File Nos. 333-213191/811-04909

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 32	☒

(Check appropriate box or boxes.)
SYMETRA SEPARATE ACCOUNT SL
(Exact Name of Registrant)
Symetra Life Insurance Company
(Name of Depositor)

777 108th Ave NE, Suite 1200, Bellevue, WA	98004
(Address of Depositor's Principal Executive Offices)	(Zip Code)
Depositor’s Telephone Number, including Area Code (425) 256-8000
Name and Address of Agent for Service

Michaelanne Ehrenberg
Symetra Life Insurance Company
Vice President and Associate General Counsel
777 108 th Ave NE, Suite 1200
Bellevue, Washington 98004

Approximate date of Proposed Public Offering:
As Soon as Practicable after Effective Date of this registration statement

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2018, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	On pursuant to paragraph (a) of Rule 485

If appropriate, check the following:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of securities being registered:
Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus
May 1, 2018

Milestone VUL-G
FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

Issued through:
SYMETRA SEPARATE ACCOUNT SL
by
SYMETRA LIFE INSURANCE COMPANY

This prospectus describes Milestone VUL-G, a flexible premium adjustable variable life insurance policy (“Policy”), offered by Symetra Life Insurance Company (“Symetra Life,” the “Company,” “We,” “Us” or “Our”). A purchaser of a Policy (“Owner,” “You” or “Your”) may allocate amounts under the Policy to one or more of the Subaccounts of Symetra Life Insurance Company Separate Account SL (“Variable Account”). Each subaccount invests in one of the following portfolios (each a “Fund”) of the Vanguard® Variable Insurance Fund:

•	Vanguard VIF - Equity Index Portfolio

•	Vanguard VIF - Mid-Cap Index Portfolio

•	Vanguard VIF - Total Stock Market Index Portfolio

Amounts under the Policy may also be invested in the Fixed Account, which credits a specified guaranteed interest rate. The value of Your Policy that is allocated to the Subaccounts may fluctuate. You bear the risk that Your Policy Value may decrease.
To learn more about the Policy, You can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2018. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally part of the prospectus. You may request a free paper copy of the SAI, a paper copy of this prospectus if You have received it in an electronic format, or a prospectus for any of the Funds by contacting Our Administrative Office at P.O. Box 34690, Seattle, WA 98124 or calling 1‑800‑796‑3872 or by visiting Us at https://www.symetra.com. The SEC maintains a website at (https://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically.
Before investing, please read this prospectus carefully, along with the accompanying prospectuses for the Funds, and keep them for future reference. This prospectus does not constitute an offering in any jurisdiction in which the Policy may not lawfully be sold.
The Policies are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

BENEFIT/ RISK SUMMARY

This summary describes the Policy’s important benefits and risks. The sections of the prospectus following this summary discuss the Policy in more detail. Additional discussion is also included in the Statement of Additional Information (“SAI”). Appendix A: Definitions of this prospectus defines certain words and phrases used in this prospectus.
The Policy can be used for insurance protection and estate planning, as well as for other long term financial goals. You should consider the Policy in conjunction with other insurance You own.
The Policy is offered for sale in all jurisdictions where We are authorized to do business and where the Policy is approved by the appropriate insurance regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which Your Policy is issued governs whether certain features, riders, charges and fees are allowed in Your Policy. Please see Appendix B for a listing of state variations as well as your Policy for any state specific variations applicable to You. Any state variations will be included in Your Policy, or provided by separate endorsement.
POLICY BENEFITS
Flexibility. The Policy is designed to be flexible to meet Your specific circumstances and life insurance needs. Within certain limits You can:

•	Change the timing, amount and frequency of premium payments.

•	Decrease the amount of life insurance coverage.

•	Change the Beneficiary.

•	Transfer Policy Value between and among the investment options available under Your Policy.

•	Take a loan against the Policy.

•	Withdraw Policy Value.

•	Surrender the Policy.

Premiums. You may establish a schedule of monthly, quarterly, semi-annual or annual premium payments, but You are not required to pay premiums according to the schedule. You can change the frequency and amount of, skip, or make unplanned, premium payments. You can allocate Your Net Premium Payments and Policy Value among the Subaccounts and, if available, the Fixed Account which provides a guaranteed minimum rate of interest. Failing to pay premiums, alone, will not cause the Policy to Lapse, and paying planned premiums will not guarantee that the Policy will remain in force. For more information, see PREMIUMS.
Death Benefit. The primary benefit of this Policy is life insurance coverage. We will pay a death benefit to the Beneficiary(ies) if the Insured dies while the Policy is in force. The amount of the Death Benefit generally depends on the Specified Amount of insurance that You select, the tax compliance test You choose, Your Policy Value, and any additional insurance provided by riders You purchase. The Death Benefit is reduced by any Loan Amount and any charges that are due and unpaid. For more information, see DEATH BENEFIT.
Income Tax Compliance Tests. You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum Death Benefit. The test You choose will generally depend on the amount of premiums You wish to pay relative to Your desired Death Benefit.

•	Cash Value Accumulation Test-generally does not limit the amount of premiums You can pay into Your Policy.

•
Guideline Premium Test-limits the amount of premiums You can pay into Your Policy, and the minimum Death Benefit will generally be smaller than the minimum Death Benefit under the Cash Value Accumulation Test.

You may not change tests after Your Policy is issued. You should consult Your tax advisor when choosing an income tax compliance test.
No Lapse Protection. When issued, your Policy includes a rider that will help You manage some of the risk of Policy Lapse. The Lapse Protection Benefit Rider will prevent a Policy from lapsing due to insufficient Policy Value, as long as certain conditions are met. While the Lapse Protection Benefit Rider is in effect, You must allocate all of Your Net Premium Payments and transfers of Policy Value to the Subaccounts. Any allocation of new Premium or Policy Value to the Fixed Account after the Cancellation Period which is not related to an accelerated Death Benefit will terminate the Lapse Protection Benefit Rider. For more information, see LAPSE PROTECTION BENEFIT RIDER.
Decreases in premium payments, not paying planned premium according to the illustrated schedule, decreasing the Specified

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Amount, and taking loans or withdrawals will all reduce the Lapse Protection Value and may shorten the length of the guarantee provided under this benefit.
Right to Examine the Policy. For a limited time, the Owner can cancel the Policy and receive a refund. For more information, see “Cancellation Period” in the section titled THE POLICY.
Access to Your Policy Value. Subject to certain restrictions, You can access the money in Your Policy in several ways.

•
Surrenders-At any time while the Policy is in force and the Insured is alive, You may surrender Your Policy for the Net Surrender Value. The Net Surrender Value may reflect a substantial Surrender Charge. For more information, see “Surrender” in ACCESS TO YOUR POLICY VALUE. Surrenders may have adverse tax consequences. For more information, see TAXES.

•
Withdrawals-After the first Policy Year, while the Insured is alive and the Policy is in force before the Maturity Date, You can take money out of Your Policy through a withdrawal. Withdrawals will affect the Death Benefit and may have adverse tax consequences. For more information, see TAXES. We may charge a fee for withdrawals. For more information, see “Withdrawals” in ACCESS TO YOUR POLICY VALUE.

•
Loans-At any time after the Cancellation Period ends, and while the Insured is alive and the Policy is in force, You may borrow any amount up to 90% of Your Net Surrender Value. Loans and the interest rates credited to and charged for loans are described in more detail in “Loans” in ACCESS TO YOUR POLICY VALUE. Loans may have adverse tax consequences. For more information, see TAXES.

•
Transfers-While the Insured is alive and the Policy is in force, You can transfer Policy Value between or among any of the Subaccounts and the Fixed Account. We may charge a fee for transfers in excess of the number of free transfers shown on Your Policy. We may limit the number of transfers out of the Fixed Account (if available) and, in certain circumstances, may limit Your transfer activity into a Subaccount to deter disruptive trading and market timing. See TRANSFERS OF POLICY VALUE.

Tax Benefits. A Policy must satisfy certain requirements set forth in the Code to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a Policy issued on a standard rate class basis should generally be considered a life insurance contract under federal tax law. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements.
If the Policy satisfies the definition of life insurance under the Code, the Death Benefit Proceeds should generally be excludable from the gross income of the Beneficiary. Estate taxes may apply. In addition, You should not be deemed to be in constructive receipt of the Policy Value, and therefore should not be taxed on increases (if any) in the Policy Value until You take out a loan, make a withdrawal, or surrender the Policy. In addition, transfers of Policy Value should not be treated as taxable transactions. For more information, see TAXES.
Supplemental Benefits and Riders. The Policy offers riders that provide supplemental benefits under the Policy. We will deduct any separate charge for each of these riders from Policy Value as part of the Monthly Deduction. For more information, see SUPPLEMENTAL BENEFITS (RIDERS).

•	Lapse Protection Benefit Rider.

•	Accelerated Death Benefit for Chronic Illness Rider.

•	Accelerated Death Benefit for Terminal Illness Rider.

•	Charitable Giving Benefit Rider.

•	Accelerated Death Benefit for Chronic Illness Plus Rider.

POLICY RISKS
Long-Term Financial Planning. The Policy is designed to help meet long-term financial objectives by paying a Death Benefit to the named Beneficiary(ies). The Policy is not suitable as a short-term savings vehicle and, therefore, may not be the right kind of policy if You plan to withdraw money or surrender the Policy for short‑term needs. You may pay substantial charges if You surrender Your Policy. Please discuss Your insurance needs and financial objectives with Your registered representative.
Among variable universal life insurance policies on the market today, this Policy (particularly when used in conjunction with the Lapse Protection Benefit Rider) provides a very high Death Benefit as a function of premium payments. However, because of its fees and charges (including the charges for the Lapse Protection Benefit Rider), it may not provide as great a growth in Policy Value as some other variable universal life insurance policies on the market today. If You are looking to maximize the

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Death Benefit available to your Beneficiaries after Your (or another insured’s) death, this Policy may be a good one for You. If, however, You are seeking maximum growth of policy value in a variable universal life insurance policy, this Policy may not be Your best choice.
Risk of an Increase in Current Fees and Charges. Certain fees and charges are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed maximum levels. If fees and charges are increased, You may need to increase the amount and/or frequency of premiums to keep the Policy In Force.
Investment Risk. You may allocate Your Policy Value to one or more of the Subaccounts, each of which invests in a designated Fund. Depending upon market conditions, You can make or lose Policy Value in any of these Subaccounts; Your Policy Value will increase or decrease as a result of investment performance. If investment performance is very poor, You could lose everything that You invest and Your Policy could Lapse without value.
Owners who do not keep the Lapse Protection Benefit Rider in force may also allocate Net Premium or Policy Value to the Fixed Account, which credits guaranteed interest. Such Owners assume the risk that the interest rate We credit on Fixed Policy Value may decrease, although it will never be less than an annual effective guaranteed interest rate of 1%.
Fund Investment Risk. A comprehensive discussion of each Fund available as an investment option under the Policy can be found in the Fund’s prospectus. Please refer to the prospectuses for the Funds for more information.
There is no assurance that any Fund will achieve its stated objective.
Risk of Lapse. Net Premiums that do not offset prior Monthly Deductions, poor Subaccount investment performance, withdrawals, and unpaid loans and loan interest, may cause a Policy to Lapse, which means that You will no longer have insurance coverage. If the Lapse Protection Benefit Rider is in effect, Your Policy will remain in force as long as the requirements of that Rider are met. Without the Lapse Protection Benefit Rider, Your Policy will remain in force only as long as the Net Surrender Value is sufficient to cover Your Monthly Deductions. A Policy Lapse may have tax consequences.

INQUIRIES

•	For general correspondence and Written Notice, please contact Our Administrative Office at:

P.O. Box 34690
Seattle, WA 98124
Telephone: 1-800-796-3872
Facsimile: 1-866-719-3124

For premium payments after your Policy is issued, please contact Us at:

P.O. Box 34815
Seattle, WA 98124

•	For overnight mail, please contact Us at Our Home Office, located at:

777 108th Ave. NE, Suite 1200
Bellevue, WA 98004

•	On the Internet, please go to: https://www.symetra.com.

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FEE TABLE

The following tables describe the types of fees and charges that You will pay (directly or indirectly) when buying, owning and surrendering Your Policy. If the amount of the charge depends on the personal characteristics of the Insured, the fee table lists the minimum and maximum charges We assess under the Policy, as well as the fees and charges of a typical Insured, with the characteristics set forth in the table. These fees and charges may not be typical of the fees and charges that You will pay.
The first table describes the fees and charges that are payable when buying the Policy, paying premiums, making withdrawals from the Policy, surrendering the Policy, or transferring Policy Value among the Subaccounts and (if available) the Fixed Account.
TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
PREMIUM CHARGE	Upon payment of each premium	15%	10%
SURRENDER CHARGE (1)	At the time of any surrender during the first 15 Policy Years
Minimum Charge		$4.02 per $1,000 of Initial Specified Amount	$4.02 per $1,000 of Initial Specified Amount
Maximum Charge		$58.55 per $1,000 of Initial Specified Amount	$58.55 per $1,000 of Initial Specified Amount
Charge for 45 year old Male Standard Non-Tobacco user (2)		$39.97 per $1,000 of Initial Specified Amount	$39.97 per $1,000 of Initial Specified Amount
WITHDRAWAL PROCESSING FEE	Upon each withdrawal	$25	$25
TRANSFER PROCESSING FEE	Upon each transfer in excess of 24 transfers in a Policy Year	$25	$25

(1)
A surrender charge is deducted if the Owner surrenders the Policy during the first 15 Policy years. This charge varies by Policy duration and the Issue Age, Risk Class and if permitted by state law, the sex of the Insured.

(2)
The rates shown are for a 45 year old male standard non-tobacco user for the first Policy year only. The rates will change each Policy year thereafter to reflect the Insured’s Attained Age and risk class. For more information on the rate that would apply to You, please contact your registered representative or Us at our Administrative Office.

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The table below describes the fees and charges that You will pay periodically during the time that You own the Policy, excluding Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
ADMINISTRATIVE CHARGE	On the Policy Date and on each Monthly Anniversary Day	$60	$20
EXPENSE CHARGE	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge	For Policy Years 1-20	$0.03 per $1,000 of initial Specified Amount	$0.03 per $1,000 of initial Specified Amount
Maximum Charge	For Policy Years 1-20	$2.17 per $1,000 of initial Specified Amount	$1.67 per $1,000 of initial Specified Amount
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Year 1	$0.23 per $1,000 of Initial Specified Amount	$0.18 per $1,000 of Initial Specified Amount
COST OF INSURANCE (2) (without extra ratings)(3)	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge		$0.04 per $1,000 of Net Amount at Risk	$0.01 per $1,000 of Net Amount at Risk
Maximum Charge		$83.33 per $1,000 of Net Amount at Risk	$43.13 per $1,000 of Net Amount at Risk
Charge for 45 year old Male Standard Non-Tobacco user (1)		$0.19 per $1,000 of Net Amount at Risk	$0.05 per $1,000 of Net Amount at Risk
MONTHLY VARIABLE POLICY VALUE CHARGE	On the Policy Date and on each Monthly Anniversary Day	For All Policy Years: 0.075% of Variable Policy Value	For Policy Years 1-10: 0.075% of Variable Policy Value For Policy Years 11+: 0.0375% of Variable Policy Value
LOAN INTEREST SPREAD	On each Policy Anniversary, or earlier, as applicable	1%	1%
LAPSE PROTECTION BENEFIT RIDER EXPENSE CHARGE	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge	For Policy Years 1-20	$0.11 per $1,000 of Initial Specified Amount	$0.08 per $1,000 of Initial Specified Amount
Maximum Charge	For Policy Years 1-20	$0.97 per $1,000 of Initial Specified Amount	$0.75 per $1,000 of Initial Specified Amount
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Years 1-20	$0.32 per $1,000 of Initial Specified Amount	$0.25 per $1,000 of Initial Specified Amount
CHRONIC ILLNESS PLUS RIDER	On the Policy Date and on each Monthly Anniversary Day
Minimum Charge		$0.00 per $1,000 of of Net Amount Risk	$0.00 per $1,000 of of Net Amount Risk
Maximum Charge		$4.62 per $1,000 of of Net Amount Risk	$4.62 per $1,000 of of Net Amount Risk
Charge for 45 year old Male Standard Non-Tobacco user (1)	For Policy Year 1	$0.02 per $1,000 of of Net Amount Risk	$0.02 per $1,000 of of Net Amount Risk

(1)
The rates shown are for a 45 year old male standard non-tobacco user for the first Policy Year only. The rates will change each Policy year thereafter to reflect the Insured’s Attained Age and risk class. For more information on the rate that would apply to You, please contact your registered representative or Us at our Administrative Office.

(2)
Current cost of insurance rates vary and may change based on a number of factors. See “Monthly Cost of Insurance Charge” in CHARGES AND FEES. The cost of insurance charges shown in the table likely do not represent the charges You will pay. For more information on the Cost of Insurance Charge that would apply to You, please contact your registered representative or Us at our Administrative Office.

(3)
We may place an Insured in a substandard Risk Class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. For certain Risk Classes, We may add a surcharge to the cost of insurance rates.

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RANGE OF EXPENSES FOR THE FUNDS
The Total Annual Fund Operating Expense Table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2017. These expenses may be different in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each fund.

Total Annual Fund Operating Expense	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees and other expenses)	0.15%	0.19%

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POLICY DIAGRAM

Your Premium
You make a premium payment.
We deduct a premium charge.
Net Premium Payments
• We hold Your Net Premium Payment in the Fixed Account during the Cancellation Period.
• After the Cancellation Period, We allocate Your Net Premium Payment to the investment options You choose.
Fixed Option
• We transfer Policy Value to the Fixed Account when You take a Policy loan, or as required by a supplemental rider.
• We hold amounts allocated to the Fixed Account in Our General Account
Variable Investment Options
We hold amounts allocated to these Investment options in the Variable Account.
VVIF
The variable investment options invest in Funds of the Vanguard Variable Insurance Fund (VVIF).
VVIF
Deducts advisory fees and other expenses from the Funds.
We make Monthly Deductions
Every Month We Deduct
• Cost of Insurance Charges
• Administrative Charge
• Expense Charge
• Rider Charge
Loan Account Value
Policy Value set aside to secure a Policy loan.
Policy Value
Variable Policy Value + Fixed Policy Value + Loan Account Value
Every month
We deduct a variable policy value charge.
If you make a withdrawal
We may deduct a withdrawal processing fee.
If You surrender Your Policy during the first 15 Policy Years
We deduct a surrender charge.
If You make a transfer
We may deduct a transfer processing fee.

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SYMETRA LIFE, THE FIXED ACCOUNT, AND THE GENERAL ACCOUNT

SYMETRA LIFE
Symetra Life Insurance Company is an Iowa stock life insurance company. Symetra Life Insurance Company was organized under Washington law on January 23, 1957, and redomesticated to Iowa in 2014. Symetra Life Insurance Company is a wholly owned subsidiary of Symetra Financial Corporation, which, in turn, is a wholly owned subsidiary of Sumitomo Life Insurance Company, a Japanese mutual life insurer ( sougo kaisha ) with its headquarters in Tokyo, Japan. Symetra Life Insurance Company provides individual and group life, accident and health insurance, and annuity products and is licensed to do business in the District of Columbia, Puerto Rico and all states except New York.
THE FIXED ACCOUNT
The Fixed Account consists of assets owned by Symetra Life other than those in the Variable Account.
Policy Value in the Fixed Account will be credited with the interest rate established for the date that We receive the funds. This rate will be applied as of the date We receive the funds and continue for at least 12 months. We may change interest rates for successive 12-month periods at Our discretion. Annual effective guaranteed interest rates will never be less than the minimum shown in Your Policy. You bear the risk that the rate of interest that We credit will not exceed that minimum. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the Fixed Account. For purposes of crediting interest, Policy Value deducted, transferred or withdrawn from the Fixed Account is accounted for on a “first-in, first-out” basis.
Net Premium is placed in the Fixed Account during the Cancellation Period (see "Cancellation Period” in THE POLICY). We reserve the right to restrict or remove the Fixed Account as an investment option available under the Policy.
Interests in the Fixed Account are not securities. For this reason, the SEC staff has not reviewed disclosure in this prospectus relating to the Fixed Account.
OUR GENERAL ACCOUNT
The Fixed Account is part of Symetra Life’s General Account. Unlike premium payments and Policy Value allocated to the Variable Account, We assume the risk of investment gain or loss on amounts held in the Fixed Account. The assets of the General Account may be used to pay the claims of any of Our policy owners as well as Our creditors. The General Account invests its assets in accordance with state insurance law.
The assets of Our General Account support Our insurance and annuity obligations and are subject to Our general liabilities from business operations and to claims by Our creditors. Policy Value in the Fixed Account, plus any guarantees under the Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from Our General Account. State insurance laws and regulations require life insurance companies, including the Company, to hold assets in its General Account equal to a special liability called “reserves” which, under such laws and regulations, are considered by the insurance regulators to be sufficient for the Company to meet its contractual obligations to policyholders. The Company complies with these requirements and We regularly monitor Our reserves to ensure that We hold sufficient assets to cover actual or expected policy and claims payments. State insurance regulators also require life insurance companies to maintain a minimum amount of capital in excess of assets that offset reserves, which acts as a cushion in the event that the insurer suffers financial impairment, based on the specific risks in the insurer’s operations. For the Company, such risks include those associated with losses that We may incur as the result of defaults on the payment of interest or principal on assets held in Our General Account, which include bonds, loans secured by mortgages, and equity securities, as well as the loss in value of these investments resulting from a loss in their market value.
We prepare Our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (“GAAP”). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling Us at 1-800-796-3872 or by writing Us at Our Administrative Office). In addition, the Statement of Additional Information is available on the SEC's website at https://www.sec.gov.

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THE VARIABLE ACCOUNT AND THE FUNDS

SYMETRA SEPARATE ACCOUNT SL
Symetra Separate Account SL (“Variable Account”) is a separate account that was established under Washington law on November 6, 1986, and reestablished under Iowa law on July 1, 2014. The Variable Account holds the assets that underlie Policy Values invested in the Subaccounts. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).
The Variable Account is divided into Subaccounts, each of which invests in the shares of a specific Fund. These Subaccounts buy and sell Fund shares at Net Asset Value without any sales charge. Any dividends and distributions from a Fund are reinvested at Net Asset Value in shares of that Fund.
Under Iowa law, the assets in the Variable Account are the property of Symetra Life. Variable Account assets are held separately from Symetra Life’s other assets and are not part of Our General Account. Variable Account assets may not be used to pay any of Our liabilities other than those arising from the Policies and other variable life insurance policies We issue through the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other policy liabilities of the Variable Account are not chargeable with liabilities that arise from any other business that the Company may conduct. Income, gains and losses realized or unrealized from the assets allocated to a Subaccount are credited to or charged against such Subaccount without regard to other income, gains or losses of Symetra Life. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account.
Promises We make in the Policy are general obligations of Symetra Life and are not dependent on assets in the Variable Account.
Changes to the Variable Account. Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, which may include:

•	Transferring assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;

•	Removing, combining, or adding Subaccounts, and making the combined or added Subaccounts available for allocation of premium payments;

•	Closing certain Subaccounts to allocations of new premium or transfer of Policy Value by existing or new Owners;

•	Substituting shares of a Fund, which may have different fees and expenses, for shares of a Fund in which a Subaccount currently invests;

•	Combining the Variable Account with other separate accounts and/or creating new separate accounts;

•	Deregistering the Variable Account under the 1940 Act, or operating the Variable Account or any Subaccount as a management investment company, or as any other form permitted by law;

•	Managing the Variable Account under the direction of a committee at any time;

•	Making any changes required by applicable law or regulation; and

•	Modifying the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.

We will notify You of any changes. We reserve the right to make other structural and operational changes affecting the Variable Account.

VARIABLE INVESTMENT OPTIONS
Each Subaccount of the Variable Account invests in shares of a corresponding Fund. Each Fund is part of the Vanguard Variable Insurance Fund, a series fund that is an open-end investment management company registered with the SEC.
Each Fund’s assets are held separate from the assets of the other Funds and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income or loss of one Fund has no effect on the investment performance of any other Fund.
Each Fund’s investment objective(s) and policies are summarized below. There is no assurance that a Fund will achieve its stated objective(s). The investment performance for the Funds may differ substantially from mutual funds with similar names and objectives that are available to the general public. There can be no assurance, and We make no representation, that the investment performance of the Funds will be comparable to any other mutual fund portfolio, even those with the same

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investment objectives and policies and advisor or manager. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other mutual fund portfolio, even those with the same investment advisor or manager.
You can find more detailed information about the Funds-including descriptions of Fund expenses, investment objectives and risks in the Fund prospectuses. You can obtain free copies of the Fund prospectuses by contacting Us at 1-800-796-3872. You should read the Fund prospectuses carefully. If You received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full prospectus.

FUND NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Vanguard® Variable Insurance Fund Portfolios Vanguard is a registered trademark of The Vanguard Group
Vanguard VIF - Equity Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Vanguard Group, Inc.
Vanguard VIF - Mid-Cap Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group, Inc.
Vanguard VIF - Total Stock Market Index Portfolio	The Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc.
The Vanguard VIF - Total Stock Market Index Portfolio is a "fund-of-funds", which means that it achieves its objective by investing in other mutual funds rather than in individual securities.

We do not guarantee that each Fund will always be available for investment through the Policy.

Selection of Underlying Funds. The Funds offered as investment options under the Policy are selected by Symetra Life. We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with Our hedging strategy, the strength of the advisor’s reputation and tenure, brand recognition, and past performance. The alignment of the investment objectives of each of the Funds with Our hedging strategy is a particularly important factor for Us because Our hedging activities make it possible for Us to offer the Lapse Protection Benefit at a reasonable price. We may remove a Fund or limit its availability to new premiums and/or transfers of Policy Value if We determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
You are responsible for allocating Variable Policy Value among the Subaccounts that are appropriate for Your own individual circumstances and Your investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, You should carefully consider any decisions that You make regarding investment allocations.
In making Your Subaccount selections, We encourage You to thoroughly investigate all of the information that is available to You regarding the Funds, including the prospectus, SAI and annual and semi-annual reports for each Fund. After You select Funds for Your Initial Premium Payment(s), You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in Your Policy Value resulting from the performance of the Funds You have chosen.
Voting Rights. Symetra Life is the owner of the Funds’ shares. However, when a Fund solicits proxies in connection with a shareholder vote, We will ask You for instructions as to how to vote those shares attributable to Your Variable Policy Value indirectly invested in that Fund. Before a vote of a Fund’s shareholders occurs, You will receive voting materials in accordance with the procedures established by the Fund. You will have the right to instruct Us on the number of Fund shares that corresponds to the amount of Policy Value that You have in that Fund. Your number of votes is calculated separately for each Subaccount and may include fractional votes.
We vote Fund shares for which no timely instructions are received from Owners in proportion to the voting instructions that are received from other Owners with respect to that Fund. For this reason, a small number of Owners may control the

15

outcome of a vote. Should We determine that We are permitted by law to do so, We will vote the shares in Our own right. If required by state insurance regulators, or if permitted under federal regulation, We may disregard certain Owner voting instructions.
You have no voting rights with respect to values in the Fixed Account.

THE POLICY

PURCHASING A POLICY
If You are between the ages of 20 to 85, You may purchase a Policy by submitting an application, the Initial Premium Payment, and providing evidence of insurability satisfactory to Us. Before approving an application, We conduct underwriting to determine Your Risk Class.
Upon receipt of the Initial Premium Payment and before a Policy is issued, We may provide temporary insurance, subject to a maximum amount. If You make Your Initial Premium Payment through Electronic Funds Transfer (“EFT”) and a specific draft date is requested, Your Issue Date will be at least three business days after the requested draft date. If no specific date is requested, Your Policy will be dated as of the underwriter approval date with the draft date being three business days prior.
Because the cost of insurance charge (and certain rider charges) are based on Your Attained Age under the Policy and Attained Age is measured from the Policy Date, in certain circumstances We may issue Your Policy with a Policy Date that pre-dates the Issue Date. Speak with Your sales representative for more information about Your Policy Date.
CANCELLATION PERIOD
You may examine the Policy and, if for any reason You are not satisfied, You may cancel the Policy by returning it with a written request to cancel the Policy to Our Administrative Office or to the sales representative who sold it to you within thirty-five (35) calendar days after the Issue Date. If You decide to cancel Your Policy during the Cancellation Period, We will refund the premium payments made, minus any withdrawals, promptly, and will treat the Policy as if it had never been issued.
We hold the Net Premium Payments received for Your Policy during the Cancellation Period in the Fixed Account. At the expiration of the Cancellation Period, We will reallocate the Net Premium Payment(s) less Monthly Deductions, plus credited interest, held in the Fixed Account to the investment options available under an Owner’s Policy, based on the Owner’s allocation instructions in effect at that time.
OWNERSHIP RIGHTS
The Policy belongs to the Owner named in the application unless changed. The Owner, may exercise all of the rights and options described in the Policy. The Insured is the Owner unless the application specifies a different person as Owner. If the Owner dies before the Insured and no contingent Owner is named, then ownership of the Policy will pass to the Owner’s estate (subject to applicable community property laws).
The principal rights an Owner may exercise are to:

•	change the Owner;

•	select or change a contingent Owner of the Policy;

•	designate or change any Beneficiary or Contingent Beneficiary before the death of the Insured;

•	allocate Net Premium Payments and Policy Value among and between the Subaccounts and any Fixed Accounts; and

•	surrender, take a loan, or assign the Policy.

The Owner must select either the Guideline Premium Tax Test or the Cash Value Accumulation Tax Test on the Policy application. Once selected, the tax test applicable to Your Policy cannot be changed.
The Owner of a Policy may change the Owner and change any Beneficiary or Contingent Beneficiary by Written Notice. The request will take effect as of the date such Written Notice is signed by the Owner. We are not liable, however, for payment or other action taken by Us before We receive such Written Notice.

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PREMIUMS

Premium payments should be made payable to Symetra Life Insurance Company and in a form acceptable to us. You may choose to pay premiums:

•	By personal check drawn on U.S. funds;

•	By Electronic Funds Transfer (EFT); or

•	By wire.

You may choose to make premium payments directly to Our Administrative Office or through a pre-authorized transfer from a bank account. You can make Planned Periodic Payments using EFT by:

•	electing the EFT payment option on Your application or providing Us with a bank draft authorization form; and

•	providing Us with a voided check for account and bank routing information.

Monthly Planned Periodic Payments must be made by EFT.
You may change the method of paying premiums at any time without charge.
INITIAL PREMIUMS
If You choose to make Your Initial Premium Payment by check, it can be delivered either directly to Our Administrative Office or to Your registered representative. Your check must be sufficient to keep the Policy in force for at least two months. If You choose to make Your Initial Premium Payment by EFT, the Initial Premium Payment is equal to one monthly premium. You may change the method of paying premiums at any time without charge.
PLANNED PERIODIC PAYMENTS
You can schedule the amount and frequency of premium payments. We refer to these scheduled premiums as “Planned Periodic Payments”. You can choose to pay them either annually, semi-annually, quarterly, or monthly. Subject to Our approval, You can change the amount and frequency of Planned Periodic Payments. We will send Owners reminder notices for Planned Periodic Payments.
Making Planned Periodic Payments is optional. If You make Planned Periodic Payments on time and in full, there is still no guarantee that the Policy will not Lapse (i.e., terminate without value). See POLICY LAPSE AND REINSTATEMENT for more information.
ADDITIONAL PREMIUMS
Additional premium payments may be made at any time before the Maturity Date while the Policy is in force, and may be necessary to prevent Lapse. Additional premium payments or other changes to the Policy can jeopardize a Policy’s tax status. We will notify an Owner that a premium payment may result in a Policy becoming a Modified Endowment Contract (MEC), and will refund any portion of any premium payment We determine to be in excess of the premium limit established by law to qualify the Policy as life insurance.
Unless You specify otherwise in a Written Notice, We will consider any unplanned premium payment made while a loan is outstanding as a loan repayment.
Premium payments received in good order are credited to Your Policy on the business day We receive them at Our Administrative Office. However, payments received at Our Administrative Office without all of the information necessary to process them may postpone the crediting of Your payment to Your Policy. In addition, if Your check is received without the necessary information We need to process it, processing delays will occur as We attempt to contact You to get the necessary information.
ALLOCATION OF NET PREMIUM PAYMENTS AND POLICY VALUE
You designate how Your Net Premium Payments are to be allocated when You apply for a Policy. All percentage allocations must be in whole numbers. The sum of the allocations must equal 100%.
We allocate Net Premium Payments We receive during the Cancellation Period (including the Initial Premium Payment) to the Fixed Account. At the end of the Cancellation Period, the Net Premium Payment(s) less Monthly Deductions and

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plus credited interest is (are) reallocated to any Subaccount that You selected, based on Your allocation instructions. Net Premium Payments received after the Cancellation Period are allocated to the Subaccounts and/or the Fixed Account, according to the allocation instructions We have at that time.
You may change Your allocation instructions without charge at any time by Written Notice or by telephone. The change will be effective as of the end of the Valuation Period on which We receive Your Written Notice or telephone call.
Whenever You allocate Net Premiums or transfer Policy Value into a Subaccount, We will credit Your Policy with the number of Units for that Subaccount that can be acquired for such premium or transfer amount. We price each Subaccount Unit on each Valuation Day using the Unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the Subaccounts only on a Valuation Day. Your Policy Value will vary with the investment experience of the Subaccounts in which You invest.
If a selected Subaccount is not available, Your allocation or transfer will not be carried out. We will contact You for further instructions.
You should periodically review how Your Policy Value is allocated among the Subaccounts and the Fixed Account because market conditions and Your overall financial objectives may change.
PREMIUM LIMITATIONS
We reserve the right, at any time and without prior notice, to:

•
limit the amount and frequency of planned periodic premiums and additional unscheduled premiums (each, an “additional premium”). Aggregate premium payments in excess of $3 million are subject to Our prior approval.

•	limit the amount and frequency of Net Premium Payments that may be allocated to the Fixed Account.

•	refuse to accept such additional premium under the Policy.

In all cases, We will accept additional premium necessary to prevent the Policy from lapsing.

CALCULATION OF POLICY VALUE

VARIABLE POLICY VALUE
The Variable Account reflects the investment experience of the Subaccounts to which it is allocated, any Net Premium Payments and loan repayments allocated to the Subaccounts, transfers out of the Subaccounts, any withdrawals of Subaccount Value, any Loan Amount transferred to the Loan Account, and that portion of any withdrawal processing fee, transfer processing fee, or the Monthly Deduction attributable to the Subaccounts. There is no minimum Variable Policy Value. The Variable Policy Value at any time is the sum of the Subaccount Values for the Policy on the Valuation Day most recently completed.
UNITS
The value of the variable portion of Your Policy will go up or down depending upon the investment performance of the Subaccount(s) You choose. To keep track of this, We use a unit of measure called a Unit which works like a share of a mutual fund. The number of Units credited is determined by dividing the dollar amount directed to each Subaccount by the value of the unit for that Subaccount.
The Unit value for each Subaccount was arbitrarily set initially at $10 when the Subaccount began operations. Thereafter, the Unit value at the end of every Valuation Day is the Unit value at the end of the previous Valuation Day multiplied by the Net Investment Factor, as described below. The Subaccount Value for a Policy on any day is equal to the number of Units credited to the Policy in that Subaccount by the Unit value for the Subaccount on that day.
The net investment factor is used to measure the change in Unit value for each Subaccount from one Valuation Period to the next. The net investment factor may be greater or less than one, which means that the value of a Unit may increase or decrease from Valuation Day to Valuation Day. The net investment factor for any Subaccount is determined by dividing (1) by (2), where:

•	(1) is the result of

a.	the Net Asset Value Per Share of a Fund held in the Subaccount, determined at the end of the current Valuation

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Period; plus

b.	the per share amount of any dividend or income distributions made by the Fund to the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

c.	a per share charge or credit for any taxes reserved for, which is determined by Symetra Life to have resulted from the operations of the Subaccount; and

•	(2) is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the immediately preceding Valuation Period.

When You make Net Premium Payments or transfers into a Subaccount, We credit Your Policy with Units. Conversely, Units are liquidated when You request a withdrawal or a transfer of money from a Subaccount, when the Monthly Deduction is assessed, the Policy is surrendered, or Death Benefit Proceeds are paid. In either case, the increase or decrease in the number of Your Units is determined by taking the amount of the Net Premium Payment, transfer, withdrawal and dividing it by the value of a Unit on the date the transaction occurs.
Example: Assume that on Monday, We receive a $1,000 Net Premium Payment from You before the NYSE closes. You have told Us that You want this to go to the Fund A Subaccount. When the NYSE closes on that Monday, We determine that the value of a Unit of the Fund A Subaccount is $20. We then divide $1,000 by $20 and credit Your Policy on Monday night with 50 Units for the Fund A Subaccount.
FIXED POLICY VALUE
The Fixed Policy Value under a Policy at any time is equal to: (i) Net Premium Payments allocated to the Fixed Account, plus (ii) Policy Value transferred to the Fixed Account; plus (iii) interest credited to the Fixed Account; minus (iv) transfers from the Fixed Account (including any transfer fees deducted); minus (v) withdrawals from the Fixed Account (including any withdrawal processing fee deducted); minus (vi) any applicable Monthly Deductions.

TRANSFER OF POLICY VALUE

While the Policy is in force and the Insured is still living, You can transfer Policy Value among and between any available Subaccounts and the Fixed Account. We will accept transfer requests from You by telephone, by Written Notice sent by fax or mail. Each transfer must be in good order.
Transfers to or from the Subaccounts will take effect at the end of the Valuation Period during which We receive the request, in good order, at Our Administrative Office. If We receive a transfer request after the end of the Valuation Day, We will process the order using the Subaccount Unit value determined at the end of the next Valuation Day. We reserve the right to modify, restrict, suspend or eliminate transfer privileges (including telephone transfers) at any time.
The following apply to transfers under the Policy:

•	Policy Value may not be transferred to the Fixed Account when the Lapse Protection Benefit Rider is in effect.

•	We will accept transfers by telephone or by written request.

•
The minimum amount that may be transferred is $1,000. If, after the transfer, the amount remaining in the Subaccount(s) or the Fixed Account would be less than the minimum amount that may be transferred, We reserve the right to transfer the entire Subaccount Value or Fixed Policy Value instead of the requested amount.

•	Except as listed below, We may deduct a $25 charge from the amount transferred for each transfer in excess of 24 transfers in a Policy Year.

◦	We consider each communication directing Us to transfer Policy Value between Subaccounts and/or the Fixed Account a single transfer.

◦
Transfers resulting from loans, automatic rebalancing, transfers from the Fixed Account at the expiration of the Cancellation Period, currently are not treated as transfers for the purpose of assessing a transfer processing fee.

•
We reserve the right to limit the maximum amount an Owner may transfer from the Fixed Account each Policy Year after the first Policy Year to the greater of (i) 25% of the Fixed Policy Value measured on the preceding Policy Anniversary and (ii) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.

Telephone transfer privileges are available for transfers among and between Subaccounts and the Fixed Account, and automatic

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rebalancing.
Please note the following regarding transfer requests made by telephone:

•	We will use reasonable procedures to confirm that the person giving instructions is authorized to do so.

•	If We follow these procedures, We are not liable for any loss, damage, cost or expense from complying with instructions We reasonably believe to be authentic.

•	We require a form of personal identification before acting on instructions received by telephone, and We make a tape recording of the instructions given by telephone.

Transfers to the Fixed Account when the Lapse Protection Benefit Rider is in effect may only be made by Written Notice.

Telephone, fax and website transfers, may not always be available. For example, Our offices may be closed during severe weather emergencies or there may be interruptions in telephone and computer systems that are beyond Our control. In addition, We can experience outages or slowdowns for a variety of reasons. Such outages and slowdowns whether in Our systems, Your systems, or those of Your service provider or Your agent may prevent or delay our receipt of Your transfer request.
You also should protect Your password because self-service options will be available to anyone who provides Your password. We will not be able to verify that the person using Your user name and password and providing instructions is You or a person authorized by You.
AUTOMATIC REBALANCING
After Your Policy Value has been invested, the performance of the Subaccounts may cause the percentage in each Subaccount to change from Your original allocations. You can instruct Us to adjust Your investment in the Subaccounts and the Fixed Account to maintain a predetermined mix on a quarterly basis. Once started, automatic rebalancing will continue until You request Us to stop.
LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
Effects of Excessive Transfers and Market Timing Activity. The Policy and the Funds are not designed for short term trading or market timing, or for persons that make large, or frequent transfers. Such trading activity may be disruptive to portfolio management strategies by causing forced and unplanned portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a Fund to maintain a higher level of cash than would otherwise be the case, resulting in lost opportunity costs that must be indirectly borne by all Owners invested in the affected Subaccounts, not just those making the transfers. These disruptive activities may increase expenses and adversely affect Fund performance, thereby negatively impacting long-term Owners.
Detection and Deterrence. Symetra Life discourages and does not accommodate frequent transfers or market timing activity. Due to the potential adverse consequences to Owners, the Funds, Fund shareholders, and the Variable Account, We have established certain policies and procedures to attempt to detect and deter market timing and disruptive trading. Under these policies and procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in Funds that exceed certain monetary thresholds may be scrutinized. Symetra Life also may review transactions that occur close in time to other transactions in the same Policy or in multiple Policies under common ownership or influence. Trading activity that is identified through these procedures, or as a result of any other information available, will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws. Despite Our monitoring, however, We may not be able to detect or halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, We cannot guarantee that all harmful trading will be detected or that a Fund will not suffer from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.
In addition to the broad ability to restrict potentially harmful trading as described above, Symetra Life has adopted a policy under which any Owner transferring $100,000 or more from a Subaccount may not transfer Policy Value back into that Subaccount for 90 days. Symetra Life will grant two exceptions to the 90-day policy, per rolling 12‑month period. We will notify You in writing after You trigger each exception to the 90-day policy.
We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in Our view, has abused or appears likely to abuse, the transfer privilege, on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify Our procedures, impose holding period requirements, or limit the number, size,

20

frequency, manner or timing of the transfers that We permit. If We modify Our procedures, they will be applied uniformly to all Owners. We also reserve the right to reverse a transfer if a Fund refuses or reverses Our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, We may aggregate two or more variable insurance products that We believe are connected by Owners or persons engaged in trading on behalf of Owners.
In addition to Our internal policies and procedures, We will administer Your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We may implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any Fund. To the extent permitted by law, We also may defer the transfer privilege at any time that We are unable to purchase or redeem shares of any of the Funds.
If a transfer request is rejected or Your transfer privileges have been restricted for any reason, We will attempt to inform You by telephone the next business day. If We do not succeed in reaching You by telephone, We will send a letter to Your Address of Record.
Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent harmful trading activity among the Subaccounts available under this Policy, there is no assurance that We will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, Our ability to discourage and restrict market timing or disruptive trading may be limited by terms of the Policy and by decisions of state regulatory bodies and court orders that We cannot predict.
Fund Frequent Trading Policies. The Funds to which We submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by Us on behalf of all Our variable annuity contract owners and variable life policy owners. Those Funds may require Us to investigate whether any of Our contract owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If a Fund believes You are engaged in market timing activity, it may require Us to block You from making transfers or purchases to the Fund. In addition, federal regulations may require Us to provide individual transaction and contract owner information to the Funds when requested.
In addition to Our market timing procedures, the Funds to which We submit purchase and redemption orders may have their own market timing policies and restrictions. Those policies and procedures, when applicable, are described in the prospectuses for each of the Funds available for investment by you. We reserve the right to enforce the Funds' policies and procedures. Under SEC rules, We are required to: (i) enter into a written agreement with each Fund or its principal underwriter that obligates Us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (ii) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.
In cases of large or frequent transfers, Fund managers or Symetra Life may reject trades that are determined to be detrimental to other Fund investors or violate the Funds’ policies and procedures. Therefore, to the extent permitted by law, We may delay or refuse to honor a transfer request to a Subaccount that invests in a Fund, or to reverse such a transfer request, at any time We are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions.
We further reserve the right to implement, administer, and collect any fee or restriction, including redemption fees, imposed by any Fund. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading. You should read the prospectus of each Fund for more information about the Fund’s ability to refuse or restrict purchases or redemptions of its shares and to impose redemption fees.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS
Upon receipt of Due Proof of Death of the Insured while the Policy is in force, We will pay the Death Benefit Proceeds to the primary Beneficiary(ies), if living, or to a Contingent Beneficiary. If no Beneficiary or Contingent Beneficiary survives the Insured, We will pay the Death Benefit Proceeds to the Owner or the Owner’s estate. We will pay the Death Benefit in a single sum or under a payment option provided under the Policy that the Owner or the Beneficiary(ies) select(s). See “Settlement Options” in OTHER INFORMATION ABOUT THE POLICY.

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The Death Benefit Proceeds equal:	•	The Death Benefit; plus
	•	Any Death Benefit under any rider to the Policy; minus
	•	Any liens; minus
	•	Any Loan Amount; minus
	•	Any unpaid Monthly Deductions if the Insured dies during the Grace Period.
We may further adjust the amount of the Death Benefit if We contest the Policy based on your misstatement of the Insured's Age or, if permitted by state law, sex.
We will pay interest on the Death Benefit Proceeds from the date of death to the date of payment. The annual interest rate will be at least 1%. We will pay additional interest at an annual rate of 10% starting thirty-one (31) days following the latest of (1), (2) or (3) below until the date the Death Benefit proceeds are paid.

1.	The date We receive Due Proof of Death at Our Administrative Office;

2.	The date We receive sufficient information to determine Our liability, the extent of the liability, and the person(s) entitled to the Death Benefit Proceeds; or

3.
The date that legal impediments to payment of the Death Benefit Proceeds that depend on actions of parties other than Symetra Life such as the establishment of guardianship and conservatorships, the appointment and qualification of trustees, and the submission of information necessary to satisfy state and federal reporting obligations are removed to Our satisfaction.

DEATH BENEFIT
Your Policy’s initial amount of insurance coverage, which You select in Your application, is its Initial Specified Amount. The maximum Specified Amount is generally $99 million. You may decrease, but not increase, Your Specified Amount.
The Death Benefit is the greater of the Specified Amount on the date of the Insured’s death or the applicable percentage of the Policy Value as of the Insured’s date of death, as shown in Your Policy. The amount of the Death Benefit is determined at the end of the Valuation Period in which the Insured dies.
The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.
To the extent the Net Amount at Risk under Your Policy increases as a result of a premium payment, We may require evidence of insurability satisfactory to us. We will make appropriate adjustments, prospectively, to the Monthly Deductions or any supplemental benefits that are consistent with such an increase.
Tax Compliance Tests. Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either a Guideline Premium Test (“GPT”) or a Cash Value Accumulation Test (“CVAT”). You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, You may not change to a different test. The Death Benefit will vary depending on which test is used. In deciding whether to choose the CVAT, You should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase certain charges.
The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Attained Age of the Insured) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the Attained Age, sex and Risk Class of the Insured) of the Policy Value, adjusted for certain riders.
The corridor under the CVAT is different from the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no riders, as Your Policy Value increases, Your Death Benefit will increase more rapidly under CVAT than it would under GPT.

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Under the Guideline Premium Test

The Death Benefit equals the greater of:	1.	The Specified Amount; or
	2.	A specified percentage, shown in Your Policy, of the Policy Value on the Insured’s date of death.
The Death Benefit factor is the minimum multiple of Policy Value We must pay as the Death Benefit under federal tax requirements. The Death Benefit factor is shown in Your Policy for the Insured's Attained Age as of his or her death. The following table indicates the Death Benefit factors for the GPT for different Attained Ages:

Attained Age	Death Benefit Factor
40 and under	2.50
41 to 45	2.50 minus 0.07 for each age over Attained Age 40
46 to 50	2.15 minus 0.06 for each age over Attained Age 45
51 to 55	1.85 minus 0.07 for each age over Attained Age 50
56 to 60	1.50 minus 0.04 for each age over Attained Age 55
61 to 65	1.30 minus 0.02 for each age over Attained Age 60
66 to 70	1.20 minus 0.01 for each age over Attained Age 65
71 to 75	1.15 minus 0.02 for each age over Attained Age 70
76 to 90	1.05
91 to 94	1.05 minus 0.01 for each age over Attained Age 90
95 to 99	1.01
100 and older	1.01

If the Code requires Us to determine the Death Benefit by reference to these Death Benefit factors, then the Policy is described as “in the corridor.” An increase in the Policy Value will increase Our risk, and We will increase the cost of insurance We deduct from the Policy Value.
Guideline Premium Test Example: Assume that the Insured's Attained Age is under 40 and that there is no Loan Amount. A Policy with a $100,000 Specified Amount will generally pay $100,000 in Death Benefit. However, because the Death Benefit must be equal to or be greater than 2.50 times the Policy Value, any time the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Specified Amount. The figure $40,000 is derived by solving for Policy Value in the following calculation: $100,000 = 2.50 multiplied by the Policy Value. Each additional dollar added to the Policy Value above $40,000 will increase the Death Benefit by $2.50.
Similarly, for this Policy, as long as the Policy Value exceeds $40,000, each dollar taken out of the Policy Value will reduce the Death Benefit by $2.50. If at any time the Policy Value multiplied by the Death Benefit factor is less than the Specified Amount, then the Death Benefit will equal the Specified Amount of the Policy.
Under the Cash Value Accumulation Test

Death Benefit equals the greater of:	1.	The Specified Amount; or
	2.	A specified percentage, shown in Your Policy, multiplied by the Policy Value on the date of the Insured’s death.
The Death Benefit factor under CVAT is calculated as specified under Section 7702. It is based on the Insured’s sex, Risk Class, Specified Amount band (if any), and Attained Age at the beginning of each Policy Year.

Cash Value Accumulation Test Example: Assume that a Policy has no Loan Amount. Also assume that the Policy has a Specified Amount of $1,000,000 and the Death Benefit factor is 2.97. Under the Level Option, a Policy with a $1,000,000

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Specified Amount will generally pay $1,000,000 in Death Benefits. However, because the Death Benefit for the Policy must be equal to or be greater than 2.97 times the Policy Value, any time the Policy Value exceeds $336,700, the Death Benefit of the Policy will exceed the $1,000,000 Specified Amount. The figure of $336,700 is derived by solving for Policy Value in the calculation $1,000,000 = 2.97 multiplied by Policy Value. Each additional dollar added to the Policy Value above $336,700 will increase the Death Benefit of the Policy by $2.97. Similarly, for this Policy, as long as the Policy Value exceeds $336,700, each dollar taken out of the Policy Value will reduce the Death Benefit of the Policy by $2.97. If at any time the Policy Value multiplied by the Death Benefit factor is less than the Specified Amount, the Death Benefit of the Policy will equal the Specified Amount of the Policy.

Similarly, for this Policy, as long as the Policy Value exceeds $336,700, each dollar taken out of the Policy Value will reduce the Death Benefit of the Policy by $2.97. If at any time the difference between the Policy Value and the Net Single Premium for riders multiplied by the Death Benefit factor is less than the Specified Amount, the Death Benefit of the Policy will equal the Specified Amount of the Policy.
DECREASING THE SPECIFIED AMOUNT
After the first Policy Year, You can request a decrease of at least $10,000 in the Specified Amount by Written Notice to Us at Our Administrative Office. Decreases in the Specified Amount will allow you to decrease the planned premium amount and will decrease the guideline premium payment. Changes take effect on the first Monthly Anniversary Day on or next following the date We approve the change. We may decline to make a change that would decrease Your Specified Amount of insurance to less than the minimum amount shown in Your Policy, or that would disqualify Your Policy as life insurance under tax law. We do not permit decreases in Specified Amount during a Grace Period.

LAPSE PROTECTION BENEFIT RIDER

Each Policy is issued with a Lapse Protection Benefit Rider. This benefit ensures that the Policy will remain in force even if the Net Surrender Value is insufficient to cover Monthly Deductions. Under the Lapse Protection Benefit Rider, the Policy will not Lapse as long as the Policy is in a Lapse Protection Benefit Period. A Lapse Protection Benefit Period is any period when the Lapse Protection Value (defined below) is greater than or equal to the lapse protection minimum value (as shown on your Policy specifications page) and the Policy’s Surrender Value exceeds any Loan Amount. We assess a charge for this benefit, which is a percentage of the Specified Amount of the Policy. Investment restrictions apply.
LAPSE PROTECTION VALUE
The Lapse Protection Value is computed monthly, taking into account credits and charges similar to those used to calculate the Policy Value. Unlike the Policy Value, however, the Lapse Protection Value does not represent an actual monetary value available to an Owner. Rather, it is a notional amount that is used to determine whether the Lapse Protection Benefit is in effect.
The Lapse Protection Value is the sum of all premiums paid, and is adjusted for withdrawals, reduced by loans and increased by loan repayments, reduced by Monthly Deductions, credited with interest, and reduced pro-rata for Specified Amount decreases. A surrender charge is applied to the Lapse Protection Value to determine whether the value remains positive. The Lapse Protection Benefit surrender charge varies by issue age, Risk Class, Policy duration, and if permitted by state law, sex.

•	Withdrawals will result in a pro-rata reduction to the Lapse Protection Value-e.g., a withdrawal that reduces the Policy Value by 10% will also reduce the Lapse Protection Value by 10%.

•
Policy loans will result in a reduction (a specified dollar-for-dollar ratio) of the Lapse Protection Value in the month the loan is taken. Likewise, any repayments of loan principal (excluding any interest) will be credited to the Lapse Protection Value, applying the same specified ratio, in the month the loan repayment is received. Repayments of loan interest will not be credited to the Lapse Protection Value.

◦	Example:

▪	Assume the dollar-for-dollar ratio is 2:1, the loan is $2,000 (excluding any advance interest charged), and We assess a 3% interest charge on loans taken.

▪	The loan results in a $4,000 (2 multiplied by $2,000) reduction in the Lapse Protection Value.

▪	If a $60 payment of loan interest is made the following year, that payment is not credited to the Lapse Protection Benefit.

▪	If, however, the loan is fully repaid two years after the loan is taken with a payment of $2060, then $4,000 (two times the loan principal amount) will be credited to the Lapse Protection Value.

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•
A Specified Amount decrease will result in a pro-rata reduction of the Lapse Protection Value. For example, if the Specified Amount of the Policy is reduced by 25%, then the Lapse Protection Value will be reduced by 25% as well.

•	Monthly Deductions from Lapse Protection Value:

◦	COI charges are assessed against a Lapse Protection Value net amount at risk in a manner similar to the COI charges assessed against Policy Value.

◦	The Lapse Protection Benefit Rider Expense Charge consists of a flat monthly charge and a charge per $1,000 of Specified Amount.

◦	Deductions of any charges for other riders that apply to Your Policy.

Interest is credited to the Lapse Protection Value each month, after all Monthly Deductions have been assessed.
TAX CONSEQUENCES
Anyone contemplating the purchase of a Lapse Protection Benefit Rider should be aware that it involves several tax risks. First, the lapse protection benefits provided under the Rider will not be achieved if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Moreover, neither the Internal Revenue Service nor the courts have ruled on whether the Lapse Protection Benefit Rider will keep the Policy from lapsing for tax purposes, and that result may be subject to challenge by the IRS. In this respect, even with the Lapse Protection Benefit Rider, there is a risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Lapse Protection Benefit Rider should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in exercising the Lapse Protection Benefit Rider. For more information, see TAXES.

INVESTMENT REQUIREMENTS
Allocating Account Values to the Fixed Account after the free look period will terminate the Lapse Protection Benefit Rider .

CHARGES AND FEES

This section describes the charges and deductions that We make under the Policy in consideration for the services and benefits We provide, the costs and expenses We incur, and the risks We assume. We may profit from the charges and fees and We may use any such profits for any purpose, including payment of distribution expenses. The current and maximum guaranteed levels of the charges and deductions are presented in the Fee Table.
PREMIUM CHARGE
We will deduct certain charges from premium payments before We allocate the Net Premium Payments to the Subaccounts or the Fixed Account. The premium charge compensates Us for certain sales expenses and state and federal tax liabilities associated with the Policies.
MONTHLY DEDUCTION
Each month We will deduct an amount from Your Policy Value to pay for the benefits provided by Your Policy. We deduct this charge on the Policy Date and on each Monthly Anniversary Day thereafter until the Maturity Date. We reduce Subaccount Values by liquidating Units and any Fixed Policy Value either in the proportion that each Subaccount Value and any Fixed Policy Value bears to the Policy Value (less any Loan Account Value), or as directed by the Owner. Because portions of the Monthly Deduction (such as cost of insurance) can vary, the monthly deduction will also vary. The monthly deduction consists of:

•	the monthly administrative charge; plus

•	the monthly expense charge; plus

•	the monthly cost of insurance charge; plus

•	the monthly Variable Policy Value charge; plus

•	the monthly cost of additional benefits provided by riders.

Monthly Administrative Charge. We deduct a monthly administrative charge, expressed in dollars, from Your Policy Value to compensate Us for issue and administrative costs.
Monthly Expense Charge. We deduct a monthly expense charge from Your Policy to compensate Us for Our costs for

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sales, administration, capital, taxes, and a variety of other expenses. This charge, expressed as an amount per $1,000 of Initial Specified Amount, will vary by the Issue Age, Risk Class, initial Specified Amount, Policy duration (i.e., how long the Policy has been in force), and if permitted by state law, sex.
Monthly Cost of Insurance Charge. The monthly cost of insurance charge depends upon a number of variables that cause the charge to vary from Policy to Policy and from month to month. The charge is computed at the beginning of each Policy Month and is equal to the cost of insurance rate multiplied by per $1,000 of the Net Amount at Risk.

To determine the monthly cost of insurance rates, We use a schedule of current cost of insurance rates and consider a number of factors. The factors include, but are not limited to: (i) Attained Age, Issue Age, Risk Class of the Insured, and if permitted by state law, sex; (ii) Policy duration; (iii) the Company’s expectations as to future mortality experience; (iv) taxes; (v) capital and reserve requirements; (vi) investment earnings; and (vii) other expenses. We review the monthly cost of insurance rates on an ongoing basis and may, based on changes in such factors, change monthly cost of insurance rates from time to time. Any changes in cost of insurance rates are determined in accordance with procedures and standards on file with the insurance department of the jurisdiction in which the Policy is delivered and are made on a uniform basis for Insureds of the same class as defined by Attained Age, Issue Age, Risk Class, Policy duration, and if permitted by state law, sex. The rates will never be greater than the Table of Guaranteed Maximum Cost of Insurance Rates stated in Your Policy.
The Risk Class of the Insured will affect the cost of insurance rates. In determining underwriting classifications, We apply certain criteria that are based on an assessment of the Insured’s life expectancy. We currently place Insureds into preferred or standard Risk Classes: standard nicotine, preferred nicotine, standard non‑nicotine, standard plus non-nicotine, preferred non-nicotine, super preferred non‑nicotine. We also place Insureds in substandard Risk Classes with extra ratings that reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an Insured may be placed into a substandard Risk Class include (where permitted by state law), but are not limited to, medical history, avocation, occupation, driving record, or planned future travel.
The guaranteed rates for standard classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, and if permitted by state law, Male or Female ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 2001 CSO Tables that are relevant to Your Policy. Cost of insurance rates for an Insured in a non-nicotine class are less than or equal to rates for an Insured of the same age and if permitted by state law, sex in a nicotine class. Cost of insurance rates for an Insured in a non-nicotine or nicotine “standard” class are generally lower than guaranteed rates for an Insured of the same age and if permitted by state law, sex and nicotine status in a “substandard” class.
For a better understanding of how the cost of insurance and other charges affect Policy Values, You should request a personalized illustration from Your registered representative.
Monthly Variable Policy Value Charge. We deduct a monthly charge as a percentage of Your Variable Policy Value. We may use revenue from this charge to cover a variety of types of expenses, including sales expenses. The Variable Policy Value charge We deduct from each Subaccount during Policy Years 11 and later may be lower than the maximum charge deducted during the first 10 Policy Years.
If this charge, combined with other Policy fees and charges, does not cover Our total actual costs for services rendered and expenses incurred, We will absorb the loss. Conversely, if the charge covers more than Our actual costs, then the excess is a profit for Us. We expect to profit from this charge.
Monthly Cost of Additional Benefits Provided by Riders. The Monthly Deduction will include any charges for certain supplemental benefits that You add to Your Policy by rider. See SUPPLEMENTAL BENEFITS (RIDERS) for more information on rider charges.
SURRENDER CHARGE
The surrender charge compensates Us for expenses incurred in connection with the sale of the Policy.
Your Policy will be issued with a surrender charge schedule. We will deduct a surrender charge if You surrender Your Policy during the first fifteen (15) Policy Years. This charge varies by Policy duration and by the Issue Age, Risk Class of the Insured, and if permitted by state law, sex. The charge is also a function of the Initial Specified Amount. The surrender charge is assessed per $1,000 of Initial Specified Amount. If a Policy is reinstated, the amount of the surrender charge is reinstated. See “Reinstatement” in POLICY LAPSE AND REINSTATEMENT.
The surrender charge does not apply to withdrawals.

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WITHDRAWAL PROCESSING FEE
We reserve the right to deduct a fee to cover the costs We incur in processing withdrawals. Unless You instruct Us otherwise, We will deduct the withdrawal and any withdrawal processing fee from the Fixed Policy Value and Subaccount Value in the same proportion as We take Monthly Deductions. If this is not possible, We will deduct withdrawals and withdrawal processing fees on a pro rata basis from the Subaccounts and any Fixed Accounts in which You are invested.
TRANSFER PROCESSING FEE
We currently allow You to make twenty-four (24) transfers among and between the Subaccounts and the Fixed Account each Policy Year free of charge; We may deduct a charge for additional transfers. We deduct the transfer processing fee from the amount being transferred.
For purposes of assessing the transfer processing fee:

•	Each transfer request, regardless of the number of Subaccounts affected by the transfer, is considered a single transfer.

•	For purposes of the transfer processing fee, transfers resulting from automatic rebalancing, Policy loans, or expiration of the Cancellation Period, do not count as transfers.

LOAN INTEREST SPREAD
We currently charge interest on the amount borrowed when You take a loan from Us using Your Policy as collateral. We will also credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. After offsetting the interest We credit, the net cost of loans will not exceed 1%. For more detail, see “Loans” in ACCESS TO YOUR POLICY VALUE.
TAXES
Premium Taxes. States and municipalities may charge Us premium taxes ranging from 0% to 3.5%. These taxes vary by jurisdiction and are subject to change. We deduct the applicable tax as a part of the Premium Charge.
Income or Other Taxes. We reserve the right to deduct a charge from Your Policy to cover the expense of taxes We pay attributable to Your Policy.
FUND EXPENSES
There are deductions from and expenses paid out of the assets of the various Funds. These expenses are summarized in the Total Annual Fund Operating Expenses table of this prospectus. For more detailed information, You should refer to the Fund prospectuses.
VARIATION IN CHARGES
There may be circumstances that result in sales or administrative expenses or insurance risks that are different from those normally associated with this Policy. Under such circumstances, We may vary the charges and other terms of the Policies, but in no event will the charges exceed the maximum charges identified in the fee tables in this prospectus. Any reduction in charges associated with the Policy must be consistent with applicable law, will be applied in a manner that is not unfairly discriminatory to Owners, and will reflect the differences in costs of services provided.

ACCESS TO YOUR POLICY VALUE

You can access money in Your Policy in the following ways:

•	by taking loans against Your Net Surrender Value;

•	by requesting withdrawals after the first Policy Year; and

•	by surrendering Your Policy.

LOANS
While a Policy is in force, and after the completion of the Cancellation Period, the Owner may borrow money from the Policy using the Policy’s Net Surrender Value as the only security for the loan. A loan that is taken from and secured by a Policy may have tax consequences. See “Policy Loans” in TAXES.
Policy loans are subject to certain conditions:

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•	The minimum loan amount is $1,000.

•	The maximum amount an Owner may borrow (subject to any applicable state law requirement) is shown in the Policy.

When an Owner takes a loan, We will withdraw an amount equal to the requested loan from each of the Subaccounts and any Fixed Account based on allocation instructions from the Owner, and transfer that amount to the Loan Account. The Loan Account is part of Symetra Life’s General Account. No charge will be imposed for these transfers of Policy Value into the Loan Account, and these transfers are not treated as transfers in calculating any transfer processing fee.
If the Owner does not specify the allocation, We will deduct the amount of the loan taken from the Subaccount Value(s) and the Fixed Policy Value (excluding Loan Account Value) in the same proportion as We make Monthly Deductions. If that is not possible, then We will make the allocation based on the proportion that each Subaccount Value and the Fixed Policy Value (excluding Loan Account Value) bear to the Policy Value (less the Loan Account Value) as of the date that the transfer is made. If unpaid interest is due from an Owner on a Policy Anniversary, Policy Value in the amount of the interest is transferred to the Loan Account as of that anniversary and is added to the Loan Amount. The Policy Value transferred in connection with unpaid loan interest is allocated on the same basis as other Policy Value that We transfer to the Loan Account.
We normally pay the amount of the loan taken within seven days after We receive a loan request, by Written Notice signed by the Owner, assignee, and any irrevocable Beneficiary, at Our Administrative Office. We will not be liable for processing a loan request if We believe the request is genuine. We may postpone payment of loans under certain conditions.
Loan amounts are credited with interest and are also charged with interest. We will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. The interest rate We charge on borrowed amounts may vary, but will not exceed the greater of (i) the guaranteed interest rate credited to the Fixed Account (as shown in Your Policy) plus 1% and (ii) the Moody’s Corporate Bond Yield Average for the calendar month that ends two months before Your Policy Anniversary. In the event that the Moody’s Corporate Bond Yield Average is not available or does not reflect prevailing interest rates for investment grade debt, We may substitute another widely-recognized indicator of such prevailing interest rates.
Loan interest is payable in advance on the date of the loan and on each subsequent Policy Anniversary until the loan is repaid. Loan interest that is not paid on the date due increases the outstanding Loan Amount and is charged loan interest.
You can repay a loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to Our Administrative Office and will be credited as of the Valuation Day it is received in good order. We will consider each additional premium payment made while a loan is outstanding as a loan repayment, unless You specify otherwise in a Written Notice. Loan repayments first pay down interest, then any additional loan repayment goes toward paying down the loan principal. Unless the Owner instructs Us otherwise, We will allocate any repayment of loan principal to the Subaccounts and/or the Fixed Account in accordance with the Owner’s allocation instructions for Net Premium Payments in effect at the time of such repayment.
Loan Interest Spread. The loan interest spread is the difference between the amount of interest We charge You for a loan and the amount of interest We credit to Your Loan Account. In no event will the loan interest spread exceed 1%.
Effect of Policy Loans. A Policy loan reduces the Death Benefit and Surrender Value by an amount equal to the sum of any unpaid Policy loan and accrued loan interest (the Loan Amount). Repaying the loan causes the Death Benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount in the Loan Account equal to the amount of the Loan Amount as of the last Policy Anniversary plus any accrued interest. Loaned amounts do not participate in the investment performance of the Variable Account and may not be credited with the interest rates accruing on the portion of Policy Value in the Fixed Account. Loan Amount is not available for withdrawal or surrender.
There are risks involved in taking a Policy loan, including possible adverse tax consequences. For example, if Your Policy is a MEC, the loan may be taxable and may be subject to a 10% tax penalty. If a loan is outstanding and Your Policy lapses, the amount of any unpaid loans will be treated as a distribution and will be taxable to the extent of gain in the Policy. See TAXES for more information. You should consult a tax advisor before taking out a Policy loan.
Loans also reduce the number of Units in the Subaccounts and/or the value in the Fixed Account, which, in turn, increases:

•	the risk that You will not accumulate enough Policy Value to meet Your future financial needs.

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•	the potential for a Policy to Lapse if projected earnings, taking into account any Loan Amount, are not achieved and, for example, as a result, the Loan Account Value exceeds the Surrender Value.

•	the risk that Your Beneficiary will receive less money.

WITHDRAWALS
After the first Policy Year, You can request a cash withdrawal of a portion of Your Net Surrender Value subject to certain conditions. The minimum withdrawal amount is $250. The maximum withdrawal amount is equal to Your Net Surrender Value minus three months’ worth of Policy charges.
Withdrawals reduce Policy Value and the Specified Amount of a Policy by the amount of the requested withdrawal plus any applicable withdrawal processing fee. If an Owner takes a withdrawal, We will reduce the number of Units in the Subaccounts and/or the value of the Fixed Account. As a result, withdrawals have an effect on Your Surrender Value and the Death Benefit payable under Your Policy. Withdrawals may also have tax consequences. See TAXES.
Withdrawal requests made by Written Notice received at Our Administrative Office before the NYSE closes, are priced using the Subaccount Unit value determined at the close of that regular business session of the NYSE (usually, 4:00 p.m. Eastern Time). If We receive the Written Notice at Our Administrative Office after the NYSE closes, or on a day that the NYSE is not open for trading, We will process the withdrawal request using the Subaccount Unit value determined at the close of the next regular business session of the NYSE. Your request must be submitted in good order to avoid a delay in processing the transaction.
Unless otherwise indicated in the request for a withdrawal, We will deduct amounts withdrawn and any withdrawal processing fees based on the allocation of monthly deductions. If that is not possible, then We will deduct withdrawals and any related withdrawal processing fee from the Subaccount Values and Fixed Policy Value based on the proportion that each Subaccount Value and the Fixed Policy Value bear to the Policy Value (excluding the Loan Account Value). If an Owner requests a decrease in Specified Amount as of the same date as a withdrawal, We will effect the withdrawal after the requested decrease in Specified Amount.
We currently do not assess a charge for withdrawals, but reserve the right to charge a processing fee of $25 for each withdrawal taken. In addition, We reserve the right to reject a withdrawal request that would cause the Specified Amount of a Policy to be reduced below a minimum amount shown in Your Policy. We also reserve the right to reject any withdrawal request that would reduce the Specified Amount below the minimum We require for Policy issue or that would disqualify the Policy as life insurance under tax law.
SURRENDER
You may end the insurance coverage under this Policy and receive the Net Surrender Value at any time by sending Written Notice to Us while the Insured is living and the Policy is in force. Once a Policy is surrendered, all coverage and other benefits under it cease and it cannot be reinstated.
If the Owner surrenders the Policy during the first fifteen (15) Policy Years (referred to here as the “surrender charge schedule”), We will deduct a surrender charge. See “Surrender Charge” in CHARGES AND FEES. The Net Surrender Value is equal to the Policy Value minus: (i) any applicable surrender charges; and (ii) any Loan Amount. The Surrender Value may be subject to current tax and tax penalties. See TAXES.
We will compute the Surrender Value as of the date We receive Your Written Notice in good order at Our Administrative Office. We will make a single sum payment to you, unless You request an alternate settlement option by Written Notice. (See Settlement Options under OTHER INFORMATION ABOUT THE POLICY.) We have the right to postpone payment as permitted by law.

CONSEQUENCES OF LOANS, WITHDRAWALS AND SURRENDERS
Making a withdrawal or taking a loan may:

•	Reduce Your Policy’s Specified Amount.

•	Reduce the Death Benefit paid to Your Beneficiary(ies).

•	Make Your Policy susceptible to Lapse.

•	Cause Your Policy to lose its tax status.

•	Trigger federal income taxes and possibly a penalty tax.

Withdrawals reduce Your Policy Value. Withdrawals, especially those taken during periods of poor investment performance by

29

the Subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy.
Loan Amounts do not participate in earnings from the Subaccounts or receive higher interest rates that may be available in the Fixed Account. Accordingly, loans, whether or not repaid, have a permanent effect on the amount of Policy Value You are able to accumulate. Loans may also result in Policy Lapse if the Loan Amount reduces the Net Surrender Value to zero. You should consult a tax advisor before borrowing money from Your Policy.
You may be subject to income tax if:

•	You take any withdrawals or surrender the Policy; or

•	Your Policy lapses and You have not paid any outstanding Policy loans.

If Your Policy is treated as a modified endowment contract (MEC), withdrawals, surrenders, assignments, pledges and loans that You receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken before age 59½. See “Modified Endowment Contracts” in TAXES.
You should consult a tax advisor to apply the law to Your particular circumstances.

POLICY LAPSE AND REINSTATEMENT

Failure to pay Planned Periodic Premium Payments will not necessarily cause a Policy to Lapse (terminate without value). Nor will paying all Planned Periodic Premium Payments necessarily prevent a Policy from lapsing. Unless the Policy is in a Lapse Protection Benefit Period (see LAPSE PROTECTION BENEFIT), the Policy will Lapse if the Net Surrender Value is not sufficient to cover the Monthly Deduction. More specifically, the Policy will be in default and a Grace Period will begin if the Net Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Net Surrender Value or the Net Surrender Value has decreased because the Owner has not paid sufficient Net Premium Payments to offset prior Monthly Deductions.
The Owner has a 61-day Grace Period to make a payment of premium at least sufficient to keep the Policy in force for two Policy months following the end of the Grace Period. We will mail to the Owner and to any assignee of record at their last known Address(es) of Record, notice of the premium payment or loan repayments required to prevent Lapse and to keep the Policy in force for two Policy months following the end of the Grace Period. Coverage under the Policy will continue during the Grace Period. If the Insured dies during the Grace Period, the Death Benefit payable to the Beneficiary(ies) will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any Loan Amount or liens. Unless the amount of premium stated in the notice is paid before the Grace Period ends, the Policy will Lapse and all coverage under the Policy will end. (For this purpose, We consider payments mailed to Us as being received by Us on the date they are post-marked.) Policy Lapse may have tax consequences. See TAXES.
Attained Age 120. On the Monthly Anniversary Day immediately following the Insured’s reaching Attained Age 120, the Policy will not enter the Grace Period or Lapse, even if the Surrender Value is insufficient to cover the Monthly Deduction due on the Monthly Anniversary Day. The Policy will remain in force until the death of the Insured, and the Death Benefit will equal the Death Benefit at Attained Age 120 minus any Loan Amount.
Reinstatement. If Your Policy lapses, You have up to three (3) years from the end of the Grace Period and while the Insured is living, to request reinstatement of Your Policy. You cannot reinstate a Policy that has been surrendered. Reinstatement allows You to keep Your original Policy Date, and the surrender charge is determined using that Policy Date.
To reinstate Your Policy You must:

•	provide Us satisfactory evidence of insurability;

•	pay premium in an amount sufficient to result (along with any loan repayments) in a positive Net Surrender Value; and

•	pay premium that results in Net Premium Payments in an amount that covers or exceeds the amount of Monthly Deductions for at least three months following the reinstatement date.

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Coverage that We reinstate under Your Policy becomes effective on the Monthly Anniversary Day that falls on or next follows the later of the date that: (i) We approve Your application for reinstatement; and (ii) We receive any premium payment required for reinstatement.
Upon reinstatement, We will reinstate any Loan Amount at the time of Policy Lapse. In addition, the surrender charge and the following riders available under the Policy will be reinstated: Accelerated Death Benefit for Chronic Illness; Accelerated Death Benefit for Terminal Illness; Charitable Giving Benefit; and Chronic Illness Plus. The Lapse Protection Benefit Rider will not be reinstated.
The Policy Value of a reinstated Policy is the Policy Value on the date the Policy lapsed plus the amount of the Net Premium Payments submitted with the application for reinstatement. The effective date of a reinstated Policy is the Monthly Anniversary Day that falls on or next follows the later of the date that We approve Your application for reinstatement or the above-listed items are received at the Administrative Office.
Unlike many companies, We do not ask You to pay premium for the period after the Policy lapsed and before reinstatement; nor is there insurance coverage for this period.

TAXES

This section discusses how federal income tax applies to the Policy in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. This discussion is based upon Our understanding of the present federal income tax laws. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. We cannot represent that the present federal income tax laws or their interpretation will continue. You should consult counsel or another competent tax advisor about Your individual circumstances.
TAX STATUS OF THE POLICY
If Your Policy meets certain requirements under the Internal Revenue Code of 1986, as amended (Code), it will be treated as life insurance for federal tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis, and it is not clear whether such policies will in all cases satisfy the requirements. We will monitor compliance of Your Policy with these requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with such requirements. We reserve the right to restrict Policy transactions in order to do so.
INVESTOR CONTROL AND DIVERSIFICATION
In general, owners of variable life insurance policies receive tax deferral while the insured is living. This favorable tax treatment allows You to control the selection of and transfer among the Subaccounts without paying income tax unless You take money out of the Policy. However, in certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the subaccounts’ assets due to the owners ability to exercise investment control over those assets. Where this is the case, the policy owners were taxed on income and gains attributable to the Subaccounts’ assets. We believe Your Policy does not give You investment control over assets of the Subaccounts. However, there is little guidance in the Code or Treasury Regulations in this area, and some features of the Policies, such as the flexibility to allocate premiums among Subaccounts, have not been explicitly addressed under federal tax law. If such guidance was issued, it could be applied either prospectively or retroactively and subject You to income tax consequences. We reserve the right to modify the Policies, such as limiting the number of transfers allowed under the Policies, to prevent You from being treated as the owner of the assets supporting the Policy.
In addition, the Code requires that the investments of the Subaccounts meet certain diversification standards set by Treasury Regulations in order for the Policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Subaccounts will satisfy these diversification requirements.
The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.
We believe that the Death Benefit under Your Policy will not be included in Your Beneficiary’s gross income when the insured

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dies. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.
Generally, You will not pay income tax on the Policy Value until there is a distribution. When distributions from a Policy occur or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”) as described in the Code and more fully described below.
If Your Policy is not a MEC, then distributions from Your Policy other than death benefits are generally treated first as a recovery of Your “investment in the policy,” and then as taxable income. Your investment in the Policy is generally the sum of Your premiums. When a distribution is taken from Your Policy, Your investment in the Policy is reduced by the amount of the distribution that is tax-free. This means that withdrawals are generally treated as first recovering the premiums You paid into the Policy and then as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax.
Loans from, or secured by, the Policy are generally not treated as distributions. You should consult a tax advisor as to the tax treatment of such loans. Furthermore, a surrender or termination of the Policy by Lapse may have tax consequences if the Surrender Value plus outstanding Loan Amount is greater than premium paid into the Policy. If the Insured is alive on the Maturity Date and the Owner has elected not to extend insurance coverage beyond the Maturity Date, the Owner may have to pay federal income tax on the Policy Value (including any outstanding Loan Amount) that is attributable to earnings in the Subaccounts and interest in any available Fixed Account(s). Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10% additional income tax described below.
MODIFIED ENDOWMENT CONTRACTS
Under the Code, life insurance policies that are MECs are treated less favorably than other life insurance policies. Because of the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, Your Policy will be a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the total premiums that would have been paid for a Policy providing for paid-up future benefits after the payment of seven level annual premiums.
A Policy received in a tax-free exchange for a life insurance policy that was a MEC will also be classified as a MEC. If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy Years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the Death Benefit, including increases due to the payment of unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent Your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. If Your Policy was not a MEC at issue, We will monitor it to determine whether a policy transaction will cause the Policy to be classified as a MEC. If a deposit received causes Your Policy to be a MEC, We will reverse the transaction and only deposit the portion of the transaction that does not result in MEC status. The remaining funds will be held in suspense while We notify You of the situation. If You elect to have the remaining funds deposited, subsequently causing Your Policy to be a MEC, the funds will be deposited with an effective date of the original receipt. You should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.
If Your Policy is a MEC, amounts You take out while the insured is living may be taxable income. All distributions other than death benefits, including surrenders and withdrawals, will be treated first as taxable income and then as tax-free recovery of the investment in the Policy after all gain in the Policy has been distributed. Loans taken or secured by the Policy may also be treated as distributions and taxed accordingly. There also may be 10% additional tax on distributions unless You are age 59½ or older, disabled, or take the distribution as a series of substantially equal periodic payments over Your life expectancy or the joint life expectancies of You and Your Beneficiary.
If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. Distributions from a Policy within two years before the Policy becomes a MEC may also be taxed as distributions from a MEC. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.
All MECs that are issued by Us (or Our affiliates) to You during any calendar year are treated as one MEC for purposes of

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determining the amount includible in Your income when a taxable distribution occurs.
POLICY LOANS
In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, You should consult a tax advisor as to the tax consequences.
CONTINUATION BEYOND AGE 100
The federal tax consequences of continuing the Policy beyond the Insured’s Attained Age 100 are unclear. You should consult a tax advisor if You intend to keep the Policy in force beyond the Insured’s Attained Age 100.
TAX WITHHOLDING
To the extent that the Policy distributions are taxable, they are generally subject to withholding at a rate of 10% for the distribution recipient’s federal income tax liability. Recipients may generally elect, however, not to have tax withheld or to have withholding done at a different rate.
BUSINESS USE OF THE POLICY
Businesses may use the Policy in various business arrangements, including non-qualified deferred compensation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, and retiree medical benefit plans. The tax consequences of such plans will vary depending on the circumstances of the arrangement. If You are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.
In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. The Internal Revenue Service and the Treasury Department have also recently issued guidance that substantially affects split-dollar arrangements. Any business considering the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.
Furthermore, federal corporate governance legislation known as the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits publicly‑traded companies from extending personal loans to their directors and officers. Under the Act, split-dollar life insurance arrangements for directors and officers of such companies may be considered a prohibited loan. It is unclear whether premiums paid in connection with such split-dollar life insurance arrangements will be considered prohibited loans under the Act.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material change to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Finally, there may also be indirect tax applied in connection with a Policy held by a corporation. The federal corporate alternative minimum tax may apply to the gain accumulated in the Policy or the proceeds of the Policy.
NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES
If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Code section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Code section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.
EMPLOYER-OWNED LIFE INSURANCE POLICIES
Pursuant to Code section 101(j), unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer-owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by Code section 101(j). These requirements generally apply to employer owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

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TAX SHELTER REGULATIONS
Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.
OTHER TAX CONSIDERATIONS
The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Treasury Regulations issued under the Code may require Us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the Internal Revenue Service.
For 2018, the federal estate tax, gift tax, and GST tax exemptions are $11,200,000 for an individual ($22,400,000 for a married couple) and maximum rates are 40%..
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.
The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that Your estate plan adequately addresses Your needs and those of Your beneficiaries under all possible scenarios.
LAPSE PROTECTION BENEFIT RIDER
This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Lapse Protection Benefit Rider to keep the Policy from lapsing. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins. Moreover, neither the Internal Revenue Service nor the courts have ruled on whether the Lapse Protection Benefit Rider will keep the Policy from lapsing for tax purposes, and that result may be subject to challenge by the IRS. In this respect, even with the Rider, there is a risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed. In that event, a significant tax liability could arise when the lapse is deemed to have occurred. Anyone considering purchasing the Policy with the Lapse Protection Benefit Rider should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in exercising the Lapse Protection Benefit Rider.

MEDICARE TAX ON INVESTMENT INCOME
The 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax advisor about the impact of this tax on distributions from the Policy.
LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

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POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
OUR INCOME TAXES
Under current federal income tax law, We are not taxed on the Variable Account’s operations. Thus, currently We do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge the Variable Account for any future federal income taxes We may incur.
Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

SUPPLEMENTAL BENEFITS (RIDERS)

Additional benefits are available to be added to Your Policy by rider at the time the Policy is issued; these benefits may not be added later. The Lapse Protection Benefit Rider (see LAPSE PROTECTION BENEFIT RIDER) and the Accelerated Death Benefit for Chronic Illness Plus Rider require an additional monthly charge. There is no separate charge for the Accelerated Death Benefit for Chronic Illness Rider, the Accelerated Death Benefit for Terminal Illness Rider, or the Charitable Giving Benefit Rider. Canceling these supplemental benefits may have tax consequences. You should consult a tax advisor before doing so. For more information, refer to the terms of the rider and contact Your registered representative or Us.
ACCELERATED DEATH BENEFIT FOR CHRONIC ILLNESS RIDER
Under this rider, up to 50% of the Death Benefit (subject to a $500,000 maximum) under the Policy can be accessed in advance if a licensed health care practitioner (as defined in the rider) certifies during the prior 12-month period that the Insured:

•	is permanently unable to perform (without substantial assistance from another person) at least two activities of daily living for at least 90 days due to a loss of functional capacity; or

•	has a severe cognitive impairment that requires substantial supervision to ensure the health and safety of the Insured and others.

This rider is added to the Policy at issue, unless the Policy is issued with substandard ratings. There is no separate charge for this rider. If this rider is exercised, You may not exercise the Accelerated Death Benefit for Terminal Illness rider. When the rider is exercised, the accelerated death benefit is a lien against the Death Benefit. After the rider is exercised, Your death benefit under the Policy will be equal to the greater of Your remaining death benefit or $5,000. The accelerated death benefit may be taken as a single sum or in monthly installments. No surrender charge will apply to the payment of an accelerated death benefit under this rider. There is no minimum benefit amount that must be taken. If monthly payments will continue for more than 12 months, an annual recertification is required.

ACCELERATED DEATH BENEFIT FOR TERMINAL ILLNESS RIDER
Unless the Policy is issued with substandard ratings, this rider is added to the Policy at issue. There is no separate charge for this rider. The benefit, which may only be taken as a single sum, allows an Owner to access up to 75% percent of the Death Benefit (subject to a $500,000 maximum) under the Policy in advance if a licensed physician (as defined in the rider) certifies that the Insured is terminally ill with less than 12 months to live. You may only exercise the rider once and doing so will preclude You from exercising any other accelerated death benefits available under the Policy.
Upon exercise of the rider, the remaining Policy Value is transferred to the Fixed Account. When exercised, this rider will reduce the Death Benefit and the Surrender Value dollar for dollar. No surrender charge will apply to the payment of an accelerated death benefit under this rider. There is no minimum benefit amount that must be taken.
CHARITABLE GIVING BENEFIT RIDER
This rider must be elected at issue and is only available for Policies with a Specified Amount greater than $100,000. There is no separate charge for this rider. Upon the Insured’s death, this rider provides an additional benefit of 1% of the Specified Amount of the Policy (up to $100,000) to the qualified charity of the Owner’s choice. The charity must be designated at the time of Policy issue and may be changed by providing Us written notice.

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ACCELERATED DEATH BENEFIT FOR CHRONIC ILLNESS PLUS RIDER
This rider must be applied for at the time of application and full underwriting is required to qualify for issuance. Under this rider, up to 100% of the Death Benefit under the Policy can be accessed, in advance, if the Insured:

•
is certified by a licensed health care practitioner (as defined in the rider), during the prior 12-month period, as being unable to perform (without substantial assistance from another person) at least two activities of daily living for at least 90 days due to a loss of functional capacity; or

•	has a severe cognitive impairment requiring substantial supervision to ensure the health and safety of the Insured and others; and

•	is annually recertified by a licensed health care practitioner residing and practicing in the U.S. to continue receiving benefits.

The benefit can be paid as a single sum or through monthly payments and must be mailed to a U.S. address or U.S. financial institution. Once You access the Death Benefit under this rider, no additional premium payments will be due and all charges under the Policy will be waived.

OTHER INFORMATION ABOUT THE POLICY

POLICY MATURITY
The “Maturity Date” is the Policy Anniversary nearest the date when the Insured reaches Attained Age 120. A Policy that is in force on the Maturity Date will automatically continue in force (unless otherwise elected by the Owner) until the death of the Insured, at which time the Death Benefit will be paid to the Beneficiary(ies). If, however, an Owner notifies Us in writing of the Owner’s election not to extend insurance coverage beyond the Maturity Date, then the Policy will terminate and We will pay the Owner the Net Surrender Value, if any, in a single sum or, alternatively, in a settlement option (as described below) on the Maturity Date.
Note:

•	If a Policy is in a Grace Period on the Maturity Date, the minimum amount required to reinstate the Policy must be paid before that Policy can be continued.

•	Coverage beyond the Maturity Date will not be extended if a Policy would fail the definition of life insurance under the Code.

•
Continuing a Policy beyond the Insured’s Age 100 may have tax consequences. You should contact a tax advisor if You intend to keep the Policy in force beyond the Insured’s Age 100. See “Continuation Beyond Age 100” in TAXES.

If insurance coverage is extended beyond the Maturity Date:

•
100% of an Owner’s Policy Value (less any Loan Account Value) must be transferred to the Fixed Account. Interest will be credited monthly to the Owner’s account value at an effective annual rate of at least the guaranteed minimum rate then available under the Policy.

•	The Death Benefit will continue to be determined as it was before the Policy was continued.

•	No premium payments will be accepted.

•	No Monthly Deductions will be taken.

•	No transfers or withdrawals can be requested.

•	New loans will be allowed and loan interest will continue to be charged on any Loan Amount. Loan repayments can be made.

•	The Owner may surrender the Policy.

SETTLEMENT OPTIONS
We will pay Owners (including contingent Owners) or Beneficiaries (including any Contingent Beneficiaries)-each a “Payee”-the amount of any surrender proceeds, withdrawal proceeds, or Death Benefit Proceeds in a single sum unless the Owner has, by Written Notice, chosen an alternate settlement option that We make available at the time such proceeds and insurance benefits become payable. Contact Us at Our Administrative Office to obtain information about alternate settlement options.
We will transfer to the Fixed Account any amount (“Proceeds”) placed under an alternate settlement option, which amount will not be affected thereafter by the investment performance of the Variable Account. When the Proceeds are payable, We will inform the Payee of the rate of interest We will credit to the amounts left with us. We will credit a minimum guaranteed rate of interest, and may pay interest in excess of that guaranteed rate.

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Alternate Settlement Options. The following alternate settlement options are available. Other forms of payout may be requested, but are subject to the Company’s approval. Once payouts under a settlement option begin, the selected alternate settlement option cannot be changed.

•
Option 1-Payments for a Specified Period. If the payments for a Specified Period Option is selected, the Company will make equal payments to the Payee for a specified number of years, at specified intervals-i.e., every 1 year, 6 months, 3 months or 1 month. The duration of the payout period and the frequency of the payments is specified at the time the settlement option is selected. The amount of each settlement payment is computed using the factors shown in Your Policy. If the Payee dies before the expiration of the specified number of years, unless instructed otherwise at the time that this settlement option is selected, the Company pays the value of the remaining payments in a single sum to the Payee’s estate.

•
Option 2-Life Annuity. The Company makes monthly payments to the Payee for as long as he or she lives. The amount of each settlement payment will be based on the Annuity 2000 Mortality Table at 1%. No further payments will be made after the Payee’s death.

Conditions.

•	The amount of proceeds being applied to an alternate settlement option must be at least $5,000; otherwise, the proceeds will be paid in a single sum by check.

•	The frequency of payments under a settlement option must result in installment payments of not less than $100.

•
If the Owner or Beneficiary (including any Contingent Beneficiary) receiving payment is an executor, administrator, trustee, or not a natural person, payment is made in a single sum unless We consent to payment under an alternate settlement option.

•
If the Owner has not selected a method for payment of Death Benefit Proceeds before the time of the Insured’s death, then the Beneficiary (or Contingent Beneficiary) can choose a method of payment before such Death Benefit Proceeds are paid.

•
The Owner may elect to receive the Net Surrender Value or the amount of a withdrawal in the form of an alternate settlement option at any time before payment of the surrender proceeds or withdrawal proceeds is made.

PAYMENTS WE MAKE
We usually pay the amounts of any surrender, withdrawal, or Death Benefit Proceeds involving Variable Policy Value within seven calendar days after We receive all applicable Written Notices and/or Due Proof of Death in good order at Our Administrative Office. However, We can postpone such payments if:

•	the NYSE is closed (other than customary weekend or holiday closings); or

•	trading on the NYSE is restricted, as determined by the SEC; or

•	an emergency exists that would make the disposal of securities held in the Variable Account, or determination of their value, not reasonably practicable; or

•	the SEC permits, by an order, the postponement for the protection of Owners.

If You have submitted a recent check or draft, We have the right to defer payment of surrenders, withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored. In addition, We reserve the right to defer payment of transfers, loans, withdrawals, or surrender from the Fixed Account for the period permitted by law, but not for more than six months.
Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or life insurance benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or Your Policy to government regulators.
REPORTS TO POLICY OWNERS
We will send You the following statements and reports:

•	a confirmation for many significant transactions, such as changes in future premium allocations, transfers among Subaccounts, and address changes; and

•	semi-annual and annual reports of the Funds.

In addition, at least annually, or more often as required by law, We will send to Owners at their address of record, reports showing the following items at the end of the report period:

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•	current Policy Value, Surrender Value, Net Surrender Value, and Death Benefit;

•	current Variable Policy Value (including each Subaccount Value), Fixed Policy Value and Loan Account Value;

•	current Loan Amount;

•	any premium payments, withdrawals, or surrenders made, Death Benefit Proceeds paid, and charges deducted since the last report;

•	current Net Premium Payment allocations; and

•	other information required by law.

On request, We will send You a current statement in a form similar to that of the annual statement described above. We reserve the right to limit the number of such requests or impose a reasonable charge for additional requests.
POLICY TERMINATION
Your Policy will terminate and all benefits under it will cease on the earliest of the following:

•	The date the Policy lapses.

•	The date We receive, in good order, Your written request to surrender or terminate the Policy.

•	The date of the Insured’s death.

ASSIGNMENT
You may assign the Policy. The assignment will become effective when We receive Written Notice in good order at Our Administrative Office. Your rights and those of any other person under the Policy are subject to the assignment. We are not responsible for the validity of any assignments and we are not liable for any action We take or payment We make prior to Our receipt of Written Notice. An absolute assignment will be considered a change of ownership.

ADDITIONAL INFORMATION

SALE OF THE POLICIES
The policies are distributed by Symetra Securities, Inc. (“SSI”). They are sold by individuals who, in addition to being licensed to sell variable life insurance for Symetra Life, are also registered representatives of broker-dealers who have a current sales agreement with SSI and Symetra Life. SSI is an affiliate of Symetra Life and is located at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004. It is registered as a broker- dealer with the SEC under the Securities Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). No amounts are retained by SSI for acting as principal underwriter for Symetra Life policies.
Registered representatives who solicit sales of the policies receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the registered representative. A broker-dealer firm or registered representative may receive different commissions for selling one variable life insurance policy over another and may favor one provider over another due to different compensation rates.
Ask Your registered representative for further information about the compensation Your registered representative and the selling firm that employs Your registered representative may receive in connection with Your purchase of the Policy. You also should inquire about any compensation arrangements that We and Our affiliates have with the selling firm, including conflicts of interest that such arrangements may create.
We generally pay commissions as a percentage of premiums invested in the Policy. The amount and timing of the commission may differ depending on the agreement between Us and the broker-dealer but is not expected to be more than 125% of premiums paid during the first Policy Year or more than 5.5% during Policy Years after the first. In addition, allowances, and bonuses may be paid to broker-dealers and/or other distributors of the Policies. A bonus dependent upon persistency is one type of bonus that may be paid.
To the extent permitted by rules of the FINRA, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.
No specific charge is assessed directly to Owners or the Variable Account to cover commissions and other incentives or

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payments described above. We do intend to recoup commissions and other sales expenses We pay, however, through fees and charges deducted under the Policy and other corporate revenue.
Because differences in compensation or incentives that a registered representative may receive for selling one product over another may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to You. You may wish to take such incentives into account when considering and evaluating any recommendations relating to the Policy.
STATE VARIATIONS
This prospectus describes the material rights, benefits and obligations under the Policy. Certain provisions of the Policy may be different from the general description in this prospectus because of variations required by state law. For example, state law may require different “free-look” (or cancellation) periods, which is the amount of time allowed to examine the Policy and return it for a refund. The state in which Your Policy is issued also governs whether certain riders, options, charges or fees are available or will vary under Your Policy. Please see Appendix B for a listing of state variations as well as your Policy for any state specific variations applicable to You. Any such state variations will be included in Your Policy or in endorsements or riders attached to Your Policy. You should refer to Your Policy for specific variations applicable to You. If You would like to review a copy of Your Policy and its endorsements and riders, if any, contact Our Administrative Office or Your sales representative.

GOOD ORDER
We will execute Written Notices and telephone transactions only if these are in “good order”. For Written Notices, good order means using the form provided by Us for the request or transaction, or providing in writing all the information required by the form. We accept documents constituting Written Notices by mail and facsimile transmission. Generally, for most transactions our forms require the Owner(s) name, Policy number, signatures of all Owners, assignees and irrevocable Beneficiaries, if any, and information necessary for Us to carry out the request (e.g., for transfers of Policy Value the Subaccount from which and to which Policy Value is to be transferred and the amount of the transfer; for withdrawals the Subaccount from which the withdrawal will be made and the amount of the withdrawal, as well as the party to whom a check for withdrawal proceeds must be made out to). Depending on the type of transaction, additional information may be required such as an Owner’s social security number or tax ID number, or the names or signatures of Beneficiaries or of an Owner’s spouse. For Written Notices via an Owner’s account on Our website, good order means providing PINs or meeting other security requirements. For telephone transactions, good order means We have the information on file that is required by the appropriate form or hearing that information in Your telephone instruction, as well as Us having on file a telephone transaction authorization form signed by the Owner.
Instructions relating to allocation of Net Premium Payments also must be in good order before We can apply such payments. Such instructions consist of fully completing the appropriate form or providing Us with such information by Written Notice (providing the exact name of the appropriate Subaccount).
EXCHANGES AND CONVERSION
Exchanges. From time to time We may offer programs under which certain variable life insurance policies previously issued by Us may be exchanged for the Policies offered by this prospectus. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, You should consult Your tax advisor. Generally You can exchange one policy for another in a tax-free exchange under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Exchanges may result in higher charges and a new fifteen-year surrender period will apply.
You should not exchange another variable life insurance policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest.
Conversions. The Policy cannot be converted.
UNCLAIMED OR ABANDONED PROPERTY
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including Death Benefit Proceeds under the Policy) under various circumstances. In addition to state unclaimed property laws, We may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent possible escheatment of your property, it is important that You keep Your contact and other information on file with Us up to date, including the full names, complete addresses, and any other contact or identifying information for Owners, Insureds, and Beneficiaries.

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CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with Our processing of Policy transactions, including the processing of orders from Our website or with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the Funds.
LEGAL PROCEEDINGS
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of Our business. Such legal and regulatory matters include proceedings specific to Us and other proceedings generally applicable to business practices in the industry in which We operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, We believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Variable Account, on SSI’s ability to perform under its principal underwriting agreement, or on Our ability to meet Our obligations under the Policy.
FINANCIAL STATEMENTS
The financial statements of Symetra Life and the Variable Account are included in the Statement of Additional Information.

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APPENDIX A: DEFINITIONS

Address of Record: The last known address of the Owner and/or the last known address of an assignee of record. “Address” may include e-mail addresses.
Administrative Office: Either the Company’s mailing address for correspondence and Written Notices (P.O. Box 34690, Seattle, Washington 98124), or the Company’s mailing address for payments (P.O. Box 34815, Seattle, Washington 98124).
Attained Age: The Insured’s age as of the nearest birthday on the Policy Date, plus the number of complete Policy Years since the Policy Date.
Beneficiary: The person or persons designated to receive all or a portion of the Death Benefit when the Insured dies. You may name primary, contingent and irrevocable Beneficiaries. A primary or Contingent Beneficiary named on the application may be changed as provided in the Policy.
Cancellation Period: The period during which the Owner may cancel the Policy for a refund by returning it to the Company, as described in this prospectus.
Code: The Internal Revenue Code of 1986, as amended.
Contingent Beneficiary: The person(s) to whom the Death Benefit is paid upon the death of the Insured if the primary Beneficiary (or Beneficiaries) is (are) not living.
Death Benefit: The amount payable to the Beneficiary, before adjustment for riders, loans and certain deductions, if the Insured dies while the Policy is in force.
Death Benefit Proceeds: The amount payable to the Beneficiary, as described in DEATH BENEFIT of this prospectus, if the Insured dies while the Policy is in force.
Due Proof of Death: Proof of death satisfactory to the Company. Due Proof of Death may consist of the following:

•	A certified copy of a death record;

•	A certified copy of a court decree reciting a finding of death; and

•	Any other proof satisfactory to the Company.

Fixed Account: Part of the Company’s General Account to which Policy Value may be transferred or Net Premium Payments may be allocated under a Policy.
Fixed Policy Value: The Policy Value in the Fixed Account.
Fund: Any open-end management investment company or investment portfolio thereof, or unit investment trust or series thereof, in which a Subaccount invests.
General Account: The assets of the Company other than those allocated to the Variable Account or any other separate account of the Company.
Grace Period: A 61-day period after which the Policy will Lapse if sufficient additional premium payments are not made.
Initial Premium Payment: The amount that the Owner pays before the Policy is issued.
Initial Specified Amount: The Specified Amount on the Issue Date.
Insured: The individual whose life is insured by the Policy. The Owner can be, but does not have to be, the same as the Insured.
Issue Age: The Insured’s age as of the nearest birthday on the Policy Date. The Policy is considered to be “in force” starting on the Issue Date.

Issue Date: The date the Policy is issued and coverage begins under the Policy.
Lapse: Termination of the Policy, without value, at the expiration of a Grace Period while the Insured is still living and before the Maturity Date.
Loan Account: A portion of the Company’s General Account to which Variable Policy Value or Fixed Policy Value is transferred to provide collateral for any loan taken under the Policy.
Loan Account Value: The Policy Value in the Loan Account.
Loan Amount: At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On the Policy Anniversary, the Loan Amount equals the Loan Account Value.
Maturity Date: The Policy Anniversary nearest the Insured’s 120th birthday.
Monthly Anniversary Day: The same day as the Policy Date for each succeeding month. Whenever the Monthly Anniversary Day falls on a date other than a Valuation Day, the Monthly Anniversary Day will be deemed to be the immediately succeeding Valuation Day.
Net Amount at Risk: As of any Monthly Anniversary Day, the Death Benefit (discounted for the upcoming month) minus the Policy Value (before deducting the Monthly Deduction).
Net Asset Value Per Share: The value per share of any Fund on any Valuation Day.
Net Premium Payment: Your premium payment minus any premium charge.
Net Surrender Value: The Surrender Value minus any Loan Amount.
Owner (You, Your): The person (or persons) who owns (or own) the Policy and who is (are) entitled to exercise all rights and privileges provided in the Policy. Ownership may be transferred, as provided in the Policy. Following a transfer of ownership, “You” and “Your” will refer to the new Owner. Singular references to Owner include all Owners if there is more than one. In the case of joint Owners, references to actions by the Owner shall mean all Owners acting jointly.
Planned Periodic Payment: The premium payment selected by the Owner as an amount that he or she (or they) plan(s) to pay on a monthly, quarterly, semi-annual, or annual basis over the life of the Policy.
Policy Anniversary: The same date in each Policy Year as the Policy Date.
Policy Date: The date used to determine the Issue Age. The Policy Date may be the Issue Date or any date up to six months prior to the Issue Date. Policy Years, Policy months, and Policy Anniversaries are measured from the Policy Date. The Policy Date is never the 29th, 30th or 31st of a month.
Policy Value: The sum of the Variable Policy Value, the Fixed Policy Value and the Loan Account Value.
Policy Year: A twelve-month period beginning on the Policy Date or on a Policy Anniversary.
Risk Class: A category in which each prospective Insured is placed by the Company as a result of underwriting the Owner’s application. Risk Classes reflect the Company’s assessment of the life expectancy of the Insureds in the Class.
SEC: The U.S. Securities and Exchange Commission.
Specified Amount: A dollar amount selected by the Owner that is used to determine the amount of the Policy’s Death Benefit. The Initial Specified Amount is shown in Your Policy. The actual amount We pay on the death of the Insured may be affected by tax law requirements and may be adjusted as described in the Policy.
Subaccount: A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.
Subaccount Value: The Policy Value in a Subaccount.

Surrender Value: The Policy Value minus any applicable surrender charge.
Symetra Life (Company, we, us, our): Symetra Life Insurance Company.
Unit: A unit of measure used to compute Subaccount Value.
Valuation Day: For each Subaccount, each day on which the New York Stock Exchange is open for business except for certain holidays listed in the prospectus for the Policy and days that a Subaccount’s corresponding Fund does not value its shares.
Valuation Period: The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.
Variable Account: Symetra Life Insurance Company Separate Account SL.
Variable Policy Value: The sum of all Subaccount Values.
Written Notice: A written notice or request in a form satisfactory to the Company that is signed by the Owner and received at Our Administrative Office. Alternatively, an instruction to the Company by the Owner on the Company’s website through the Owner’s online account pursuant to protocols established by the Company.

APPENDIX B: STATE VARIATIONS

The following information is a summary of the states where the Milestone VUL-G Policy or certain features and/or benefits vary from the Policy's features and benefits as previously described in this prospectus. Certain provisions of the Policy may be different from the description in this prospectus due to variations required by state law. The state in which your Policy is issued also governs whether or not certain riders, options, charges or fees are available or will vary under your Policy. Any state variations will be included in your Policy or in riders or endorsements attached to your Policy.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
California	See "Cancellation Period" under the Section titled THE POLICY
If you reside in California you may return the Policy within 30 days from the date you received it.

If you are age 60 or older, your money will be placed in the Fixed Account, unless you direct that premiums be invested in a stock or bond Fund during the 30-day period. If you do not direct that the premium be invested in a stock or bond Fund, and if you return the Policy within the 30-day period, you will be entitled to a refund of the premium plus any fees or charges deducted under the Policy. If you direct that the premium be invested in a stock or bond Fund during the 30-day period, and if you return the Policy during that period, you will be entitled to a refund of the Policy's Value which could be less than the premiums you paid for the Policy.

See "Assignment" under the Section titled OTHER INFORMATION ABOUT THE POLICY
Unless Written Notice specifies otherwise, assignments are effective on the date the Notice is signed by the Owner. An assignment does not change or revoke a Beneficiary designation in effect at the time the assignment takes effect.

See "Allocation of New Premium Payments and Policy Value" under the section titled PREMIUMS
For all Owners age 59 and under during the Cancellation Period, the Company allocates Net Premium Payments it receives during the Cancellation Period (including the Initial Premium Payment) to the Fixed Account. At the end of the Cancellation Period, the Net Premium Payment plus credited interest minus any monthly deduction is reallocated to each Subaccount or the Fixed Account selected by the Owner based on that the Owner’s allocation instructions.

Connecticut	See "Loans" under the Section titled ACCESS TO YOUR POLICY VALUE
The sixth paragraph under the Loans section is replaced with the following:

Loan amounts are credited with interest and are also charged with interest. We will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower than the minimum guaranteed interest rate for the Fixed Account shown in Your Policy. The interest rate We charge on borrowed amounts may vary, but will not exceed the greater of (i) the guaranteed interest rate credited to the Fixed Account (as shown in Your Policy) plus 1% and (ii) the Moody’s Corporate Bond Yield Average for the calendar month that ends two months before Your Policy Anniversary date, and (iii) 8%. In the event that the Moody’s Corporate Bond Yield Average is not available or does not reflect prevailing interest rates for investment grade debt, We may substitute another widely-recognized indicator of such prevailing interest rates.

See "Cancellation Period" under the Section titled THE POLICY
The first sentence of the first paragraph under the Cancellation Period section is replaced with the following:

You may examine the Policy and, if for any reason You are not satisfied, You may cancel the Policy by returning it to Our Administrative Office or to the sales representative who sold it to you within thirty-five (35) calendar days after the Issue Date.

B-1

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Florida	See "Death Benefit Proceeds" under the Section titled DEATH BENEFIT
The first and second sentence of the third paragraph under the Death Benefit Proceeds section is replaced with the following:

We will pay interest on the Death Benefit proceeds from the date we receive due proof of death to the date the claim is paid at an annual rate equal to or greater than the Moody’s Corporate Bond Yield Average.

B-2

PROSPECTUS BACK COVER
Personalized Illustrations of Policy Benefits. To help You understand how Your Policy Values could vary over time under different sets of assumptions, We will provide You upon request, with certain personalized hypothetical illustrations showing the Death Benefit, Surrender Value and Policy Value. These hypothetical illustrations will be based on the Attained Age and underwriting characteristics of the Insured under Your Policy and such factors as the Specified Amount, Death Benefit, premium payment amounts, and hypothetical rates of return (within limits) that You request. The illustrations are not a representation or guarantee of investment returns or Policy Value. We currently do not charge for these illustrations, but We reserve the right to charge up to $25 if We provide more than one illustration in a Policy Year.
Inquiries. The SAI provides more detailed information about Symetra Separate Account SL. The current SAI is on file with the Securities and Exchange Commission, and is incorporated into this prospectus by reference and is legally considered part of this prospectus.
You can make inquiries regarding Your Policy, request additional information and get a free copy of the SAI, a personalized illustration or discuss Your questions about Your policy by contacting Us at:
Symetra Life Insurance Company
P.O. Box 34690
Seattle, WA 98124
Telephone: 1-800-796-3872
Facsimile: 1-866-719-3124
For overnight mail: 777 108th Ave. NE, Suite 1200, Bellevue, WA 98004
To download an electronic version of this prospectus: https://www.symetra.com.
You can review and copy information regarding the Registrant, including the SAI, at the Public Reference Room of the Securities and Exchange Commission. To find out more about this service, call the SEC at 1-202-551-8090 or 1-800-SEC-0330. Reports and other information about the Policy and the Funds are also available on the EDGAR database available on the SEC’s Web site at https://www.sec.gov. You can also get copies, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549-0102.

Investment Company Act File No. 811-04909

May 1, 2018
STATEMENT OF ADDITIONAL INFORMATION
to
MILESTONE VUL-G

FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
funded through
SYMETRA SEPARATE ACCOUNT SL
by
SYMETRA LIFE INSURANCE COMPANY
Administrative Office:
P.O. Box 34690
Seattle, WA 98124
This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the Milestone VUL-G flexible premium adjustable variable life insurance policy dated May 1, 2018 and the Vanguard Variable Insurance Fund. The Policy is funded through Symetra Separate Account SL. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, call 1-800-796-3872 or write to Symetra Life Insurance Company, P.O. Box 34690, Seattle, Washington 98124.

GENERAL INFORMATION
Symetra Life Insurance Company (“Symetra Life”, “We”, and “Us”), is a wholly-owned subsidiary of Symetra Financial Corporation, a holding company, the subsidiaries of which are engaged primarily in insurance and financial services businesses. Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington State law on January 23, 1957. Effective July 1, 2014, Symetra Life Insurance Company changed its state of domicile from Washington to Iowa and became an Iowa stock life insurance company.

We established Symetra Separate Account SL (“the Variable Account”) on November 6, 1986, to hold assets that underlie Policy Values invested in a number of different variable life policies. The Variable Account meets the definition of “separate account” under state law and under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. This registration does not involve supervision of the management of the Variable Account or Symetra Life by the SEC. We maintain records of all Variable Account purchases and redemptions of the shares of the Subaccounts.

THE POLICY-GENERAL MATTERS
Ownership Rights
The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then ownership of the Policy will pass to the Owner's estate (subject to applicable community property laws). The Owner may exercise certain rights described below.

Changing the Owner

•	Change the Owner by providing Written Notice, in good order, to us at Our Administrative Office at any time while the Insured is alive and the Policy is in force.

•	Change is effective as of the date that the Written Notice is accepted by us in good order, at Our Administrative Office.

•	Changing the Owner does not automatically change the Beneficiary.

•	Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.

•	We are not liable for payments We made before We received the Written Notice at Our Administrative Office.

Choosing the Beneficiary

•	The Owner designates the Beneficiary (the person to receive the Death Benefit when the Insured dies) in the application.

•	If the Owner designates more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit unless the Beneficiary designation states otherwise.

•	If the Beneficiary dies before the Insured, then any Contingent Beneficiary becomes the Beneficiary.

•	If both the Beneficiary and Contingent Beneficiary die before the Insured, then the Death Benefit will be paid to the Owner or the Owner's estate upon the Insured's death.

Changing the Beneficiary

•	The Owner changes the Beneficiary by providing Written Notice to us, in good order, at Our Administrative Office.

•	Change is effective as of the date the Owner signs the Written Notice.

•	We are not liable for any payments We made before We received the Written Notice at Our Administrative Office.

Assigning the Policy

•The Owner may assign Policy rights while the Insured is alive.

•	The Owner retains any ownership rights that are not assigned.

•	Assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
•We are not:

◦	bound by any assignment unless we receive Written Notice of the assignment, in good order, at our Administrative Office;

1

◦	responsible for the validity of any assignment;

◦	liable for any payment we made before we received Written Notice of the assignment, in good order, at our Administrative Office; or

◦	bound by any assignment which results in adverse tax consequences to the Owner, Insured or Beneficiary(ies).

▪	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the Tax Test

▪
The Owner may elect either the guideline premium test (“GPT”) or the cash value accumulation test (“CVAT”). Your election may affect the amount of the Death Benefit payable under Your Policy, the amount of premiums You may pay, and the amount of Policy fees and charges You pay.

Our Right to Contest the Policy
In issuing the Policy, We rely on all statements made by or for the Insured in the application (or in any supplemental application). Therefore, if You make any material misrepresentation of a fact in the application (or any supplemental application), then We may contest the Policy's validity or may resist a claim under the Policy for two years from the Issue Date.

When permitted by law in the jurisdiction in which the Policy is delivered, in the absence of fraud in the procurement of the Policy, We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years from the Issue Date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and Our liability is limited to an amount equal to the premiums paid, less any withdrawals and minus any Loan Amount. We will pay this amount to the Beneficiary in a single sum.

Misstatement of Age or Gender
If the age or, if permitted by state law, sex of the Insured was stated incorrectly in the application (or any supplemental application), then the Death Benefit and any benefits provided under the Policy by rider or endorsement will be adjusted to the amount that would have been payable at the correct age and, if permitted by state law, sex, based on the deduction for cost of insurance and other charges (and the cost of any benefits provided by rider or endorsement) in effect on the Policy Date.

Changes to the Policy
Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by an authorized officer of the Company. No agent may bind us by making any promise not contained in the Policy.

Upon notice to You, We may modify the Policy to:

•
conform the Policy, the Variable Account, or Our operations to the requirements of any law or regulation issued by a governmental agency to which the Policy, the Variable Account, or the Company is subject; or

•	assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	reflect a change (permitted by the Policy) in the operation of the Variable Account; or

•	provide additional Subaccounts and/or Fixed Account options.

If any modifications are made, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Potential Conflicts of Interest
For a discussion of the potential conflicts of interest that may arise as a result of the sale of Fund shares to separate accounts that support variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, as well as the sale of Fund shares to the separate accounts of insurance companies that are not affiliated with Symetra Life, see the prospectuses for the Funds.

2

UNDERWRITING
Symetra Life gathers certain information about an applicant's age, health, occupation, avocation, finances, if permitted by state law, sex and other factors that impact mortality risk. Such information is gathered through use of applications, medical examinations, attending physicians statements, personal interviews and other authorized methods to determine the appropriate risk classification. Symetra Life uses the 2001 Commissioners’ Standard Ordinary Mortality Tables, and if permitted by state law, Male or Female to determine the maximum cost of insurance for each Insured.
DISTRIBUTION
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Symetra Securities, Inc. ("SSI") acts as the principal underwriter for the Policies. SSI is an affiliate of Symetra Life and each is a wholly-owned subsidiary of Symetra Financial Corporation. SSI is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. SSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with Us and with SSI.

For the years ended December 31, 2017, 2016, and 2015, SSI received $920,610.10, $104,988.72, and $128,960.04 in commissions for the distributions of all policies funded through the Variable Account. SSI does not anticipate retaining any portion of any commissions paid for the distribution of Policies funded through the Variable Account.
LEGAL MATTERS
Michaelanne Ehrenberg, Vice President and AssociateGeneral Counsel of Symetra Life Insurance Company, has provided legal advice on certain matters in connection with the issuance and operation of the Policy.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The SAI of the Registration Statement includes consolidated financial statements of Symetra Life Insurance Company as of December 31, 2017 and 2016, for the year ended December 31, 2017, and the period from February 1, 2016 to December 31, 2016 (related to the successor company), and for the period January 1 to January 31, 2016, and the year ended December 31, 2015 (relating to the predecessor company), and the financial statements of Symetra Separate Account SL as of December 31, 2017, and for each of the two years in the period ended December 31, 2017. These financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The principal business address of Ernst & Young LLP is 999 Third Avenue, Suite 3500, Seattle, WA 98104-4086.

REINSURANCE
Symetra Life may reinsure a portion of the risks assumed under the Policies.

3

FINANCIAL STATEMENTS
The consolidated financial statements of Symetra Life Insurance Company included herein should be considered only as bearing upon the ability of Symetra Life to meet its obligations under the Policy. They should not be considered as bearing upon the investment experience of the Variable Account or its Subaccounts.
Financial statements for the Variable Account, which include the Reports of the Independent Registered Public Accounting Firms, also appear on the following pages.

4

Annual Report

December 31, 2017

Symetra Separate Account SL

Symetra Separate Account SL

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Symetra Life Insurance Company and Contract Owners of Symetra Separate Account SL
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Symetra Separate Account SL (the Separate Account) comprised of the subaccounts described in Note 1 (collectively referred to as the “subaccounts”), as of December 31, 2017, the related statements of operations and the statements of changes in net assets for the periods indicated in Note 1 for each respective subaccount, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts comprising Symetra Separate Account SL at December 31, 2017, the results of its operations and the changes in their net assets for each of the periods indicated in Note 1, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1987.
Seattle, Washington
April 30, 2018

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	AMERICAN CENTURY BALANCED	AMERICAN CENTURY INFLATION PROTECTION I	AMERICAN CENTURY INFLATION PROTECTION II	AMERICAN CENTURY INTERNATIONAL	AMERICAN CENTURY LARGE COMPANY VALUE II
ASSETS:
Investments in Underlying:
Investments, at Cost	$1,306,840	$90,135	$831,200	$742,134	$118,004
Shares Owned	180,506	7,787	80,878	78,926	8,581
Investments, at Fair Value	$1,359,211	$79,659	$825,763	$961,316	$137,292
Total Assets	1,359,211	79,659	825,763	961,316	137,292
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$1,359,211	$79,659	$825,763	$961,316	$137,292

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets	$1,270,077		$825,763	$946,183	$137,292
Accumulation Units Outstanding	44,930		59,190	37,151	6,545
Accumulation Unit Value	$28.268		$13.951	$25.469	$20.976

Symetra Complete & Complete Advisor
Net Assets	$89,134	$79,659		$15,133
Accumulation Units Outstanding	459	570		100
Accumulation Unit Value	$194.403	$139.720		$152.027

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	AMERICAN CENTURY ULTRA I	AMERICAN CENTURY ULTRA II	AMERICAN CENTURY VALUE	CALVERT NASDAQ 100 INDEX	CALVERT RUSSELL 2000 SMALL CAP INDEX
ASSETS:
Investments in Underlying:
Investments, at Cost	$130,966	$89,477	$827,641	$779,053	$8,556
Shares Owned	10,439	6,150	102,667	15,377	141
Investments, at Fair Value	$201,882	$116,980	$1,150,908	$1,008,713	$11,969
Total Assets	201,882	116,980	1,150,908	1,008,713	11,969
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$201,882	$116,980	$1,150,908	$1,008,713	$11,969

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets	$201,882	$116,980	$1,150,908
Accumulation Units Outstanding	6,083	4,491	38,827
Accumulation Unit Value	$33.187	$26.047	$29.642

Symetra Complete & Complete Advisor
Net Assets	$—		$—	$1,008,713	$11,969
Accumulation Units Outstanding	—		—	3,149	55
Accumulation Unit Value	$—		$—	$320.351	$217.070

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	DEUTSCHE CROCI INTERNATIONAL VIP - CLASS A	DEUTSCHE GLOBAL INCOME BUILDER VIP A	DREYFUS APPRECIATION	DREYFUS MIDCAP STOCK	DREYFUS QUALITY BOND
ASSETS:
Investments in Underlying:
Investments, at Cost	$133,958	$540,084	$742,913	$1,100,548	$273,324
Shares Owned	17,911	22,619	17,947	62,413	22,755
Investments, at Fair Value	$131,468	$600,779	$802,433	$1,408,031	$272,144
Total Assets	131,468	600,779	802,433	1,408,031	272,144
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$131,468	$600,779	$802,433	$1,408,031	$272,144

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets	$131,468	$600,779	$802,433	$1,408,031	$272,144
Accumulation Units Outstanding	13,940	34,561	34,744	42,209	13,789
Accumulation Unit Value	$9.431	$17.383	$23.096	$33.359	$19.736

Symetra Complete & Complete Advisor
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

	$(0.004)		#DIV/0!
Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	DREYFUS STOCK INDEX	DREYFUS SUSTAINABLE U.S. EQUITY[1]	DREYFUS TECHNOLOGY GROWTH	FEDERATED HIGH INCOME BOND	FEDERATED MANAGED VOLATILITY II
ASSETS:
Investments in Underlying:
Investments, at Cost	$911,432	$349,118	$1,253,184	$174,230	$74,191
Shares Owned	20,643	9,629	77,417	25,910	7,706
Investments, at Fair Value	$1,105,192	$387,777	$1,854,139	$176,710	$83,225
Total Assets	1,105,192	387,777	1,854,139	176,710	83,225
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$1,105,192	$387,777	$1,854,139	$176,710	$83,225

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets	$1,105,192	$387,777	$859,810	$176,710	$83,225
Accumulation Units Outstanding	33,324	25,718	67,042	6,338	4,460
Accumulation Unit Value	$33.165	$15.078	$12.825	$27.883	$18.661

Symetra Complete & Complete Advisor
Net Assets			$994,329
Accumulation Units Outstanding			2,999
Accumulation Unit Value			$331.583

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.
[1] Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	FIDELITY ASSET MANAGER	FIDELITY ASSET MANAGER GROWTH	FIDELITY BALANCED	FIDELITY CONTRAFUND	FIDELITY EQUITY-INCOME
ASSETS:
Investments in Underlying:
Investments, at Cost	$3,957,306	$570,960	$75,303	$7,346,874	$7,199,193
Shares Owned	258,427	34,324	4,581	246,761	336,846
Investments, at Fair Value	$3,935,853	$659,351	$85,939	$9,362,070	$8,047,217
Total Assets	3,935,853	659,351	85,939	9,362,070	8,047,217
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$3,935,853	$659,351	$85,939	$9,362,070	$8,047,217

Enhanced Variable Universal Life
Net Assets	$3,581,852	$381,770		$4,593,459	$5,638,618
Accumulation Units Outstanding	7,392	987		5,633	6,574
Accumulation Unit Value	$484.534	$386.606		$815.468	$857.696

PREMIER Variable Universal Life
Net Assets	$354,001	$277,581	$85,939	$4,438,627	$1,513,786
Accumulation Units Outstanding	13,588	11,120	2,781	89,959	47,044
Accumulation Unit Value	$26.053	$24.962	$30.900	$49.341	$32.178

Symetra Complete & Complete Advisor
Net Assets				$329,984	$894,813
Accumulation Units Outstanding				1,389	4,854
Accumulation Unit Value				$237.647	$184.327

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	FIDELITY GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	FIDELITY GROWTH	FIDELITY GROWTH & INCOME	FIDELITY GROWTH OPPORTUNITIES	FIDELITY HIGH INCOME
ASSETS:
Investments in Underlying:
Investments, at Cost	$1,844,965	$9,932,117	$1,031,741	$904,135	$947,277
Shares Owned	1,844,965	201,558	58,685	34,695	169,530
Investments, at Fair Value	$1,844,965	$14,925,410	$1,332,729	$1,251,792	$923,941
Total Assets	1,844,965	14,925,410	1,332,729	1,251,792	923,941
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$1,844,965	$14,925,410	$1,332,729	$1,251,792	$923,941

Enhanced Variable Universal Life
Net Assets	$388,289	$9,581,456			$789,630
Accumulation Units Outstanding	2,435	10,686			2,566
Accumulation Unit Value	$159.483	$896.658			$307.672

PREMIER Variable Universal Life
Net Assets	$1,083,843	$5,343,954	$1,332,729	$1,251,792	$134,311
Accumulation Units Outstanding	80,924	141,212	39,043	43,024	6,836
Accumulation Unit Value	$13.393	$37.843	$34.135	$29.095	$19.647

Symetra Complete & Complete Advisor
Net Assets	$372,833		$—		$—
Accumulation Units Outstanding	3,366		—		—
Accumulation Unit Value	$110.758		$—		$—

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	FIDELITY INDEX 500	FIDELITY INVESTMENT GRADE BOND	FIDELITY MID CAP I	FIDELITY MID CAP II	FIDELITY OVERSEAS
ASSETS:
Investments in Underlying:
Investments, at Cost	$4,174,645	$1,513,523	$73,749	$996,232	$1,893,946
Shares Owned	23,718	118,062	2,138	30,099	107,816
Investments, at Fair Value	$6,431,590	$1,511,201	$83,219	$1,137,446	$2,465,779
Total Assets	6,431,590	1,511,201	83,219	1,137,446	2,465,779
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$6,431,590	$1,511,201	$83,219	$1,137,446	$2,465,779

Enhanced Variable Universal Life
Net Assets	$4,278,138	$1,414,386			$1,761,023
Accumulation Units Outstanding	5,711	4,384			4,662
Accumulation Unit Value	$749.141	$322.629			$377.717

PREMIER Variable Universal Life
Net Assets	$2,153,452	$10,701		$1,137,446	$285,298
Accumulation Units Outstanding	58,738	447		36,790	12,024
Accumulation Unit Value	$36.662	$23.923		$30.917	$23.727

Symetra Complete & Complete Advisor
Net Assets		$86,114	$83,219		$419,458
Accumulation Units Outstanding		556	382		3,443
Accumulation Unit Value		$154.862	$217.773		$121.849

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	FRANKLIN FLEX CAP GROWTH VIP FUND - CLASS 2	FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND - CLASS 1	FRANKLIN INCOME VIP FUND - CLASS 1	FRANKLIN INCOME VIP FUND - CLASS 2	FRANKLIN MUTUAL SHARES VIP FUND - CLASS 2
ASSETS:
Investments in Underlying:
Investments, at Cost	$78,061	$23,748	$18,996	$133,208	$300,668
Shares Owned	11,476	3,314	1,177	8,787	15,402
Investments, at Fair Value	$85,614	$24,657	$19,673	$142,097	$313,580
Total Assets	85,614	24,657	19,673	142,097	313,580
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$85,614	$24,657	$19,673	$142,097	$313,580

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets	$78,484			$142,097	$313,580
Accumulation Units Outstanding	3,221			6,962	13,089
Accumulation Unit Value	$24.369			$20.411	$23.958

Symetra Complete & Complete Advisor
Net Assets	$7,130	$24,657	$19,673
Accumulation Units Outstanding	32	145	112
Accumulation Unit Value	$223.048	$169.646	$176.153

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	FRANKLIN SMALL CAP VALUE VIP FUND - CLASS 1	FRANKLIN SMALL CAP VALUE VIP FUND - CLASS 2	FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2	FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND - CLASS 2	INVESCO AMERICAN FRANCHISE FUND I
ASSETS:
Investments in Underlying:
Investments, at Cost	$69,991	$863,305	$1,001,872	$466,879	$996,675
Shares Owned	3,529	44,403	51,587	36,588	22,031
Investments, at Fair Value	$72,081	$879,178	$919,810	$441,985	$1,387,308
Total Assets	72,081	879,178	919,810	441,985	1,387,308
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$72,081	$879,178	$919,810	$441,985	$1,387,308

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets		$879,178	$919,810	$441,985	$1,387,308
Accumulation Units Outstanding		31,596	51,248	24,733	77,805
Accumulation Unit Value		$27.826	$17.948	$17.870	$17.831

Symetra Complete & Complete Advisor
Net Assets	$72,081				$—
Accumulation Units Outstanding	302				—
Accumulation Unit Value	$238.548				$—

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	INVESCO AMERICAN FRANCHISE FUND II	INVESCO GLOBAL HEALTH CARE	INVESCO GLOBAL REAL ESTATE	INVESCO INTERNATIONAL GROWTH I	INVESCO INTERNATIONAL GROWTH II
ASSETS:
Investments in Underlying:
Investments, at Cost	$24,812	$22,218	$456,262	$475,599	$298,904
Shares Owned	460	753	29,278	16,063	8,728
Investments, at Fair Value	$27,944	$19,909	$509,156	$640,693	$343,274
Total Assets	27,944	19,909	509,156	640,693	343,274
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$27,944	$19,909	$509,156	$640,693	$343,274

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets	$27,944	$19,909	$509,156	$596,343	$343,274
Accumulation Units Outstanding	1,294	628	11,818	16,932	20,069
Accumulation Unit Value	$21.598	$31.715	$43.085	$35.219	$17.106

Symetra Complete & Complete Advisor
Net Assets				$44,350
Accumulation Units Outstanding				322
Accumulation Unit Value				$137.685

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

	Sub-Accounts
	INVESCO MID CAP GROWTH FUND I	INVESCO MID CAP GROWTH FUND II	JP MORGAN INSURANCE TRUST MID CAP VALUE I	JP MORGAN INSURANCE TRUST U.S. EQUITY I	MORNINGSTAR AGGRESSIVE GROWTH ETF ASSET ALLOCATION CLASS I
ASSETS:
Investments in Underlying:
Investments, at Cost	$56,450	$39,996	$995,819	$513,765	$177,004
Shares Owned	10,837	8,623	100,144	26,780	14,438
Investments, at Fair Value	$60,901	$47,682	$1,184,695	$868,477	$188,135
Total Assets	60,901	47,682	1,184,695	868,477	188,135
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$60,901	$47,682	$1,184,695	$868,477	$188,135

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets	$60,901	$47,682	$1,184,695	$868,477
Accumulation Units Outstanding	1,846	2,599	32,929	24,770
Accumulation Unit Value	$32.995	$18.348	$35.977	$35.062

Symetra Complete & Complete Advisor
Net Assets	$—				$188,135
Accumulation Units Outstanding	—				1,152.827
Accumulation Unit Value	$—				$163.188

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	MORNINGSTAR GROWTH ETF ASSET ALLOCATION CLASS I	MORNINGSTAR INCOME & GROWTH ETF ASSET ALLOCATION CLASS I	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO CLASS I	PIMCO ALL ASSET PORTFOLIO ADMIN
ASSETS:
Investments in Underlying:
Investments, at Cost	$82,192	$15,249	$435,027	$33,051	$67,943
Shares Owned	6,811	1,451	19,048	1,922	6,645
Investments, at Fair Value	$82,766	$14,901	$529,327	$37,623	$72,093
Total Assets	82,766	14,901	529,327	37,623	72,093
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$82,766	$14,901	$529,327	$37,623	$72,093

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Symetra Complete & Complete Advisor
Net Assets	$82,766	$14,901	$529,327	$37,623	$72,093
Accumulation Units Outstanding	505	100	2327	173	452
Accumulation Unit Value	$164.019	$148.368	$227.466	$217.687	$159.476

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	PIMCO ALL ASSET PORTFOLIO ADVISOR	PIMCO COMMODITY REALRETURN STRAT. ADMINISTRATIVE CLASS	PIMCO TOTAL RETURN ADMIN	PIONEER BOND VCT CLASS I	PIONEER EQUITY INCOME VCT CLASS I
ASSETS:
Investments in Underlying:
Investments, at Cost	$29,076	$701,895	$820,042	$1,063,177	$679,728
Shares Owned	2,724	79,320	73,647	93,258	28,549
Investments, at Fair Value	$29,882	$567,929	$805,698	$1,029,583	$927,552
Total Assets	29,882	567,929	805,698	1,029,583	927,552
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$29,882	$567,929	$805,698	$1,029,583	$927,552

Enhanced Variable Universal Life
Net Assets				$191,065
Accumulation Units Outstanding				749
Accumulation Unit Value				$254.950

PREMIER Variable Universal Life
Net Assets	$29,882	$440,934		$838,518
Accumulation Units Outstanding	1,737	62,208		33,672
Accumulation Unit Value	$17.199	$7.088		$24.903

Symetra Complete & Complete Advisor
Net Assets		$126,995	$805,698		$927,552
Accumulation Units Outstanding		1,756	4,955		4,159
Accumulation Unit Value		$72.333	$162.596		$222.999

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	PIONEER EQUITY INCOME VCT CLASS II	PIONEER FUND VCT CLASS I	PIONEER HIGH YIELD VCT CLASS I	PIONEER HIGH YIELD VCT CLASS II	PIONEER MID CAP VALUE VCT CLASS I
ASSETS:
Investments in Underlying:
Investments, at Cost	$556,215	$4,348,439	$1,054	$134,916	$1,388,103
Shares Owned	19,652	218,866	111	15,446	71,168
Investments, at Fair Value	$642,622	$4,003,038	$1,062	$145,960	$1,502,370
Total Assets	642,622	4,003,038	1,062	145,960	1,502,370
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$642,622	$4,003,038	$1,062	$145,960	$1,502,370

Enhanced Variable Universal Life
Net Assets		$885,082			$189,872
Accumulation Units Outstanding		2,556			455
Accumulation Unit Value		$346.287			$416.912

PREMIER Variable Universal Life
Net Assets	$642,622	$3,117,956		$145,960	$1,312,498
Accumulation Units Outstanding	24,149	118,454		7,414	37,104
Accumulation Unit Value	$26.612	$26.322		$19.687	$35.373

Symetra Complete & Complete Advisor
Net Assets			$1,062		$—
Accumulation Units Outstanding			6		—
Accumulation Unit Value			$185.205		$—

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	PIONEER REAL ESTATE VCT CLASS I	PIONEER REAL ESTATE VCT CLASS II	PIONEER SELECT MID CAP GROWTH VCT CLASS I	PIONEER STRATEGIC INCOME VCT CLASS I	PIONEER STRATEGIC INCOME VCT CLASS II
ASSETS:
Investments in Underlying:
Investments, at Cost	$530,962	$649,844	$5,902,478	$87,634	$271,276
Shares Owned	29,378	36,407	225,759	8,377	26,441
Investments, at Fair Value	$452,432	$562,116	$6,824,685	$86,116	$271,287
Total Assets	452,432	562,116	6,824,685	86,116	271,287
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$452,432	$562,116	$6,824,685	$86,116	$271,287

Enhanced Variable Universal Life
Net Assets			$1,838,079
Accumulation Units Outstanding			3,746
Accumulation Unit Value			$490.630

PREMIER Variable Universal Life
Net Assets		$562,116	$4,986,606		$271,287
Accumulation Units Outstanding		30,580	150,779		15,366
Accumulation Unit Value		$18.382	$33.072		$17.656

Symetra Complete & Complete Advisor
Net Assets	$452,432			$86,116
Accumulation Units Outstanding	2,337			504
Accumulation Unit Value	$193.564			$170.752

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	TEMPLETON DEVELOPING MARKETS VIP FUND - CLASS 1	TEMPLETON DEVELOPING MARKETS VIP FUND - CLASS 2	TEMPLETON GLOBAL BOND VIP FUND - CLASS 1	TEMPLETON GLOBAL BOND VIP FUND - CLASS 2	TEMPLETON GROWTH VIP FUND - CLASS 1
ASSETS:
Investments in Underlying:
Investments, at Cost	$53,557	$855,641	$129,834	$162,574	$84,185
Shares Owned	5,729	102,732	7,214	9,606	6,063
Investments, at Fair Value	$59,072	$1,050,952	$123,790	$158,601	$98,456
Total Assets	59,072	1,050,952	123,790	158,601	98,456
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$59,072	$1,050,952	$123,790	$158,601	$98,456

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets		$1,050,952		$158,601
Accumulation Units Outstanding		36,178		8,178
Accumulation Unit Value		$29.050		$19.393

Symetra Complete & Complete Advisor
Net Assets	$59,072		$123,790		$98,456
Accumulation Units Outstanding	524		704		689
Accumulation Unit Value	$112.779		$175.919		$142.813

Symetra Milestone VUL-G
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	TEMPLETON GROWTH VIP FUND - CLASS 2	VANGUARD BALANCED	VANGUARD EQUITY INCOME	VANGUARD EQUITY INDEX	VANGUARD HIGH YIELD BOND
ASSETS:
Investments in Underlying:
Investments, at Cost	$160,140	$770,049	$80,863	$1,629,497	$88,625
Shares Owned	11,683	34,445	4,500	46,466	11,177
Investments, at Fair Value	$186,581	$854,235	$110,897	$1,913,017	$90,872
Total Assets	186,581	854,235	110,897	1,913,017	90,872
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$186,581	$854,235	$110,897	$1,913,017	$90,872

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets	$186,581
Accumulation Units Outstanding	8,834
Accumulation Unit Value	$21.122

Symetra Complete & Complete Advisor
Net Assets		$854,235	$110,897	$1,452,785	$90,872
Accumulation Units Outstanding		4,147	487	6,542	477
Accumulation Unit Value		$205.991	$227.523	$222.073	$190.400

Symetra Milestone VUL-G
Net Assets				$460,232
Accumulation Units Outstanding				40,043
Accumulation Unit Value				$11.494

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	VANGUARD INTERNATIONAL	VANGUARD MID-CAP INDEX	VANGUARD REIT INDEX	VANGUARD SMALL COMPANY GROWTH	VANGUARD TOTAL BOND MARKET INDEX
ASSETS:
Investments in Underlying:
Investments, at Cost	$132,852	$832,538	$49,179	$22,126	$5,087
Shares Owned	7,430	38,499	3,972	1,023	432
Investments, at Fair Value	$203,159	$913,187	$52,199	$25,201	$5,121
Total Assets	203,159	913,187	52,199	25,201	5,121
LIABILITIES:
Total Liabilities	—	—	—	—	—
NET ASSETS	$203,159	$913,187	$52,199	$25,201	$5,121

Enhanced Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

PREMIER Variable Universal Life
Net Assets
Accumulation Units Outstanding
Accumulation Unit Value

Symetra Complete & Complete Advisor
Net Assets	$203,159	$499,742	$52,199	$25,201	$5,121
Accumulation Units Outstanding	1,311	2,152	269	94	35
Accumulation Unit Value	$154.975	$232.220	$194.099	$268.498	$146.740

Symetra Milestone VUL-G
Net Assets		$413,445
Accumulation Units Outstanding		36,691
Accumulation Unit Value		$11.268

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2017

	Sub-Accounts
	VANGUARD TOTAL STOCK MARKET INDEX	VOYA GLOBAL EQUITY PORTFOLIO - CLASS S	VY JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO INITIAL	WANGER USA
ASSETS:
Investments in Underlying:
Investments, at Cost	$2,466,045	$416,125	$612,042	$543,329
Shares Owned	66,191	44,351	35,177	18,098
Investments, at Fair Value	$2,532,442	$493,186	$757,006	$483,946
Total Assets	2,532,442	493,186	757,006	483,946
LIABILITIES:
Total Liabilities	—	—	—	—
NET ASSETS	$2,532,442	$493,186	$757,006	$483,946

Enhanced Variable Universal Life
Net Assets		$438,469	$650,774
Accumulation Units Outstanding		1,346	2,003
Accumulation Unit Value		$325.752	$324.928

PREMIER Variable Universal Life
Net Assets		$54,717	$106,232	$483,946
Accumulation Units Outstanding		2,120	2,657	9,585
Accumulation Unit Value		$25.814	$39.975	$50.489

Symetra Complete & Complete Advisor
Net Assets	$60,687
Accumulation Units Outstanding	270
Accumulation Unit Value	$224.481

Symetra Milestone VUL-G
Net Assets	$2,471,755
Accumulation Units Outstanding	215,455
Accumulation Unit Value	$11.472

Sub-accounts with dollar signs and no value are offered in the product, however there were no assets to report as of December 31, 2017.
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	AMERICAN CENTURY BALANCED	AMERICAN CENTURY INFLATION PROTECTION I	AMERICAN CENTURY INFLATION PROTECTION II	AMERICAN CENTURY INTERNATIONAL	AMERICAN CENTURY LARGE COMPANY VALUE II
Investment Income	2	3	4	5	6
Dividend Income	$19,855	$2,260	$20,796	$7,772	$2,035
Mortality and Expense Risk Charge	(9,076)	(589)	(5,427)	(6,259)	(919)
Net Investment Income (Loss)	10,779	1,671	15,369	1,513	1,116
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	19,799	(329)	(5,813)	27,724	2,957
Realized Capital Gain Distributions Received	48,611	—	—	—	6,749
Net Change in Unrealized Appreciation/Depreciation	79,292	1,109	13,285	201,517	1,800
Net Gain (Loss) on Investments	147,702	780	7,472	229,241	11,506
Net Increase (Decrease) in Net Assets
Resulting from Operations	$158,481	$2,451	$22,841	$230,754	$12,622
	—	—	—	—	—
	Sub-Accounts
	AMERICAN CENTURY ULTRA I	AMERICAN CENTURY ULTRA II	AMERICAN CENTURY VALUE	CALVERT NASDAQ 100 INDEX	CALVERT RUSSELL 2000 SMALL CAP INDEX
Investment Income	10	8	9	11	12
Dividend Income	$680	$167	$18,445	$4,415	$87
Mortality and Expense Risk Charge	(1,328)	(563)	(7,815)	(6,573)	(83)
Net Investment Income (Loss)	(648)	(396)	10,630	(2,158)	4
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	12,708	1,889	61,345	14,453	112
Realized Capital Gain Distributions Received	8,645	3,453	—	8,592	410
Net Change in Unrealized Appreciation/Depreciation	29,892	16,064	14,274	215,250	910
Net Gain (Loss) on Investments	51,245	21,406	75,619	238,295	1,432
Net Increase (Decrease) in Net Assets
Resulting from Operations	$50,597	$21,010	$86,249	$236,137	$1,436

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	DEUTSCHE CROCI INTERNATIONAL VIP - CLASS A	DEUTSCHE GLOBAL INCOME BUILDER VIP A	DREYFUS APPRECIATION	DREYFUS MIDCAP STOCK	DREYFUS QUALITY BOND
Investment Income	13	14	15	16	17
Dividend Income	$8,240	$16,884	$10,057	$14,017	$6,432
Mortality and Expense Risk Charge	(862)	(4,021)	(5,196)	(9,256)	(2,152)
Net Investment Income (Loss)	7,378	12,863	4,861	4,761	4,280
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	(612)	7,599	20,088	73,759	2,129
Realized Capital Gain Distributions Received	—	—	95,305	20,709	—
Net Change in Unrealized Appreciation/Depreciation	15,830	62,817	54,541	84,018	5,366
Net Gain (Loss) on Investments	15,218	70,416	169,934	178,486	7,495
Net Increase (Decrease) in Net Assets
Resulting from Operations	$22,596	$83,279	$174,795	$183,247	$11,775
	—	—	—	—	—
	Sub-Accounts
	DREYFUS STOCK INDEX	DREYFUS SUSTAINABLE U.S. EQUITY[1]	DREYFUS TECHNOLOGY GROWTH	FEDERATED HIGH INCOME BOND	FEDERATED MANAGED VOLATILITY II
Investment Income	18	19	20	21	22
Dividend Income	$14,854	$4,115	$—	$13,070	$2,954
Mortality and Expense Risk Charge	(7,193)	(2,600)	(12,056)	(1,341)	(552)
Net Investment Income (Loss)	7,661	1,515	(12,056)	11,729	2,402
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	29,510	12,553	60,841	571	1,989
Realized Capital Gain Distributions Received	23,867	23,654	74,915	—	—
Net Change in Unrealized Appreciation/Depreciation	128,313	11,560	417,409	(821)	8,370
Net Gain (Loss) on Investments	181,690	47,767	553,165	(250)	10,359
Net Increase (Decrease) in Net Assets
Resulting from Operations	$189,351	$49,282	$541,109	$11,479	$12,761
1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	FIDELITY ASSET MANAGER	FIDELITY ASSET MANAGER GROWTH	FIDELITY BALANCED	FIDELITY CONTRAFUND	FIDELITY EQUITY-INCOME
Investment Income	23	24	25	26	27
Dividend Income	$70,940	$7,965	$1,195	$88,129	$131,814
Mortality and Expense Risk Charge	(32,425)	(4,794)	(570)	(70,481)	(64,333)
Net Investment Income (Loss)	38,515	3,171	625	17,648	67,481
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	61,849	25,609	1,408	541,651	130,539
Realized Capital Gain Distributions Received	407,064	69,585	2,051	464,703	157,580
Net Change in Unrealized Appreciation/Depreciation	(54,733)	(2,974)	7,569	633,815	514,589
Net Gain (Loss) on Investments	414,180	92,220	11,028	1,640,169	802,708
Net Increase (Decrease) in Net Assets
Resulting from Operations	$452,695	$95,391	$11,653	$1,657,817	$870,189
	—	—	—	—	—
	Sub-Accounts
	FIDELITY GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	FIDELITY GROWTH	FIDELITY GROWTH & INCOME	FIDELITY GROWTH OPPORTUNITIES	FIDELITY HIGH INCOME
Investment Income	28	29	30	31	32
Dividend Income	$12,616	$30,036	$15,903	$3,439	$48,681
Mortality and Expense Risk Charge	(14,772)	(114,295)	(8,944)	(7,881)	(7,975)
Net Investment Income (Loss)	(2,156)	(84,259)	6,959	(4,442)	40,706
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	—	1,105,590	71,706	41,462	(1,225)
Realized Capital Gain Distributions Received	—	985,947	30,289	139,199	—
Net Change in Unrealized Appreciation/Depreciation	—	1,936,751	81,089	137,904	13,130
Net Gain (Loss) on Investments	—	4,028,288	183,084	318,565	11,905
Net Increase (Decrease) in Net Assets
Resulting from Operations	$(2,156)	$3,944,029	$190,043	$314,123	$52,611

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	FIDELITY INDEX 500	FIDELITY INVESTMENT GRADE BOND	FIDELITY MID CAP I	FIDELITY MID CAP II	FIDELITY OVERSEAS
Investment Income	33	34	35	36	37
Dividend Income	$107,599	$35,477	$538	$5,215	$32,518
Mortality and Expense Risk Charge	(49,337)	(11,617)	(567)	(7,417)	(19,361)
Net Investment Income (Loss)	58,262	23,860	(29)	(2,202)	13,157
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	362,796	(19,064)	104	18,874	117,871
Realized Capital Gain Distributions Received	18,557	5,793	3,365	48,245	2,123
Net Change in Unrealized Appreciation/Depreciation	680,315	30,331	10,435	126,125	438,323
Net Gain (Loss) on Investments	1,061,668	17,060	13,904	193,244	558,317
Net Increase (Decrease) in Net Assets
Resulting from Operations	$1,119,930	$40,920	$13,875	$191,042	$571,474
	—	—	—	—	—
	Sub-Accounts
	FRANKLIN FLEX CAP GROWTH VIP FUND - CLASS 2	FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND - CLASS 1	FRANKLIN INCOME VIP FUND - CLASS 1	FRANKLIN INCOME VIP FUND - CLASS 2	FRANKLIN MUTUAL SHARES VIP FUND - CLASS 2
Investment Income	38	39	40	41	42
Dividend Income	$—	$698	$807	$5,872	$7,161
Mortality and Expense Risk Charge	(564)	(811)	(142)	(979)	(2,245)
Net Investment Income (Loss)	(564)	(113)	665	4,893	4,916
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	(1,498)	45	(45)	321	10,848
Realized Capital Gain Distributions Received	179	987	—	—	12,987
Net Change in Unrealized Appreciation/Depreciation	19,792	1,034	1,042	6,549	(5,632)
Net Gain (Loss) on Investments	18,473	2,066	997	6,870	18,203
Net Increase (Decrease) in Net Assets
Resulting from Operations	$17,909	$1,953	$1,662	$11,763	$23,119

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	FRANKLIN SMALL CAP VALUE VIP FUND - CLASS 1	FRANKLIN SMALL CAP VALUE VIP FUND - CLASS 2	FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2	FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND - CLASS 2	INVESCO AMERICAN FRANCHISE FUND I
Investment Income	33	34	35	36	37
Dividend Income	$486	$4,248	$—	$11,690	$1,055
Mortality and Expense Risk Charge	(499)	(5,826)	(5,957)	(3,150)	(9,114)
Net Investment Income (Loss)	(13)	(1,578)	(5,957)	8,540	(8,059)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	148	11,338	(21,047)	(4,929)	42,604
Realized Capital Gain Distributions Received	4,552	58,097	81,123	—	102,912
Net Change in Unrealized Appreciation/Depreciation	1,931	13,163	101,536	(789)	154,976
Net Gain (Loss) on Investments	6,631	82,598	161,612	(5,718)	300,492
Net Increase (Decrease) in Net Assets
Resulting from Operations	$6,618	$81,020	$155,655	$2,822	$292,433
	—	—	—	—	—
	Sub-Accounts
	INVESCO AMERICAN FRANCHISE FUND II	INVESCO GLOBAL HEALTH CARE	INVESCO GLOBAL REAL ESTATE	INVESCO INTERNATIONAL GROWTH I	INVESCO INTERNATIONAL GROWTH II
Investment Income	38	39	41	40	42
Dividend Income	$—	$79	$15,968	$8,867	$3,988
Mortality and Expense Risk Charge	(168)	(147)	(3,518)	(4,333)	(2,239)
Net Investment Income (Loss)	(168)	(68)	12,450	4,534	1,749
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	604	(403)	16,268	16,786	12,269
Realized Capital Gain Distributions Received	2,114	1,096	8,104	—	—
Net Change in Unrealized Appreciation/Depreciation	3,330	2,127	20,391	98,479	47,626
Net Gain (Loss) on Investments	6,048	2,820	44,763	115,265	59,895
Net Increase (Decrease) in Net Assets
Resulting from Operations	$5,880	$2,752	$57,213	$119,799	$61,644

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	INVESCO MID CAP GROWTH FUND I	INVESCO MID CAP GROWTH FUND II	JP MORGAN INSURANCE TRUST MID CAP VALUE I	JP MORGAN INSURANCE TRUST U.S. EQUITY I	MORNINGSTAR AGGRESSIVE GROWTH ETF ASSET ALLOCATION CLASS I
Investment Income	43	44	45	46	47
Dividend Income	$—	$—	$9,126	$6,980	$2,516
Mortality and Expense Risk Charge	(403)	(265)	(8,108)	(5,532)	(1,127)
Net Investment Income (Loss)	(403)	(265)	1,018	1,448	1,389
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	2,042	1,497	82,140	24,171	13,963
Realized Capital Gain Distributions Received	3,634	2,796	50,896	7,844	10,361
Net Change in Unrealized Appreciation/Depreciation	5,786	4,339	7,273	120,800	1,522
Net Gain (Loss) on Investments	11,462	8,632	140,309	152,815	25,846
Net Increase (Decrease) in Net Assets
Resulting from Operations	$11,059	$8,367	$141,327	$154,263	$27,235
	—	—	—	—	—
	Sub-Accounts
	MORNINGSTAR GROWTH ETF ASSET ALLOCATION CLASS I	MORNINGSTAR INCOME & GROWTH ETF ASSET ALLOCATION CLASS I	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO CLASS I	PIMCO ALL ASSET PORTFOLIO ADMIN
Investment Income	48	49	50	51	52
Dividend Income	$1,224	$307	$—	$451	$3,240
Mortality and Expense Risk Charge	(399)	(444)	(3,450)	(330)	(512)
Net Investment Income (Loss)	825	(137)	(3,450)	121	2,728
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	3,220	4,193	2,023	3,215	24
Realized Capital Gain Distributions Received	4,081	704	9,377	—	—
Net Change in Unrealized Appreciation/Depreciation	732	17	93,531	3,088	5,410
Net Gain (Loss) on Investments	8,033	4,914	104,931	6,303	5,434
Net Increase (Decrease) in Net Assets
Resulting from Operations	$8,858	$4,777	$101,481	$6,424	$8,162

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	PIMCO ALL ASSET PORTFOLIO ADVISOR	PIMCO COMMODITY REALRETURN STRAT. ADMINISTRATIVE CLASS	PIMCO TOTAL RETURN ADMIN	PIONEER BOND VCT CLASS I	PIONEER EMERGING MARKETS VCT CLASS I1
Investment Income	5	5	5	5	5
Dividend Income	$804	$57,951	$15,662	$29,325	$—
Mortality and Expense Risk Charge	(74)	(3,725)	(5,748)	(7,505)	(2,122)
Net Investment Income (Loss)	730	54,226	9,914	21,820	(2,122)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	128	(37,929)	(1,099)	(1,989)	(28,217)
Realized Capital Gain Distributions Received	—	—	—	3,581	—
Net Change in Unrealized Appreciation/Depreciation	563	(5,573)	22,398	9,414	110,857
Net Gain (Loss) on Investments	691	(43,502)	21,299	11,006	82,640
Net Increase (Decrease) in Net Assets
Resulting from Operations	$1,421	$10,724	$31,213	$32,826	$80,518
	—	—	—	—	—
	Sub-Accounts
	PIONEER EMERGING MARKETS VCT CLASS II1	PIONEER EQUITY INCOME VCT CLASS I	PIONEER EQUITY INCOME VCT CLASS II	PIONEER FUND VCT CLASS I	PIONEER HIGH YIELD VCT CLASS I
Investment Income	10	10	10	10	10
Dividend Income	$—	$14,557	$8,696	$45,807	$54
Mortality and Expense Risk Charge	(922)	(6,194)	(4,170)	(29,162)	(275)
Net Investment Income (Loss)	(922)	8,363	4,526	16,645	(221)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	604	14,327	21,287	(123,312)	176
Realized Capital Gain Distributions Received	—	68,611	48,370	546,428	—
Net Change in Unrealized Appreciation/Depreciation	39,431	24,603	6,461	293,125	(144)
Net Gain (Loss) on Investments	40,035	107,541	76,118	716,241	32
Net Increase (Decrease) in Net Assets
Resulting from Operations	$39,113	$115,904	$80,644	$732,886	$(189)
1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	PIONEER HIGH YIELD VCT CLASS II	PIONEER MID CAP VALUE VCT CLASS I	PIONEER REAL ESTATE VCT CLASS I	PIONEER REAL ESTATE VCT CLASS II	PIONEER SELECT MID CAP GROWTH VCT CLASS I
Investment Income	15	15	15	15	15
Dividend Income	$6,280	$11,875	$11,216	$12,470	$5,014
Mortality and Expense Risk Charge	(968)	(10,722)	(3,231)	(3,797)	(49,350)
Net Investment Income (Loss)	5,312	1,153	7,985	8,673	(44,336)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	(1,791)	63,619	6,935	(19,615)	140,146
Realized Capital Gain Distributions Received	—	111,362	29,156	36,183	80,032
Net Change in Unrealized Appreciation/Depreciation	5,351	(4,107)	(32,041)	(11,231)	1,474,412
Net Gain (Loss) on Investments	3,560	170,874	4,050	5,337	1,694,590
Net Increase (Decrease) in Net Assets
Resulting from Operations	$8,872	$172,027	$12,035	$14,010	$1,650,254
	—	—	—	—	—
	Sub-Accounts
	PIONEER STRATEGIC INCOME VCT CLASS I	PIONEER STRATEGIC INCOME VCT CLASS II	TEMPLETON DEVELOPING MARKETS VIP FUND - CLASS 1	TEMPLETON DEVELOPING MARKETS VIP FUND - CLASS 2	TEMPLETON GLOBAL BOND VIP FUND - CLASS 1
Investment Income	20	20	20	20	20
Dividend Income	$3,060	$9,048	$613	$8,978	$—
Mortality and Expense Risk Charge	(631)	(1,794)	(391)	(6,486)	(1,096)
Net Investment Income (Loss)	2,429	7,254	222	2,492	(1,096)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	(22)	(2,213)	(53)	(20,766)	(300)
Realized Capital Gain Distributions Received	84	265	—	—	391
Net Change in Unrealized Appreciation/Depreciation	1,002	5,420	16,650	317,177	2,583
Net Gain (Loss) on Investments	1,064	3,472	16,597	296,411	2,674
Net Increase (Decrease) in Net Assets
Resulting from Operations	$3,493	$10,726	$16,819	$298,903	$1,578

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	TEMPLETON GLOBAL BOND VIP FUND - CLASS 2	TEMPLETON GROWTH VIP FUND - CLASS 1	TEMPLETON GROWTH VIP FUND - CLASS 2	VANGUARD BALANCED	VANGUARD EQUITY INCOME
Investment Income	74	73	75	76	77
Dividend Income	$—	$1,681	$2,687	$17,974	$2,495
Mortality and Expense Risk Charge	(1,207)	(681)	(1,179)	(6,139)	(758)
Net Investment Income (Loss)	(1,207)	1,000	1,508	11,835	1,737
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	(3,202)	483	6,243	2,425	278
Realized Capital Gain Distributions Received	550	—	—	28,312	3,141
Net Change in Unrealized Appreciation/Depreciation	6,369	13,476	19,434	58,813	11,278
Net Gain (Loss) on Investments	3,717	13,959	25,677	89,550	14,697
Net Increase (Decrease) in Net Assets
Resulting from Operations	$2,510	$14,959	$27,185	$101,385	$16,434
	—	—	—	—	—
	Sub-Accounts
	VANGUARD EQUITY INDEX	VANGUARD HIGH YIELD BOND	VANGUARD INTERNATIONAL	VANGUARD MID-CAP INDEX	VANGUARD REIT INDEX
Investment Income	78	79	80	81	82
Dividend Income	$23,029	$4,266	$1,892	$5,282	$1,252
Mortality and Expense Risk Charge	(9,575)	(665)	(1,333)	(3,348)	(383)
Net Investment Income (Loss)	13,454	3,601	559	1,934	869
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	14,636	3	687	1,255	181
Realized Capital Gain Distributions Received	39,334	—	1,157	19,308	2,233
Net Change in Unrealized Appreciation/Depreciation	196,951	1,721	57,388	68,707	(1,254)
Net Gain (Loss) on Investments	250,921	1,724	59,232	89,270	1,160
Net Increase (Decrease) in Net Assets
Resulting from Operations	$264,375	$5,325	$59,791	$91,204	$2,029

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Operations
Year Ended December 31, 2017

	Sub-Accounts
	VANGUARD SMALL COMPANY GROWTH	VANGUARD TOTAL BOND MARKET INDEX	VANGUARD TOTAL STOCK MARKET INDEX	VOYA GLOBAL EQUITY PORTFOLIO - CLASS S	VY JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO INITIAL
Investment Income	74	73	75	76	77
Dividend Income	$98	$123	$1,059	$15,187	$4,453
Mortality and Expense Risk Charge	(160)	(110)	(956)	(5,630)	(5,891)
Net Investment Income (Loss)	(62)	13	103	9,557	(1,438)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	51	15	2,285	23,008	(6,668)
Realized Capital Gain Distributions Received	1,347	17	2,887	—	—
Net Change in Unrealized Appreciation/Depreciation	3,090	23	59,683	91,281	238,632
Net Gain (Loss) on Investments	4,488	55	64,855	114,289	231,964
Net Increase (Decrease) in Net Assets
Resulting from Operations	$4,426	$68	$64,958	$123,846	$230,526
	—	—	—	—	—
	Sub-Accounts
	WANGER USA
Investment Income	78
Dividend Income	$—
Mortality and Expense Risk Charge	(3,318)
Net Investment Income (Loss)	(3,318)
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on the Sale of Fund Shares	(15,273)
Realized Capital Gain Distributions Received	75,007
Net Change in Unrealized Appreciation/Depreciation	23,969
Net Gain (Loss) on Investments	83,703
Net Increase (Decrease) in Net Assets
Resulting from Operations	$80,385

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	AMERICAN CENTURY BALANCED	AMERICAN CENTURY INFLATION PROTECTION I	AMERICAN CENTURY INFLATION PROTECTION II	AMERICAN CENTURY INTERNATIONAL	AMERICAN CENTURY LARGE COMPANY VALUE II
		3	4	5	6
Net Assets at January 1, 2016	$1,266,145	$77,202	$711,189	$899,559	$104,495
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	11,011	1,103	7,870	3,342	1,449
Net Realized Gains (Losses)	86,192	254	(27,883)	47,896	7,356
Net Change in Unrealized Appreciation/Depreciation	(21,549)	1,671	44,744	(103,143)	6,587
Net Increase (Decrease) in Net Assets
Resulting from Operations	75,654	3,028	24,731	(51,905)	15,392
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	102,135	—	202,244	168,743	6,976
Symetra Complete & Complete Advisor	—	—	—	13	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(229,674)	—	(207,684)	(228,109)	(2,489)
Symetra Complete & Complete Advisor	(1,285)	(1,528)	—	(241)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(128,824)	(1,528)	(5,440)	(59,594)	4,487
Total Increase (Decrease) in Net Assets	(53,170)	1,500	19,291	(111,499)	19,879

Net Assets at December 31, 2016	1,212,975	78,702	730,480	788,060	124,374

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	10,779	1,671	15,369	1,513	1,116
Net Realized Gains (Losses)	68,410	(329)	(5,813)	27,724	9,706
Net Change in Unrealized Appreciation/Depreciation	79,292	1,109	13,285	201,517	1,800
Net Increase (Decrease) in Net Assets
Resulting from Operations	158,481	2,451	22,841	230,754	12,622
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	165,181	—	201,379	75,340	7,409
Symetra Complete & Complete Advisor	—	28	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(176,043)	—	(128,937)	(132,583)	(7,113)
Symetra Complete & Complete Advisor	(1,383)	(1,522)	—	(255)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(12,245)	(1,494)	72,442	(57,498)	296
Total Increase (Decrease) in Net Assets	146,236	957	95,283	173,256	12,918

Net Assets at December 31, 2017	$1,359,211	$79,659	$825,763	$961,316	$137,292

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	AMERICAN CENTURY ULTRA I	AMERICAN CENTURY ULTRA II	AMERICAN CENTURY VALUE	CALVERT NASDAQ 100 INDEX	CALVERT RUSSELL 2000 SMALL CAP INDEX

Net Assets at January 1, 2016	$159,395	$47,586	$931,894	$694,055	$9,154
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(572)	(302)	10,445	(1,398)	(16)
Net Realized Gains (Losses)	12,925	9,021	68,200	28,164	905
Net Change in Unrealized Appreciation/Depreciation	(6,292)	(4,397)	104,085	12,951	911
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,061	4,322	182,730	39,717	1,800
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	9,470	23,785	112,326	—	—
Symetra Complete & Complete Advisor	—	—	—	29,421	21
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(11,735)	(12,577)	(146,435)	—	—
Symetra Complete & Complete Advisor	—	—	—	(9,092)	(215)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(2,265)	11,208	(34,109)	20,329	(194)
Total Increase (Decrease) in Net Assets	3,796	15,530	148,621	60,046	1,606

Net Assets at December 31, 2016	163,191	63,116	1,080,515	754,101	10,760

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(648)	(396)	10,630	(2,158)	4
Net Realized Gains (Losses)	21,353	5,342	61,345	23,045	522
Net Change in Unrealized Appreciation/Depreciation	29,892	16,064	14,274	215,250	910
Net Increase (Decrease) in Net Assets
Resulting from Operations	50,597	21,010	86,249	236,137	1,436
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	9,960	35,734	112,530	—	—
Symetra Complete & Complete Advisor	—	—	—	53,542	2
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(21,866)	(2,880)	(128,386)	—	—
Symetra Complete & Complete Advisor	—	—	—	(35,067)	(229)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(11,906)	32,854	(15,856)	18,475	(227)
Total Increase (Decrease) in Net Assets	38,691	53,864	70,393	254,612	1,209

Net Assets at December 31, 2017	$201,882	$116,980	$1,150,908	$1,008,713	$11,969

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	DEUTSCHE CROCI INTERNATIONAL VIP - CLASS A	DEUTSCHE GLOBAL INCOME BUILDER VIP A	DREYFUS APPRECIATION	DREYFUS MIDCAP STOCK	DREYFUS QUALITY BOND

Net Assets at January 1, 2016	$149,389	$520,257	$639,423	$1,203,789	$358,314
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	14,122	18,047	6,212	4,210	3,744
Net Realized Gains (Losses)	(10,480)	5,944	115,055	180,978	4,033
Net Change in Unrealized Appreciation/Depreciation	(5,284)	6,898	(75,873)	(16,666)	(4,386)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,642)	30,889	45,394	168,522	3,391
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	16,391	44,467	44,609	98,857	29,754
Symetra Complete & Complete Advisor	—	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(54,425)	(59,971)	(58,140)	(184,944)	(64,647)
Symetra Complete & Complete Advisor	—	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(38,034)	(15,504)	(13,531)	(86,087)	(34,893)
Total Increase (Decrease) in Net Assets	(39,676)	15,385	31,863	82,435	(31,502)

Net Assets at December 31, 2016	109,713	535,642	671,286	1,286,224	326,812

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	7,378	12,863	4,861	4,761	4,280
Net Realized Gains (Losses)	(612)	7,599	115,393	94,468	2,129
Net Change in Unrealized Appreciation/Depreciation	15,830	62,817	54,541	84,018	5,366
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,596	83,279	174,795	183,247	11,775
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	12,075	44,676	40,923	87,366	38,896
Symetra Complete & Complete Advisor	—	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(12,916)	(62,818)	(84,571)	(148,806)	(105,339)
Symetra Complete & Complete Advisor	—	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(841)	(18,142)	(43,648)	(61,440)	(66,443)
Total Increase (Decrease) in Net Assets	21,755	65,137	131,147	121,807	(54,668)

Net Assets at December 31, 2017	$131,468	$600,779	$802,433	$1,408,031	$272,144

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	DREYFUS STOCK INDEX	DREYFUS SUSTAINABLE U.S. EQUITY[1]	DREYFUS TECHNOLOGY GROWTH	FEDERATED HIGH INCOME BOND	FEDERATED MANAGED VOLATILITY II

Net Assets at January 1, 2016	$880,190	$366,333	$1,380,692	$184,590	$76,184
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	10,020	2,185	(9,942)	10,205	3,148
Net Realized Gains (Losses)	52,412	65,836	157,418	(2,508)	541
Net Change in Unrealized Appreciation/Depreciation	34,389	(33,840)	(92,704)	16,477	1,609
Net Increase (Decrease) in Net Assets
Resulting from Operations	96,821	34,181	54,772	24,174	5,298
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	216,955	22,728	73,210	24,481	4,667
Symetra Complete & Complete Advisor	—	—	31,404	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(198,375)	(73,938)	(210,249)	(43,764)	(7,026)
Symetra Complete & Complete Advisor	—	—	(11,141)	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	18,580	(51,210)	(116,776)	(19,283)	(2,359)
Total Increase (Decrease) in Net Assets	115,401	(17,029)	(62,004)	4,891	2,939

Net Assets at December 31, 2016	995,591	349,304	1,318,688	189,481	79,123

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	7,661	1,515	(12,056)	11,729	2,402
Net Realized Gains (Losses)	53,377	36,207	135,756	571	1,989
Net Change in Unrealized Appreciation/Depreciation	128,313	11,560	417,409	(821)	8,370
Net Increase (Decrease) in Net Assets
Resulting from Operations	189,351	49,282	541,109	11,479	12,761
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	109,437	20,667	62,305	12,047	3,343
Symetra Complete & Complete Advisor	—	—	56,243	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(189,187)	(31,476)	(86,153)	(36,297)	(12,002)
Symetra Complete & Complete Advisor	—	—	(38,053)	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(79,750)	(10,809)	(5,658)	(24,250)	(8,659)
Total Increase (Decrease) in Net Assets	109,601	38,473	535,451	(12,771)	4,102

Net Assets at December 31, 2017	$1,105,192	$387,777	$1,854,139	$176,710	$83,225
1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	FIDELITY ASSET MANAGER	FIDELITY ASSET MANAGER GROWTH	FIDELITY BALANCED	FIDELITY CONTRAFUND	FIDELITY EQUITY-INCOME

Net Assets at January 1, 2016	$3,798,871	$547,696	$79,203	$8,188,420	$6,838,054
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	20,664	2,809	458	608	101,196
Net Realized Gains (Losses)	330,750	39,348	3,851	1,032,031	554,969
Net Change in Unrealized Appreciation/Depreciation	(279,393)	(35,205)	575	(486,673)	451,755
Net Increase (Decrease) in Net Assets
Resulting from Operations	72,021	6,952	4,884	545,966	1,107,920
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	202,020	19,188	—	164,862	303,080
PREMIER Variable Universal Life	21,781	15,813	10,303	272,243	116,027
Symetra Complete & Complete Advisor	—	—	—	33,748	29,447
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(491,572)	(63,581)	—	(526,245)	(758,745)
PREMIER Variable Universal Life	(85,368)	(36,629)	(19,171)	(439,257)	(173,692)
Symetra Complete & Complete Advisor	—	—	—	(43,065)	(9,505)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(353,139)	(65,209)	(8,868)	(537,714)	(493,388)
Total Increase (Decrease) in Net Assets	(281,118)	(58,257)	(3,984)	8,252	614,532

Net Assets at December 31, 2016	3,517,753	489,439	75,219	8,196,672	7,452,586

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	38,515	3,171	625	17,648	67,481
Net Realized Gains (Losses)	468,913	95,194	3,459	1,006,354	288,119
Net Change in Unrealized Appreciation/Depreciation	(54,733)	(2,974)	7,569	633,815	514,589
Net Increase (Decrease) in Net Assets
Resulting from Operations	452,695	95,391	11,653	1,657,817	870,189
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	394,016	145,298	—	326,107	436,199
PREMIER Variable Universal Life	14,900	12,804	6,400	237,392	101,980
Symetra Complete & Complete Advisor	—	—	—	39,450	52,469
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(425,838)	(58,515)	—	(606,829)	(648,579)
PREMIER Variable Universal Life	(17,673)	(25,066)	(7,333)	(447,903)	(183,885)
Symetra Complete & Complete Advisor	—	—	—	(40,636)	(33,742)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(34,595)	74,521	(933)	(492,419)	(275,558)
Total Increase (Decrease) in Net Assets	418,100	169,912	10,720	1,165,398	594,631

Net Assets at December 31, 2017	$3,935,853	$659,351	$85,939	$9,362,070	$8,047,217

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	FIDELITY GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	FIDELITY GROWTH	FIDELITY GROWTH & INCOME	FIDELITY GROWTH OPPORTUNITIES	FIDELITY HIGH INCOME

Net Assets at January 1, 2016	$1,622,705	$13,201,435	$1,061,882	$1,073,675	$816,925
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(8,275)	(96,252)	11,669	(3,792)	38,018
Net Realized Gains (Losses)	—	2,413,167	126,590	154,872	(7,948)
Net Change in Unrealized Appreciation/Depreciation	—	(2,353,416)	25,491	(158,100)	76,889
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,275)	(36,501)	163,750	(7,020)	106,959
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	186,688	457,735	—	—	53,079
PREMIER Variable Universal Life	426,688	307,407	181,598	77,650	9,531
Symetra Complete & Complete Advisor	47,337	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(263,975)	(1,043,732)	—	—	(93,117)
PREMIER Variable Universal Life	(515,709)	(934,899)	(184,434)	(208,189)	(12,533)
Symetra Complete & Complete Advisor	(47,306)	—	—	—	(4,735)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(166,277)	(1,213,489)	(2,836)	(130,539)	(47,775)
Total Increase (Decrease) in Net Assets	(174,552)	(1,249,990)	160,914	(137,559)	59,184

Net Assets at December 31, 2016	1,448,153	11,951,445	1,222,796	936,116	876,109

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(2,156)	(84,259)	6,959	(4,442)	40,706
Net Realized Gains (Losses)	—	2,091,537	101,995	180,661	(1,225)
Net Change in Unrealized Appreciation/Depreciation	—	1,936,751	81,089	137,904	13,130
Net Increase (Decrease) in Net Assets
Resulting from Operations	(2,156)	3,944,029	190,043	314,123	52,611
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	1,310,407	487,934	—	—	112,652
PREMIER Variable Universal Life	264,285	292,622	92,955	68,107	8,202
Symetra Complete & Complete Advisor	390,351	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(1,226,219)	(1,236,167)	—	—	(90,626)
PREMIER Variable Universal Life	(321,966)	(514,453)	(173,065)	(66,554)	(35,007)
Symetra Complete & Complete Advisor	(17,890)	—	—		—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	398,968	(970,064)	(80,110)	1,553	(4,779)
Total Increase (Decrease) in Net Assets	396,812	2,973,965	109,933	315,676	47,832

Net Assets at December 31, 2017	$1,844,965	$14,925,410	$1,332,729	$1,251,792	$923,941

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	FIDELITY INDEX 500	FIDELITY INVESTMENT GRADE BOND	FIDELITY MID CAP I	FIDELITY MID CAP II	FIDELITY OVERSEAS

Net Assets at January 1, 2016	$5,379,773	$1,259,747	$63,356	$893,480	$2,350,194
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	33,348	19,190	(147)	(3,374)	12,268
Net Realized Gains (Losses)	335,540	(2,437)	3,806	57,765	99,884
Net Change in Unrealized Appreciation/Depreciation	176,759	31,367	3,514	46,114	(250,056)
Net Increase (Decrease) in Net Assets
Resulting from Operations	545,647	48,120	7,173	100,505	(137,904)
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	244,323	145,718	—	—	129,116
PREMIER Variable Universal Life	92,605	1,763	—	115,705	17,528
Symetra Complete & Complete Advisor	—	—	—	—	15,188
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(516,083)	(154,313)	—	—	(261,663)
PREMIER Variable Universal Life	(264,294)	(6,898)	—	(126,915)	(33,345)
Symetra Complete & Complete Advisor	—	(235)	(544)	—	(4,850)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(443,449)	(13,965)	(544)	(11,210)	(138,026)
Total Increase (Decrease) in Net Assets	102,198	34,155	6,629	89,295	(275,930)

Net Assets at December 31, 2016	5,481,971	1,293,902	69,985	982,775	2,074,264

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	58,262	23,860	(29)	(2,202)	13,157
Net Realized Gains (Losses)	381,353	(13,271)	3,469	67,119	119,994
Net Change in Unrealized Appreciation/Depreciation	680,315	30,331	10,435	126,125	438,323
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,119,930	40,920	13,875	191,042	571,474
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	436,691	710,273	—	—	119,337
PREMIER Variable Universal Life	81,692	1,945	—	102,748	14,676
Symetra Complete & Complete Advisor	—	—	16	—	26,855
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(530,023)	(533,468)	—	—	(307,460)
PREMIER Variable Universal Life	(158,671)	(2,132)	—	(139,119)	(16,344)
Symetra Complete & Complete Advisor	—	(239)	(657)	—	(17,023)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(170,311)	176,379	(641)	(36,371)	(179,959)
Total Increase (Decrease) in Net Assets	949,619	217,299	13,234	154,671	391,515

Net Assets at December 31, 2017	$6,431,590	$1,511,201	$83,219	$1,137,446	$2,465,779

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	FRANKLIN FLEX CAP GROWTH VIP FUND - CLASS 2	FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND - CLASS 1	FRANKLIN INCOME VIP FUND - CLASS 1	FRANKLIN INCOME VIP FUND - CLASS 2	FRANKLIN MUTUAL SHARES VIP FUND - CLASS 2

Net Assets at January 1, 2016	$109,401	$21,924	$16,471	$152,810	$313,562
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(500)	141	740	6,086	3,920
Net Realized Gains (Losses)	(32,122)	(229)	(80)	(253)	37,650
Net Change in Unrealized Appreciation/Depreciation	26,940	2,130	1,535	11,418	984
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,682)	2,042	2,195	17,251	42,554
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	26,843	—	—	28,887	42,723
Symetra Complete & Complete Advisor	—	3,815	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(62,408)	—	—	(68,998)	(84,103)
Symetra Complete & Complete Advisor	(103)	(4,420)	(310)	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(35,668)	(605)	(310)	(40,111)	(41,380)
Total Increase (Decrease) in Net Assets	(41,350)	1,437	1,885	(22,860)	1,174

Net Assets at December 31, 2016	68,051	23,361	18,356	129,950	314,736

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(564)	(113)	665	4,893	4,916
Net Realized Gains (Losses)	(1,319)	1,032	(45)	321	23,835
Net Change in Unrealized Appreciation/Depreciation	19,792	1,034	1,042	6,549	(5,632)
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,909	1,953	1,662	11,763	23,119
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	11,385	—	—	17,612	18,809
Symetra Complete & Complete Advisor	15	4,035	41	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(11,612)	—	—	(17,228)	(43,084)
Symetra Complete & Complete Advisor	(134)	(4,692)	(386)	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(346)	(657)	(345)	384	(24,275)
Total Increase (Decrease) in Net Assets	17,563	1,296	1,317	12,147	(1,156)

Net Assets at December 31, 2017	$85,614	$24,657	$19,673	$142,097	$313,580

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	FRANKLIN SMALL CAP VALUE VIP FUND - CLASS 1	FRANKLIN SMALL CAP VALUE VIP FUND - CLASS 2	FRANKLIN SMALL-MID CAP GROWTH VIP FUND - CLASS 2	FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND - CLASS 2	INVESCO AMERICAN FRANCHISE FUND I

Net Assets at January 1, 2016	$51,269	$696,774	$768,977	$440,374	$1,219,635
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	170	987	(5,184)	8,103	(7,918)
Net Realized Gains (Losses)	8,267	128,831	53,198	(2,294)	188,130
Net Change in Unrealized Appreciation/Depreciation	6,651	63,197	(22,143)	(6,030)	(163,019)
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,088	193,015	25,871	(221)	17,193
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	93,002	81,558	47,611	94,379
Symetra Complete & Complete Advisor	—	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	(163,146)	(113,880)	(41,997)	(217,111)
Symetra Complete & Complete Advisor	(414)	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(414)	(70,144)	(32,322)	5,614	(122,732)
Total Increase (Decrease) in Net Assets	14,674	122,871	(6,451)	5,393	(105,539)

Net Assets at December 31, 2016	65,943	819,645	762,526	445,767	1,114,096

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(13)	(1,578)	(5,957)	8,540	(8,059)
Net Realized Gains (Losses)	4,700	69,435	60,076	(4,929)	145,516
Net Change in Unrealized Appreciation/Depreciation	1,931	13,163	101,536	(789)	154,976
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,618	81,020	155,655	2,822	292,433
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	97,347	82,458	51,615	67,625
Symetra Complete & Complete Advisor	33	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	(118,834)	(80,829)	(58,219)	(86,846)
Symetra Complete & Complete Advisor	(513)	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(480)	(21,487)	1,629	(6,604)	(19,221)
Total Increase (Decrease) in Net Assets	6,138	59,533	157,284	(3,782)	273,212

Net Assets at December 31, 2017	$72,081	$879,178	$919,810	$441,985	$1,387,308

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	INVESCO AMERICAN FRANCHISE FUND II	INVESCO GLOBAL HEALTH CARE	INVESCO GLOBAL REAL ESTATE	INVESCO INTERNATIONAL GROWTH I	INVESCO INTERNATIONAL GROWTH II

Net Assets at January 1, 2016	$46,200	$36,367	$507,657	$569,039	$362,771
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(223)	(207)	4,277	3,969	1,410
Net Realized Gains (Losses)	5,836	3,308	27,507	10,273	23,721
Net Change in Unrealized Appreciation/Depreciation	(6,086)	(7,134)	(24,390)	(20,727)	(31,956)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(473)	(4,033)	7,394	(6,485)	(6,825)
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	3,143	1,832	45,171	25,847	80,049
Symetra Complete & Complete Advisor	—	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(24,926)	(15,965)	(79,333)	(36,978)	(141,766)
Symetra Complete & Complete Advisor	—	—	—	(101)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(21,783)	(14,133)	(34,162)	(11,232)	(61,717)
Total Increase (Decrease) in Net Assets	(22,256)	(18,166)	(26,768)	(17,717)	(68,542)

Net Assets at December 31, 2016	23,944	18,201	480,889	551,322	294,229

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(168)	(68)	12,450	4,534	1,749
Net Realized Gains (Losses)	2,718	693	24,372	16,786	12,269
Net Change in Unrealized Appreciation/Depreciation	3,330	2,127	20,391	98,479	47,626
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,880	2,752	57,213	119,799	61,644
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	2,792	1,367	45,866	16,590	49,083
Symetra Complete & Complete Advisor	—	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(4,672)	(2,411)	(74,812)	(46,901)	(61,682)
Symetra Complete & Complete Advisor	—	—	—	(117)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(1,880)	(1,044)	(28,946)	(30,428)	(12,599)
Total Increase (Decrease) in Net Assets	4,000	1,708	28,267	89,371	49,045

Net Assets at December 31, 2017	$27,944	$19,909	$509,156	$640,693	$343,274

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	INVESCO MID CAP GROWTH FUND I	INVESCO MID CAP GROWTH FUND II	JP MORGAN INSURANCE TRUST MID CAP VALUE I	JP MORGAN INSURANCE TRUST U.S. EQUITY I	MORNINGSTAR AGGRESSIVE GROWTH ETF ASSET ALLOCATION CLASS I

Net Assets at January 1, 2016	$51,793	$40,466	$1,044,008	$682,060	$148,549
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(343)	(267)	1,706	2,050	1,444
Net Realized Gains (Losses)	7,944	5,666	113,732	62,144	18,701
Net Change in Unrealized Appreciation/Depreciation	(7,657)	(5,428)	22,844	5,007	(5,461)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(56)	(29)	138,282	69,201	14,684
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	5,707	4,071	111,305	45,933	—
Symetra Complete & Complete Advisor	—	—	—	—	45,833
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(6,208)	(5,339)	(163,605)	(80,504)	—
Symetra Complete & Complete Advisor	—	—	—	—	(46,882)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(501)	(1,268)	(52,300)	(34,571)	(1,049)
Total Increase (Decrease) in Net Assets	(557)	(1,297)	85,982	34,630	13,635

Net Assets at December 31, 2016	51,236	39,169	1,129,990	716,690	162,184

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(403)	(265)	1,018	1,448	1,389
Net Realized Gains (Losses)	5,676	4,293	133,036	32,015	24,324
Net Change in Unrealized Appreciation/Depreciation	5,786	4,339	7,273	120,800	1,522
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,059	8,367	141,327	154,263	27,235
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	4,691	4,280	126,671	38,443	—
Symetra Complete & Complete Advisor	—	—	—	—	53,054
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	(6,085)	(4,134)	(213,293)	(40,919)	—
Symetra Complete & Complete Advisor	—	—	—	—	(54,338)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(1,394)	146	(86,622)	(2,476)	(1,284)
Total Increase (Decrease) in Net Assets	9,665	8,513	54,705	151,787	25,951

Net Assets at December 31, 2017	$60,901	$47,682	$1,184,695	$868,477	$188,135

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	MORNINGSTAR BALANCED ETF ASSET ALLOCATION CLASS I1	MORNINGSTAR GROWTH ETF ASSET ALLOCATION CLASS I	MORNINGSTAR INCOME & GROWTH ETF ASSET ALLOCATION CLASS I	NEUBERGER BERMAN AMT MID CAP GROWTH PORTFOLIO CLASS I	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO CLASS I

Net Assets at January 1, 2016	$9,781	$75,958	$9,893	$390,102	$30,902
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(17)	524	139	(2,850)	22
Net Realized Gains (Losses)	(766)	4,524	552	18,367	6,619
Net Change in Unrealized Appreciation/Depreciation	701	1,684	(109)	(1,633)	(1,926)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(82)	6,732	582	13,884	4,715
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	—	—	—	—
Symetra Complete & Complete Advisor	—	47,451	24	17,646	14,584
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	—	—	—	—
Symetra Complete & Complete Advisor	(9,699)	(57,892)	(235)	(5,337)	(15,909)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(9,699)	(10,441)	(211)	12,309	(1,325)
Total Increase (Decrease) in Net Assets	(9,781)	(3,709)	371	26,193	3,390

Net Assets at December 31, 2016	—	72,249	10,264	416,295	34,292

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	—	825	(137)	(3,450)	121
Net Realized Gains (Losses)	—	7,301	4,897	11,400	3,215
Net Change in Unrealized Appreciation/Depreciation	—	732	17	93,531	3,088
Net Increase (Decrease) in Net Assets
Resulting from Operations	—	8,858	4,777	101,481	6,424
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	—	—	—	—
Symetra Complete & Complete Advisor	—	53,079	106,729	31,656	16,453
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	—	—	—	—
Symetra Complete & Complete Advisor	—	(51,420)	(106,869)	(20,105)	(19,546)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	—	1,659	(140)	11,551	(3,093)
Total Increase (Decrease) in Net Assets	—	10,517	4,637	113,032	3,331

Net Assets at December 31, 2017	$—	$82,766	$14,901	$529,327	$37,623
1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	PIMCO ALL ASSET PORTFOLIO ADMIN	PIMCO ALL ASSET PORTFOLIO ADVISOR	PIMCO COMMODITY REALRETURN STRAT. ADMINISTRATIVE CLASS	PIMCO TOTAL RETURN ADMIN	PIONEER BOND VCT CLASS I

Net Assets at January 1, 2016	$58,088	$19,919	$406,221	$739,201	$1,048,618
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	1,192	110	1,822	9,938	21,487
Net Realized Gains (Losses)	(70)	(2,970)	(94,777)	(1,209)	801
Net Change in Unrealized Appreciation/Depreciation	5,875	3,717	153,851	5,146	12,441
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,997	857	60,896	13,875	34,729
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	35,018
PREMIER Variable Universal Life	—	14,580	95,723	—	41,285
Symetra Complete & Complete Advisor	15	—	49,862	29,453	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	(53,697)
PREMIER Variable Universal Life	—	(28,195)	(98,288)	—	(88,595)
Symetra Complete & Complete Advisor	(568)	—	(5,457)	(26,889)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(553)	(13,615)	41,840	2,564	(65,989)
Total Increase (Decrease) in Net Assets	6,444	(12,758)	102,736	16,439	(31,260)

Net Assets at December 31, 2016	64,532	7,161	508,957	755,640	1,017,358

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	2,728	730	54,226	9,914	21,820
Net Realized Gains (Losses)	24	128	(37,929)	(1,099)	1,592
Net Change in Unrealized Appreciation/Depreciation	5,410	563	(5,573)	22,398	9,414
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,162	1,421	10,724	31,213	32,826
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	21,960
PREMIER Variable Universal Life	—	22,501	98,830	—	28,000
Symetra Complete & Complete Advisor	—	—	351	51,644	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	(24,734)
PREMIER Variable Universal Life	—	(1,201)	(49,869)	—	(45,827)
Symetra Complete & Complete Advisor	(601)	—	(1,064)	(32,799)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(601)	21,300	48,248	18,845	(20,601)
Total Increase (Decrease) in Net Assets	7,561	22,721	58,972	50,058	12,225

Net Assets at December 31, 2017	$72,093	$29,882	$567,929	$805,698	$1,029,583

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	PIONEER EMERGING MARKETS VCT CLASS I1	PIONEER EMERGING MARKETS VCT CLASS II1	PIONEER EQUITY INCOME VCT CLASS I	PIONEER EQUITY INCOME VCT CLASS II	PIONEER FUND VCT CLASS I

Net Assets at January 1, 2016	$268,133	$143,219	$650,614	$491,789	$3,681,028
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(623)	(719)	9,365	5,752	20,652
Net Realized Gains (Losses)	(3,096)	(25,683)	42,926	57,786	536,368
Net Change in Unrealized Appreciation/Depreciation	18,438	34,181	70,404	22,426	(243,495)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,719	7,779	122,695	85,964	313,525
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	66,035
PREMIER Variable Universal Life	—	25,093	—	104,731	234,728
Symetra Complete & Complete Advisor	11,791	—	29,468	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	(133,515)
PREMIER Variable Universal Life	—	(34,468)	—	(112,202)	(434,977)
Symetra Complete & Complete Advisor	(3,908)	—	(9,633)	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	7,883	(9,375)	19,835	(7,471)	(267,729)
Total Increase (Decrease) in Net Assets	22,602	(1,596)	142,530	78,493	45,796

Net Assets at December 31, 2016	290,735	141,623	793,144	570,282	3,726,824

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(2,122)	(922)	8,363	4,526	16,645
Net Realized Gains (Losses)	(28,217)	604	82,938	69,657	423,116
Net Change in Unrealized Appreciation/Depreciation	110,857	39,431	24,603	6,461	293,125
Net Increase (Decrease) in Net Assets
Resulting from Operations	80,518	39,113	115,904	80,644	732,886
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	61,232
PREMIER Variable Universal Life	—	11,553	—	50,532	195,994
Symetra Complete & Complete Advisor	13,737	—	52,650	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	(358,786)
PREMIER Variable Universal Life	—	(192,289)	—	(58,836)	(355,112)
Symetra Complete & Complete Advisor	(384,990)	—	(34,146)	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(371,253)	(180,736)	18,504	(8,304)	(456,672)
Total Increase (Decrease) in Net Assets	(290,735)	(141,623)	134,408	72,340	276,214

Net Assets at December 31, 2017	$—	$—	$927,552	$642,622	$4,003,038
1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	PIONEER HIGH YIELD VCT CLASS I	PIONEER HIGH YIELD VCT CLASS II	PIONEER MID CAP VALUE VCT CLASS I	PIONEER REAL ESTATE VCT CLASS I	PIONEER REAL ESTATE VCT CLASS II

Net Assets at January 1, 2016	$1,544	$63,657	$1,496,824	$402,535	$565,958
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(205)	4,711	(210)	11,624	13,806
Net Realized Gains (Losses)	(237)	(2,042)	184,180	80,714	84,937
Net Change in Unrealized Appreciation/Depreciation	355	14,687	34,410	(71,374)	(70,094)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(87)	17,356	218,380	20,964	28,649
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	29,430	—	—
PREMIER Variable Universal Life	—	71,718	64,953	—	103,628
Symetra Complete & Complete Advisor	1,698	—	—	14,737	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	(72,758)	—	—
PREMIER Variable Universal Life	—	(11,178)	(181,655)	—	(164,192)
Symetra Complete & Complete Advisor	(1,821)	—	—	(6,276)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(123)	60,540	(160,030)	8,461	(60,564)
Total Increase (Decrease) in Net Assets	(210)	77,896	58,350	29,425	(31,915)

Net Assets at December 31, 2016	1,334	141,553	1,555,174	431,960	534,043

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(221)	5,312	1,153	7,985	8,673
Net Realized Gains (Losses)	176	(1,791)	174,981	36,091	16,568
Net Change in Unrealized Appreciation/Depreciation	(144)	5,351	(4,107)	(32,041)	(11,231)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(189)	8,872	172,027	12,035	14,010
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	10,710	—	—
PREMIER Variable Universal Life	—	11,688	57,996	—	94,894
Symetra Complete & Complete Advisor	1,776	—	—	25,745	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	(167,719)	—	—
PREMIER Variable Universal Life	—	(16,153)	(125,818)	—	(80,831)
Symetra Complete & Complete Advisor	(1,859)	—	—	(17,308)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(83)	(4,465)	(224,831)	8,437	14,063
Total Increase (Decrease) in Net Assets	(272)	4,407	(52,804)	20,472	28,073

Net Assets at December 31, 2017	$1,062	$145,960	$1,502,370	$452,432	$562,116

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	PIONEER SELECT MID CAP GROWTH VCT CLASS I	PIONEER STRATEGIC INCOME VCT CLASS I	PIONEER STRATEGIC INCOME VCT CLASS II	TEMPLETON DEVELOPING MARKETS VIP FUND - CLASS 1	TEMPLETON DEVELOPING MARKETS VIP FUND - CLASS 2

Net Assets at January 1, 2016	$6,692,340	$77,730	$287,522	$53,138	$675,152
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(48,822)	2,238	7,581	140	932
Net Realized Gains (Losses)	1,200,918	(36)	(3,308)	(10,444)	(65,791)
Net Change in Unrealized Appreciation/Depreciation	(976,826)	3,065	14,548	15,954	175,899
Net Increase (Decrease) in Net Assets
Resulting from Operations	175,270	5,267	18,821	5,650	111,040
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	147,538	—	—	—	—
PREMIER Variable Universal Life	293,866	—	41,678	—	132,165
Symetra Complete & Complete Advisor	—	—	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(431,573)	—	—	—	—
PREMIER Variable Universal Life	(600,261)	—	(72,143)	—	(143,993)
Symetra Complete & Complete Advisor	—	(228)	—	(16,224)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(590,430)	(228)	(30,465)	(16,224)	(11,828)
Total Increase (Decrease) in Net Assets	(415,160)	5,039	(11,644)	(10,574)	99,212

Net Assets at December 31, 2016	6,277,180	82,769	275,878	42,564	774,364

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(44,336)	2,429	7,254	222	2,492
Net Realized Gains (Losses)	220,178	62	(1,948)	(53)	(20,766)
Net Change in Unrealized Appreciation/Depreciation	1,474,412	1,002	5,420	16,650	317,177
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,650,254	3,493	10,726	16,819	298,903
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	123,662	—	—	—	—
PREMIER Variable Universal Life	250,183	—	29,785	—	149,627
Symetra Complete & Complete Advisor	—	92	—	—	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(1,042,723)	—	—	—	—
PREMIER Variable Universal Life	(433,871)	—	(45,102)	—	(171,942)
Symetra Complete & Complete Advisor	—	(238)	—	(311)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(1,102,749)	(146)	(15,317)	(311)	(22,315)
Total Increase (Decrease) in Net Assets	547,505	3,347	(4,591)	16,508	276,588

Net Assets at December 31, 2017	$6,824,685	$86,116	$271,287	$59,072	$1,050,952

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	TEMPLETON GLOBAL BOND VIP FUND - CLASS 1	TEMPLETON GLOBAL BOND VIP FUND - CLASS 2	TEMPLETON GROWTH VIP FUND - CLASS 1	TEMPLETON GROWTH VIP FUND - CLASS 2	VANGUARD BALANCED

Net Assets at January 1, 2016	$121,765	$267,643	$123,416	$155,016	$648,433
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(1,054)	(1,505)	2,021	2,154	11,286
Net Realized Gains (Losses)	(476)	(22,750)	11,756	12,734	28,603
Net Change in Unrealized Appreciation/Depreciation	4,277	26,352	(4,505)	(940)	25,512
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,747	2,097	9,272	13,948	65,401
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	29,820	—	18,079	—
Symetra Complete & Complete Advisor	1,165	—	726	—	31,872
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	(117,308)	—	(30,132)	—
Symetra Complete & Complete Advisor	(2,291)	—	(50,545)	—	(11,924)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(1,126)	(87,488)	(49,819)	(12,053)	19,948
Total Increase (Decrease) in Net Assets	1,621	(85,391)	(40,547)	1,895	85,349

Net Assets at December 31, 2016	123,386	182,252	82,869	156,911	733,782

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(1,096)	(1,207)	1,000	1,508	11,835
Net Realized Gains (Losses)	91	(2,652)	483	6,243	30,737
Net Change in Unrealized Appreciation/Depreciation	2,583	6,369	13,476	19,434	58,813
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,578	2,510	14,959	27,185	101,385
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	8,395	—	24,368	—
Symetra Complete & Complete Advisor	1,066	—	1,485	—	54,686
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	(34,556)	—	(21,883)	—
Symetra Complete & Complete Advisor	(2,240)	—	(857)	—	(35,618)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(1,174)	(26,161)	628	2,485	19,068
Total Increase (Decrease) in Net Assets	404	(23,651)	15,587	29,670	120,453

Net Assets at December 31, 2017	$123,790	$158,601	$98,456	$186,581	$854,235

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	VANGUARD EQUITY INCOME	VANGUARD EQUITY INDEX	VANGUARD HIGH YIELD BOND	VANGUARD INTERNATIONAL	VANGUARD MID-CAP INDEX

Net Assets at January 1, 2016	$83,189	$1,065,830	$77,842	$189,771	$404,272
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	1,628	15,717	3,718	1,018	2,382
Net Realized Gains (Losses)	5,911	31,511	(33)	3,874	29,337
Net Change in Unrealized Appreciation/Depreciation	4,266	64,937	4,500	(7,245)	4,108
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,805	112,165	8,185	(2,353)	35,827
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	—	—	—	—
Symetra Complete & Complete Advisor	—	44,745	—	746	14,721
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	—	—	—	—
Symetra Complete & Complete Advisor	(247)	(43,841)	(230)	(45,234)	(39,954)
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(247)	904	(230)	(44,488)	(25,233)
Total Increase (Decrease) in Net Assets	11,558	113,069	7,955	(46,841)	10,594

Net Assets at December 31, 2016	94,747	1,178,899	85,797	142,930	414,866

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	1,737	13,454	3,601	559	1,934
Net Realized Gains (Losses)	3,419	53,970	3	1,844	20,563
Net Change in Unrealized Appreciation/Depreciation	11,278	196,951	1,721	57,388	68,707
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,434	264,375	5,325	59,791	91,204
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	—	—	—	—
Symetra Complete & Complete Advisor	—	80,418	—	1,451	26,365
Symetra Milestone VUL-G	—	444,861	—	—	400,862
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	—
PREMIER Variable Universal Life	—	—	—	—	—
Symetra Complete & Complete Advisor	(284)	(51,292)	(250)	(1,013)	(17,048)
Symetra Milestone VUL-G	—	(4,244)	—	—	(3,062)
Increase (Decrease) from Contract Transactions	(284)	469,743	(250)	438	407,117
Total Increase (Decrease) in Net Assets	16,150	734,118	5,075	60,229	498,321

Net Assets at December 31, 2017	$110,897	$1,913,017	$90,872	$203,159	$913,187

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	VANGUARD REIT INDEX	VANGUARD SMALL COMPANY GROWTH	VANGUARD TOTAL BOND MARKET INDEX	VANGUARD TOTAL STOCK MARKET INDEX	VOYA GLOBAL EQUITY PORTFOLIO - CLASS S

Net Assets at January 1, 2016	$86,986	$35,890	$5,275	$110,766	$649,142
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	1,109	(99)	4	(53)	10,777
Net Realized Gains (Losses)	12,039	1,337	42	14,874	(9,446)
Net Change in Unrealized Appreciation/Depreciation	(10,836)	157	(33)	(11,908)	29,735
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,312	1,395	13	2,913	31,066
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	86,334
PREMIER Variable Universal Life	—	—	—	—	3,216
Symetra Complete & Complete Advisor	688	—	499	3,194	—
Symetra Milestone VUL-G	—	—	—	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	(92,526)
PREMIER Variable Universal Life	—	—	—	—	(15,059)
Symetra Complete & Complete Advisor	(39,418)	(18,233)	(620)	(64,681)	—
Symetra Milestone VUL-G	—	—	—	—	—
Increase (Decrease) from Contract Transactions	(38,730)	(18,233)	(121)	(61,487)	(18,035)
Total Increase (Decrease) in Net Assets	(36,418)	(16,838)	(108)	(58,574)	13,031

Net Assets at December 31, 2016	50,568	19,052	5,167	52,192	662,173

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	869	(62)	13	103	9,557
Net Realized Gains (Losses)	2,414	1,398	32	5,172	23,008
Net Change in Unrealized Appreciation/Depreciation	(1,254)	3,090	23	59,683	91,281
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,029	4,426	68	64,958	123,846
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	—	—	—	—	41,441
PREMIER Variable Universal Life	—	—	—	—	2,687
Symetra Complete & Complete Advisor	568	2,122	457	3,436	—
Symetra Milestone VUL-G	—	—	—	2,428,780	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	—	—	—	—	(333,577)
PREMIER Variable Universal Life	—	—	—	—	(3,384)
Symetra Complete & Complete Advisor	(966)	(399)	(571)	(4,705)	—
Symetra Milestone VUL-G	—	—	—	(12,219)	—
Increase (Decrease) from Contract Transactions	(398)	1,723	(114)	2,415,292	(292,833)
Total Increase (Decrease) in Net Assets	1,631	6,149	(46)	2,480,250	(168,987)

Net Assets at December 31, 2017	$52,199	$25,201	$5,121	$2,532,442	$493,186
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Statements of Changes in Net Assets
Years Ended December 31, 2016 and 2017

	Sub-Accounts
	VY JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO INITIAL	WANGER USA

Net Assets at January 1, 2016	$534,575	$427,157
Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	3,367	(2,840)
Net Realized Gains (Losses)	(47,450)	104,330
Net Change in Unrealized Appreciation/Depreciation	111,001	(50,769)
Net Increase (Decrease) in Net Assets
Resulting from Operations	66,918	50,721
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	78,050	—
PREMIER Variable Universal Life	7,019	13,067
Symetra Complete & Complete Advisor	—	—
Symetra Milestone VUL-G	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(118,043)	—
PREMIER Variable Universal Life	(5,946)	(42,713)
Symetra Complete & Complete Advisor	—	—
Symetra Milestone VUL-G	—	—
Increase (Decrease) from Contract Transactions	(38,920)	(29,646)
Total Increase (Decrease) in Net Assets	27,998	21,075

Net Assets at December 31, 2016	562,573	448,232

Increase (Decrease) in Net Assets from Operations
Net Investment Income (Loss)	(1,438)	(3,318)
Net Realized Gains (Losses)	(6,668)	59,734
Net Change in Unrealized Appreciation/Depreciation	238,632	23,969
Net Increase (Decrease) in Net Assets
Resulting from Operations	230,526	80,385
Contract Transactions
Contract Purchase Payments and Transfers In
Enhanced Variable Universal Life	56,519	—
PREMIER Variable Universal Life	5,921	12,172
Symetra Complete & Complete Advisor	—	—
Symetra Milestone VUL-G	—	—
Contract Terminations, Transfers and
Maintenance Charges
Enhanced Variable Universal Life	(92,825)	—
PREMIER Variable Universal Life	(5,708)	(56,843)
Symetra Complete & Complete Advisor	—	—
Symetra Milestone VUL-G	—	—
Increase (Decrease) from Contract Transactions	(36,093)	(44,671)
Total Increase (Decrease) in Net Assets	194,433	35,714

Net Assets at December 31, 2017	$757,006	$483,946

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account SL
Notes to Financial Statements

1.ORGANIZATION
Symetra Separate Account SL (the “Separate Account”) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company (“Symetra Life”), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable life products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units (“Units”). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies (“Mutual Funds”) as indicated below. Not all sub-accounts are available in all Symetra Life variable life products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.

Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of
Symetra Life’s or Symetra Financial Corporation's other business activities.

The Statements of Operations are reported for the year ended December 31, 2017 and the Statements of Changes in Net Assets is for the two years in the period then ended for the following sub-accounts, except as noted in the footnotes 2 and 3 to the table below.

Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.
American Century Balanced	VP Balanced Fund
American Century Inflation Protection I	VP Inflation Protection Class I Fund
American Century Inflation Protection II	VP Inflation Protection Class II Fund
American Century International	VP International Fund
American Century Large Company Value I5	VP Large Company Value Class I Fund
American Century Large Company Value II	VP Large Company Value Class II Fund
American Century Ultra I	VP Ultra Class I Fund
American Century Ultra II	VP Ultra Class II Fund
American Century Value	VP Value Fund

Calvert Mutual Funds, Inc.
Calvert Nasdaq 100 Index	Calvert VP Nasdaq 100 Index Portfolio
Calvert Russell 2000 Small Cap Index	Calvert VP Russell 2000 Small Cap Index Portfolio

Deutsche Variable Series I and II
Deutsche CROCI International VIP - Class A	Deutsche CROCI International VIP - Class A
Deutsche Global Income Builder VIP A	Deutsche Global Income Builder VIP (A)

Dreyfus Investment Portfolios
Dreyfus MidCap Stock	Dreyfus IP MidCap Stock Portfolio — Initial Shares
Dreyfus Technology Growth	Dreyfus IP Technology Growth Portfolio — Initial Shares

Dreyfus Stock Index Fund, Inc.
Dreyfus Stock Index	Dreyfus Stock Index Fund, Inc. — Service Shares

Dreyfus Sustainable U.S. Equity Portfolio, Inc.
Dreyfus Sustainable U.S. Equity[1]	Dreyfus Sustainable U.S. Equity Portfolio, Inc. — Initial Shares

Dreyfus Variable Investment Fund
Dreyfus Appreciation	Dreyfus VIF Appreciation Portfolio — Initial Shares
Dreyfus Quality Bond	Dreyfus VIF Quality Bond Portfolio — Initial Shares

Federated Insurance Series
Federated High Income Bond	Federated High Income Bond II
Federated Managed Volatility II	Federated Managed Volatility Fund II

Symetra Separate Account SL
Notes to Financial Statements
1. ORGANIZATION (Continued)

Sub-Account	Mutual Fund
Fidelity Variable Insurance Products Fund I (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Asset Manager Growth	VIP Asset Manager Growth Portfolio
Fidelity Balanced	VIP Balanced Portfolio
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity High Income	VIP High Income Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio
Fidelity Investment Grade Bond	VIP Investment Grade Bond Portfolio — Initial Class
Fidelity Mid Cap I	VIP Mid Cap Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas	VIP Overseas Portfolio — Initial Class

Franklin Templeton Variable Insurance Products Trust
Franklin Flex Cap Growth VIP Fund - Class 2	Franklin Flex Cap Growth VIP Fund - Class 2
Franklin Founding Funds Allocation VIP Fund - Class 1	Franklin Founding Funds Allocation VIP Fund - Class 1
Franklin Income VIP Fund - Class 1	Franklin Income VIP Fund - Class 1
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 1	Franklin Mutual Shares VIP Fund - Class 1
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 1	Franklin Small Cap Value VIP Fund - Class 1
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund - Class 2

AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund (Series I Shares)
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund (Series II Shares)
Invesco Global Health Care	Invesco V.I. Global Health Care Fund (Series I shares)
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund (Series I shares)
Invesco International Growth I	Invesco V.I. International Growth Fund (Series I shares)
Invesco International Growth II	Invesco V.I. International Growth Fund (Series II shares)
Invesco Mid Cap Growth Fund I	Invesco V.I. Mid Cap Growth Fund (Series I Shares)
Invesco Mid Cap Growth Fund II	Invesco V.I. Mid Cap Growth Fund (Series II Shares)

JPMorgan Insurance Trust
JP Morgan Insurance Trust Mid Cap Value I	JP Morgan Insurance Trust Mid Cap Value Portfolio — Class I
JP Morgan Insurance Trust U.S. Equity I	JP Morgan Insurance Trust U.S. Equity Portfolio — Class I

Symetra Separate Account SL
Notes to Financial Statements
1. ORGANIZATION (Continued)

Sub-Account	Mutual Fund
Financial Investors Variable Insurance Trust
Morningstar Aggressive Growth ETF Asset Allocation - Class 1	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class 1
Morningstar Balanced ETF Asset Allocation - Class 1[6]	Morningstar Balanced ETF Asset Allocation Portfolio — Class 1
Morningstar Growth ETF Asset Allocation - Class 1	Morningstar Growth ETF Asset Allocation Portfolio — Class 1
Morningstar Income and Growth ETF Asset Allocation - Class 1	Morningstar Income and Growth ETF Asset Allocation Portfolio — Class 1

Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Portfolio Class 1	Neuberger Berman AMT Mid Cap Growth Portfolio — Class 1
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class 1

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Admin	PIMCO All Asset Portfolio — Administrative Class Shares
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat. Administrative Class	PIMCO CommodityRealReturn® Strategy Portfolio — Administrative Class Shares
PIMCO Total Return Admin	PIMCO Total Return Portfolio — Administrative Class Shares

Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Emerging Markets VCT Class I2	Pioneer Emerging Markets VCT Portfolio — Class I
Pioneer Emerging Markets VCT Class II3	Pioneer Emerging Markets VCT Portfolio — Class II
Pioneer Equity Income VCT Class I	Pioneer Equity Income VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class I	Pioneer High Yield VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Real Estate VCT Class I	Pioneer Real Estate VCT Portfolio — Class I
Pioneer Real Estate VCT Class II	Pioneer Real Estate VCT Portfolio — Class II
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class I	Pioneer Strategic Income VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 1	Templeton Developing Markets VIP Fund - Class 1
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2
Franklin Templeton Variable Insurance Products Trust
Templeton Global Bond VIP Fund - Class 1	Templeton Global Bond VIP Fund - Class 1
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Templeton Growth VIP Fund - Class 1	Templeton Growth VIP Fund - Class 1
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund - Class 2

Symetra Separate Account SL
Notes to Financial Statements
1. ORGANIZATION (Continued)

Sub-Account	Mutual Fund
Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard Diversified Value[5]	Vanguard VIF — Diversified Value Portfolio
Vanguard Equity Income	Vanguard VIF — Equity Income Portfolio
Vanguard Equity Index	Vanguard VIF — Equity Index Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard REIT Index	Vanguard VIF — REIT Index Portfolio
Vanguard Small Company Growth	Vanguard VIF — Small Company Growth Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global Equity Portfolio - Class S	Voya Global Equity Portfolio - Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

Wanger Advisors Trust
Wanger USA	Wanger USA

1 Dreyfus Sustainable U.S. Equity was known as Dreyfus Socially Responsible prior to May 1, 2017.
2 Effective November 1, 2017 Pioneer Emerging Markets VCT Class I was liquidated and no longer available for sale. The Statement of Operations is reported for the period from January 1, 2017 through November 1, 2017 (date of liquidation). The Statements of Changes in Net Assets is reported for the period from
January 1, 2017 through November 1, 2017 (date of liquidation) and the year ended December 31, 2016. The Statements of Assets and Liabilities as of December
31, 2017 is not reported.
3 Effective November 1, 2017 Pioneer Emerging Markets VCT Class II was liquidated and no longer available for sale. The Statement of Operations is reported for the period from January 1, 2017 through November 1, 2017 (date of liquidation). The Statements of Changes in Net Assets is reported for the period from
January 1, 2017 through November 1, 2017 (date of liquidation) and the year ended December 31, 2016. The Statements of Assets and Liabilities as of December
31, 2017 is not reported.
4 There was activity in the prior year and no net asset balance to report on the Statement of Assets and Liabilities as of December 31, 2017
5 There was no activity in the current year and the prior year and no net asset balance to report on the Statement of Assets and Liabilities as of December 31, 2017.
6 There was activity in the prior year and no activity in the current year and no net asset balance to report on the Statement of Assets and Liabilities as of December
2017.

Symetra Separate Account SL
Notes to Financial Statements

2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC). The preparation of the Separate Account financial statements in conformity with GAAP requires the Separate Account to make estimates and assumptions that may affect the amounts reported in the audited financial statements and accompanying notes.

INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority (“Level 1”), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities (“Level 2”) and significant unobservable inputs, including the reporting entity’s estimates of the assumptions that market participants would use, having the lowest priority (“Level 3”).

The availability of observable market information is the principal factor in determining the level to which the Separate Account’s investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.

INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.

INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.

DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a “Life Insurance Company” under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.

3.EXPENSES AND RELATED PARTY TRANSACTIONS
Symetra Life assumes mortality and expense (“M&E”) risks related to the operations of the Separate Account. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these risks. The daily charge for the PREMIER Variable Universal Life product is, on an annual basis, equal to a rate of 0.70 percent of the average daily net assets of the Separate Account. The daily charge for the Enhanced Variable Universal Life product is, on an annual basis, equal to a rate of 0.90 percent of the average daily net assets of the Separate Account. The daily charge for Symetra Complete and Symetra Complete Advisor are, on an annual basis, equal to a rate of 0.75 percent of the policy value in policy years 1 through 20, 0.60 percent of the policy value in policy years 21 through 30 and 0.50 percent in all remaining policy years. This charge is included in the net investment income (loss) in the accompanying Statements of Operations.

Symetra Life deducts an expense charge for the Milestone VUL-G product on the policy date and on each monthly anniversary day. For policy years 1-20 a minimum current and guaranteed charge of $0.03 per $1000 of initial specified amount and a maximum current charge of $1.67 per $1000 and a guaranteed charge of $2.17 per $1000 of initial specified amount.

Symetra Life deducts a distribution charge for the Symetra Complete product to compensate the broker-dealer firm that sold the policy. The daily charge, on an annual basis, ranges from 0.50 percent to 1.50 percent based on the total policy value. The distribution charge is recorded as contract maintenance charges in the accompanying Statements of Changes in Net Assets. This charge does not apply to Symetra Complete Advisor.

Symetra Life deducts a monthly administration charge of $4 for each Enhanced Variable Universal Life contract and $5 for each PREMIER Variable Universal Life contract from the Separate Account. Monthly administration charges for Symetra Complete and Symetra Complete Advisor are 0.025 percent of the policy value not to exceed $8 per month. The monthly administrative charge for Milestone VUL-G is

Symetra Separate Account SL
Notes to Financial Statements

3.    EXPENSES AND RELATED PARTY TRANSACTIONS (Continued)

$20 for the current charge and $60 for the guaranteed charge on the policy date and on each monthly anniversary day. The administration charges are recorded as contract maintenance charges in the accompanying Statements of Changes in Net Assets.

For all variable life insurance products, Symetra deducts amounts from the sub-accounts to cover the cost of insurance. These charges vary from month to month in accordance with the terms of the individual policy holders and are deducted through termination of units of interest from policy holder accounts. The costs of insurance are recorded as contract maintenance charges in the accompanying Statements of Changes in Net Assets.

A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year for Enhanced Variable Universal Life. A withdrawal charge for the Milestone VUL-G is $25 upon each withdrawal amount. A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year for Enhanced Variable Universal Life. A transfer charge for Milestone VUL-G is $25 upon each transfer. A surrender charge may be applicable in the first eight years on withdrawals that exceed the free withdrawal amount. A surrender charge schedule will be issued for Milestone VUL-G and will be applicable if you surrender your policy during the first fifteen policy years. If a policy is reinstated, the amount of the surrender charge is reinstated. The withdrawal charge, transfer charge and surrender charge is reflected as contract maintenance charges in the accompanying Statement of Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.

4. INVESTMENT TRANSACTIONS

The following table summarizes purchases and proceeds from sales activity by sub-account for the year ended December 31, 2017. The table also summarizes underlying investment information for each sub-account as of December 31, 2017.

	Year Ended		As of December 31, 2017
	December 31, 2017		Investments
Sub-Account	Purchases	Proceeds from Sales	at Cost	at Fair Value	Shares Owned	Net Asset Value[2]
American Century Balanced	$233,645	$186,502	$1,306,840	$1,359,211	180,506	$7.53
American Century Inflation Protection I	2,288	2,112	90,135	79,659	7,787	10.23
American Century Inflation Protection II	222,175	134,364	831,200	825,763	80,878	10.21
American Century International	83,112	139,096	742,134	961,316	78,926	12.18
American Century Large Company Value II	16,194	8,033	118,004	137,292	8,581	16.00
American Century Ultra I	19,285	23,194	130,966	201,882	10,439	19.34
American Century Ultra II	39,355	3,444	89,477	116,980	6,150	19.02
American Century Value	130,974	136,200	827,641	1,150,908	102,667	11.21
Calvert Nasdaq 100 Index	66,549	41,640	779,053	1,008,713	15,377	65.60
Calvert Russell 2000 Small Cap Index	498	312	8,556	11,969	141	84.82
Deutsche CROCI International VIP - Class A	20,315	13,777	133,958	131,468	17,911	7.34
Deutsche Global Income Builder VIP A	61,560	66,840	540,084	600,779	22,619	26.56
Dreyfus Appreciation	146,325	89,808	742,913	802,433	17,947	44.71
Dreyfus MidCap Stock	122,091	158,063	1,100,548	1,408,031	62,413	22.56
Dreyfus Quality Bond	45,328	107,492	273,324	272,144	22,755	11.96
Dreyfus Stock Index	148,158	196,380	911,432	1,105,192	20,643	53.54
Dreyfus Sustainable U.S. Equity[1]	48,436	34,077	349,118	387,777	9,629	40.27
Dreyfus Technology Growth	193,463	136,261	1,253,184	1,854,139	77,417	23.95
Federated High Income Bond	25,117	37,638	174,230	176,710	25,910	6.82
Federated Managed Volatility II	6,297	12,554	74,191	83,225	7,706	10.80
Fidelity Asset Manager	886,921	475,933	3,957,306	3,935,853	258,427	15.23
Fidelity Asset Manager Growth	235,651	88,376	570,960	659,351	34,324	19.21
Fidelity Balanced	9,646	7,901	75,303	85,939	4,581	18.76
Fidelity Contrafund	1,155,779	1,165,848	7,346,874	9,362,070	246,761	37.94
Fidelity Equity-Income	880,041	930,537	7,199,193	8,047,217	336,846	23.89

Symetra Separate Account SL
Notes to Financial Statements
4. INVESTMENT TRANSACTIONS (Continued)

	Year Ended		As of December 31, 2017
	December 31, 2017		Investments
Sub-Account	Purchases	Proceeds from Sales	at Cost	at Fair Value	Shares Owned	Net Asset Value[2]
Fidelity Government Money Market Portfolio - Initial Class	$1,977,658	$1,580,847	$1,844,965	$1,844,965	1,844,965	$1.00
Fidelity Growth	1,796,538	1,864,913	9,932,117	14,925,410	201,558	74.05
Fidelity Growth & Income	139,147	182,009	1,031,741	1,332,729	58,685	22.71
Fidelity Growth Opportunities	210,745	74,436	904,135	1,251,792	34,695	36.08
Fidelity High Income	169,535	133,608	947,277	923,941	169,530	5.45
Fidelity Index 500	644,576	738,066	4,174,645	6,431,590	23,718	271.18
Fidelity Investment Grade Bond	753,490	547,455	1,513,523	1,511,201	118,062	12.80
Fidelity Mid Cap I	3,920	1,224	73,749	83,219	2,138	38.94
Fidelity Mid Cap II	156,208	146,536	996,232	1,137,446	30,099	37.79
Fidelity Overseas	195,509	360,189	1,893,946	2,465,779	107,816	22.87
Franklin Flex Cap Growth VIP Fund - Class 2	11,579	12,310	78,061	85,614	11,476	7.46
Franklin Founding Funds Allocation VIP Fund - Class 1	5,720	5,502	23,748	24,657	3,314	7.44
Franklin Income VIP Fund - Class 1	848	528	18,996	19,673	1,177	16.72
Franklin Income VIP Fund - Class 2	23,483	18,207	133,208	142,097	8,787	16.17
Franklin Mutual Shares VIP Fund - Class 2	38,956	45,329	300,668	313,580	15,402	20.36
Franklin Small Cap Value VIP Fund - Class 1	5,072	1,012	69,991	72,081	3,529	20.43
Franklin Small Cap Value VIP Fund - Class 2	159,693	124,660	863,305	879,178	44,403	19.80
Franklin Small-Mid Cap Growth VIP Fund - Class 2	163,581	86,785	1,001,872	919,810	51,587	17.83
Franklin U.S. Government Securities VIP Fund - Class 2	63,305	61,370	466,879	441,985	36,588	12.08
Invesco American Franchise Fund I	171,593	95,959	996,675	1,387,308	22,031	62.97
Invesco American Franchise Fund II	4,920	4,853	24,812	27,944	460	60.80
Invesco Global Health Care	2,542	2,557	22,218	19,909	753	26.44
Invesco Global Real Estate	69,938	78,327	456,262	509,156	29,278	17.39
Invesco International Growth I	25,458	51,349	475,599	640,693	16,063	39.89
Invesco International Growth II	53,071	63,922	298,904	343,274	8,728	39.33
Invesco Mid Cap Growth Fund I	8,326	6,488	56,450	60,901	10,837	5.62
Invesco Mid Cap Growth Fund II	7,117	4,437	39,996	47,682	8,623	5.53
JP Morgan Insurance Trust Mid Cap Value I	186,694	221,401	995,819	1,184,695	100,144	11.83
JP Morgan Insurance Trust U.S. Equity I	53,267	46,451	513,765	868,477	26,780	32.43
Morningstar Aggressive Growth ETF Asset Allocation Class I	65,930	55,465	177,004	188,135	14,438	13.03
Morningstar Growth ETF Asset Allocation Class I	58,384	51,819	82,192	82,766	6,811	12.15
Morningstar Income & Growth ETF Asset Allocation Class I	107,739	107,313	15,249	14,901	1,451	10.26
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	41,034	23,556	435,027	529,327	19,048	27.79
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	16,904	19,875	33,051	37,623	1,922	19.58
PIMCO All Asset Portfolio Admin	3,240	1,114	67,943	72,093	6,645	10.85
PIMCO All Asset Portfolio Advisor	23,317	1,286	29,076	29,882	2,724	10.97
PIMCO CommodityRealReturn Strat. Administrative Class	157,132	54,658	701,895	567,929	79,320	7.16
PIMCO Total Return Admin	67,306	38,548	820,042	805,698	73,647	10.94
Pioneer Bond VCT Class I	82,918	78,117	1,063,177	1,029,583	93,258	11.04
Pioneer Emerging Markets VCT Class I1	13,738	387,113	—	—	—	20.74
Pioneer Emerging Markets VCT Class II1	11,553	193,212	—	—	—	20.42
Pioneer Equity Income VCT Class I	135,818	40,339	679,728	927,552	28,549	32.49
Pioneer Equity Income VCT Class II	107,597	63,006	556,215	642,622	19,652	32.70
Pioneer Fund VCT Class I	849,461	743,059	4,348,439	4,003,038	218,866	18.29
Pioneer High Yield VCT Class I	1,829	2,133	1,054	1,062	111	9.53
Pioneer High Yield VCT Class II	18,015	17,168	134,916	145,960	15,446	9.45
Pioneer Mid Cap Value VCT Class I	191,943	304,258	1,388,103	1,502,370	71,168	21.11

Symetra Separate Account SL
Notes to Financial Statements
4. INVESTMENT TRANSACTIONS (Continued)

	Year Ended		As of December 31, 2017
	December 31, 2017		Investments
Sub-Account	Purchases	Proceeds from Sales	at Cost	at Fair Value	Shares Owned	Net Asset Value[2]
Pioneer Real Estate VCT Class I	$66,118	$20,540	$530,962	$452,432	29,378	$15.40
Pioneer Real Estate VCT Class II	143,548	84,628	649,844	562,116	36,407	15.44
Pioneer Select Mid Cap Growth VCT Class I	458,891	1,525,946	5,902,478	6,824,685	225,759	30.23
Pioneer Strategic Income VCT Class I	3,236	868	87,634	86,116	8,377	10.28
Pioneer Strategic Income VCT Class II	39,183	46,981	271,276	271,287	26,441	10.26
Templeton Developing Markets VIP Fund - Class 1	613	702	53,557	59,072	5,729	10.31
Templeton Developing Markets VIP Fund - Class 2	158,605	178,427	855,641	1,050,952	102,732	10.23
Templeton Global Bond VIP Fund - Class 1	1,457	3,336	129,834	123,790	7,214	17.16
Templeton Global Bond VIP Fund - Class 2	8,945	35,763	162,574	158,601	9,606	16.51
Templeton Growth VIP Fund - Class 1	3,166	1,536	84,185	98,456	6,063	16.24
Templeton Growth VIP Fund - Class 2	27,056	23,063	160,140	186,581	11,683	15.97
Vanguard Balanced	100,973	41,757	770,049	854,235	34,445	24.80
Vanguard Equity Income	5,636	1,043	80,863	110,897	4,500	24.64
Vanguard Equity Index	587,643	65,110	1,629,497	1,913,017	46,466	41.17
Vanguard High Yield Bond	4,266	913	88,625	90,872	11,177	8.13
Vanguard International	4,500	2,345	132,852	203,159	7,430	27.34
Vanguard Mid-Cap Index	451,816	23,457	832,538	913,187	38,499	23.72
Vanguard REIT Index	4,053	1,350	49,179	52,199	3,972	13.14
Vanguard Small Company Growth	3,567	558	22,126	25,201	1,023	24.62
Vanguard Total Bond Market Index	596	682	5,087	5,121	432	11.85
Vanguard Total Stock Market Index	2,436,163	17,882	2,466,045	2,532,442	66,191	38.26
Voya Global Equity Portfolio - Class S	59,315	342,591	416,125	493,186	44,351	11.12
VY JPMorgan Emerging Markets Equity Portfolio Initial	66,893	104,426	612,042	757,006	35,177	21.52
Wanger USA	87,179	60,163	543,329	483,946	18,098	26.74

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

[2]
Net asset values represent the amounts published by the underlying Mutual Funds and may differ slightly due to rounding to those amounts calculated from the information presented in the financial statements.

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years ended December 31, 2017, and 2016 were as follows:

		2017			2016
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Enhanced Variable Universal Life
Fidelity Asset Manager	853	(935)	(82)	485	(1,181)	(696)
Fidelity Asset Manager Growth	406	(160)	246	60	(200)	(140)
Fidelity Contrafund	438	(831)	(393)	264	(838)	(574)
Fidelity Equity-Income	545	(812)	(267)	445	(1,105)	(660)
Fidelity Government Money Market Portfolio - Initial Class	8,208	(7,687)	521	1,162	(1,644)	(482)
Fidelity Growth	610	(1,560)	(950)	703	(1,603)	(900)
Fidelity High Income	375	(303)	72	194	(344)	(150)
Fidelity Index 500	648	(782)	(134)	425	(909)	(484)
Fidelity Investment Grade Bond	2,227	(1,684)	543	465	(493)	(28)

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

		2017			2016
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Fidelity Overseas	349	(936)	(587)	436	(887)	(451)
Pioneer Bond VCT Class I	87	(99)	(12)	141	(216)	(75)
Pioneer Fund VCT Class I	194	(1,130)	(936)	246	(499)	(253)
Pioneer Mid Cap Value VCT Class I	28	(441)	(413)	89	(219)	(130)
Pioneer Select Mid Cap Growth VCT Class I	289	(2,443)	(2,154)	407	(1,193)	(786)
Voya Global Equity Portfolio - Class S	139	(1,110)	(971)	343	(367)	(24)
VY JPMorgan Emerging Markets Equity Portfolio Initial	205	(336)	(131)	364	(533)	(169)
PREMIER Variable Universal Life
American Century Balanced	6,251	(6,649)	(398)	4,248	(9,490)	(5,242)
American Century Inflation Protection II	14,689	(9,403)	5,286	14,941	(15,442)	(501)
American Century International	3,276	(5,832)	(2,556)	8,661	(11,522)	(2,861)
American Century Large Company Value II	372	(360)	12	409	(146)	263
American Century Ultra I	340	(713)	(373)	394	(479)	(85)
American Century Ultra II	1,437	(122)	1,315	1,347	(653)	694
American Century Value	4,027	(4,561)	(534)	4,616	(5,873)	(1,257)
Deutsche CROCI International VIP - Class A	1,380	(1,528)	(148)	2,210	(7,313)	(5,103)
Deutsche Global Income Builder VIP A	2,776	(3,873)	(1,097)	3,086	(4,166)	(1,080)
Dreyfus Appreciation	2,004	(4,013)	(2,009)	2,571	(3,333)	(762)
Dreyfus MidCap Stock	2,869	(4,837)	(1,968)	3,671	(6,902)	(3,231)
Dreyfus Quality Bond	2,004	(5,397)	(3,393)	1,542	(3,353)	(1,811)
Dreyfus Stock Index	3,595	(6,402)	(2,807)	8,463	(7,684)	779
Dreyfus Sustainable U.S. Equity[1]	1,451	(2,263)	(812)	1,862	(5,830)	(3,968)
Dreyfus Technology Growth	5,341	(7,715)	(2,374)	8,576	(23,622)	(15,046)
Federated High Income Bond	441	(1,319)	(878)	1,005	(1,805)	(800)
Federated Managed Volatility II	195	(708)	(513)	315	(463)	(148)
Fidelity Asset Manager	601	(720)	(119)	971	(3,827)	(2,856)
Fidelity Asset Manager Growth	556	(1,052)	(496)	772	(1,773)	(1,001)
Fidelity Balanced	221	(254)	(33)	412	(755)	(343)
Fidelity Contrafund	5,230	(9,761)	(4,531)	7,177	(11,543)	(4,366)
Fidelity Equity-Income	3,400	(6,073)	(2,673)	4,515	(6,703)	(2,188)
Fidelity Government Money Market Portfolio - Initial Class	19,740	(24,053)	(4,313)	31,773	(38,395)	(6,622)
Fidelity Growth	8,709	(15,052)	(6,343)	11,245	(34,068)	(22,823)
Fidelity Growth & Income	2,982	(5,520)	(2,538)	6,942	(6,988)	(46)
Fidelity Growth Opportunities	2,619	(2,569)	50	3,678	(9,818)	(6,140)
Fidelity High Income	427	(1,807)	(1,380)	551	(726)	(175)
Fidelity Index 500	2,456	(4,769)	(2,313)	3,328	(9,463)	(6,135)
Fidelity Investment Grade Bond	82	(90)	(8)	76	(293)	(217)
Fidelity Mid Cap II	3,672	(4,929)	(1,257)	4,954	(5,354)	(400)
Fidelity Overseas	691	(770)	(79)	943	(1,832)	(889)
Franklin Flex Cap Growth VIP Fund - Class 2	543	(544)	(1)	1,416	(3,348)	(1,932)
Franklin Income VIP Fund - Class 2	902	(874)	28	1,690	(3,989)	(2,299)
Franklin Mutual Shares VIP Fund - Class 2	809	(1,853)	(1,044)	2,134	(4,230)	(2,096)
Franklin Small Cap Value VIP Fund - Class 2	3,806	(4,575)	(769)	4,402	(7,609)	(3,207)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4,906	(4,870)	36	5,707	(7,923)	(2,216)
Franklin U.S. Government Securities VIP Fund - Class 2	2,892	(3,260)	(368)	2,646	(2,335)	311
Invesco American Franchise Fund I	4,101	(5,305)	(1,204)	6,960	(15,795)	(8,835)
Invesco American Franchise Fund II	140	(245)	(105)	192	(1,527)	(1,335)
Invesco Global Health Care	44	(76)	(32)	65	(565)	(500)

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

		2017			2016
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Invesco Global Real Estate	1,127	(1,838)	(711)	1,166	(2,040)	(874)
Invesco International Growth I	514	(1,437)	(923)	893	(1,279)	(386)
Invesco International Growth II	3,022	(3,914)	(892)	5,586	(10,112)	(4,526)
Invesco Mid Cap Growth Fund I	154	(197)	(43)	217	(239)	(22)
Invesco Mid Cap Growth Fund II	254	(247)	7	283	(365)	(82)
JP Morgan Insurance Trust Mid Cap Value I	3,736	(6,290)	(2,554)	3,795	(5,649)	(1,854)
JP Morgan Insurance Trust U.S. Equity I	1,223	(1,284)	(61)	1,772	(2,977)	(1,205)
PIMCO All Asset Portfolio Advisor	1,340	(72)	1,268	1,007	(2,001)	(994)
PIMCO CommodityRealReturn Strat. Administrative Class	14,666	(7,263)	7,403	14,805	(14,973)	(168)
Pioneer Bond VCT Class I	1,142	(1,862)	(720)	1,720	(3,699)	(1,979)
Pioneer Emerging Markets VCT Class II1	719	(11,094)	(10,375)	1,888	(2,556)	(668)
Pioneer Equity Income VCT Class II	2,038	(2,398)	(360)	5,000	(5,579)	(579)
Pioneer Fund VCT Class I	8,172	(14,822)	(6,650)	11,547	(21,304)	(9,757)
Pioneer High Yield VCT Class II	608	(837)	(229)	4,399	(639)	3,760
Pioneer Mid Cap Value VCT Class I	1,763	(3,811)	(2,048)	2,319	(6,395)	(4,076)
Pioneer Real Estate VCT Class II	5,244	(4,464)	780	5,894	(9,282)	(3,388)
Pioneer Select Mid Cap Growth VCT Class I	8,530	(15,127)	(6,597)	12,113	(24,304)	(12,191)
Pioneer Strategic Income VCT Class II	1,708	(2,600)	(892)	2,524	(4,325)	(1,801)
Templeton Developing Markets VIP Fund - Class 2	5,800	(6,788)	(988)	6,823	(7,450)	(627)
Templeton Global Bond VIP Fund - Class 2	427	(1,761)	(1,334)	1,630	(6,397)	(4,767)
Templeton Growth VIP Fund - Class 2	1,231	(1,139)	92	1,108	(1,767)	(659)
Voya Global Equity Portfolio - Class S	115	(143)	(28)	163	(734)	(571)
VY JPMorgan Emerging Markets Equity Portfolio Initial	170	(168)	2	259	(223)	36
Wanger USA	264	(1,220)	(956)	347	(1,148)	(801)
Symetra Complete & Complete Advisor
American Century Balanced	—	(11)	(11)	—	(11)	(11)
American Century Inflation Protection I	—	(16)	(16)	—	(15)	(15)
American Century International	—	(2)	(2)	—	(3)	(3)
Calvert Nasdaq 100 Index	184	(150)	34	122	(63)	59
Calvert Russell 2000 Small Cap Index	—	(2)	(2)	—	(1)	(1)
Dreyfus Technology Growth	194	(164)	30	136	(74)	62
Fidelity Contrafund	174	(202)	(28)	186	(253)	(67)
Fidelity Equity-Income	300	(234)	66	185	(100)	85
Fidelity Government Money Market Portfolio - Initial Class	3,530	(166)	3,364	431	(432)	(1)
Fidelity High Income	—	—	—	—	(31)	(31)
Fidelity Investment Grade Bond	—	(6)	(6)	—	(6)	(6)
Fidelity Mid Cap I	—	(6)	(6)	—	(6)	(6)
Fidelity Overseas	246	(191)	55	162	(77)	85
Franklin Flex Cap Growth VIP Fund - Class 2	—	(1)	(1)	—	(1)	(1)
Franklin Founding Funds Allocation VIP Fund - Class 1	25	(34)	(9)	29	(39)	(10)
Franklin Income VIP Fund - Class 1	—	(3)	(3)	—	(3)	(3)
Franklin Small Cap Value VIP Fund - Class 1	—	(5)	(5)	—	(4)	(4)
Invesco International Growth I	—	(3)	(3)	—	(4)	(4)
Morningstar Aggressive Growth ETF Asset Allocation Class I	337	(378)	(41)	356	(381)	(25)
Morningstar Balanced ETF Asset Allocation Class I1	—	—	—	—	(76)	(76)

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

		2017			2016
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units	Issued	Redeemed	in Units
Morningstar Growth ETF Asset Allocation Class I	334	(347)	(13)	363	(444)	(81)
Morningstar Income & Growth ETF Asset Allocation Class I	759	(735)	24	—	(2)	(2)
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	153	(119)	34	98	(48)	50
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	83	(94)	(11)	87	(96)	(9)
PIMCO All Asset Portfolio Admin	—	(7)	(7)	—	(8)	(8)
PIMCO CommodityRealReturn Strat. Administrative Class	4	(28)	(24)	733	(97)	636
PIMCO Total Return Admin	323	(245)	78	190	(211)	(21)
Pioneer Emerging Markets VCT Class I1	212	(5,323)	(5,111)	207	(107)	100
Pioneer Equity Income VCT Class I	252	(200)	52	157	(86)	71
Pioneer High Yield VCT Class I	10	(12)	(2)	12	(14)	(2)
Pioneer Real Estate VCT Class I	137	(110)	27	78	(51)	27
Pioneer Strategic Income VCT Class I	—	(6)	(6)	—	(5)	(5)
Templeton Developing Markets VIP Fund - Class 1	—	(7)	(7)	—	(250)	(250)
Templeton Global Bond VIP Fund - Class 1	6	(18)	(12)	7	(21)	(14)
Templeton Growth VIP Fund - Class 1	12	(12)	—	7	(446)	(439)
Vanguard Balanced	282	(221)	61	182	(105)	77
Vanguard Equity Income	—	(5)	(5)	—	(5)	(5)
Vanguard Equity Index	392	(308)	84	248	(318)	(70)
Vanguard High Yield Bond	—	(5)	(5)	—	(5)	(5)
Vanguard International	12	(17)	(5)	8	(472)	(464)
Vanguard Mid-Cap Index	122	(97)	25	76	(252)	(176)
Vanguard REIT Index	3	(7)	(4)	4	(240)	(236)
Vanguard Small Company Growth	9	(3)	6	—	(102)	(102)
Vanguard Total Bond Market Index	3	(4)	(1)	3	(5)	(2)
Vanguard Total Stock Market Index	17	(28)	(11)	19	(410)	(391)
Symetra Milestone VUL-G
Vanguard Equity Index	40,419	(376)	40,043	—	—	—
Vanguard Mid-Cap Index	36,968	(277)	36,691	—	—	—
Vanguard Total Stock Market Index	216,529	(1,074)	215,455	—	—	—

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

Symetra Separate Account SL
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES
The following table summarizes the Unit values and Units outstanding for sub-accounts by variable life contracts, net investment income ratios and the expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2017.

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
American Century Balanced
PREMIER Variable Universal Life
2017	$28.268	44,930	$1,270,077	1.55%	0.70%	13.12%
2016	24.990	45,328	1,132,833	1.58	0.70	6.25
2015	23.520	50,570	1,189,424	1.73	0.70	(3.25)
2014	24.311	54,338	1,321,024	1.53	0.70	9.09
2013	22.286	56,954	1,269,291	1.58	0.70	16.61
Symetra Complete & Complete Advisor
2017	194.403	459	89,134	1.55	0.75	13.91
2016	170.664	470	80,142	1.59	0.75	6.99
2015	159.509	481	76,721	1.73	0.75	(2.57)
2014	163.723	493	80,659	1.54	0.75	9.85
2013	149.038	505	75,204	1.59	0.75	17.43
American Century Inflation Protection I
Symetra Complete & Complete Advisor
2017	139.720	570	79,659	2.86	0.75	3.92
2016	134.444	586	78,702	2.14	0.75	4.71
2015	128.402	601	77,202	2.33	0.75	(2.28)
2014	131.399	618	81,144	1.48	0.75	3.58
2013	126.859	634	80,458	1.82	0.75	(8.21)
American Century Inflation Protection II
PREMIER Variable Universal Life
2017	13.951	59,190	825,763	2.67	0.70	2.94
2016	13.552	53,904	730,480	1.80	0.70	3.66
2015	13.073	54,405	711,189	2.00	0.70	(3.15)
2014	13.498	58,349	787,539	1.31	0.70	2.58
2013	13.159	54,945	722,948	1.65	0.70	(9.12)
American Century International
PREMIER Variable Universal Life
2017	25.469	37,151	946,183	0.88	0.70	30.30
2016	19.547	39,707	776,222	1.08	0.70	(6.16)
2015	20.830	42,568	886,698	0.37	0.70	0.06
2014	20.818	42,666	888,248	1.70	0.70	(6.17)
2013	22.186	45,215	1,003,165	1.69	0.70	21.55
Symetra Complete & Complete Advisor
2017	152.027	100	15,133	0.86	0.75	31.20
2016	115.870	102	11,838	1.05	0.75	(5.50)
2015	122.611	105	12,861	0.37	0.75	0.76
2014	121.689	108	13,104	1.67	0.75	(5.51)
2013	128.780	111	14,234	1.67	0.75	22.41
American Century Large Company Value I1
Symetra Complete & Complete Advisor
2017	176.972	—	—	0.00	0.75	11.07
2016	159.331	—	—	0.00	0.75	15.25
2015	138.251	—	—	1.18	0.75	(3.89)
2014	143.853	4,548	654,297	1.48	0.75	12.87
2013	127.449	4,423	563,716	1.52	0.75	31.33

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
American Century Large Company Value II
PREMIER Variable Universal Life
2017	$20.976	6,545	$137,292	1.56%	0.70%	10.19%
2016	19.037	6,533	124,374	2.00	0.70	14.22
2015	16.667	6,270	104,495	1.35	0.70	(4.72)
2014	17.493	5,974	104,495	1.32	0.70	11.98
2013	15.621	2,604	40,674	1.37	0.70	30.13
American Century Ultra I
PREMIER Variable Universal Life
2017	33.187	6,083	201,882	0.36	0.70	31.30
2016	25.275	6,456	163,191	0.33	0.70	3.72
2015	24.368	6,541	159,395	0.44	0.70	5.53
2014	23.091	6,547	151,185	0.38	0.70	9.22
2013	21.141	6,985	147,680	0.57	0.70	36.12
American Century Ultra II
PREMIER Variable Universal Life
2017	26.047	4,491	116,980	0.21	0.70	31.09
2016	19.870	3,176	63,116	0.21	0.70	3.62
2015	19.175	2,482	47,586	0.29	0.70	5.31
2014	18.208	2,484	45,220	0.22	0.70	9.06
2013	16.695	2,574	42,969	0.38	0.70	35.96
American Century Value
PREMIER Variable Universal Life
2017	29.642	38,827	1,150,908	1.67	0.70	7.99
2016	27.449	39,361	1,080,515	1.74	0.70	19.64
2015	22.943	40,618	931,894	2.14	0.70	(4.55)
2014	24.037	40,415	971,491	1.55	0.70	12.29
2013	21.406	40,172	859,946	1.64	0.70	30.80
Calvert Nasdaq 100 Index
Symetra Complete & Complete Advisor
2017	320.351	3,149	1,008,713	0.50	0.75	32.35
2016	242.049	3,115	754,101	0.54	0.75	6.59
2015	227.077	3,056	694,055	0.52	0.75	9.07
2014	208.189	216	44,886	1.24	0.75	18.66
2013	175.447	210	36,774	0.46	0.75	36.05
Calvert Russell 2000 Small Cap Index
Symetra Complete & Complete Advisor
2017	217.070	55	11,969	0.77	0.75	14.37
2016	189.794	57	10,760	0.57	0.75	20.92
2015	156.959	58	9,154	0.15	0.75	(5.19)
2014	165.556	60	9,934	0.58	0.75	4.15
2013	158.959	62	9,810	0.77	0.75	37.89
Deutsche CROCI International VIP - Class A
PREMIER Variable Universal Life
2017	9.431	13,940	131,468	6.77	0.70	21.11
2016	7.787	14,088	109,713	10.97	0.70	0.04
2015	7.784	19,191	149,389	4.09	0.70	(6.14)
2014	8.293	18,949	157,158	1.72	0.70	(12.38)
2013	9.465	18,763	177,603	5.21	0.70	19.39
Deutsche Global Income Builder VIP A
PREMIER Variable Universal Life
2017	17.383	34,561	600,779	2.96	0.70	15.72
2016	15.021	35,658	535,642	4.15	0.70	6.07
2015	14.161	36,738	520,257	3.16	0.70	(2.13)
2014	14.469	41,583	601,680	3.04	0.70	3.11
2013	14.033	42,529	596,828	2.02	0.70	15.81

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Dreyfus Appreciation
PREMIER Variable Universal Life
2017	$23.096	34,744	$802,433	1.34%	0.70%	26.44%
2016	18.266	36,753	671,286	1.65	0.70	7.16
2015	17.046	37,515	639,423	1.71	0.70	(3.15)
2014	17.601	39,696	698,605	1.85	0.70	7.34
2013	16.397	41,115	674,110	1.94	0.70	20.26
Dreyfus MidCap Stock
PREMIER Variable Universal Life
2017	33.359	42,209	1,408,031	1.06	0.70	14.58
2016	29.115	44,177	1,286,224	1.05	0.70	14.66
2015	25.392	47,408	1,203,789	0.60	0.70	(2.97)
2014	26.168	50,648	1,325,424	1.01	0.70	11.31
2013	23.510	55,479	1,304,345	1.37	0.70	34.05
Dreyfus Quality Bond
PREMIER Variable Universal Life
2017	19.736	13,789	272,144	2.12	0.70	3.77
2016	19.019	17,182	326,812	1.77	0.70	0.81
2015	18.866	18,993	358,314	2.04	0.70	(2.33)
2014	19.317	21,074	407,089	2.10	0.70	4.07
2013	18.562	22,351	414,904	2.83	0.70	(2.23)
Dreyfus Stock Index
PREMIER Variable Universal Life
2017	33.165	33,324	1,105,192	1.46	0.70	20.37
2016	27.553	36,131	995,591	1.78	0.70	10.67
2015	24.897	35,352	880,190	1.58	0.70	0.16
2014	24.856	36,970	918,976	1.50	0.70	12.31
2013	22.131	44,882	993,299	1.67	0.70	30.79
Dreyfus Sustainable U.S. Equity[1]
PREMIER Variable Universal Life
2017	15.078	25,718	387,777	1.12	0.70	14.53
2016	13.165	26,530	349,304	1.29	0.70	9.61
2015	12.011	30,498	366,333	1.02	0.70	(3.87)
2014	12.495	30,987	387,184	1.04	0.70	12.66
2013	11.091	31,745	352,076	1.20	0.70	33.42
Dreyfus Technology Growth
PREMIER Variable Universal Life
2017	12.825	67,042	859,810	0.00	0.70	41.65
2016	9.054	69,416	628,553	0.00	0.70	4.00
2015	8.706	84,462	735,369	0.00	0.70	5.41
2014	8.259	80,336	663,498	0.00	0.70	6.08
2013	7.786	90,481	704,463	0.00	0.70	31.88
Symetra Complete & Complete Advisor
2017	331.583	2,999	994,329	0.00	0.75	42.64
2016	232.463	2,969	690,135	0.00	0.75	4.72
2015	221.980	2,907	645,323	0.00	0.75	6.16
2014	209.102	2,195	459,014	0.00	0.75	6.82
2013	195.745	2,129	416,839	0.00	0.75	32.80
Federated High Income Bond
PREMIER Variable Universal Life
2017	27.883	6,338	176,710	6.88	0.70	6.20
2016	26.256	7,216	189,481	6.16	0.70	14.02
2015	23.027	8,016	184,590	5.61	0.70	(3.25)
2014	23.801	8,382	199,506	6.02	0.70	1.98
2013	23.340	9,667	225,654	6.80	0.70	6.24

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Federated Managed Volatility II
PREMIER Variable Universal Life
2017	$18.661	4,460	$83,225	3.77%	0.70%	17.29%
2016	15.910	4,973	79,123	4.80	0.70	6.94
2015	14.878	5,121	76,184	4.24	0.70	(8.20)
2014	16.207	5,554	90,017	3.21	0.70	3.18
2013	15.707	5,555	87,257	2.92	0.70	20.90
Fidelity Asset Manager
Enhanced Variable Universal Life
2017	484.534	7,392	3,581,852	1.93	0.90	13.08
2016	428.469	7,474	3,202,582	1.46	0.90	2.15
2015	419.451	8,170	3,426,799	1.54	0.90	(0.76)
2014	422.644	9,022	3,813,069	1.47	0.90	4.88
2013	402.960	9,720	3,916,812	1.56	0.90	14.67
PREMIER Variable Universal Life
2017	26.053	13,588	354,001	1.90	0.70	13.31
2016	22.993	13,707	315,171	1.43	0.70	2.35
2015	22.464	16,563	372,072	1.50	0.70	(0.55)
2014	22.589	18,055	407,861	1.54	0.70	5.09
2013	21.494	18,103	389,107	1.62	0.70	14.90
Fidelity Asset Manager Growth
Enhanced Variable Universal Life
2017	386.606	987	381,770	1.44	0.90	17.67
2016	328.562	741	243,495	1.33	0.90	1.55
2015	323.555	881	285,158	1.15	0.90	(0.82)
2014	326.214	972	317,037	1.05	0.90	4.93
2013	310.901	1,055	328,066	1.00	0.90	21.32
PREMIER Variable Universal Life
2017	24.962	11,120	277,581	1.24	0.70	17.90
2016	21.172	11,616	245,944	1.37	0.70	1.75
2015	20.808	12,617	262,538	1.16	0.70	(0.62)
2014	20.937	13,457	281,742	1.08	0.70	5.14
2013	19.914	13,828	275,373	1.06	0.70	21.56
Fidelity Balanced
PREMIER Variable Universal Life
2017	30.900	2,781	85,939	1.47	0.70	15.61
2016	26.727	2,814	75,219	1.29	0.70	6.52
2015	25.091	3,157	79,203	1.54	0.70	(0.11)
2014	25.119	3,170	79,631	1.46	0.70	9.49
2013	22.942	3,450	79,153	1.47	0.70	18.83
Fidelity Contrafund
Enhanced Variable Universal Life
2017	815.468	5,633	4,593,459	1.01	0.90	20.79
2016	675.127	6,026	4,068,231	0.81	0.90	7.04
2015	630.722	6,600	4,162,793	1.00	0.90	(0.23)
2014	632.182	7,387	4,669,918	0.95	0.90	10.94
2013	569.838	7,973	4,543,610	1.05	0.90	30.11
PREMIER Variable Universal Life
2017	49.341	89,959	4,438,627	0.99	0.70	21.03
2016	40.768	94,490	3,852,161	0.82	0.70	7.25
2015	38.011	98,856	3,757,673	0.99	0.70	(0.03)
2014	38.023	109,580	4,166,609	0.95	0.70	11.17
2013	34.204	116,577	3,987,531	1.06	0.70	30.37
Symetra Complete & Complete Advisor
2017	237.647	1,389	329,984	1.06	0.75	21.88
2016	194.992	1,417	276,280	0.88	0.75	8.01
2015	180.539	1,484	267,954	1.05	0.75	0.67
2014	179.336	1,507	270,243	1.03	0.75	11.94
2013	160.202	1,541	246,893	1.05	0.75	31.29

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Fidelity Equity-Income
Enhanced Variable Universal Life
2017	$857.696	6,574	$5,638,618	1.73%	0.90%	11.89%
2016	766.583	6,841	5,243,857	2.28	0.90	16.96
2015	655.405	7,501	4,916,199	3.06	0.90	(4.82)
2014	688.631	8,687	5,981,855	2.76	0.90	7.74
2013	639.136	9,558	6,109,058	2.46	0.90	27.00
PREMIER Variable Universal Life
2017	32.178	47,044	1,513,786	1.69	0.70	12.11
2016	28.703	49,717	1,427,010	2.33	0.70	17.20
2015	24.491	51,905	1,271,239	3.15	0.70	(4.63)
2014	25.681	54,168	1,391,145	2.77	0.70	7.96
2013	23.788	56,987	1,355,632	2.52	0.70	27.26
Symetra Complete & Complete Advisor
2017	184.327	4,854	894,813	1.75	0.75	12.89
2016	163.275	4,788	781,719	2.39	0.75	18.02
2015	138.348	4,703	650,616	3.23	0.75	(3.96)
2014	144.059	4,296	618,911	3.01	0.75	8.72
2013	132.507	4,169	552,445	2.57	0.75	28.15
Fidelity Government Money Market Portfolio - Initial Class
Enhanced Variable Universal Life
2017	159.483	2,435	388,289	0.65	0.90	(0.22)
2016	159.842	1,914	305,921	0.20	0.90	(0.69)
2015	160.956	2,396	385,705	0.03	0.90	(0.87)
2014	162.366	2,566	416,640	0.01	0.90	(0.89)
2013	163.817	3,244	531,496	0.03	0.90	(0.87)
PREMIER Variable Universal Life
2017	13.393	80,924	1,083,843	0.67	0.70	(0.03)
2016	13.397	85,237	1,141,959	0.20	0.70	(0.49)
2015	13.463	91,859	1,236,721	0.03	0.70	(0.67)
2014	13.554	91,342	1,238,043	0.01	0.70	(0.69)
2013	13.648	75,513	1,030,590	0.03	0.70	(0.67)
Symetra Complete & Complete Advisor
2017	110.758	3,366	372,833	0.90	0.75	0.68
2016	110.015	2	273	0.20	0.75	0.20
2015	109.792	3	279	0.00	0.75	0.03
2014	109.761	3	286	0.00	0.75	0.01
2013	109.750	95	10,468	0.06	0.75	0.03
Fidelity Growth
Enhanced Variable Universal Life
2017	896.658	10,686	9,581,456	0.22	0.90	33.93
2016	669.513	11,636	7,790,324	0.04	0.90	(0.10)
2015	670.184	12,536	8,401,385	0.25	0.90	6.21
2014	630.972	13,858	8,744,270	0.19	0.90	10.30
2013	572.048	14,732	8,427,883	0.29	0.90	35.11
PREMIER Variable Universal Life
2017	37.843	141,212	5,343,954	0.22	0.70	34.19
2016	28.201	147,555	4,161,121	0.04	0.70	0.10
2015	28.173	170,378	4,800,050	0.26	0.70	6.43
2014	26.471	177,004	4,685,581	0.19	0.70	10.52
2013	23.951	183,434	4,393,543	0.28	0.70	35.39

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Fidelity Growth & Income
PREMIER Variable Universal Life
2017	$34.135	39,043	$1,332,729	1.25%	0.70%	16.09%
2016	29.405	41,581	1,222,796	1.75	0.70	15.27
2015	25.509	41,627	1,061,882	1.97	0.70	(2.96)
2014	26.286	48,378	1,271,663	1.74	0.70	9.70
2013	23.961	52,587	1,260,061	1.79	0.70	32.63
Fidelity Growth Opportunities
PREMIER Variable Universal Life
2017	29.095	43,024	1,251,792	0.31	0.70	33.58
2016	21.781	42,974	936,116	0.31	0.70	(0.37)
2015	21.861	49,114	1,073,675	0.18	0.70	4.87
2014	20.845	51,001	1,063,152	0.23	0.70	11.42
2013	18.709	52,636	984,766	0.30	0.70	36.94
Fidelity High Income
Enhanced Variable Universal Life
2017	307.672	2,566	789,630	5.39	0.90	5.98
2016	290.315	2,494	724,080	5.37	0.90	13.58
2015	255.594	2,644	675,792	6.34	0.90	(4.49)
2014	267.611	2,860	765,487	5.71	0.90	0.25
2013	266.946	2,929	781,921	5.65	0.90	5.00
PREMIER Variable Universal Life
2017	19.647	6,836	134,311	4.92	0.70	6.19
2016	18.502	8,216	152,029	5.46	0.70	13.81
2015	16.257	8,391	136,408	5.73	0.70	(4.30)
2014	16.987	10,274	174,532	5.71	0.70	0.45
2013	16.911	10,548	178,387	5.36	0.70	5.21
Symetra Complete & Complete Advisor
2017	186.514	—	—	0.00	0.75	6.93
2016	174.420	—	—	0.04	0.75	14.61
2015	152.189	31	4,725	6.88	0.75	(3.63)
2014	157.916	2,337	369,081	6.02	0.75	1.16
2013	156.112	2,240	349,635	5.89	0.75	5.95
Fidelity Index 500
Enhanced Variable Universal Life
2017	749.141	5,711	4,278,138	1.81	0.90	20.63
2016	621.045	5,845	3,630,066	1.46	0.90	10.86
2015	560.206	6,329	3,545,196	1.95	0.90	0.43
2014	557.827	6,976	3,891,504	1.56	0.90	12.55
2013	495.614	8,112	4,020,625	1.93	0.90	31.06
PREMIER Variable Universal Life
2017	36.662	58,738	2,153,452	1.81	0.70	20.87
2016	30.332	61,051	1,851,905	1.45	0.70	11.08
2015	27.307	67,186	1,834,577	1.84	0.70	0.63
2014	27.136	81,856	2,221,224	1.64	0.70	12.78
2013	24.062	85,300	2,052,429	1.67	0.70	31.32
Fidelity Investment Grade Bond
Enhanced Variable Universal Life
2017	322.629	4,384	1,414,386	2.72	0.90	3.29
2016	312.367	3,841	1,199,899	2.35	0.90	3.81
2015	300.915	3,869	1,164,287	2.69	0.90	(1.49)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Fidelity Investment Grade Bond (continued)
2014	$305.454	3,953	$1,207,571	2.01%	0.90%	4.88%
2013	291.243	4,524	1,317,582	2.30	0.90	(2.66)
PREMIER Variable Universal Life
2017	23.923	447	10,701	2.42	0.70	3.50
2016	23.115	455	10,524	1.87	0.70	4.01
2015	22.224	672	14,938	2.09	0.70	(1.29)
2014	22.514	964	21,711	2.18	0.70	5.09
2013	21.423	991	21,235	2.35	0.70	(2.46)
Symetra Complete & Complete Advisor
2017	154.862	556	86,114	2.41	0.75	4.22
2016	148.596	562	83,479	2.37	0.75	4.74
2015	141.870	568	80,522	2.61	0.75	(0.59)
2014	142.719	573	81,844	4.18	0.75	5.83
2013	134.860	—	—	0.00	0.75	(1.78)
Fidelity Mid Cap I
Symetra Complete & Complete Advisor
2017	217.773	382	83,219	0.71	0.75	20.81
2016	180.263	388	69,985	0.52	0.75	12.23
2015	160.613	394	63,356	0.50	0.75	(1.39)
2014	162.876	401	65,289	0.37	0.75	6.29
2013	153.242	153	23,411	0.37	0.75	36.23
Fidelity Mid Cap II
PREMIER Variable Universal Life
2017	30.917	36,790	1,137,446	0.49	0.70	19.70
2016	25.829	38,047	982,775	0.32	0.70	11.15
2015	23.239	38,447	893,480	0.26	0.70	(2.32)
2014	23.790	38,272	910,492	0.02	0.70	5.29
2013	22.594	44,383	1,002,807	0.28	0.70	34.92
Fidelity Overseas
Enhanced Variable Universal Life
2017	377.717	4,662	1,761,023	1.42	0.90	29.12
2016	292.529	5,249	1,535,431	1.42	0.90	(5.91)
2015	310.906	5,700	1,772,110	1.33	0.90	2.70
2014	302.744	6,082	1,841,255	1.29	0.90	(8.90)
2013	332.323	6,765	2,248,359	1.36	0.90	29.27
PREMIER Variable Universal Life
2017	23.727	12,024	285,298	1.45	0.70	29.37
2016	18.340	12,103	221,969	1.44	0.70	(5.72)
2015	19.453	12,992	252,733	1.28	0.70	2.90
2014	18.904	15,061	284,706	1.20	0.70	(8.72)
2013	20.710	17,278	357,819	1.38	0.70	29.53
Symetra Complete & Complete Advisor
2017	121.849	3,443	419,458	1.46	0.75	30.28
2016	93.526	3,388	316,864	1.48	0.75	(5.06)
2015	98.513	3,303	325,351	0.03	0.75	3.62
2014	95.067	3	320	1.19	0.75	(8.08)
2013	103.420	4	463	0.91	0.75	30.44
Franklin Flex Cap Growth VIP Fund - Class 2
PREMIER Variable Universal Life
2017	24.369	3,221	78,484	0.00	0.70	26.06
2016	19.332	3,222	62,290	0.00	0.70	(3.56)
2015	20.046	5,154	103,316	0.00	0.70	3.64

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Franklin Flex Cap Growth VIP Fund - Class 2 (continued)
2014	$19.342	5,251	$101,572	0.00%	0.70%	5.37%
2013	18.357	5,735	105,389	0.00	0.70	36.52
Symetra Complete & Complete Advisor
2017	223.048	32	7,130	0.00	0.75	26.94
2016	175.712	33	5,761	0.00	0.75	(2.89)
2015	180.937	34	6,086	0.00	0.75	4.37
2014	173.368	35	5,984	0.00	0.75	6.11
2013	163.392	35	5,785	0.00	0.75	37.48
Franklin Founding Funds Allocation VIP Fund - Class 1
Symetra Complete & Complete Advisor
2017	169.646	145	24,657	2.89	0.75	12.17
2016	151.243	154	23,361	4.13	0.75	13.43
2015	133.340	164	21,924	3.18	0.75	(5.93)
2014	141.738	174	24,696	2.98	0.75	3.05
2013	137.537	184	25,329	11.58	0.75	24.14
Franklin Income VIP Fund - Class 1
Symetra Complete & Complete Advisor
2017	176.153	112	19,673	4.23	0.75	9.94
2016	160.222	115	18,356	5.07	0.75	14.33
2015	140.134	118	16,471	4.75	0.75	(6.84)
2014	150.419	121	18,142	5.06	0.75	4.92
2013	143.362	124	17,738	6.41	0.75	14.18
Franklin Income VIP Fund - Class 2
PREMIER Variable Universal Life
2017	20.411	6,962	142,097	4.22	0.70	8.91
2016	18.741	6,934	129,950	5.03	0.70	13.23
2015	16.551	9,233	152,810	4.39	0.70	(7.70)
2014	17.932	8,268	148,257	5.18	0.70	3.88
2013	17.262	8,488	146,518	6.34	0.70	13.15
Franklin Mutual Shares VIP Fund - Class 2
PREMIER Variable Universal Life
2017	23.958	13,089	313,580	2.26	0.70	7.59
2016	22.267	14,133	314,736	2.00	0.70	15.25
2015	19.320	16,229	313,562	2.99	0.70	(5.60)
2014	20.466	17,587	359,946	1.97	0.70	6.37
2013	19.240	20,625	396,839	1.96	0.70	27.37
Franklin Small Cap Value VIP Fund - Class 1
Symetra Complete & Complete Advisor
2017	238.548	302	72,081	0.73	0.75	10.92
2016	215.071	307	65,943	1.05	0.75	30.54
2015	164.761	311	51,269	0.90	0.75	(7.18)
2014	177.512	316	56,064	0.38	0.75	0.88
2013	175.959	97	17,121	1.48	0.75	36.50
Franklin Small Cap Value VIP Fund - Class 2
PREMIER Variable Universal Life
2017	27.826	31,596	879,178	0.51	0.70	9.88
2016	25.323	32,365	819,645	0.83	0.70	29.28
2015	19.588	35,572	696,774	0.62	0.70	(8.03)
2014	21.299	37,124	790,687	0.62	0.70	(0.13)
2013	21.326	37,576	801,370	1.29	0.70	35.28

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Franklin Small-Mid Cap Growth VIP Fund - Class 2
PREMIER Variable Universal Life
2017	$17.948	51,248	$919,810	0.00%	0.70%	20.55%
2016	14.888	51,212	762,526	0.00	0.70	3.45
2015	14.392	53,428	768,977	0.00	0.70	(3.34)
2014	14.889	59,706	889,000	0.00	0.70	6.72
2013	13.951	64,498	899,845	0.00	0.70	37.19
Franklin U.S. Government Securities VIP Fund - Class 2
PREMIER Variable Universal Life
2017	17.870	24,733	441,985	2.61	0.70	0.63
2016	17.758	25,101	445,767	2.50	0.70	(0.03)
2015	17.764	24,790	440,374	2.54	0.70	(0.23)
2014	17.805	26,135	465,330	2.63	0.70	2.66
2013	17.343	25,265	438,165	2.78	0.70	(2.92)
Invesco American Franchise Fund I
PREMIER Variable Universal Life
2017	17.831	77,805	1,387,308	0.08	0.70	26.46
2016	14.100	79,009	1,114,096	0.00	0.70	1.56
2015	13.884	87,844	1,219,635	0.00	0.70	4.27
2014	13.315	89,601	1,193,032	0.04	0.70	7.68
2013	12.365	90,648	1,120,854	0.44	0.70	39.17
Invesco American Franchise Fund II
PREMIER Variable Universal Life
2017	21.598	1,294	27,944	0.00	0.70	26.14
2016	17.122	1,399	23,944	0.00	0.70	1.31
2015	16.901	2,734	46,200	0.00	0.70	4.02
2014	16.248	2,868	46,592	0.00	0.70	7.42
2013	15.126	2,250	34,026	0.27	0.70	38.82
Invesco Global Health Care
PREMIER Variable Universal Life
2017	31.715	628	19,909	0.38	0.70	15.02
2016	27.573	660	18,201	0.00	0.70	(12.08)
2015	31.361	1,160	36,367	0.00	0.70	2.44
2014	30.613	1,227	37,575	0.00	0.70	18.83
2013	25.761	497	12,824	0.69	0.70	39.56
Invesco Global Real Estate
PREMIER Variable Universal Life
2017	43.085	11,818	509,156	3.21	0.70	12.26
2016	38.379	12,529	480,889	1.55	0.70	1.33
2015	37.876	13,403	507,657	3.38	0.70	(2.17)
2014	38.715	14,575	564,278	1.59	0.70	13.82
2013	34.014	15,748	535,678	3.77	0.70	2.00
Invesco International Growth I
PREMIER Variable Universal Life
2017	35.219	16,932	596,343	1.46	0.70	22.14
2016	28.834	17,855	514,894	1.41	0.70	(1.14)
2015	29.167	18,241	532,069	1.47	0.70	(3.03)
2014	30.077	19,318	581,068	1.56	0.70	(0.37)
2013	30.188	20,477	618,189	1.18	0.70	18.18
Symetra Complete & Complete Advisor
2017	137.685	322	44,350	1.47	0.75	23.00
2016	111.937	325	36,428	1.41	0.75	(0.45)
2015	112.445	329	36,970	1.55	0.75	(2.34)
2014	115.143	3,874	446,111	1.61	0.75	0.33
2013	114.762	3,770	432,617	1.24	0.75	19.01

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Invesco International Growth II
PREMIER Variable Universal Life
2017	$17.106	20,069	$343,274	1.26%	0.70%	21.87%
2016	14.036	20,961	294,229	1.15	0.70	(1.39)
2015	14.234	25,487	362,771	1.27	0.70	(3.30)
2014	14.719	28,142	414,222	1.36	0.70	(0.61)
2013	14.809	36,206	536,173	1.07	0.70	17.90
Invesco Mid Cap Growth Fund I
PREMIER Variable Universal Life
2017	32.995	1,846	60,901	0.00	0.70	21.64
2016	27.125	1,889	51,236	0.00	0.70	0.06
2015	27.110	1,911	51,793	0.00	0.70	0.50
2014	26.975	1,895	51,122	0.00	0.70	7.28
2013	25.144	2,732	68,697	0.36	0.70	36.06
Invesco Mid Cap Growth Fund II
PREMIER Variable Universal Life
2017	18.348	2,599	47,682	0.00	0.70	21.29
2016	15.127	2,592	39,169	0.00	0.70	(0.13)
2015	15.146	2,674	40,466	0.00	0.70	0.34
2014	15.095	2,640	39,822	0.00	0.70	6.94
2013	14.115	2,948	41,583	0.22	0.70	35.64
JP Morgan Insurance Trust Mid Cap Value I
PREMIER Variable Universal Life
2017	35.977	32,929	1,184,695	0.79	0.70	12.97
2016	31.846	35,483	1,129,990	0.86	0.70	13.90
2015	27.960	37,337	1,044,008	0.99	0.70	(3.34)
2014	28.925	38,610	1,116,837	0.78	0.70	14.31
2013	25.305	41,640	1,053,742	1.00	0.70	31.38
JP Morgan Insurance Trust U.S. Equity I
PREMIER Variable Universal Life
2017	35.062	24,770	868,477	0.88	0.70	21.48
2016	28.862	24,831	716,690	0.99	0.70	10.16
2015	26.199	26,036	682,060	1.11	0.70	0.16
2014	26.157	27,337	715,000	0.92	0.70	13.11
2013	23.126	28,097	649,728	1.27	0.70	35.26
Morningstar Aggressive Growth ETF Asset Allocation Class I
Symetra Complete & Complete Advisor
2017	163.188	1,153	188,135	1.66	0.75	20.17
2016	135.796	1,194	162,184	1.84	0.75	11.45
2015	121.850	1,219	148,549	1.42	0.75	(2.64)
2014	125.160	1,251	156,520	1.26	0.75	4.74
2013	119.501	1,281	153,027	1.36	0.75	18.53
Morningstar Balanced ETF Asset Allocation Class I1
Symetra Complete & Complete Advisor
2017	158.918	—	—	0.00	0.75	13.65
2016	139.829	—	—	0.01	0.75	8.69
2015	128.650	76	9,781	1.67	0.75	(1.97)
2014	131.234	78	10,210	0.93	0.75	4.79
2013	125.236	79	9,947	1.04	0.75	12.19

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Morningstar Growth ETF Asset Allocation Class I
Symetra Complete & Complete Advisor
2017	$164.019	505	$82,766	2.28%	0.75%	17.68%
2016	139.379	518	72,249	1.31	0.75	9.88
2015	126.843	599	75,958	1.49	0.75	(2.22)
2014	129.723	613	79,478	1.13	0.75	4.85
2013	123.727	625	77,272	1.65	0.75	16.78
Morningstar Income & Growth ETF Asset Allocation Class I
Symetra Complete & Complete Advisor
2017	148.368	100	14,901	0.51	0.75	10.12
2016	134.733	76	10,264	2.12	0.75	6.73
2015	126.237	78	9,893	1.87	0.75	(1.52)
2014	128.185	81	10,334	1.45	0.75	3.63
2013	123.699	83	10,258	0.38	0.75	7.58
Neuberger Berman AMT Mid Cap Growth Portfolio Class I
Symetra Complete & Complete Advisor
2017	227.466	2,327	529,327	0.00	0.75	25.29
2016	181.554	2,293	416,295	0.00	0.75	4.40
2015	173.910	2,243	390,102	0.00	0.75	1.28
2014	171.720	—	—	0.00	0.75	7.58
2013	159.619	178	28,438	0.00	0.75	32.61
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I
Symetra Complete & Complete Advisor
2017	217.687	173	37,623	1.02	0.75	16.74
2016	186.479	184	34,292	0.79	0.75	16.17
2015	160.526	193	30,902	0.77	0.75	(8.34)
2014	175.124	201	35,241	1.06	0.75	13.84
2013	153.839	274	42,163	1.16	0.75	37.05
PIMCO All Asset Portfolio Admin
Symetra Complete & Complete Advisor
2017	159.476	452	72,093	4.71	0.75	13.54
2016	140.456	459	64,532	2.67	0.75	12.93
2015	124.375	467	58,088	1.94	0.75	(8.99)
2014	136.656	6,370	870,564	5.33	0.75	0.47
2013	136.012	6,356	864,544	4.73	0.75	0.27
PIMCO All Asset Portfolio Advisor
PREMIER Variable Universal Life
2017	17.199	1,737	29,882	6.55	0.70	12.59
2016	15.276	469	7,161	1.92	0.70	12.12
2015	13.625	1,463	19,919	2.39	0.70	(9.82)
2014	15.109	4,652	70,270	4.77	0.70	(0.24)
2013	15.146	7,315	110,778	4.52	0.70	(0.59)
PIMCO CommodityRealReturn Strat. Administrative Class
PREMIER Variable Universal Life
2017	7.088	62,208	440,934	11.08	0.70	1.45
2016	6.987	54,805	382,969	1.12	0.70	14.35
2015	6.110	54,973	335,900	4.49	0.70	(26.23)
2014	8.282	47,745	395,442	0.36	0.70	(18.99)
2013	10.224	41,058	419,793	1.64	0.70	(15.29)
Symetra Complete & Complete Advisor
2017	72.333	1,756	126,995	11.16	0.75	2.15
2016	70.808	1,780	125,988	1.10	0.75	15.16
2015	61.489	1,144	70,321	4.50	0.75	(25.71)
2014	82.764	1,232	101,914	0.36	0.75	(18.42)
2013	101.457	1,080	109,490	1.67	0.75	(14.70)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
PIMCO Total Return Admin
Symetra Complete & Complete Advisor
2017	$162.596	4,955	$805,698	2.02%	0.75%	4.92%
2016	154.973	4,877	755,640	2.08	0.75	2.68
2015	150.925	4,898	739,201	4.41	0.75	0.45
2014	150.248	6,846	1,028,507	2.21	0.75	4.28
2013	144.078	7,066	1,018,017	2.19	0.75	(1.96)
Pioneer Bond VCT Class I
Enhanced Variable Universal Life
2017	254.950	749	191,065	2.85	0.90	3.08
2016	247.342	761	188,076	2.77	0.90	3.17
2015	239.733	836	200,472	2.99	0.90	(0.60)
2014	241.172	847	204,208	3.40	0.90	5.11
2013	229.444	1,194	273,966	4.23	0.90	0.11
PREMIER Variable Universal Life
2017	24.903	33,672	838,518	2.85	0.70	3.28
2016	24.112	34,392	829,282	2.78	0.70	3.38
2015	23.323	36,371	848,146	2.99	0.70	(0.40)
2014	23.416	37,273	872,703	3.36	0.70	5.32
2013	22.233	40,060	890,642	4.24	0.70	0.31
Pioneer Emerging Markets VCT Class I1
Symetra Complete & Complete Advisor
2017	73.135	—	—	0.00	0.75	28.58
2016	56.879	5,111	290,735	0.52	0.75	6.31
2015	53.502	5,011	268,133	4.11	0.75	(15.36)
2014	63.208	6,608	417,706	0.69	0.75	(12.55)
2013	72.283	6,294	454,980	1.18	0.75	(1.97)
Pioneer Emerging Markets VCT Class II1
PREMIER Variable Universal Life
2017	17.416	—	—	0.00	0.70	27.60
2016	13.649	10,375	141,623	0.20	0.70	5.24
2015	12.969	11,043	143,219	3.78	0.70	(16.15)
2014	15.467	10,579	163,629	0.20	0.70	(13.41)
2013	17.862	11,415	203,893	0.87	0.70	(2.87)
Pioneer Equity Income VCT Class I
Symetra Complete & Complete Advisor
2017	222.999	4,159	927,552	1.74	0.75	15.46
2016	193.143	4,107	793,144	2.09	0.75	19.80
2015	161.220	4,036	650,614	2.07	0.75	0.49
2014	160.428	4,023	645,452	3.00	0.75	13.07
2013	141.888	3,907	554,368	2.55	0.75	29.10
Pioneer Equity Income VCT Class II
PREMIER Variable Universal Life
2017	26.612	24,149	642,622	1.47	0.70	14.38
2016	23.267	24,509	570,282	1.83	0.70	18.70
2015	19.602	25,088	491,789	1.92	0.70	(0.48)
2014	19.696	21,576	424,966	2.66	0.70	11.97
2013	17.590	23,285	409,572	2.29	0.70	27.94
Pioneer Fund VCT Class I
Enhanced Variable Universal Life
2017	346.287	2,556	885,082	1.15	0.90	20.63
2016	287.064	3,492	1,002,432	1.33	0.90	8.83
2015	263.762	3,745	987,877	1.09	0.90	(0.96)
2014	266.309	3,995	1,063,854	1.20	0.90	10.04
2013	242.016	4,464	1,080,502	1.26	0.90	32.09

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Pioneer Fund VCT Class I (continued)
PREMIER Variable Universal Life
2017	$26.322	118,454	$3,117,956	1.19%	0.70%	20.87%
2016	21.777	125,104	2,724,392	1.32	0.70	9.05
2015	19.969	134,861	2,693,151	1.09	0.70	(0.76)
2014	20.122	141,112	2,839,515	1.20	0.70	10.26
2013	18.250	148,224	2,705,127	1.26	0.70	32.35
Pioneer High Yield VCT Class I
Symetra Complete & Complete Advisor
2017	185.205	6	1,062	4.55	0.75	7.26
2016	172.666	8	1,334	4.92	0.75	14.27
2015	151.104	10	1,544	4.75	0.75	(3.95)
2014	157.311	13	1,988	4.73	0.75	0.09
2013	157.173	15	2,369	5.26	0.75	12.07
Pioneer High Yield VCT Class II
PREMIER Variable Universal Life
2017	19.687	7,414	145,960	4.31	0.70	6.28
2016	18.524	7,643	141,553	4.60	0.70	13.01
2015	16.392	3,883	63,657	4.50	0.70	(4.91)
2014	17.239	3,304	56,956	4.49	0.70	(0.99)
2013	17.411	3,819	66,480	4.97	0.70	11.05
Pioneer Mid Cap Value VCT Class I
Enhanced Variable Universal Life
2017	416.912	455	189,872	0.72	0.90	12.16
2016	371.708	868	322,755	0.71	0.90	15.51
2015	321.785	998	321,277	0.81	0.90	(6.98)
2014	345.941	1,023	353,802	0.84	0.90	14.06
2013	303.300	1,191	361,156	0.94	0.90	31.91
PREMIER Variable Universal Life
2017	35.373	37,104	1,312,498	0.83	0.70	12.38
2016	31.475	39,152	1,232,419	0.72	0.70	15.74
2015	27.194	43,228	1,175,547	0.81	0.70	(6.80)
2014	29.177	47,429	1,383,839	0.89	0.70	14.29
2013	25.529	50,443	1,287,781	0.93	0.70	32.17
Pioneer Real Estate VCT Class I
Symetra Complete & Complete Advisor
2017	193.564	2,337	452,432	2.58	0.75	3.50
2016	187.010	2,310	431,960	3.53	0.75	6.06
2015	176.333	2,283	402,535	4.35	0.75	4.79
2014	168.270	445	74,910	2.60	0.75	30.87
2013	128.576	458	58,830	2.44	0.75	1.75
Pioneer Real Estate VCT Class II
PREMIER Variable Universal Life
2017	18.382	30,580	562,116	2.31	0.70	2.58
2016	17.920	29,800	534,043	3.22	0.70	5.08
2015	17.053	33,188	565,958	2.06	0.70	3.79
2014	16.430	35,932	590,379	2.34	0.70	29.65
2013	12.673	39,370	498,943	2.09	0.70	0.83

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Pioneer Select Mid Cap Growth VCT Class I
Enhanced Variable Universal Life
2017	$490.630	3,746	$1,838,079	0.08%	0.90%	28.87%
2016	380.725	5,900	2,246,331	0.00	0.90	2.81
2015	370.326	6,686	2,476,186	0.00	0.90	0.72
2014	367.684	6,525	2,399,092	0.00	0.90	8.45
2013	339.038	7,440	2,522,372	0.00	0.90	41.18
PREMIER Variable Universal Life
2017	33.072	150,779	4,986,606	0.08	0.70	29.12
2016	25.613	157,376	4,030,849	0.00	0.70	3.01
2015	24.864	169,567	4,216,154	0.00	0.70	0.92
2014	24.637	177,137	4,364,205	0.00	0.70	8.67
2013	22.672	192,459	4,363,515	0.00	0.70	41.46
Pioneer Strategic Income VCT Class I
Symetra Complete & Complete Advisor
2017	170.752	504	86,116	3.61	0.75	5.01
2016	162.605	510	82,769	3.51	0.75	7.60
2015	151.124	515	77,730	3.19	0.75	(1.27)
2014	153.074	520	79,549	3.66	0.75	3.97
2013	147.232	485	71,360	4.28	0.75	1.17
Pioneer Strategic Income VCT Class II
PREMIER Variable Universal Life
2017	17.656	15,366	271,287	3.36	0.70	4.02
2016	16.973	16,258	275,878	3.25	0.70	6.59
2015	15.924	18,059	287,522	2.95	0.70	(2.20)
2014	16.283	20,117	327,530	3.43	0.70	2.99
2013	15.810	19,122	302,308	4.03	0.70	0.22
Templeton Developing Markets VIP Fund - Class 1
Symetra Complete & Complete Advisor
2017	112.779	524	59,072	1.18	0.75	40.65
2016	80.184	531	42,564	1.07	0.75	17.79
2015	68.072	781	53,138	2.33	0.75	(19.42)
2014	84.480	1,016	85,835	1.78	0.75	(8.09)
2013	91.914	1,966	180,731	2.03	0.75	(0.74)
Templeton Developing Markets VIP Fund - Class 2
PREMIER Variable Universal Life
2017	29.050	36,178	1,050,952	0.97	0.70	39.44
2016	20.834	37,166	774,364	0.82	0.70	16.63
2015	17.864	37,793	675,152	2.01	0.70	(20.16)
2014	22.376	37,044	828,902	1.51	0.70	(9.03)
2013	24.598	35,605	875,785	1.95	0.70	(1.61)
Templeton Global Bond VIP Fund - Class 1
Symetra Complete & Complete Advisor
2017	175.919	704	123,790	0.00	0.75	2.15
2016	172.209	716	123,386	0.00	0.75	3.21
2015	166.856	730	121,765	7.92	0.75	(4.10)
2014	173.991	2,809	488,667	5.08	0.75	2.12
2013	170.377	2,706	461,094	4.76	0.75	1.89
Templeton Global Bond VIP Fund - Class 2
PREMIER Variable Universal Life
2017	19.393	8,178	158,601	0.00	0.70	1.22
2016	19.160	9,512	182,252	0.00	0.70	2.22
2015	18.743	14,279	267,643	7.58	0.70	(4.97)
2014	19.724	15,379	303,345	5.13	0.70	1.12
2013	19.505	14,966	291,922	4.50	0.70	0.92

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Templeton Growth VIP Fund - Class 1
Symetra Complete & Complete Advisor
2017	$142.813	689	$98,456	1.83%	0.75%	18.77%
2016	120.246	689	82,869	2.59	0.75	9.90
2015	109.415	1,128	123,416	2.85	0.75	(6.24)
2014	116.693	1,132	132,086	1.84	0.75	(2.53)
2013	119.723	909	108,775	2.85	0.75	31.05
Templeton Growth VIP Fund - Class 2
PREMIER Variable Universal Life
2017	21.122	8,834	186,581	1.60	0.70	17.68
2016	17.949	8,742	156,911	2.08	0.70	8.85
2015	16.489	9,401	155,016	2.68	0.70	(7.14)
2014	17.756	10,437	185,317	1.40	0.70	(3.49)
2013	18.399	11,507	211,722	2.79	0.70	29.91
Vanguard Balanced
Symetra Complete & Complete Advisor
2017	205.991	4,147	854,235	2.31	0.75	14.72
2016	179.563	4,086	733,782	2.47	0.75	11.01
2015	161.751	4,009	648,433	0.25	0.75	0.09
2014	161.603	17	2,790	2.35	0.75	9.84
2013	147.123	21	3,019	2.52	0.75	19.88
Vanguard Diversified Value[1]
Symetra Complete & Complete Advisor
2017	184.457	—	—	0.00	0.75	13.16
2016	163.011	—	—	0.00	0.75	12.96
2015	144.303	—	—	2.58	0.75	(2.45)
2014	147.934	4,230	625,795	2.17	0.75	9.83
2013	134.693	4,107	553,118	2.14	0.75	29.40
Vanguard Equity Income
Symetra Complete & Complete Advisor
2017	227.523	487	110,897	2.46	0.75	18.25
2016	192.412	492	94,747	2.60	0.75	15.07
2015	167.216	497	83,189	2.59	0.75	0.85
2014	165.805	503	83,342	2.28	0.75	11.41
2013	148.828	471	70,166	2.36	0.75	30.04
Vanguard Equity Index
Symetra Complete & Complete Advisor
2017	222.073	6,542	1,452,785	1.78	0.75	21.66
2016	182.541	6,458	1,178,899	2.20	0.75	11.81
2015	163.259	6,528	1,065,830	1.19	0.75	1.27
2014	161.218	756	121,888	1.68	0.75	13.51
2013	142.034	764	108,440	1.79	0.75	32.18
Symetra Milestone VUL-G
2017	11.494	40,043	460,232	0.00	0.00	14.94
Vanguard High Yield Bond
Symetra Complete & Complete Advisor
2017	190.400	477	90,872	4.78	0.75	7.00
2016	177.936	482	85,797	5.28	0.75	11.35
2015	159.794	487	77,842	5.24	0.75	(1.58)
2014	162.356	2,774	450,423	5.28	0.75	4.40
2013	155.506	2,669	415,055	5.21	0.75	4.35
Vanguard International
Symetra Complete & Complete Advisor
2017	154.975	1,311	203,159	1.05	0.75	42.67
2016	108.622	1,316	142,930	1.41	0.75	1.88
2015	106.621	1,780	189,771	1.83	0.75	(0.77)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
Vanguard International (continued)
2014	$107.446	2,211	$237,550	1.45%	0.75%	(6.05)%
2013	114.371	2,260	258,468	1.44	0.75	23.26
Vanguard Mid-Cap Index
Symetra Complete & Complete Advisor
2017	232.220	2,152	499,742	1.17	0.75	19.08
2016	195.013	2,127	414,866	1.36	0.75	11.11
2015	175.507	2,303	404,272	1.01	0.75	(1.43)
2014	178.062	648	115,301	0.70	0.75	13.59
2013	156.754	419	65,623	1.09	0.75	34.93
Symetra Milestone VUL-G
2017	11.268	36,691	413,445	0.00	0.00	12.68
Vanguard REIT Index
Symetra Complete & Complete Advisor
2017	194.099	269	52,199	2.43	0.75	4.78
2016	185.250	273	50,568	2.56	0.75	8.36
2015	170.965	509	86,986	1.75	0.75	2.22
2014	167.246	719	120,228	3.32	0.75	30.11
2013	128.544	741	95,245	2.11	0.75	2.33
Vanguard Small Company Growth
Symetra Complete & Complete Advisor
2017	268.498	94	25,201	0.45	0.75	23.46
2016	217.472	88	19,052	0.34	0.75	14.94
2015	189.210	190	35,890	0.35	0.75	(2.75)
2014	194.565	286	55,621	0.29	0.75	3.38
2013	188.203	293	55,221	0.73	0.75	46.54
Vanguard Total Bond Market Index
Symetra Complete & Complete Advisor
2017	146.740	35	5,121	2.38	0.75	3.48
2016	141.803	36	5,167	2.30	0.75	2.47
2015	138.384	38	5,275	2.26	0.75	0.33
2014	137.924	40	5,488	2.46	0.75	5.89
2013	130.250	41	5,404	2.50	0.75	(2.29)
Vanguard Total Stock Market Index
Symetra Complete & Complete Advisor
2017	224.481	270	60,687	1.88	0.75	20.97
2016	185.572	281	52,192	1.45	0.75	12.56
2015	164.871	672	110,766	1.26	0.75	0.37
2014	164.265	1,040	170,815	1.35	0.75	12.29
2013	146.281	1,071	156,693	1.51	0.75	33.28
Symetra Milestone VUL-G
2017	11.472	215,455	2,471,755	0.00	0.00	14.72
Voya Global Equity Portfolio - Class S
Enhanced Variable Universal Life
2017	325.752	1,346	438,469	2.43	0.90	22.34
2016	266.274	2,317	616,932	2.53	0.90	4.81
2015	254.042	2,341	594,626	0.50	0.90	(6.35)
PREMIER Variable Universal Life
2017	25.814	2,120	54,717	2.06	0.70	22.58
2016	21.059	2,148	45,241	2.68	0.70	5.03
2015	20.051	2,719	54,516	0.50	0.70	(6.20)
VY JPMorgan Emerging Markets Equity Portfolio Initial
Enhanced Variable Universal Life
2017	324.928	2,003	650,774	0.66	0.90	42.08
2016	228.697	2,134	488,018	1.46	0.90	12.25
2015	203.743	2,303	469,198	1.53	0.90	(16.32)

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (Continued)

	As of December 31,			For the Year Ended December 31,
Sub-Account	Unit Value	Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio[3]	Total Return[4]
VY JPMorgan Emerging Markets Equity Portfolio Initial (continued)
2014	$243.468	2,367	$576,283	1.17%	0.90%	0.22%
2013	242.944	2,347	570,239	1.12	0.90	(6.34)
PREMIER Variable Universal Life
2017	39.975	2,657	106,232	0.67	0.70	42.36
2016	28.080	2,655	74,555	1.45	0.70	12.47
2015	24.966	2,619	65,377	1.50	0.70	(16.15)
2014	29.774	2,808	83,611	1.18	0.70	0.41
2013	29.651	2,955	87,665	1.21	0.70	(6.15)
Wanger USA
PREMIER Variable Universal Life
2017	50.489	9,585	483,946	0.00	0.70	18.75
2016	42.517	10,541	448,232	0.00	0.70	12.90
2015	37.660	11,342	427,157	0.00	0.70	(1.30)
2014	38.157	17,137	653,918	0.00	0.70	4.05
2013	36.671	18,643	683,683	0.14	0.70	32.82

[1]	Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

[2]
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.

[3]
These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset related administration charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.

[4]
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of reorganization. The total return ratio does not include any expenses assessed through the redemption of Units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

Symetra Separate Account SL
Notes to Financial Statements

7.	SUBSEQUENT EVENTS
The Separate Account has evaluated subsequent events through the date on which the Separate Account's financial statements were available to be issued.

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of Symetra Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Symetra Life Insurance Company (the Company) as of December 31, 2017 and 2016, the related consolidated statements of income (loss), comprehensive income (loss), changes in stockholder’s equity and cash flows for the year ended December 31, 2017 and the period from February 1, 2016 to December 31, 2016 (Successor) and for the period from January 1, 2016 to January 31, 2016 and the year ended December 31, 2015 (Predecessor), and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for the year ended December 31, 2017 and the period from February 1, 2016 to December 31, 2016 (Successor) and for the period from January 1, 2016 to January 31, 2016 and the year ended December 31, 2015 (Predecessor), in conformity with U.S. generally accepted accounting principles.

Application of Pushdown Accounting

As discussed in Note 1 to the consolidated financial statements, the Company’s parent, Symetra Financial Corporation, became a wholly owned subsidiary of Sumitomo Life Insurance Company on February 1, 2016. The Company elected to apply “pushdown” accounting as of that date and as such the impacts of the sale transaction have been reflected herein.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1987.
Seattle, Washington
March 26, 2018

3

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share data)

	As of December 31, 2017	As of December 31, 2016

ASSETS
Investments:
Available-for-sale securities:
Fixed maturities, at fair value (amortized cost: $29,599.2 and $28,097.5, respectively)	$30,281.3	$28,312.0
Marketable equity securities, at fair value (cost: $611.4 and $642.7, respectively)	755.7	717.4
Mortgage loans, net	6,241.2	5,692.2
Policy loans	54.5	57.0
Investments in limited partnerships	173.0	214.7
Derivatives, at fair value	339.1	307.4
Total investments	37,844.8	35,300.7
Cash and cash equivalents	347.5	326.3
Accrued investment income	335.2	326.7
Reinsurance recoverables	318.2	298.8
DAC and VOBA	696.2	596.7
Receivables and other assets	216.3	191.7
Other intangible assets, net	1,254.9	1,339.4
Goodwill	563.0	563.0
Separate account assets	978.1	911.4
Total assets	$42,554.2	$39,854.7
LIABILITIES AND STOCKHOLDER'S EQUITY
Funds held under deposit contracts	$35,345.9	$33,393.1
Future policy benefits	498.8	473.7
Policy and contract claims	196.6	152.8
Other policyholders' funds	117.9	118.0
Deferred income tax liabilities, net	251.1	253.4
Other liabilities	601.3	526.3
Separate account liabilities	978.1	911.4
Total liabilities	37,989.7	35,828.7
Commitments and contingencies (Note 10)
Common stock, $250 par value; 20,000 shares authorized, issued, and outstanding	5.0	5.0
Additional paid-in capital	3,867.5	3,887.4
Retained earnings (deficit)	140.9	(7.5)
Accumulated other comprehensive income, net of taxes	551.1	141.1
Total stockholder's equity	4,564.5	4,026.0
Total liabilities and stockholder's equity	$42,554.2	$39,854.7
See accompanying notes.

4

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(In millions)

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Revenues:
Premiums	$899.5	$717.5	$61.2	$716.6
Net investment income	1,284.1	1,101.3	109.7	1,339.4
Policy fees, contract charges, and other	272.7	220.1	18.3	207.0
Net realized gains (losses):
Total other-than-temporary impairment losses on securities	(6.5)	(10.6)	(3.8)	(56.1)
Less: portion recognized in other comprehensive income	0.1	(0.1)	—	17.5
Net impairment losses on securities recognized in earnings	(6.4)	(10.7)	(3.8)	(38.6)
Other net realized gains (losses)	8.3	(99.6)	(23.1)	(54.5)
Net realized gains (losses)	1.9	(110.3)	(26.9)	(93.1)
Total revenues	2,458.2	1,928.6	162.3	2,169.9
Benefits and expenses:
Policyholder benefits and claims	758.7	568.8	48.4	570.8
Interest credited	973.6	867.8	84.9	973.6
Other underwriting and operating expenses	452.5	406.6	33.0	384.5
Amortization of DAC and VOBA	74.3	59.7	8.6	90.1
Amortization of intangible assets	84.4	77.4	0.2	2.8
Total benefits and expenses	2,343.5	1,980.3	175.1	2,021.8
Income (loss) from operations before income taxes	114.7	(51.7)	(12.8)	148.1
Provision (benefit) for income taxes:
Current	9.0	19.1	(24.2)	15.8
Deferred	(154.4)	(89.6)	15.3	(46.1)
Total provision (benefit) for income taxes	(145.4)	(70.5)	(8.9)	(30.3)
Net income (loss)	$260.1	$18.8	$(3.9)	$178.4
See accompanying notes.

5

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(In millions)

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Net income (loss)	$260.1	$18.8	$(3.9)	$178.4
Other comprehensive income (loss), net of taxes and reclassification adjustments:
Changes in unrealized gains (losses) on available-for-sale securities (net of taxes of: 2017 $190.4; 2016 Successor $74.1; 2016 Predecessor $61.0; 2015 $(322.5))	411.5	137.7	113.3	(598.9)
Other-than-temporary impairments on fixed maturities not related to credit losses (net of taxes of: 2017 $0.0; 2016 Successor $(0.1); 2016 Predecessor $0.0; 2015 $(6.1))	(0.1)	(0.3)	—	(11.4)
Impact of net unrealized (gains) losses on DAC and VOBA (net of taxes of: 2017 $(17.0); 2016 Successor $(7.5); 2016 Predecessor $(13.1); 2015 $55.7)	(41.9)	(14.0)	(24.4)	103.3
Impact of cash flow hedges (net of taxes of: 2017 $(21.2); 2016 Successor $9.5; 2016 Predecessor $13.6; 2015 $19.3)	(41.1)	17.7	25.2	35.7
Other comprehensive income (loss)	328.4	141.1	114.1	(471.3)
Total comprehensive income (loss)	$588.5	$159.9	$110.2	$(292.9)
See accompanying notes.

6

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholder's Equity
Predecessor Company
January 1, 2015	$5.0	$1,642.1	$941.7	$989.4	$3,578.2
Net income	—	—	178.4	—	178.4
Other comprehensive income (loss)	—	—	—	(471.3)	(471.3)
Capital contributions	—	10.9	—	—	10.9
Dividends declared	—	—	(140.0)	—	(140.0)
Balances as of December 31, 2015	$5.0	$1,653.0	$980.1	$518.1	$3,156.2

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholder's Equity
Predecessor Company
January 1, 2016	$5.0	$1,653.0	$980.1	$518.1	$3,156.2
Net loss	—	—	(3.9)	—	(3.9)
Other comprehensive income	—	—	—	114.1	114.1
Capital contributions	—	0.4	—	—	0.4
Balances as of January 31, 2016	$5.0	$1,653.4	$976.2	$632.2	$3,266.8
______________________________________________________________________________________________________

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholder's Equity
Successor Company
February 1, 2016	$5.0	$3,941.1	$—	$—	$3,946.1
Net income	—	—	18.8	—	18.8
Other comprehensive income	—	—	—	141.1	141.1
Dividends declared	—	(53.7)	(26.3)	—	(80.0)
Balances as of December 31, 2016	$5.0	$3,887.4	$(7.5)	$141.1	$4,026.0

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Stockholder's Equity
Successor Company
January 1, 2017	$5.0	$3,887.4	$(7.5)	$141.1	$4,026.0
Net income	—	—	260.1	—	260.1
Other comprehensive income	—	—	—	328.4	328.4
Dividends declared	—	(19.9)	(30.1)	—	(50.0)
Adoption of new accounting standard	—	—	(81.6)	81.6	—
Balances as of December 31, 2017	$5.0	$3,867.5	$140.9	$551.1	$4,564.5
See accompanying notes.

7

SYMETRA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Cash flows from operating activities
Net income (loss)	$260.1	$18.8	$(3.9)	$178.4
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Net realized (gains) losses	(1.9)	110.3	26.9	93.1
Accretion and amortization of invested assets, net	295.2	292.9	8.3	98.1
Amortization of intangible assets	84.4	77.4	0.2	2.8
Other amortization, accretion and depreciation	(31.8)	(33.3)	1.3	18.1
Deferred income tax provision (benefit)	(154.4)	(89.6)	15.3	(46.1)
Interest credited on deposit contracts	973.6	867.8	84.9	973.6
Mortality and expense charges and administrative fees	(221.4)	(175.2)	(13.6)	(162.1)
Other changes in:
DAC and VOBA	(165.6)	(155.6)	(11.0)	(157.6)
Future policy benefits	28.9	17.8	(2.7)	16.9
Other policyholder reserves	79.8	47.1	3.6	24.6
Policy and contract claims	43.8	8.6	(6.1)	8.5
Other assets and liabilities	(45.4)	42.5	(47.9)	(14.0)
Other, net	(6.1)	6.1	(8.4)	(11.0)
Total adjustments	879.1	1,016.8	50.8	844.9
Net cash provided by (used in) operating activities	1,139.2	1,035.6	46.9	1,023.3
Cash flows from investing activities
Purchases of:
Fixed maturities and marketable equity securities	(6,927.8)	(5,408.5)	(448.7)	(6,781.0)
Derivatives and other investments	(177.9)	(133.6)	(5.6)	(149.1)
Issuances of mortgage loans	(1,019.1)	(1,046.1)	(45.4)	(1,016.2)
Sales of fixed maturities and marketable equity securities	2,741.9	1,672.0	202.6	2,521.2
Maturities, calls, paydowns, and other repayments	2,560.5	1,873.0	129.8	1,874.2
Cash received for sales/settlements of derivatives and other investments	245.2	85.9	20.3	59.8
Repayments of mortgage loans	420.7	377.4	33.9	368.7
Cash received (pledged or returned) as collateral, net	54.9	166.0	(19.7)	52.7
Other, net	(43.1)	(11.0)	0.6	2.9
Net cash provided by (used in) investing activities	(2,144.7)	(2,424.9)	(132.2)	(3,066.8)
Cash flows from financing activities
Policyholder account balances:
Deposits	3,622.2	3,715.4	365.4	4,335.2
Withdrawals	(2,566.4)	(2,173.8)	(169.1)	(2,155.4)
Cash dividends paid on common stock	(29.1)	(80.0)	—	(140.0)
Other, net	—	—	(1.2)	1.4
Net cash provided by (used in) financing activities	1,026.7	1,461.6	195.1	2,041.2
Net increase (decrease) in cash and cash equivalents	21.2	72.3	109.8	(2.3)
Cash and cash equivalents at beginning of period	326.3	254.0	144.2	146.5
Cash and cash equivalents at end of period	$347.5	$326.3	$254.0	$144.2
Supplemental disclosures of cash flow information
Net cash paid (received) during the year for:
Income taxes	$28.2	$(4.5)	$—	$25.0
Non-cash transactions during the period:
Fixed maturities exchanges	$649.2	$309.1	$11.1	$143.7
Limited partnership investments liability	36.4	2.2	—	1.6
Dividends paid on common stock	(20.9)	—	—	—
See accompanying notes.

8

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

1. Description of Business
The accompanying financial statements include, on a consolidated basis, the accounts of Symetra Life Insurance Company (Symetra Life) and its three wholly-owned subsidiaries, Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation, collectively referred to as "Symetra" or "the Company." Symetra Life is a stock life insurance company and a wholly-owned subsidiary of Symetra Financial Corporation, a Delaware corporation, referred to as "the Parent."
Symetra offers products and services that serve the retirement, employment-based benefits and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, benefits consultants, and independent agents and advisors in all 50 states and the District of Columbia. The Company's principal products include fixed and fixed indexed deferred annuities, single premium immediate annuities (SPIA), medical stop-loss insurance, group life and disability income (DI) insurance, limited benefit medical insurance, individual life insurance, and institutional life insurance including bank-owned life insurance (BOLI) and variable corporate owned life insurance (COLI). The Company also services its blocks of structured settlement and variable annuities.
Sumitomo Life Merger
On February 1, 2016 (the Merger Date), the Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company (Sumitomo Life), referred to as the Merger. The aggregate cash consideration paid in connection with the Merger for all of the Parent's outstanding shares of common stock was $3.7 billion.
The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). Subsequent to the Merger, the Company applied "pushdown" accounting by applying the guidance allowed by Accounting Standards Codification (ASC) 805, Business Combinations. This included the initial recognition of most of the Company's assets and liabilities at fair value as of the acquisition date, and the recognition of goodwill calculated based on the terms of the transaction and the new basis of net assets of the Company. As part of the application of this standard, certain balances were reset to zero. The new basis of accounting is the basis of the accounting records used in the preparation of financial statements and related disclosures for periods following the Merger. Prior period data has not been restated.
These financial statements include information as of December 31, 2017 and December 31, 2016, for the year ended December 31, 2017, and for the period February 1 to December 31, 2016 that relates to the Successor Company, following completion of the Merger. Information for the period January 1 to January 31, 2016 and the year ended December 31, 2015 relates to the Predecessor Company. Amounts are generally not comparable between the Successor Company and Predecessor Company due to the application of purchase accounting.
2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP). All significant intercompany transactions and balances between Symetra Life and its subsidiaries have been eliminated. Certain reclassifications have been made to prior year financial information for it to conform to the current period presentation.
The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The most significant estimates include those used to determine the following: valuation of investments carried at fair value; the balance, recoverability and amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA); the liabilities for funds held under deposit contracts, future policy benefits, and policy and contract claims; recoverability of goodwill and intangible assets; and valuation of assets and liabilities under PGAAP. The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates.
Recognition of Insurance Revenue and Related Benefits
The Company’s group insurance policies, which include medical stop-loss, limited benefit medical, and group life and DI, are short-duration contracts. Group life and DI business includes group life insurance and short- and long-term disability products. Premiums from these products are recognized as revenue when earned over the life of the policy. Policyholder claims are charged to operations as incurred.

9

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Traditional individual life insurance products, including term and whole life insurance products, are long-duration contracts, and the associated premiums and benefits are fixed. Premiums from these products are considered earned and recognized as revenue when due. Reserves are associated with earned premiums such that profits are recognized over the life of the contracts.
Deposits related to universal life (UL) insurance products and investment-type products are credited to policyholder account balances and reflected as liabilities, rather than as premium income, when received. Investment-type products include fixed deferred annuities, SPIAs, and structured settlements.
Revenues from UL insurance and investment-type products consist of net investment income on the policyholders’ fund balances, and amounts assessed for cost of insurance, policy administration, and surrender charges. These assessments are recorded in policy fees, contract charges, and other in the consolidated statements of income (loss). Expenses charged to operations for these products include interest credited and claims in excess of related policyholder account balances. These amounts are expensed as incurred.
Revenue from variable annuities, life and COLI products include mortality and expense, policy administration and surrender charges. These fees are charged to policyholders’ accounts based upon the daily net assets of the policyholders’ account values and are recognized as revenue in policy fees, contract charges, and other in the consolidated statements of income (loss) when assessed.
Separate Account Assets and Liabilities
Separate account balances relate to the Company's variable products. Separate account assets are reported at fair value and represent funds that are invested on behalf of the Company’s variable product policyholders. The assets of each separate account are legally segregated and are not subject to claims that arise out of the Company’s other business activities. Investment risks associated with market value changes are borne by the policyholder, except to the extent of death benefits guaranteed by the Company with respect to certain accounts. Net investment income and realized gains and losses accrue directly to the policyholders and are not included in the Company’s revenues. Separate account liabilities represent the policyholders' account balances in the separate account.
For variable annuity contracts with guaranteed minimum death benefits (GMDB), the Company contractually guarantees death benefits that may exceed the policyholder's account balance. The Company reinsures nearly all of the GMDB risk on its variable annuity contracts.
Funds Held Under Deposit Contracts
Funds held under deposit contracts includes liabilities for fixed deferred annuity contracts, fixed indexed annuities (FIA), SPIAs, structured settlement annuities, and universal life policies, including BOLI. For the Successor Company, these liabilities also include PGAAP-related adjustments discussed below.
Liabilities for fixed deferred annuity contracts, and the fixed account portion of FIA and universal life policies are equal to account value, plus additional liabilities for policy benefits accrued but not yet earned, credited, or redeemed. Account value represents the amount available in cash to the policyholder, without regard to any surrender fees. This is computed as deposits net of withdrawals made by the policyholder, plus amounts credited based on contract specifications, less contract fees and charges assessed, plus any additional interest. Policy benefits accrued but not yet earned, credited, or redeemed relate to bonus interest, excess death benefits, and other policy benefits that can be attributed to a specific policy or group of policies.
The liability for the indexed account portion of FIA represents the present value of future estimated guaranteed benefits, as well as an embedded derivative related to expected index credits on these policies. The embedded derivative is recorded at fair value. See Note 6 for further discussion.
For SPIAs and structured settlements, liabilities are based on discounted amounts of estimated future benefits. Future benefits are either fully guaranteed or are contingent on the survivorship of the annuitant. For policies issued subsequent to the Merger, contingent future benefits are discounted with pricing mortality assumptions, which include provisions for longer life spans over time. The interest rate pattern used to calculate the reserves for these policies is set at issue, and interest rates for the pattern vary over time. For the Successor Company, assumptions were reset for policies as of the date of the Merger, as discussed below. As of December 31, 2017, the weighted-average implied interest rate on the business was 4.03% and grades to 5.63% during the next 40 years.

10

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Impact of Purchase Accounting
In conjunction with the Merger, liabilities for in-force business were recorded at fair value and the underlying contracts were considered to be new contracts for measurement and reporting purposes as of the Merger Date. Estimating the fair value of these liabilities required the use of current assumptions relative to future investment yields, mortality, persistency, and other assumptions based on the Company’s historical experience, modified as necessary to reflect anticipated trends. The Company’s assumptions and estimates required significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay to its contract holders or the timing of those payments. At the Merger Date, the Company updated the assumptions described above to reflect current best estimates.
Either a VOBA asset or an additional insurance liability was recorded to reflect the difference between the fair value of the liability and the amounts previously established. An additional insurance liability was established for the Company's lines of business related to structured settlement, SPIA, and certain BOLI policies. The liability is reported in funds held under deposit contracts and amortized over the policy period in proportion to the approximate consumption of losses. Amortization is recorded as a reduction of interest credited.
Future Policy Benefits
The Company estimates liabilities for future policy benefits for its traditional individual life policies as the present value of expected future policy benefits less future net premiums. The Company selects the net premiums so that the actuarial present value of future benefits equals the actuarial present value of future premiums. The Company sets the interest, mortality, and persistency assumptions in the year of issue and includes a provision for adverse deviation. The provision for adverse deviation is intended to provide coverage for the risk that actual experience may be worse than locked-in best-estimate assumptions. The Company derives mortality assumptions from both company-specific and industry statistics. Future benefits are discounted at interest rates that vary by year of policy issue. These rates are initially set to be consistent with investment rates at the time of issue, and are graded to a lower rate over time. Assumptions are set at the time each product is introduced and are not updated for actual experience unless the total product liability amount is determined to be inadequate to cover future policy benefits.
The Company estimates liabilities for future policy benefits for group long-term disability policies as the present value of future benefit payments, net of terminations and reinsurance recoverables, and discounted at interest rates based on investment rates at the time of disability.
Liabilities for policies in-force as of the Merger Date were set to fair value, using assumptions that reflected current best estimates as of the Merger Date.
Policy Loans
Policy loans are carried at unpaid principal balances. Policy loans are not granted for amounts in excess of the accumulated cash surrender value of the policy or contract.
Investments in Limited Partnerships
The Company invests in limited partnerships where the primary return on investment is in the form of income tax credits and the tax benefit on the pass-through of partnership activity. These partnerships (collectively referred to as "tax credit investments") are established to invest in low-income housing and other qualifying purposes. Refer to Note 4 for further discussion.
Variable Interest Entities
The Company performs an ongoing qualitative assessment of its involvement with variable interest entities (VIEs). A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support, or where investors lack certain characteristics of a controlling financial interest. The Company assesses its contractual, ownership or other interests in a VIE to determine whether it has a variable interest in the entity, and if so, to determine whether the Company has a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If it is determined the Company is the primary beneficiary of a VIE, the Company includes the assets and liabilities of the VIE in the consolidated financial statements.
The limited partnerships that the Company invests in meet the definition of a VIE. Because the Company, as a limited partner, lacks the ability to direct the activities of any of these partnerships, it is not considered the primary beneficiary and therefore has not consolidated them. The maximum exposure to loss in these VIEs was $176.3 and $215.3 as of

11

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

December 31, 2017 and 2016, respectively. The maximum exposure to loss includes commitments to provide future capital contributions.
In the normal course of business, the Company also makes passive investments in structured securities issued by VIEs. These structured securities primarily include residential and commercial mortgage-backed securities and collateralized loan obligations. Because the Company lacks the ability to direct the activities that most significantly impact the economic performance of the VIEs, it is not considered the primary beneficiary and therefore does not consolidate them. The Company’s maximum exposure to loss with respect to these investments is limited to the amortized cost of the Company’s investment, which was $5,053.9 and $5,155.2 as of December 31, 2017 and 2016, respectively.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2017, and the accounting and disclosure requirements related to subsequent events are included in the consolidated financial statements. Management has assessed material subsequent events through March 26, 2018, the date the financial statements were available to be issued. Disclosures about subsequent events are included in the relevant note.
Other Significant Accounting Policies
The following table includes significant accounting policies that are described in other notes to the financial statements, including the number of the note.

Significant Accounting Policy	Note #
Other Intangible Assets	3
Goodwill	3
Investments	4
Mortgage Loans	5
Derivative Financial Instruments	6
Fair Value of Financial Instruments	7
Deferred Policy Acquisition Costs (DAC)	8
Value of Business Acquired (VOBA)	8
Commitments and Contingencies	10
Segment Information	11
Reinsurance	12
Liability for Unpaid Claims	13
Income Taxes	14

12

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Accounting Pronouncements

Standard	Description	Required date of adoption	Effect on the financial statements or other significant matters
Accounting Pronouncements Newly Adopted
Update No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income
This standard permits entities to reclassify the residual tax effects arising from the change in enacted tax rate from the Tax Cuts and Jobs Act of 2017 (the "2017 Tax Act"). Under the standard, the tax effects stranded in accumulated other comprehensive income may be reclassified to retained earnings.
January 1, 2019
The Company early adopted this guidance using a retrospective approach, and elected to reclassify tax effects stranded in accumulated other comprehensive income (AOCI) to retained earnings for its December 31, 2017 Financial Statements. See the Statement of Stockholder's Equity and Note 9 for the impact of adoption.

Accounting Pronouncements Not Yet Adopted
Update No. 2016-01, Financial Instruments (Topic 825): Recognition and Measurement of Financial Assets and Financial Liabilities
This standard amends recognition and disclosure requirements primarily for equity investments carried at fair value. Under the standard, changes in fair value will be recorded in income. In addition, the requirement to disclose the fair value of financial instruments held at amortized cost has been eliminated for nonpublic companies.
January 1, 2018
The Company adopted the standard using a modified retrospective approach.

The Company holds equity investments classified as available-for-sale securities that were impacted by the standard.

Upon adoption, $114.0 of net unrealized gains, net of taxes of $30.3, related to these securities were reclassified from AOCI to retained earnings.

Subsequent to adoption, the Company expects increased volatility in net income, as fluctuations in fair value of these securities will be recorded through realized gains (losses) on the consolidated statements of income.

Update No. 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities
This standard amends the recognition and measurement of hedging instruments to better represent an entity's risk management activities. Under the standard, the requirement to separately measure and report hedge ineffectiveness is eliminated. In addition, the standard provides relief from certain initial documentation requirements and replaces the requirement for quarterly quantitative ineffectiveness testing with a qualitative approach.
January 1, 2019
The Company is in the early stages of evaluating the potential impact of the standard on its financial statements. The Company holds derivative instruments that will be impacted by the standard (See Note 6 for details regarding these holdings).

Upon adoption, the Company will apply the standard using a modified retrospective approach. The Company is considering whether to early adopt.

Update No. 2016-02, Leases (Topic 842)
This standard amends the recognition requirements for all leases with a term greater than 12 months and provides new guidelines for the identification of a lease within a contract. Under the standard, companies must measure and recognize a liability to make lease payments and a right-of-use asset representing the right to use the underlying asset for the lease term. In addition, the standard requires expanded quantitative and qualitative disclosures.
January 1, 2019
The Company is in the early stages of evaluating the potential impact of the standard on its financial statements. The majority of the Company's leases are currently accounted for as operating leases.

Upon adoption, the Company will apply the standard using a modified retrospective approach and apply the requirements to all existing leases.

13

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Accounting Pronouncements Not Yet Adopted (cont.)
Update No. 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities
This standard amends the guidance for amortization of premiums on purchased callable debt securities. Under the standard, premiums on these securities will be amortized to the earliest call date, rather than final maturity of the security. The guidance applies only to bonds for which the call date and price is fixed. Further, the amortization period for debt securities carried at a discount will not be impacted.
January 1, 2019
The Company is in the early stages of evaluating the potential impact of the standard on its financial statements.

Upon adoption, the Company will apply the standard using a modified retrospective approach.

Update No. 2016-13, Financial Instruments - Credit Losses (Topic 326)
This standard amends the credit loss measurement guidance for available-for-sale securities. Credit losses will be recognized in a credit allowance account rather than as reductions in the amortized cost of the securities. Further, entities are no longer allowed to consider length of time a security has been underwater as a factor when evaluating credit losses.
This standard also amends existing guidance on the impairment of certain financial instruments by adding an impairment model that reflects expected credit losses. This requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates.
January 1, 2020
The Company is in the early stages of evaluating the potential impact of the standard on its financial statements.

Upon adoption, the Company will apply the standard using a modified retrospective approach.

Update No. 2017-04, Intangibles - Goodwill and Other (Topic 350)
This standard removes the requirement to calculate the implied fair value of goodwill (Step 2 of the goodwill impairment test) to measure a goodwill impairment charge. A goodwill impairment charge will now be measured as the amount by which a reporting unit's carrying value exceeds its fair value determined in Step 1 of the goodwill impairment test.

This impairment test will be applied to goodwill assigned to all reporting units, even those with zero or negative carrying amounts. Entities will be required to disclose the amount of goodwill assigned to reporting units with zero or negative carrying amounts.
	January 1, 2020	The Company is monitoring the potential impact of the standard on its annual goodwill impairment assessment. Upon adoption, the Company will apply the standard prospectively.
3. Sumitomo Life Merger
On the Merger Date, the Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company. Refer to Note 1 for further details on this transaction.

14

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following table summarizes the fair value of the Company's assets acquired and liabilities assumed at the Merger Date:

Fair Value As of February 1, 2016
Assets
Fixed maturities	$26,638.8
Marketable equity securities	627.5
Mortgage loans	5,077.0
Policy loans	58.3
Investments in limited partnerships	238.7
Derivatives	149.7
Total investments	32,790.0
Cash and cash equivalents	254.0
Accrued investment income	326.6
Reinsurance recoverables	321.5
VOBA	457.6
Receivables and other assets	217.0
Other intangible assets	1,416.8
Goodwill	563.0
Separate account assets	858.2
Total assets	$37,204.7

Liabilities
Funds held under deposit contracts	$31,047.4
Future policy benefits	459.3
Policy and contract claims	144.2
Other policyholders' funds	150.7
Deferred income tax liabilities, net	260.8
Other liabilities	338.0
Separate account liabilities	858.2
Total liabilities	33,258.6
Net assets acquired	$3,946.1
Other Intangible Assets
In conjunction with the Merger, the Company recognized certain specifically identifiable intangible assets. Intangible assets with finite lives are amortized on a straight-line basis over the estimated useful life of the assets. Amortizable intangible assets consist of value of distribution acquired (VODA), value of customer relationships acquired (VOCRA), trade names and technology. VODA represents the present value of expected future profits associated with the expected future business derived from distribution relationships in existence as of the Merger Date. VOCRA represents the present value of the expected future profits associated with the Company's group insurance business in-force in the Benefits segment as of the Merger Date, including the value of renewals associated with this business. Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.
Other intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. Conditions that would necessitate an impairment assessment include a significant change in the extent or manner in which an asset is used or any other significant adverse change that would indicate that the carrying amount of an asset or group of assets may not be recoverable. Impairment is only recorded if the asset’s carrying amount is not recoverable through its undiscounted future cash flows. If an impairment exists, the amount is measured as the difference between the carrying amount and fair value.

15

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Identified intangible assets recognized by the Company included the following:

	Estimated Fair Value on Acquisition Date	Weighted Average Estimated Useful Life
VODA	$782.0	35 years
VOCRA	361.8	10 years
Trade names	190.0	17 years
Technology	72.0	5 years
Total intangible assets subject to amortization	1,405.8	24.3 years
Insurance licenses	11.0	Indefinite
Total intangible assets	$1,416.8
The following table sets forth the gross carrying amounts and accumulated amortization for identified intangible assets as of December 31, 2017 and 2016:

	As of December 31, 2017		As of December 31, 2016
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
VODA	$782.0	$(43.5)	$782.0	$(20.8)
VOCRA	361.8	(69.4)	361.8	(33.1)
Trade names	190.0	(21.4)	190.0	(10.3)
Technology	72.0	(27.6)	72.0	(13.2)
Total intangible assets subject to amortization	1,405.8	(161.9)	1,405.8	(77.4)
Insurance licenses	11.0	—	11.0	—
Total intangible assets	$1,416.8	$(161.9)	$1,416.8	$(77.4)
The following table sets forth the estimated future aggregate amortization expense for the next 5 years:

Year	Amount
2018	$84.5
2019	84.5
2020	84.5
2021	70.9
2022	69.6
Goodwill
Goodwill was determined based on the terms of the transaction and the fair value of the net assets of the Company under the new basis of accounting. It represents the acquisition price in excess of the fair value of net assets acquired in the Merger, including identifiable intangible assets, and reflects the Company’s future growth potential, assembled workforce and other sources of value not associated with identifiable assets. The Company's goodwill balance was assigned to its reporting units, which are the same as the Company's reportable segments (Benefits, Deferred Annuities, Income Annuities and Individual Life). The goodwill recognized is not deductible for tax purposes.
The Company reviews goodwill for impairment at least annually, as of July 1, or more frequently if there are indicators of impairment, with consideration given to financial performance and estimates of the future profitability of the associated lines of business. When evaluating whether goodwill is impaired, the Company generally first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that goodwill balances are impaired. If it is determined that it is more likely than not that an impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. If the fair value is lower than the carrying amount, the Company determines the implied fair value of goodwill and records an impairment equal to the excess of the existing goodwill balance over the implied fair value. During the third quarter of 2017, the Company performed its annual impairment assessment of goodwill and determined that goodwill was not impaired.

16

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Value of Business Acquired (VOBA)
As a result of the Merger, the Company's DAC balance was reset to zero, and a balance for VOBA was established. Refer to Note 8 for more detailed discussion.
Treatment of Outstanding Employee Awards
At or immediately prior to the effective time of the Merger, unvested and outstanding awards granted under the Symetra Financial Corporation Equity Plan, in which the Company's employees participated, were canceled and converted into a right to receive an amounts in cash, without interest. This included stock options, restricted stock, and performance unit awards. Upon completion of the Merger, $16.7 was recorded as an expense of the Successor Company related to these awards.
4. Investments
The Company's investment portfolio consists in large part of fixed maturities and commercial mortgage loans, as well as a smaller allocation of marketable equity securities, investments in limited partnerships, and derivatives. As of December 31, 2017, the Company had no investments in related parties.
Available-for-Sale Securities
The Company classifies its investments in fixed maturities as available-for-sale and carries them at fair value. Fixed maturities primarily include bonds, mortgage-backed securities, collateralized loan obligations and redeemable preferred stock. See Note 7 for information on the valuation of these securities and additional disclosures regarding fair value measurements.
In addition, as of the Merger Date, the Company classified all of its investments in marketable equity securities as available-for-sale. Equity investments primarily consist of common stock and exchange-traded funds (ETFs) in support of long-duration insurance products in the Income Annuities segment. Prior to the Merger, a portion was classified as trading.
The Company reports net unrealized gains (losses) related to its available-for-sale securities in AOCI in stockholder’s equity, net of related DAC and VOBA adjustments and deferred income taxes. The cost of securities sold is determined using the specific-identification method.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Prepayments of fixed maturities and commercial mortgage loans result in accelerated amortization or accretion of the premium or discount associated with the investment, which is recorded in realized gains and losses.
Interest income for fixed maturities is recognized using the effective yield method. For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Quarterly, the Company compares actual prepayments to anticipated prepayments and recalculates the effective yield to reflect actual payments plus anticipated future payments. The Company includes any resulting adjustment in net investment income in the current period.
When the collectibility of interest income for fixed maturities is considered doubtful, any accrued but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal are paid.
The following tables summarize the Company's available-for-sale fixed maturities and marketable equity securities. As of the Merger Date, the book value of the Company’s fixed maturity and marketable equity securities was increased to fair value, which resulted in the elimination of previously recorded unrealized gains and losses from AOCI and an overall net premium balance included in the new cost basis.

17

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

	As of December 31, 2017
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agencies	$426.9	$0.2	$(4.9)	$422.2
State and political subdivisions	794.3	5.0	(6.9)	792.4
Corporate securities	23,223.8	768.9	(60.5)	23,932.2
Residential mortgage-backed securities	2,516.0	6.6	(49.8)	2,472.8
Commercial mortgage-backed securities	795.0	3.8	(3.1)	795.7
Collateralized loan obligations	1,128.1	18.5	—	1,146.6
Other debt obligations	715.1	9.8	(5.5)	719.4
Total fixed maturities	29,599.2	812.8	(130.7)	30,281.3
Marketable equity securities	611.4	150.7	(6.4)	755.7
Total	$30,210.6	$963.5	$(137.1)	$31,037.0

	As of December 31, 2016
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities:
U.S. government and agencies	$397.3	$0.4	$(5.6)	$392.1
State and political subdivisions	943.0	1.3	(13.5)	930.8
Corporate securities	21,497.2	423.5	(151.7)	21,769.0
Residential mortgage-backed securities	2,633.1	3.7	(52.2)	2,584.6
Commercial mortgage-backed securities	920.5	2.7	(6.4)	916.8
Collateralized loan obligations	1,198.7	18.7	(3.8)	1,213.6
Other debt obligations	507.7	4.2	(6.8)	505.1
Total fixed maturities	28,097.5	454.5	(240.0)	28,312.0
Marketable equity securities	642.7	81.9	(7.2)	717.4
Total	$28,740.2	$536.4	$(247.2)	$29,029.4
The Company maintains a diversified portfolio of corporate fixed maturity securities across industries. The following table presents the composition of the Company's corporate securities portfolio by sector:

	As of December 31, 2017		As of December 31, 2016
	Fair Value	% of Total	Fair Value	% of Total
Industrial	$4,446.7	18.6%	$4,020.8	18.5%
Consumer discretionary	3,379.9	14.1	2,994.9	13.8
Utilities	3,088.8	12.9	2,466.4	11.3
Financial	2,826.1	11.8	2,281.5	10.5
Consumer staples	2,704.0	11.3	2,785.5	12.8
Health care	2,635.5	11.0	2,832.6	13.0
Other	4,851.2	20.3	4,387.3	20.1
Total	$23,932.2	100.0%	$21,769.0	100.0%
As of December 31, 2017, the Company's corporate fixed maturities included public utilities and redeemable preferred stock with fair values of $3,088.8 and $69.5, respectively, and amortized costs of $2,981.4 and $66.1, respectively. Additionally, the Company had fixed maturity investments in foreign governments with fair value of $101.4 and amortized cost of $100.3, which are classified as other debt obligations. All of these investments are reported on the balance sheet at fair value.

18

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following table provides additional information about equity investments held by the Company as of December 31, 2017:

	Cost or Amortized Cost	Fair Value	Amount as shown in Balance Sheet
Marketable Equity Securities:
Banks, trusts, and insurance companies	$431.9	$550.0	$550.0
Industrial, miscellaneous, and all other	146.6	173.1	173.1
Nonredeemable preferred stock	32.9	32.6	32.6
Total marketable equity securities	$611.4	$755.7	$755.7
The following tables summarize gross unrealized losses and fair values of the Company's available-for-sale investments. The tables are aggregated by investment category and present separately those securities that have been in a continuous unrealized loss position for less than twelve months and for twelve months or more.

	As of December 31, 2017
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Fixed maturities:
U.S. government and agencies	$111.2	$(0.3)	4	$206.2	$(4.6)	30
State and political subdivisions	311.8	(2.8)	48	169.7	(4.1)	36
Corporate securities	4,963.8	(34.3)	396	1,257.7	(26.2)	82
Residential mortgage-backed securities	693.4	(7.7)	176	1,509.9	(42.1)	351
Commercial mortgage-backed securities	296.5	(1.4)	24	60.5	(1.7)	19
Collateralized loan obligations	10.0	—	1	—	—	—
Other debt obligations	218.0	(2.5)	32	109.3	(3.0)	13
Total fixed maturities	6,604.7	(49.0)	681	3,313.3	(81.7)	531
Marketable equity securities	34.8	(3.3)	153	40.7	(3.1)	9
Total	$6,639.5	$(52.3)	834	$3,354.0	$(84.8)	540

	As of December 31, 2016
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Fixed maturities:
U.S. government and agencies	$273.4	$(5.6)	41	$—	$—	—
State and political subdivisions	758.8	(13.5)	118	—	—	—
Corporate securities	8,282.2	(151.7)	546	—	—	—
Residential mortgage-backed securities	2,358.1	(52.2)	467	—	—	—
Commercial mortgage-backed securities	449.6	(6.4)	54	—	—	—
Collateralized loan obligations	384.2	(3.8)	27	—	—	—
Other debt obligations	388.6	(6.8)	48	—	—	—
Total fixed maturities	12,894.9	(240.0)	1,301	—	—	—
Marketable equity securities	95.0	(7.2)	36	—	—	—
Total	$12,989.9	$(247.2)	1,337	$—	$—	—
Based on National Association of Insurance Commissioners (NAIC) ratings as of December 31, 2017 and 2016, the Company held below-investment-grade fixed maturities with fair values of $1,111.4 and $1,295.7, respectively, and amortized costs of $1,029.6 and $1,220.8, respectively. These holdings amounted to 3.7% and 4.6% of the Company's investments in fixed maturities, at fair value, as of December 31, 2017 and 2016, respectively.

19

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following table summarizes the amortized costs and fair values of fixed maturities as of December 31, 2017, by contractual years to maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Amortized Cost	Fair Value
One year or less	$896.0	$895.9
Over one year through five years	8,179.0	8,275.6
Over five years through ten years	10,136.9	10,346.4
Over ten years	5,333.4	5,730.3
Total fixed maturities with contractual maturity dates	24,545.3	25,248.2
Residential mortgage-backed securities	2,516.0	2,472.8
Commercial mortgage-backed securities	795.0	795.7
Collateralized loan obligations	1,128.1	1,146.6
Other asset-backed securities	614.8	618.0
Total fixed maturities	$29,599.2	$30,281.3
The following table summarizes the Company's net investment income:

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Fixed maturities	$1,055.8	$915.3	$95.5	$1,151.3
Marketable equity securities	17.9	19.4	0.3	18.1
Mortgage loans	239.9	195.1	21.3	247.6
Other (1)	9.9	7.1	(4.1)	(40.2)
Total investment income	1,323.5	1,136.9	113.0	1,376.8
Investment expenses	(39.4)	(35.6)	(3.3)	(37.4)
Net investment income	$1,284.1	$1,101.3	$109.7	$1,339.4
____________________

(1)	Predecessor Company income included net pass through activity from tax credit investments.

20

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following table summarizes the Company's net realized gains (losses):

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Fixed maturities:
Gross gains on sales	$23.1	$20.7	$2.4	$13.2
Gross losses on sales	(10.4)	(24.3)	(1.2)	(22.2)
Net impairment losses	(6.4)	(10.7)	(3.8)	(38.6)
Marketable equity securities, available-for-sale:
Gross gains on sales	29.9	4.7	—	10.4
Gross losses on sales	(3.3)	(4.2)	—	(3.1)
Investments in limited partnerships (1):
Tax credit investments	(54.9)	(47.1)	(0.6)	(40.9)
Net gains (losses) - FIA (2)	48.1	0.7	(4.2)	(16.1)
DAC and VOBA adjustment	(16.6)	3.7	(0.5)	7.2
Other (3)	(7.6)	(53.8)	3.5	(13.0)
Marketable equity securities, trading (4)	—	—	(22.5)	10.0
Net realized gains (losses)	$1.9	$(110.3)	$(26.9)	$(93.1)
____________________

(1)
Successor Company results reflect losses related to tax credit investments. Prior to the Merger, pass through activity from tax credit investments was recorded in net investment income. Historical periods have not been adjusted.

(2)
Includes changes of fair value of the FIA embedded derivative (VED) and related options, excluding options related to the Company's block of FIA business sold during the late 1990s. Also includes the impact of annual unlocking on the VED, which is further discussed in Note 7.

(3)
Includes net gains (losses) related to calls and redemptions, certain derivatives not designated for hedge accounting, commercial mortgage loans, and other instruments. For more information on net gain (losses) on derivatives not designated as hedges, refer to Note 6.

(4)
Predecessor Company results include net gains (losses) on changes in the fair value of trading securities held as of period end totaling $(22.7) and $4.0 for the one month ended January 31, 2016 and the year ended December 31, 2015, respectively.

Other-Than-Temporary Impairments (OTTI)
The Company's review of available-for-sale investment securities for OTTI includes both quantitative and qualitative criteria. Quantitative criteria include the length of time and amount that each security is in an unrealized loss position (i.e., is underwater) and, for fixed maturities, whether expected future cash flows indicate that a credit loss exists.
While all securities are monitored for impairment, the Company's experience indicates that, under normal market conditions, securities for which the cost or amortized cost exceeds fair value by less than 20% do not typically represent a significant risk of impairment and, often, fair values recover over time as the factors that caused the declines improve. If the estimated fair value has declined and remained below cost or amortized cost by 20% or more for at least six months, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary decline. To make this determination for each security, the Company considers, among other factors:

•	Extent and duration of the decline in fair value below cost or amortized cost;

•
Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential or compliance with terms and covenants of the security;

•	Changes in the financial condition of the security's underlying collateral;

•	Any downgrades of the security by a rating agency;

•	Nonpayment of scheduled interest, or the reduction or elimination of dividends; and

•	Other indications that a credit loss has occurred.
Fixed Maturities
For fixed maturities, the Company concludes that an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its

21

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

amortized cost, considering any regulatory developments, prepayment or call notifications and the Company's liquidity needs. If there is an intent or requirement to sell the security, the entire unrealized loss is recognized as an OTTI in net realized gains (losses).
An OTTI has also occurred if the present value of expected cash flows is less than the amortized cost of the security (i.e., a credit loss exists). In such cases, the Company isolates the portion of the total unrealized loss related to the credit loss, which is recognized in realized gains (losses) on the consolidated statements of income (loss), and the remainder is recorded as a non-credit OTTI through other comprehensive income.
To determine the amount of a credit loss, the Company calculates the recovery value by discounting its estimate of future cash flows from the security. The discount rate is the original effective yield for corporate securities, which reflects book value adjustments made at PGAAP, or current effective yield for mortgage-backed and other structured securities. The amount of the credit loss equals the difference between the carrying value and recovery value of the security.
Determination of Credit-Related OTTI on Corporate Securities
To determine the recovery value for a corporate security, the Company performs an analysis including, but not limited to, the following:

•	Expected cash flows of the issuer;

•	Fundamentals of the industry in which the issuer operates;

•	Fundamentals of the issuer to determine what the Company would recover if the issuer were to file for bankruptcy or restructure its debt outside of bankruptcy;

•	Expectations regarding defaults and recovery rates;

•	Changes to the rating of the security by a rating agency;

•	Third-party guarantees; and

•	Additional available market information.
Determination of Credit-Related OTTI on Structured Securities
To determine the recovery value for a structured security, including residential mortgage-, commercial mortgage- and other asset-backed securities, the Company performs an analysis including, but not limited to, the following:

•	Expected cash flows from the security;

•	Creditworthiness;

•	Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;

•	Underlying collateral values, vintage year and level of subordination;

•	Geographic concentrations; and

•	Susceptibility to prepayment due to changes in the interest rate environment.

22

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The largest write-downs recorded through net realized gains (losses) on fixed maturities were related to investments in the following sectors:

	Successor Company				Predecessor Company
	For the Year Ended December 31, 2017		February 1 to December 31, 2016		January 1 to January 31, 2016		For the Year Ended December 31, 2015
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Federal Government (1)	3.1	48.4	3.7	34.6	—	—	1.6	4.1
Telecommunication services	2.6	40.6	—	—	—	—	—	—
Health care	0.5	7.8	1.6	15.0	—	—	—	—
Financials	0.1	1.6	4.2	39.3	—	—	1.8	4.7
Energy	—	—	0.4	3.7	3.8	100.0	30.5	79.0
Other	0.1	1.6	0.8	7.4	—	—	4.7	12.2
Net impairment losses recognized in earnings	$6.4	100.0%	$10.7	100.0%	$3.8	100.0%	$38.6	100.0%
____________________

(1)	Impairments on U.S. Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
The following table presents the severity and duration of the gross unrealized losses on the Company's underwater available-for-sale fixed maturities, after the recognition of OTTI:

	As of December 31, 2017			As of December 31, 2016
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Fixed maturities:
Underwater by 20% or more:
Less than 6 consecutive months	$5.2	$(1.7)	6	$1.9	$(0.6)	2
6 consecutive months or more	0.9	(0.8)	3	0.1	(0.3)	5
Total underwater by 20% or more	6.1	(2.5)	9	2.0	(0.9)	7
All other underwater fixed maturities	9,911.9	(128.2)	1,203	12,892.9	(239.1)	1,294
Total underwater fixed maturities	$9,918.0	$(130.7)	1,212	$12,894.9	$(240.0)	1,301
Marketable Equity Securities
For equity securities, the Company concludes an OTTI has occurred if it does not have the intent or ability to hold the security until recovery, or if qualitative factors otherwise indicate that the security's cost will not be recovered. If an OTTI exists, the entire unrealized loss is recognized as an OTTI in net realized gains (losses).

23

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Changes in the amount of credit-related OTTI recognized in net income where the portion related to other factors was recognized in other comprehensive income (OCI) were as follows:

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Balance, beginning of period	$4.4	$—	$27.7	$20.1
Increases recognized in the current period:
For which an OTTI was not previously recognized	0.2	4.1	—	8.3
For which an OTTI was previously recognized	—	0.9	—	7.8
Decreases attributable to:
Securities sold or paid down during the period	(0.8)	(0.6)	(0.4)	(7.4)
Previously recognized credit losses on securities impaired during the period due to a change in intent to sell (1)	—	—	—	(1.1)
Balance, end of period	$3.8	$4.4	$27.3	$27.7
____________________

(1)	Represents circumstances where the Company determined in the period that it intended to sell the security prior to recovery of its amortized cost.
The Company reviewed its available-for-sale securities with unrealized losses as of December 31, 2017 and 2016 in accordance with its impairment policy and determined, after the recognition of OTTI, that the declines in fair value were temporary. For fixed maturities, the Company did not intend to sell its underwater securities, and it was not more likely than not that the Company will be required to sell the securities before recovery of cost or amortized cost, which may be maturity. This conclusion is supported by the Company's spread analyses, cash flow modeling and expected continuation of contractually required principal and interest payments.
Investments in Limited Partnerships — Low-Income Housing Project Investments
The Company invests in limited partnerships that are established to fund low-income housing and other qualifying purposes, where the primary return on investment is in the form of income tax credits. These are collectively referred to as "tax credit investments." The majority of the Company's tax credit investments relate to low-income housing project investments. As of December 31, 2017 and 2016, the Company's tax credit investments had carrying values of $173.0 and $195.2, respectively, of which $165.8 and $186.0, respectively, related to low-income housing project investments.
The Company’s tax credit investments are accounted for under the equity method, which recognizes the Company's share of partnership income or loss (pass through activity) in earnings. Typically, low-income housing project investments are written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Subsequent to the Merger, activity related to these investments is recorded in other net realized gains (losses). Prior to the Merger, pass through activity was recorded as a reduction to net investment income. The associated tax credits are reported in the provision for income taxes.
For certain partnerships, the Company contributes its investment commitment over time, and the present value of any unfunded commitments is included in the asset balance and recorded in other liabilities.
The following table sets forth the impact of low-income housing project investments on net income. These amounts do not include the impacts of the Company's holdings in other types of tax credit investments.

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Pass through activity	$(27.4)	$(24.0)	$(2.1)	$(30.6)
Write downs	(25.6)	(1.0)	(0.5)	(8.3)
Tax benefits	18.6	8.8	0.9	13.6
Tax credits, net	34.7	35.5	3.1	45.2
Impact to net income	$0.3	$19.3	$1.4	$19.9

24

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The 2017 Tax Act caused a decrease in the Company's expected tax benefits from future pass through activity due to the reduction in the corporate tax rate to 21% from 35%, resulting in impairments of $18.4 during the year ended December 31, 2017.
5. Mortgage Loans
The Company originates and manages a portfolio of mortgage loans, which are secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial and office building sectors. Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property and borrower analyses. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees, and all mortgaged properties are inspected annually. The Company updates each loan's LTV ratio every period based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
The Company's mortgage loan portfolio is diversified by geographic region, loan size and scheduled maturity. As of December 31, 2017, the three states with the largest concentrations of the Company's commercial mortgage loans were California, Texas and Washington representing 27.0%, 10.9%, and 6.7%, respectively, of total outstanding principal. Of the loans in California, 42.7% related to properties located in the Los Angeles area.
As of the Merger Date, all outstanding mortgage loans were measured at fair value, which resulted in the establishment of a net premium for the portfolio. This net premium is amortized into net investment income for each loan based on its expected maturity, using the effective interest rate method. As of December 31, 2017 and 2016, the unamortized premium balance was $177.1 and $228.4, respectively. Each mortgage loan was individually analyzed and assigned a discount rate used to determine the fair value. Various market factors were considered in determining the net present value of the expected cash flows, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing and credit-related risks, were also considered in the fair value determination. In addition, the balances of deferred costs, unearned fees, and allowance for loan losses were set to zero.
For loans issued subsequent to the Merger, the carrying value of mortgage loans reflects outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for loan losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Interest income, including amortization of deferred fees and expenses, is recorded in net investment income using the effective interest rate method.
Allowance for Loan Losses
The allowance for losses on mortgage loans provides for the risk of credit loss inherent in the lending process. The allowance consists of a portfolio reserve for probable losses incurred but not specifically identified and, as needed, specific reserves for impaired loans. The allowance for losses on mortgage loans is evaluated at each reporting period and adjustments are recorded when appropriate. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. The Company establishes specific reserves for these loans when the fair value is less than the carrying value.
To assist in its evaluation of the allowance for loan losses, the Company utilizes the following credit quality indicators to categorize its loans as lower, medium or higher risk:

•	Lower Risk Loans – Loans with an LTV ratio of less than 65%, and a DSCR of greater than 1.50.

•	Medium Risk Loans – Loans that have an LTV ratio of less than 65% but a DSCR below 1.50, or loans with an LTV ratio between 65% and 80% and a DSCR of greater than 1.50.

•	Higher Risk Loans – Loans with an LTV ratio greater than 80%, or loans which have an LTV ratio between 65% and 80% and a DSCR of less than 1.50.
Loans held as of February 1, 2016 (referred to as PGAAP loans) were adjusted to fair value, which incorporated expectations for credit losses at that time, and the allowance was set to zero. The Company separately monitors these loans for deterioration in credit quality or other indicators that a loss has incurred. Any allowance related to these PGAAP loans reflects losses incurred subsequent to the Merger.

25

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following table sets forth the Company's mortgage loans by risk category:

	As of December 31, 2017		As of December 31, 2016
	Balance	%	Balance	%
Lower risk	$1,486.1	69.8%	$760.4	70.3%
Medium risk	486.3	22.8	261.9	24.2
Higher risk	157.6	7.4	59.2	5.5
Subtotal, excluding certain PGAAP loans	2,130.0	100.0	1,081.5	100.0
Lower risk	2,899.2	70.7	3,097.6	67.2
Medium risk	896.8	21.8	1,071.3	23.2
Higher risk	308.4	7.5	441.3	9.6
Subtotal, certain PGAAP loans (1)	4,104.4	100.0%	4,610.2	100.0%
Loans specifically evaluated for impairment (2)	4.8		—
Other (3)	2.0		0.5
Total	$6,241.2		$5,692.2
________________

(1)	Represents loans set to fair value on February 1, 2016 for which there are no indications of subsequent credit deterioration.

(2)	As of both December 31, 2017 and 2016, no reserve amounts were held for loans specifically evaluated for impairment.

(3)	Includes allowance for loan losses and deferred fees and costs.
In developing the portfolio reserve for incurred but not specifically identified losses, the Company evaluates loans by risk category. The Company considers past loan experience, commercial real estate market conditions, third-party data for expected losses on loans with similar LTV ratios and DSCRs, personal guarantees, and other relevant factors when determining whether an allowance is needed for loans categorized as medium or higher risk. No allowance is recorded for lower risk loans, based on their characteristics and the Company's historical experience. In developing the provision for specifically identified loans, a market valuation on the collateral is performed to determine if a reserve is necessary.
The following table summarizes the activity in the Company’s allowance for mortgage loan losses, which includes portfolio and specific reserves:

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Allowance at beginning of period (1)	$0.7	$—	$8.1	$8.1
Provision for loans not specifically identified	0.3	0.7	—	—
Allowance at end of period	$1.0	$0.7	$8.1	$8.1
_______________________

(1)	Balance was reset to $0.0 on February 1, 2016 due to PGAAP.
Non-performing loans, defined generally as those in default, close to being in default or more than 90 days past due, are placed on non-accrual status. As of December 31, 2017 and 2016, no loans were considered non-performing.
6. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and foreign currency swaps. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities. All of the Company’s derivative financial instruments are individually recognized at fair value as either assets within derivatives and other invested assets, or liabilities within other liabilities in the consolidated balance sheets.
The accounting for derivatives depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. In

26

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

addition, in connection with purchase accounting, the Company formally redesignated its hedge accounting relationships as of the Merger Date.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI and reclassified into net income in the same period during which the hedged transaction affects net income. Any hedge ineffectiveness is recorded in the consolidated statements of income (loss) within net realized gains (losses). If a derivative instrument does not qualify, or is not designated for hedge accounting, the changes in its fair value are recorded in the consolidated statements of income (loss) within net realized gains (losses).
The Company prospectively discontinues hedge accounting when: (1) the criteria to qualify for hedge accounting is no longer met (e.g., the derivative is no longer highly effective in offsetting the change in cash flows of a hedged item); (2) the derivative expires, is sold, terminated or exercised; or (3) the derivative is de-designated as a hedging instrument for hedge accounting purposes. If it is determined that a derivative no longer qualifies as an effective hedge, the derivative continues to be carried in the consolidated balance sheet at its fair value, with changes in fair value recognized prospectively in the consolidated statements of income (loss) within net realized gains (losses).
The Company also issues fixed indexed annuity contracts that contain embedded derivatives, which are recorded at fair value in funds held under deposit contracts in the consolidated balance sheets. Changes in fair value are recognized in net realized gains (losses).
Derivative Exposure
The following table sets forth the fair value of the Company's derivative instruments:

	As of December 31, 2017			As of December 31, 2016
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$968.1	$1.5	$1.4	$719.8	$3.3	$16.3
Foreign currency swaps	686.2	75.5	5.6	701.1	141.9	—
Total derivatives designated as hedges	$1,654.3	$77.0	$7.0	$1,420.9	$145.2	$16.3
Derivatives not designated as hedges:
Index options	$6,696.1	$261.9	$1.5	$5,116.4	$161.7	$1.7
Total return swaps	—	—	—	384.0	—	22.8
Embedded derivatives	—	—	797.5	—	—	532.4
Other derivatives	22.2	0.2	—	166.3	0.5	0.5
Total derivatives not designated as hedges	6,718.3	262.1	799.0	5,666.7	162.2	557.4
Total derivatives	$8,372.6	$339.1	$806.0	$7,087.6	$307.4	$573.7
Equity Market Contracts and Embedded Derivatives
The Company uses indexed call options as part of its equity market risk management strategy. The Company offers a FIA contract that permits the contract holder to allocate all or a portion of their account value to an index-linked component, where interest credited to the contract is linked to index performance, subject to caps or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in call options according to the portfolio allocation decisions of the contract holders, such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.
The index-based crediting feature in these contracts is an embedded derivative instrument that is bifurcated from the host contract for measurement purposes, because it possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract.
In 2016, the Company entered into total return swaps to economically hedge market risk with relation to the Company's investments in marketable equity securities. In its total return swaps, the Company agreed with other parties to make

27

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

payments based on the return of two market indexes, including both the income generated and any capital gains, in exchange for payments based on a set rate. The Company terminated all of its total return swaps in 2017.
Foreign Currency Contracts
The Company uses foreign currency swaps and forwards as part of its foreign currency risk management strategy, to reduce exchange risk with respect to the Company's investments denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. These derivatives qualify and are designated as cash flow hedges, and accumulated gains (losses) are reclassified into income when interest and principal payments on the underlying foreign bonds are received.
Interest Rate Swaps
The Company uses interest rate swaps as part of its interest rate risk management strategy. In an interest rate swap, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate fixed maturities, including investments in collateralized loan obligations, to fixed rate securities. These derivatives qualify and are designated as cash flow hedges, and accumulated gains (losses) are reclassified into income when interest payments on the underlying bonds are received.
Collateral Arrangements and Offsetting of Financial Instruments
The Company's derivative contracts are typically governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions by requiring the posting of cash collateral or other financial assets. The CSA requires either party to post collateral when net exposures from all derivative contracts between the parties exceed pre-determined contractual thresholds, which vary by counterparty. The amount of net exposure is the difference between the derivative contract's fair value and the fair value of the collateral held for such agreements with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts. For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2017 and 2016, the Company posted initial margin of $33.5 and $30.0, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
Certain exchanges made adjustments to their rulebooks effective in 2017, resulting in the legal characterization of variation margin payments as settlements as opposed to collateral for its centrally cleared derivatives. As a result, the variation margin for these securities reduces the fair value of the derivative recorded in the consolidated balance sheets.
In the consolidated balance sheets, the Company recognizes cash collateral received in cash and cash equivalents, and the obligation to return cash collateral in other liabilities. Non-cash collateral received is not recognized in the consolidated balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral, and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.

28

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following tables present the potential effect of netting arrangements by counterparty on the Company's consolidated balance sheets:

	As of December 31, 2017
		Gross Amounts not Offset in the Consolidated Balance Sheets
	Fair Value Presented in the Balance Sheets	Financial Instruments (1)	Cash Collateral Received	Net Amount
Counterparty:
Assets:
A	$46.1	$(4.2)	$(41.9)	$—
B	63.6	(1.4)	(62.2)	—
C	13.2	—	(13.2)	—
E	21.3	—	(21.3)	—
F	31.6	(1.3)	(29.0)	1.3
G	30.2	—	(30.2)	—
H	51.9	(1.0)	(50.9)	—
I	34.6	—	(32.9)	1.7
J	42.7	—	(42.7)	—
Other	3.9	(0.6)	(3.3)	—
Total derivative assets	$339.1	$(8.5)	$(327.6)	$3.0
_______________________

(1)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated balance sheets.

	As of December 31, 2017
		Gross Amounts not Offset in the Consolidated Balance Sheets
	Fair Value Presented in the Balance Sheets	Financial Instruments (1)	Cash Collateral Posted	Net Amount
Counterparty:
Liabilities:
A	$4.2	$(4.2)	$—	$—
B	1.4	(1.4)	—	—
F	1.3	(1.3)	—	—
Other	1.6	(1.6)	—	—
Total derivative liabilities (2)	$8.5	$(8.5)	$—	$—
_______________________

(1)
Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated balance sheets.

(2)	Excludes embedded derivatives of $797.5 which have no counterparty.

29

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

	As of December 31, 2016
		Gross Amounts not Offset in the Consolidated Balance Sheets
	Fair Value Presented in the Balance Sheets	Financial Instruments (1)	Cash Collateral Received	Net Amount
Counterparty:
Assets:
A	$25.9	$(14.9)	$(10.5)	$0.5
B	95.2	(17.2)	(78.0)	—
C	25.6	—	(25.6)	—
E	25.1	—	(25.1)	—
G	30.4	(0.7)	(29.7)	—
H	18.3	—	(18.3)	—
I	32.9	(8.0)	(24.9)	—
J	32.5	—	(32.5)	—
Other	21.5	(0.5)	(20.3)	0.7
Total derivative assets	$307.4	$(41.3)	$(264.9)	$1.2
_______________________

(1)
Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated balance sheets.

	As of December 31, 2016
		Gross Amounts not Offset in the Consolidated Balance Sheets
	Fair Value Presented in the Balance Sheets	Financial Instruments (1)	Cash Collateral Posted	Net Amount
Counterparty:
Liabilities:
A	$14.9	$(14.9)	$—	$—
B	17.2	(17.2)	—	—
I	8.0	(8.0)	—	—
Other	1.2	(1.2)	—	—
Total derivative liabilities (2)	$41.3	$(41.3)	$—	$—
_______________________

(1)
Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated balance sheets.

(2)	Excludes embedded derivatives of $532.4 which have no counterparty.

30

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Derivatives Designated as Hedges
The following table presents the amount of gain (loss) recognized in OCI on derivatives qualifying and designated as cash flow hedges:

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Interest rate swaps	$(2.9)	$(18.9)	$11.3	$2.4
Foreign currency swaps	(64.6)	62.5	29.1	62.7
Total	$(67.5)	$43.6	$40.4	$65.1
See Note 9 for amounts reclassified out of AOCI into net income. The Company expects to reclassify net gains of $3.4 from AOCI into net income in the next 12 months. Actual amounts may vary from this estimate as a result of market conditions.
As of December 31, 2017, the maximum term over which the Company is hedging its exposure to the variability in future cash flows is approximately 23 years. For the year ended December 31, 2017, realized gains of $1.6 were recognized related to hedge ineffectiveness, while for the period February 1 to December 31, 2016, losses of $1.9 were recorded. For the period January 1 to January 31, 2016 and the year ended December 31, 2015, no material hedge ineffectiveness was recorded.
Derivatives Not Designated as Hedges
The following table shows the effect of derivatives not designated as hedges in the consolidated statements of income (loss), which is recorded in net realized gains (losses):

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Index options	$170.0	$84.3	$(33.2)	$(23.9)
Embedded derivatives	(118.6)	(84.5)	29.4	6.9
Total return swaps	(4.3)	(22.8)	—	—
Other derivatives	4.9	1.9	3.8	1.7
Total	$52.0	$(21.1)	$—	$(15.3)
7. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical instruments.

•
Level 2 — Quoted prices for similar instruments in active markets and model-derived valuations whose inputs are observable. This category includes financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.

•
Level 3 — Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.

31

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following tables present the fair value of the Company's financial instruments classified by the valuation hierarchy described above. The financial instruments are separated between those measured at fair value on a recurring basis and those not carried at fair value, but for which disclosure of fair value is required.

	As of December 31, 2017
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Measured at fair value on a recurring basis:
Financial assets:
Fixed maturities, available-for-sale:
U.S. government and agencies	$422.2	$422.2	$—	$422.2	$—
State and political subdivisions	792.4	792.4	—	792.4	—
Corporate securities	23,932.2	23,932.2	—	23,731.4	200.8
Residential mortgage-backed securities	2,472.8	2,472.8	—	2,472.8	—
Commercial mortgage-backed securities	795.7	795.7	—	795.6	0.1
Collateralized loan obligations	1,146.6	1,146.6	—	1,146.6	—
Other debt obligations	719.4	719.4	—	677.9	41.5
Total fixed maturities, available-for-sale	30,281.3	30,281.3	—	30,038.9	242.4
Marketable equity securities, available-for-sale	755.7	755.7	722.6	26.8	6.3
Derivatives:
Index options	261.9	261.9	—	222.4	39.5
Foreign currency swaps	75.5	75.5	—	75.5	—
Other	1.7	1.7	0.2	1.5	—
Total derivatives	339.1	339.1	0.2	299.4	39.5
Total investments carried at fair value	31,376.1	31,376.1	722.8	30,365.1	288.2
Separate account assets	978.1	978.1	978.1	—	—
Total assets at fair value	$32,354.2	$32,354.2	$1,700.9	$30,365.1	$288.2
Financial liabilities:
Embedded derivatives	$797.5	$797.5	$—	$—	$797.5

Subject to fair value disclosure requirements:
Financial assets:
Mortgage loans	$6,241.2	$6,180.8	$—	$—	$6,180.8
Investments in limited partnerships, tax credit investments (1)	173.0	135.1	—	—	135.1
Cash and cash equivalents	347.5	347.5	347.5	—	—
Financial liabilities:
Funds held under deposit contracts (2):
Deferred annuities	20,128.3	19,943.3	—	—	19,943.3
Income annuities	7,202.5	8,080.5	—	—	8,080.5
_______________________

(1)	Fair value includes obligations for future investment contributions of $32.8, which is reflected as a liability on the consolidated balance sheets.

(2)	The carrying value of this balance excludes $8,015.1 of liabilities related to insurance contracts and embedded derivatives.

32

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

	As of December 31, 2016
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Measured at fair value on a recurring basis:
Financial assets:
Fixed maturities, available-for-sale:
U.S. government and agencies	$392.1	$392.1	$—	$392.1	$—
State and political subdivisions	930.8	930.8	—	930.8	—
Corporate securities	21,769.0	21,769.0	—	21,712.0	57.0
Residential mortgage-backed securities	2,584.6	2,584.6	—	2,584.6	—
Commercial mortgage-backed securities	916.8	916.8	—	915.9	0.9
Collateralized loan obligations	1,213.6	1,213.6	—	1,213.6	—
Other debt obligations	505.1	505.1	—	497.5	7.6
Total fixed maturities, available-for-sale	28,312.0	28,312.0	—	28,246.5	65.5
Marketable equity securities, available-for-sale	717.4	717.4	684.6	26.9	5.9
Derivatives:
Index options	161.7	161.7	—	154.7	7.0
Foreign currency swaps	141.9	141.9	—	141.9	—
Other	3.7	3.7	—	3.7	—
Total derivatives	307.3	307.3	—	300.3	7.0
Total investments carried at fair value	29,336.7	29,336.7	684.6	28,573.7	78.4
Separate account assets	911.4	911.4	911.4	—	—
Total assets at fair value	$30,248.1	$30,248.1	$1,596.0	$28,573.7	$78.4
Financial liabilities:
Embedded derivatives	$532.4	$532.4	$—	$—	$532.4

Subject to fair value disclosure requirements:
Financial assets:
Mortgage loans	$5,692.2	$5,538.2	$—	$—	$5,538.2
Investments in limited partnerships, tax credit investments (1)	195.2	204.0	—	—	204.0
Cash and cash equivalents	326.3	326.3	326.3	—	—
Financial liabilities:
Funds held under deposit contracts (2):
Deferred annuities	$18,566.6	$18,228.6	$—	$—	$18,228.6
Income annuities	7,336.6	7,678.4	—	—	7,678.4
_______________________

(1)	Fair value includes obligations for future investment contributions of $16.5, which is reflected as a liability on the consolidated balance sheets.

(2)	The carrying value of this balance excludes $7,489.9 of liabilities related to insurance contracts and embedded derivatives.
Financial Instruments Measured at Fair Value on a Recurring Basis
Fixed Maturities
The vast majority of the Company's fixed maturities have been classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominantly utilizes third-party independent pricing services to assist management in determining the fair value of its fixed maturity securities. As of December 31, 2017 and 2016, pricing services provided prices for 94.4% and 94.7% of the Company's fixed maturities, respectively.
As of December 31, 2017, the Company had $1,509.0, or 5.0%, of its fixed maturities invested in private placement securities. These securities were generally valued using a composite of observed comparable public securities as well as

33

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

reference yield curves. The yield curves are determined based on industry, credit quality, seniority rank in the capital structure, and residual spreads determined by the Company's independent pricing service for each security. The residual spreads are considered unobservable inputs and classified as a Level 3 measurement when they are significant to the valuation result. When only observable inputs are significant to the valuation result, they are classified as Level 2 measurements. The use of only significant observable inputs in determining the fair value of the Company's investments in private placement securities resulted in the classification of $1,325.9, or 87.9%, as Level 2 measurements as of December 31, 2017. As of December 31, 2016, the Company had $1,362.5, or 4.8%, of its fixed maturities invested in private placement securities, of which $1,318.3, or 96.8%, were classified as Level 2 measurements.
Corporate Securities
The majority of corporate securities classified as Level 2 measurements are priced by independent pricing services utilizing evaluated pricing models. Because many corporate securities do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing to prepare valuations. The significant inputs for security evaluations include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and other reference data, including market research publications.
Residential Mortgage-backed Securities
The Company's residential mortgage-backed securities (RMBS) classified as Level 2 measurements are priced by pricing services that utilize evaluated pricing models. Because many RMBS do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings and matrix pricing to prepare evaluations. The significant observable inputs for security evaluations include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and other reference data, including market research publications. In addition, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
Marketable Equity Securities
Marketable equity securities are investments in common stock (mainly in publicly traded companies), ETFs, and certain nonredeemable preferred stocks. When the fair values of the Company's marketable equity securities are based on quoted market prices in active markets for identical assets, they are classified as Level 1 measurements. The fair values of nonredeemable preferred stocks are determined by pricing services utilizing evaluated pricing models and are classified as a Level 2 measurement. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities and common stock of the same issuer.
Index Options
Index options consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term and option strike price. As these inputs are observable, most index options are classified as a Level 2 measurement.
Foreign Currency Swaps
Foreign currency swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs include the projected cash flows, currency spot rates, swap yield curve and cross currency basis curve. As these inputs are observable, the foreign currency swaps valuation is classified as a Level 2 measurement.
Separate Accounts
Separate account assets are primarily invested in mutual funds with published NAVs, which are classified as a Level 1 measurement.

34

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Embedded Derivatives
Embedded derivatives relate to the Company's FIA product, which credits interest to the policyholder's account balance based on increases in selected indices, primarily the S&P 500. The fair value of the embedded derivative reflects the excess of the projected benefits based on the indexed fund value over the projected benefits based on the guaranteed fund value. The excess benefits are projected using best estimates for surrenders, mortality and indexed fund interest, and discounted at a risk-free rate plus a spread for nonperformance and policyholder behavior risk. Because the estimates utilize significant unobservable inputs, the Company classifies the valuation of embedded derivatives as a Level 3 measurement.
The Company updates its estimates regarding projected benefits during the third quarter each year as part of its annual unlocking of various assumptions used to determine the fair value. This resulted in a $28.9 and $15.6 decrease to the fair value of the embedded derivative for 2017 and 2016, respectively, which was recorded as a gain in net realized gains (losses).
Other Financial Instruments Subject to Fair Value Disclosure Requirements
Cash and cash equivalents consist of demand bank deposits and short-term highly liquid investments with original maturities of three months or less at the time of purchase. These are classified as a Level 1 measurement.
The fair value of the Company’s mortgage loans is measured by discounting the projected future cash flows using the current rate at which the loans would be made to borrowers with similar credit ratings and for the same maturities. Because these estimates utilize significant unobservable inputs, mortgage loans are classified as a Level 3 measurement.
The fair value of the Company’s investments in limited partnerships associated with tax credit investments is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in limited partnerships are classified as a Level 3 measurement.
The fair value of funds held under deposit contracts related to investment-type contracts are estimated based on the present value of the discounted cash flows. Cash flows were projected using best estimates for lapses, mortality and expenses, and discounted at a risk-free rate plus a spread for nonperformance and policyholder behavior risk. Because these estimates utilize significant unobservable inputs, the Company classifies funds held under deposit contracts as a Level 3 measurement.

35

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Rollforward of Financial Instruments Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)
The following tables present additional information about financial instruments measured at fair value on a recurring basis and for which the Company has utilized significant unobservable inputs (Level 3) to determine fair value for the year ended December 31, 2017 (Successor Company):

						Unrealized Gains (Losses) Included in:
	Balance as of January 1, 2017	Purchases and Issues(1)	Sales and Settlements(1)	Transfers In and/or (Out) of Level 3(2)	Other(3)	Net Income(4)	Other Comprehensive Income (5)	Realized Gains (Losses)(4)	Balance as of December 31, 2017
Financial Assets:
Fixed maturities, available-for-sale:
Corporate securities	$57.0	$87.9	$—	$57.2	$(9.0)	$—	$7.8	$(0.1)	$200.8
Commercial mortgage-backed securities	0.9	—	—	—	(0.8)	—	—	—	0.1
Other debt obligations	7.6	—	—	28.7	0.7	—	4.5	—	41.5
Total fixed maturities, available-for-sale	65.5	87.9	—	85.9	(9.1)	—	12.3	(0.1)	242.4
Marketable equity securities, available-for-sale	5.9	—	—	0.1	—	—	0.3	—	6.3
Derivatives:
Index options	7.0	22.7	—	—	(14.5)	26.0	—	(1.7)	39.5
Other	—	0.9	—	—	(0.6)	—	—	(0.3)	—
Total derivatives	7.0	23.6	—	—	(15.1)	26.0	—	(2.0)	39.5
Total Level 3 assets	$78.4	$111.5	$—	$86.0	$(24.2)	$26.0	$12.6	$(2.1)	$288.2
Financial Liabilities:
Embedded derivatives	$532.4	$162.6	$(8.0)	$—	$(8.1)	$118.6	$—	$—	$797.5
_______________

(1)	Issues and settlements are related to the Company's embedded derivative liabilities.

(2)
Transfers into Level 3 are generally the result of observable market information on a security no longer being available or utilized by pricing vendors. Transfers into and/or out of Level 3 are reported at the value as of the beginning of the period in which the transfer occurs. Gross transfers into Level 3 were $86.0 for the year ended December 31, 2017. Gross transfers out of Level 3 were $0.0 for the year ended December 31, 2017.

(3)	Other includes transactions such as pay downs, calls, amortization, and redemptions.

(4)	Amounts are included in net realized gains (losses) on the consolidated statements of income (loss). Amounts shown for financial liabilities are (gains) losses in net income.

(5)	Amounts are generally included in changes in unrealized gains (losses) on available-for-sale securities on the consolidated statements of comprehensive income.
The following tables present additional information about financial instruments measured at fair value on a recurring basis and for which the Company has utilized significant unobservable inputs (Level 3) to determine fair value for the period February 1 through December 31, 2016 (Successor Company):

						Unrealized Gains (Losses) Included in:
	Balance as of February 1, 2016	Purchases and Issues(1)	Sales and Settlements(1)	Transfers In and/or (Out) of Level 3(2)	Other(3)	Net Income(4)	Other Comprehensive Income (5)	Realized Gains (Losses)(4)	Balance as of December 31, 2016
Financial Assets:
Fixed maturities, available-for-sale:
Corporate securities	$50.0	$13.0	$—	$2.6	$(8.4)	$—	$(0.9)	$0.7	$57.0
Commercial mortgage-backed securities	1.2	—	—	—	(0.3)	—	—	—	0.9
Collateralized loan obligations	10.0	—	—	(10.0)	—	—	—	—	—
Other debt obligations	43.4	—	—	(36.1)	0.6	—	(0.3)	—	7.6
Total fixed maturities, available-for-sale	104.6	13.0	—	(43.5)	(8.1)	—	(1.2)	0.7	65.5
Marketable equity securities, available-for-sale	6.1	—	(0.2)	—	0.3	—	(0.3)	—	5.9
Derivatives:
Index options	3.3	9.9	—	—	(4.7)	(0.9)	—	(0.6)	7.0
Other	—	1.1	—	—	—	—	—	(1.1)	—
Total derivatives	3.3	11.0	—	—	(4.7)	(0.9)	—	(1.7)	7.0
Total Level 3 assets	$114.0	$24.0	$(0.2)	$(43.5)	$(12.5)	$(0.9)	$(1.5)	$(1.0)	$78.4
Financial Liabilities:
Embedded derivatives	$334.9	$119.2	$(6.2)	$—	$—	$84.5	$—	$—	$532.4
_______________

36

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

(1)	Issues and settlements are related to the Company's embedded derivative liabilities.

(2)
Transfers into and/or out of Level 3 are reported at the value as of the beginning of the period in which the transfer occurs. Gross transfers into Level 3 were $11.0 for the period February 1 through December 31, 2016. Gross transfers out of Level 3 were $54.5 for the period February 1 through December 31, 2016, of which most were related to fixed maturities for which observable inputs became available.

(3)	Other includes transactions such as pay downs, calls, amortization and redemptions.

(4)	Amounts are included in net realized gains (losses) on the consolidated statements of income (loss). Amounts shown for financial liabilities are (gains) losses in net income.

(5)	Amounts are generally included in changes in unrealized gains (losses) on available-for-sale securities on the consolidated statements of comprehensive income.
The following table presents additional information about financial instruments measured at fair value on a recurring basis and for which the Company has utilized significant unobservable inputs (Level 3) to determine fair value for the period January 1 to January 31, 2016 (Predecessor Company):

						Unrealized Gains (Losses) Included in:
	Balance as of January 1, 2016	Purchases and Issues(1)	Sales and Settlements(1)	Transfers In and/or (Out) of Level 3(2)	Other(3)	Net Income(4)	Other Comprehensive Income (5)	Realized Gains (Losses)(4)	Balance as of January 31, 2016
Financial Assets:
Fixed maturities, available-for-sale:
Corporate securities	$47.8	$8.1	$—	$(5.1)	$—	$—	$(0.8)	$—	$50.0
Commercial mortgage-backed securities	1.2	—	—	—	—	—	—	—	1.2
Collateralized loan obligations	89.6	10.0	—	(89.6)	—	—	—	—	10.0
Other debt obligations	42.5	—	—	—	—	—	0.9	—	43.4
Total fixed maturities, available-for-sale	181.1	18.1	—	(94.7)	—	—	0.1	—	104.6
Marketable equity securities, available-for-sale	5.9	—	—	—	—	—	—	—	5.9
Marketable equity securities, trading	0.2	—	—	—	—	—	—	—	0.2
Derivatives:
Index options	3.7	0.4	—	—	—	(0.7)	—	(0.1)	3.3
Other	0.1	—	—	—	(1.1)	0.1	—	0.9	—
Total derivatives	3.8	0.4	—	—	(1.1)	(0.6)	—	0.8	3.3
Total Level 3 assets	$191.0	$18.5	$—	$(94.7)	$(1.1)	$(0.6)	$0.1	$0.8	$114.0
Financial Liabilities:
Embedded derivatives	$385.7	$16.2	$(1.0)	$—	$—	$(29.4)	$—	$—	$371.5
_______________

(1)	Issues and settlements are related to the Company's embedded derivative liabilities.

(2)
Transfers into and/or out of Level 3 are reported at the value as of the beginning of the period in which the transfer occurs. Gross transfers into Level 3 were $0.0 for the period January 1 to January 31, 2016. Gross transfers out of Level 3 were $94.7 for the period January 1 to January 31, 2016, which related to fixed maturities for which observable inputs became available.

(3)	Other includes transactions such as pay downs, calls, amortization and redemptions.

(4)	Amounts are included in net realized gains (losses) on the consolidated statements of income (loss). Amounts shown for financial liabilities are (gains) losses in net income.

(5)	Amounts are generally included in changes in unrealized gains (losses) on available-for-sale securities on the consolidated statements of comprehensive income.
8. Deferred Policy Acquisition Costs (DAC) and Value of Business Acquired (VOBA)
The Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs and the portion of salaries and benefits directly related to processing successful new and renewal contracts. All other acquisition-related costs, including costs incurred for soliciting potential customers, managing the distribution and underwriting functions, training, administration, unsuccessful acquisition or renewal efforts, market research and product development are not deferrable and are expensed in the period incurred.
In addition, on the date of the Merger, the Company's DAC balance was reset to zero, and a balance for VOBA was established, representing the right to receive future gross profits from cash flows and earnings of the Company's existing business. VOBA was based on the actuarially estimated present value of future cash flows from the Company's insurance policies and annuity contracts in-force on the date of the Merger. The estimated present value of future cash flows used in the calculation of VOBA was based on certain assumptions, including lapse rates, mortality experience, maintenance expenses, crediting rates, and investment performance that the Company expects to experience in future years.
The Company amortizes DAC and VOBA for deferred annuity contracts and universal life insurance policies over the lives of the contracts or policies in proportion to the estimated future gross profits. To estimate future gross profits, the

37

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Company makes assumptions as to lapse rates, mortality experience, maintenance expenses, crediting rates, and investment performance. Actual profits can vary from the estimates and can thereby result in increases or decreases to DAC and VOBA amortization. The Company regularly evaluates its assumptions and, when necessary, revises the estimated gross profits of these contracts, resulting in assumption and experience unlocking adjustments to DAC and VOBA amortization. When such estimates are revised, the impact is recorded in the consolidated statements of income (loss).
The Company amortizes acquisition costs for traditional individual life insurance policies over the premium paying period of the related policies, using assumptions consistent with those used in computing policy reserves. The Company amortizes acquisition costs for immediate annuities using a constant yield approach.
The Company adjusts the unamortized DAC and VOBA balances for the effect of net unrealized gains and losses on securities as if they had been realized as of the balance sheet date. The Company includes the impact of this adjustment, net of tax, in AOCI. The Company also adjusts its unamortized DAC and VOBA balances for the effect of realized gains and losses including changes in fair value of the embedded derivatives for the Company's FIA policies. These adjustments are recognized in net realized gains (losses) in the consolidated statements of income (loss).
For some products, policyholders can elect to modify product benefits, features, rights or coverage by exchanging a contract for a new contract; by amendment, endorsement or rider to a contract; or by election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification substantially changes the original contract, the remaining DAC balance is immediately written off through earnings and any eligible costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC is retained and amortized over the life of the modified contract and any acquisition costs associated with the related modification are expensed as incurred.
The following table provides a reconciliation of the beginning and ending balance for DAC:

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Unamortized balance at beginning of period	$202.8	$—	$677.5	$513.9
Deferral of acquisition costs	239.9	215.4	19.6	247.7
Adjustments for realized (gains) losses (1)	(4.6)	(1.6)	(0.4)	6.0
Amortization — excluding unlocking	(30.9)	(9.9)	(8.4)	(86.4)
Amortization — impact of unlocking (1)	—	(1.1)	(0.2)	(3.7)
Unamortized balance at end of period	407.2	202.8	688.1	677.5
Accumulated effect of net unrealized gains	(21.0)	(3.4)	(41.0)	(11.4)
Balance at end of period	$386.2	$199.4	$647.1	$666.1
___________________

(1)
Includes the impact of the Company's annual unlocking process, which takes place during the third quarter of each year. Amortization also includes the impact of assumption and experience unlocking related to quarterly investment prepayment activity.

38

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following table provides a reconciliation of the beginning and ending balance for VOBA:

	Successor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016
Unamortized balance at beginning of period	$413.4	$457.6
Adjustments related to realized (gains) losses (1)	(11.9)	4.5
Amortization — excluding unlocking	(41.8)	(40.7)
Amortization — impact of unlocking (1)	(1.6)	(8.0)
Unamortized balance at end of period	358.1	413.4
Accumulated effect of net unrealized gains	(48.1)	(16.1)
Balance at end of period	$310.0	$397.3
___________________

(1)
Includes the impact of the Company's annual unlocking process, which takes place during the third quarter of each year. Amortization also includes the impact of assumption and experience unlocking related to quarterly investment prepayment activity.

The following table sets forth the estimated future VOBA amortization expense, net of interest, for the next 5 years, based on the balance recorded as of December 31, 2017:

Year	Amount
2018	$38.0
2019	36.0
2020	33.0
2021	29.8
2022	26.2
9. Stockholder's Equity
Components of AOCI primarily relate to unrealized gains (losses) on the Company's available-for-sale securities and derivatives designated as cash flow hedges, as well as the related adjustments to DAC and VOBA. These amounts are reported net of deferred taxes. The tax effects are released from AOCI into income tax expense (benefit) when the underlying amounts are reclassified to income, typically when the related instrument is sold, terminated or otherwise extinguished.

39

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following tables summarize the components of AOCI and the adjustments to OCI for amounts reclassified from AOCI into net income for the year ended December 31, 2017 (Successor Company):

	Net Unrealized Gains (Losses) on Available-for- sale Securities	OTTI on Fixed Maturities not related to Credit Losses (2)	Adjustment for DAC and VOBA	Net Gains (Losses) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance as of January 1, 2017	$137.6	$(0.2)	$(14.0)	$17.7	$141.1
Other comprehensive income (loss) before reclassifications, net of taxes (1)	432.9	(0.1)	(52.7)	(44.5)	335.6
Reclassifications recorded in:
Net investment income:
Interest rate swaps	—	—	—	0.1	0.1
Foreign currency swaps	—	—	—	(2.7)	(2.7)
Net realized (gains) losses	(32.9)	—	16.6	7.8	(8.5)
Total provision (benefit) for income taxes	11.5	—	(5.8)	(1.8)	3.9
Total reclassifications from AOCI, net of taxes	(21.4)	—	10.8	3.4	(7.2)
Other comprehensive income (loss) after reclassifications	411.5	(0.1)	(41.9)	(41.1)	328.4
Adoption of new accounting standard (3)	93.6	—	(7.7)	(4.3)	81.6
Balance as of December 31, 2017	$642.7	$(0.3)	$(63.6)	$(27.7)	$551.1
___________________

(1)
Other comprehensive income (loss) before reclassifications is net of taxes of $201.9, $0.0, $(22.8), $(23.0), and $156.1, respectively, for the year ended December 31, 2017. Tax effects in OCI are calculated based on the applicable enacted tax rate at the time gains (losses) are incurred.

(2)
Reclassification adjustments of OTTI on fixed maturities not related to credit losses are included in changes in unrealized gains and losses on available-for-sale securities within the consolidated statements of comprehensive income.

(3)	Accounting Standards Update No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. Refer to Note 2 for further discussion.
The following tables summarize the components of AOCI and the adjustments to OCI for amounts reclassified from AOCI into net income for the period February 1 to December 31, 2016 (Successor Company):

	Net Unrealized Gains (Losses) on Available-for- sale Securities	OTTI on Fixed Maturities not related to Credit Losses (2)	Adjustment for DAC and VOBA	Net Gains (Losses) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance as of February 1, 2016	$—	$—	$—	$—	$—
Other comprehensive income (loss) before reclassifications, net of taxes (1)	128.6	(0.3)	(11.5)	28.3	145.1
Reclassifications recorded in:
Net investment income:
Interest rate swaps	—	—	—	(6.6)	(6.6)
Foreign currency swaps	—	—	—	(9.0)	(9.0)
Net realized (gains) losses	13.8	0.1	(3.7)	(0.8)	9.4
Total provision (benefit) for income taxes	(4.8)	—	1.2	5.8	2.2
Total reclassifications from AOCI, net of taxes	9.0	0.1	(2.5)	(10.6)	(4.0)
Other comprehensive income (loss) after reclassifications	137.6	(0.2)	(14.0)	17.7	141.1
Balance as of December 31, 2016	$137.6	$(0.2)	$(14.0)	$17.7	$141.1
___________________

(1)	Other comprehensive income (loss) before reclassifications is net of taxes of $69.3, $(0.1), $(6.3), $15.3, and $78.2, respectively, for the period February 1 to December 31, 2016.

(2)
Reclassification adjustments of OTTI on fixed maturities not related to credit losses are included in changes in unrealized gains and losses on available-for-sale securities within the consolidated statements of comprehensive income.

40

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following table summarizes the components of AOCI and the adjustments to OCI for amounts reclassified from AOCI into net income for the period January 1 to January 31, 2016 (Predecessor Company):

	Net Unrealized Gains (Losses) on Available-for- sale Securities	OTTI on Fixed Maturities not related to Credit Losses (2)	Adjustment for DAC	Net Gains (Losses) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance as of January 1, 2016	$521.7	$(17.7)	$(28.1)	$42.2	$518.1
Other comprehensive income (loss) before reclassifications, net of taxes (1)	111.6	—	(24.7)	26.2	113.1
Reclassifications recorded in:
Net investment income:
Interest rate swaps	—	—	—	(0.6)	(0.6)
Foreign currency swaps	—	—	—	(1.0)	(1.0)
Net realized (gains) losses	2.6	—	0.5	—	3.1
Total provision (benefit) for income taxes	(0.9)	—	(0.2)	0.6	(0.5)
Total reclassifications from AOCI, net of taxes	1.7	—	0.3	(1.0)	1.0
Other comprehensive income (loss) after reclassifications	113.3	—	(24.4)	25.2	114.1
Balance as of January 31, 2016	$635.0	$(17.7)	$(52.5)	$67.4	$632.2
___________________

(1)	Other comprehensive income (loss) before reclassifications is net of taxes of $60.1, $0.0, $(13.3), $14.2, and $61.0, respectively, for the period January 1 to January 31, 2016.

(2)
Reclassification adjustments of OTTI on fixed maturities not related to credit losses are included in changes in unrealized gains and losses on available-for-sale securities within the consolidated statements of comprehensive income.

The following table summarizes the components of AOCI and the adjustments to OCI for amounts reclassified from AOCI into net income for the year ended December 31, 2015 (Predecessor Company):

	Net Unrealized Gains (Losses) on Available-for- sale Securities	OTTI on Fixed Maturities not related to Credit Losses (2)	Adjustment for DAC	Net Gains (Losses) on Cash Flow Hedges	Accumulated Other Comprehensive Income
Balance as of January 1, 2015	$1,127.8	$(13.5)	$(131.4)	$6.5	$989.4
Other comprehensive income (loss) before reclassifications, net of taxes (1)	(641.2)	(11.4)	108.0	42.3	(502.3)
Reclassifications recorded in:
Net investment income:
Interest rate swaps	—	—	—	(4.6)	(4.6)
Foreign currency swaps	—	—	—	(5.5)	(5.5)
Net realized (gains) losses	54.0	11.1	(7.2)	—	57.9
Total provision (benefit) for income taxes	(18.9)	(3.9)	2.5	3.5	(16.8)
Total reclassifications from AOCI, net of taxes	35.1	7.2	(4.7)	(6.6)	31.0
Other comprehensive income (loss) after reclassifications	(606.1)	(4.2)	103.3	35.7	(471.3)
Balance as of December 31, 2015	$521.7	$(17.7)	$(28.1)	$42.2	$518.1
___________________

(1)	Other comprehensive income (loss) before reclassifications is net of taxes of $(345.3), $(6.1), $58.2, $22.8, and $(270.4), respectively, for the year ended December 31, 2015.

(2)
Reclassification adjustments of OTTI on fixed maturities not related to credit losses are included in changes in unrealized gains and losses on available-for-sale securities within the consolidated statements of comprehensive income.

10. Commitments and Contingencies
Leases
The Company has office space and certain equipment under leases that expire at various dates through 2025, subject to certain renewal options. The Company accounts for these leases primarily as operating leases.

41

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Future minimum lease commitments, including cost escalation clauses, for the next five years and thereafter are as follows:

Lease Payments
2018	$9.4
2019	9.1
2020	8.5
2021	4.6
2022	2.4
Thereafter	4.6
Total	$38.6
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. Given the inherent difficulty in predicting the outcome of such matters, however, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.
Notes Payable and Credit Facilities
On December 12, 2014, Symetra Life and its wholly-owned subsidiary, Symetra Reinsurance Corporation (SRC), entered into a 25-year transaction to finance certain non-economic statutory reserves related to a block of universal life insurance policies with secondary guarantees issued by Symetra Life. As part of this transaction, SRC issued a surplus note with no initial principal balance. The maximum borrowing capacity as of December 31, 2017 was $101.4. There have been no borrowings since inception under the surplus note.
Other Commitments
As of December 31, 2017 and 2016, unfunded mortgage loan commitments were $53.2 and $48.9, respectively. The Company had no other material commitments or contingencies as of December 31, 2017 and 2016.

42

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

11. Segment Information
The Company offers a broad range of products and services that include retirement, employment based benefits, and life insurance products. These operations are managed separately as three divisions consisting of four business segments based on product groupings, and a fifth reportable segment consisting primarily of unallocated corporate items and surplus investment income. The five segments are Benefits, Deferred Annuities, Income Annuities, Individual Life and Other. Results for the Successor Company reflect the application of pushdown accounting, and Predecessor Company results were not adjusted.
The primary profitability measure that management uses to manage business segment results is adjusted pre-tax operating income (loss), which is defined as follows:

•	For the Predecessor Company, adjusted pre-tax operating income is defined as income from operations, excluding certain net realized gains (losses). Excluded gains (losses) are associated with:

◦	investment sales or disposals,

◦	investment impairments,

◦	changes in the fair value of mark-to-market investments and derivative investments (except for certain index options discussed below), and

◦	changes in the fair value of embedded derivatives related to the Company's FIA product.

•
For the Successor Company, adjusted pre-tax operating income is defined as income from operations, excluding intangible asset amortization and certain net realized gains (losses). Excluded gains (losses) are associated with:

◦	investment sales or disposals,

◦	investment impairments,

◦	changes in the fair value of mark-to-market investments and derivative investments (except for certain index options discussed below), and

◦	changes in the fair value of embedded derivatives related to the Company's FIA product.
Prior to 2017, adjusted pre-tax operating income excluded only certain intangible asset amortization related to VODA and trade names, and excluded the realized gain (loss) from pass through activity and write-downs associated with tax credit investments. Effective in 2017, adjusted pre-tax operating income excludes all intangible asset amortization and includes the realized gain (loss) from tax credit investments. Prior period results for the Successor Company have been adjusted to reflect these changes.
In the Deferred Annuities segment, net gains (losses) on certain index options purchased to economically hedge exposure from FIA products sold in the late 1990s are included in adjusted pre-tax operating income.
The accounting policies of the segments are the same as those described for the Company, except for the method of capital allocation. The Company has an internally developed risk-based capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. This model accounts for the unique and specific nature of the risks inherent in the Company’s segments, and a portion of net investment income on surplus investments, but not the invested assets, is allocated to the segments based on the level of allocated capital.

43

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

The following tables present selected financial information by segment and reconcile segment adjusted pre-tax operating income (loss) to amounts reported in the consolidated statements of income (loss):

	For the Year Ended December 31, 2017
	(Successor Company)
	Benefits	Deferred Annuities	Income Annuities	Individual Life	Other	Total
Operating revenues:
Premiums	$867.4	$—	$—	$32.1	$—	$899.5
Net investment income	25.7	698.7	303.3	242.1	14.3	1,284.1
Policy fees, contract charges, and other	4.9	22.9	0.7	244.2	—	272.7
Certain realized gains (losses)	—	(12.7)	(1.2)	(5.4)	(56.2)	(75.5)
Total operating revenues	898.0	708.9	302.8	513.0	(41.9)	2,380.8
Benefits and expenses:
Policyholder benefits and claims	640.2	8.4	—	110.1	—	758.7
Interest credited	—	418.4	279.7	275.5	—	973.6
Other underwriting and operating expenses	220.7	115.1	15.6	98.8	2.3	452.5
Amortization of DAC and VOBA	2.8	60.8	2.0	8.7	—	74.3
Total benefits and expenses	863.7	602.7	297.3	493.1	2.3	2,259.1
Segment adjusted pre-tax operating income (loss)	$34.3	$106.2	$5.5	$19.9	$(44.2)	$121.7

Total operating revenues	$898.0	$708.9	$302.8	$513.0	$(41.9)	$2,380.8
Add: Excluded realized gains (losses)	0.6	42.6	33.3	0.5	0.4	77.4
Total revenues	898.6	751.5	336.1	513.5	(41.5)	2,458.2

Total segment benefits and expenses	863.7	602.7	297.3	493.1	2.3	2,259.1
Add: Amortization of intangible assets	53.4	26.0	3.3	1.7	—	84.4
Total benefits and expenses	917.1	628.7	300.6	494.8	2.3	2,343.5
Income (loss) from operations before income taxes	$(18.5)	$122.8	$35.5	$18.7	$(43.8)	$114.7
As of December 31, 2017
Total investments	$342.3	$21,673.5	$7,349.9	$6,855.5	$1,623.6	$37,844.8
DAC and VOBA	7.7	422.0	16.3	250.2	—	696.2
Other intangible assets	707.3	485.2	49.6	12.8	—	1,254.9
Goodwill	308.0	198.8	50.2	6.0	—	563.0
Separate account assets	—	613.2	—	364.9	—	978.1
Total assets	1,467.3	23,968.5	7,513.4	7,836.0	1,769.0	42,554.2
Future policy benefits, losses, claims and loss expense (1)	344.7	21,350.2	7,124.5	7,221.9	—	36,041.3
Other policyholders' funds	29.3	22.7	4.0	47.0	14.9	117.9
___________________

(1)	Includes funds held under deposit contracts, future policy benefits, and policy and contract claims on the consolidated balance sheets.

44

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

	February 1 to December 31, 2016
	(Successor Company)
	Benefits	Deferred Annuities	Income Annuities	Individual Life	Other	Total
Operating revenues:
Premiums	$686.7	$—	$—	$30.8	$—	$717.5
Net investment income	18.8	579.5	288.8	202.9	11.3	1,101.3
Policy fees, contract charges, and other	6.3	17.9	0.8	195.0	0.1	220.1
Certain realized gains (losses)	—	(24.3)	(5.1)	(7.9)	(48.5)	(85.8)
Total operating revenues	711.8	573.1	284.5	420.8	(37.1)	1,953.1
Benefits and expenses:
Policyholder benefits and claims	497.6	2.8	—	68.4	—	568.8
Interest credited	—	354.8	267.5	245.5	—	867.8
Other underwriting and operating expenses	177.8	98.2	17.0	87.9	25.7	406.6
Amortization of DAC and VOBA	0.6	56.5	0.7	1.9	—	59.7
Total benefits and expenses	676.0	512.3	285.2	403.7	25.7	1,902.9
Segment adjusted pre-tax operating income (loss)	$35.8	$60.8	$(0.7)	$17.1	$(62.8)	$50.2

Total operating revenues	$711.8	$573.1	$284.5	$420.8	$(37.1)	$1,953.1
Add: Excluded realized gains (losses)	(1.3)	(2.9)	(12.0)	(4.5)	(3.8)	(24.5)
Total revenues	710.5	570.2	272.5	416.3	(40.9)	1,928.6

Total segment benefits and expenses	676.0	512.3	285.2	403.7	25.7	1,902.9
Add: Amortization of intangible assets	49.0	23.8	3.1	1.5	—	77.4
Total benefits and expenses	725.0	536.1	288.3	405.2	25.7	1,980.3
Income (loss) from operations before income taxes	$(14.5)	$34.1	$(15.8)	$11.1	$(66.6)	$(51.7)
As of December 31, 2016
Total investments	$95.3	$19,609.6	$7,204.2	$6,513.4	$1,878.2	$35,300.7
DAC and VOBA	2.4	423.5	8.8	162.0	—	596.7
Other intangible assets	760.8	511.2	52.9	14.5	—	1,339.4
Goodwill	308.0	198.8	50.2	6.0	—	563.0
Separate account assets	—	652.2	—	259.2	—	911.4
Total assets	1,237.6	21,941.4	7,377.8	7,345.1	1,952.8	39,854.7
Future policy benefits, losses, claims and loss expense (1)	272.8	19,531.9	7,260.4	6,954.5	—	34,019.6
Other policyholders' funds	26.3	22.1	5.0	49.9	14.7	118.0
___________________

(1)	Includes funds held under deposit contracts, future policy benefits, and policy and contract claims on the consolidated balance sheets.

45

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

	January 1 to January 31, 2016
	(Predecessor Company)
	Benefits	Deferred Annuities	Income Annuities	Individual Life	Other	Total
Operating revenues:
Premiums	$58.6	$—	$—	$2.6	$—	$61.2
Net investment income	2.1	57.3	29.8	22.9	(2.4)	109.7
Policy fees, contract charges, and other	0.6	1.4	0.1	16.2	—	18.3
Certain realized gains (losses)	—	(0.4)	—	—	—	(0.4)
Total operating revenues	61.3	58.3	29.9	41.7	(2.4)	188.8
Benefits and expenses:
Policyholder benefits and claims	37.1	0.2	—	11.1	—	48.4
Interest credited	—	33.2	30.1	21.6	—	84.9
Other underwriting and operating expenses	16.1	8.0	1.4	7.3	0.4	33.2
Amortization of DAC	0.2	6.6	0.6	1.2	—	8.6
Total benefits and expenses	53.4	48.0	32.1	41.2	0.4	175.1
Segment adjusted pre-tax operating income (loss)	$7.9	$10.3	$(2.2)	$0.5	$(2.8)	$13.7

Total operating revenues	$61.3	$58.3	$29.9	$41.7	$(2.4)	$188.8
Add: Excluded realized gains (losses)	—	(1.9)	(22.5)	0.6	(2.7)	(26.5)
Total revenues	61.3	56.4	7.4	42.3	(5.1)	162.3
Total benefits and expenses	53.4	48.0	32.1	41.2	0.4	175.1
Income (loss) from operations before income taxes	$7.9	$8.4	$(24.7)	$1.1	$(5.5)	$(12.8)

	For the Year Ended December 31, 2015
	(Predecessor Company)
	Benefits	Deferred Annuities	Income Annuities	Individual Life	Other	Total
Operating revenues:
Premiums	$683.2	$—	$—	$33.4	$—	$716.6
Net investment income	23.4	663.6	380.9	290.9	(19.4)	1,339.4
Policy fees, contract charges, and other	6.5	18.7	0.8	180.7	0.3	207.0
Certain realized gains (losses)	—	(1.0)	—	—	—	(1.0)
Total operating revenues	713.1	681.3	381.7	505.0	(19.1)	2,262.0
Benefits and expenses:
Policyholder benefits and claims	456.9	0.6	—	113.3	—	570.8
Interest credited	—	374.8	341.0	257.8	—	973.6
Other underwriting and operating expenses	184.5	99.9	16.7	87.2	(1.0)	387.3
Amortization of DAC and VOBA	1.8	71.8	6.1	10.4	—	90.1
Total benefits and expenses	643.2	547.1	363.8	468.7	(1.0)	2,021.8
Segment adjusted pre-tax operating income (loss)	$69.9	$134.2	$17.9	$36.3	$(18.1)	$240.2

Total operating revenues	$713.1	$681.3	$381.7	$505.0	$(19.1)	$2,262.0
Add: Excluded realized gains (losses)	0.1	(34.6)	(6.3)	(5.3)	(46.0)	(92.1)
Total revenues	713.2	646.7	375.4	499.7	(65.1)	2,169.9
Total benefits and expenses	643.2	547.1	363.8	468.7	(1.0)	2,021.8
Income (loss) from operations before income taxes	$70.0	$99.6	$11.6	$31.0	$(64.1)	$148.1
12. Reinsurance
The Company reinsures portions of its insurance risk, primarily in the Individual Life and Benefits segments, in order to spread risk and limit losses. Reinsurance agreements are evaluated for risk transfer to determine if they qualify for

46

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

reinsurance accounting. If they qualify, the Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. If the agreements do not qualify, they are accounted for on a deposit contract basis.
The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their contractual obligations. Accordingly, the future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. The Company reports premiums, benefits, and settlement expenses net of reinsurance in the consolidated statements of income (loss).
The following summarizes the Company's reinsurance coverage by line of business:

•	Medical stop-loss. The Company reinsures the excess of $2.0 per individual claim. Prior to 2016, the Company reinsured the majority of its exposure in excess of $1.7 per individual claim.

•
Group life & DI. The Company typically reinsures group life mortality risk in excess of $0.25 per individual and line of coverage, and morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies.

•
Deferred Annuities. In 2017, the Company executed a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities issued beginning in 2017 with a guaranteed return of premium feature. This agreement does not qualify for GAAP reinsurance accounting.

•
Individual life. The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life. Prior to March 2013, reinsurance coverage varied based on policy type and issue date. In addition, the Company has an inter-company reinsurance agreement related to a block of universal life policies in order to manage its statutory capital position.

The following table sets forth net life insurance in force:

	Successor Company		Predecessor Company
	As of December 31, 2017	As of December 31, 2016	As of December 31, 2015
Direct life insurance in force	$109,179.4	$86,142.8	$76,853.1
Amounts assumed from other companies	188.1	187.0	184.7
Amounts ceded to other companies	(26,473.9)	(24,452.4)	(23,558.3)
Net life insurance in force	$82,893.6	$61,877.4	$53,479.5
Percentage of amount assumed to net	0.23%	0.30%	0.35%
Percentage of amount ceded to direct	24.25%	28.39%	30.65%
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurer insolvencies. The Company analyzes reinsurance recoverables according to the credit ratings and financial health of its reinsurers and is not aware of any of its major reinsurers currently experiencing financial difficulties. As of December 31, 2017 and 2016, $201.3 and $191.5, respectively, of the reinsurance recoverable was associated with two highly rated reinsurers, each representing approximately 32% of the recoverable balance in both periods. Of the total amount due from reinsurers, 97.5% and 97.9% were with reinsurers rated A- or higher by A.M. Best, as of December 31, 2017 and 2016, respectively. The Company had no write-offs or reserve for uncollectible reinsurance in 2017, 2016 or 2015.

47

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Reinsurance recoverables are composed of the following amounts:

	As of December 31, 2017	As of December 31, 2016
Life insurance
Reinsurance recoverables on:
Funds held under deposit contracts	$102.4	$99.8
Future policy benefits	134.3	130.9
Paid claims, expense allowance, premium tax recoverables and other	18.7	3.7
Policy and contract claims	5.8	6.9
Total life insurance	261.2	241.3
Accident and health insurance
Reinsurance recoverables on:
Future policy benefits	40.3	47.6
Policy and contract claims	12.7	8.0
Paid claims, expense allowance and premium tax recoverables	4.0	1.9
Total accident and health insurance	57.0	57.5
Total reinsurance recoverables	$318.2	$298.8
The following table sets forth the effect of reinsurance on premiums and policy fees and contract charges. It is disaggregated by accident and health, and life insurance products, which are short- and long-duration contracts, respectively.

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Premiums:
Direct:
Accident and health	$798.7	$626.3	$56.7	$676.0
Life insurance	171.1	127.5	10.7	123.1
Total direct	969.8	753.8	67.4	799.1
Total assumed	0.9	0.3	—	0.1
Ceded:
Accident and health (1)	(26.4)	(0.6)	(4.0)	(43.5)
Life insurance	(44.8)	(36.0)	(2.2)	(39.1)
Total ceded	(71.2)	(36.6)	(6.2)	(82.6)
Total premiums	899.5	717.5	61.2	716.6
Policy fees and contract charges:
Direct life insurance	245.4	195.2	16.0	180.0
Ceded life insurance	(11.7)	(9.1)	(0.5)	(8.6)
Total policy fees and contract charges (2)	233.7	186.1	15.5	171.4
Total premiums and other amounts assessed to policyholders	$1,133.2	$903.6	$76.7	$888.0
Percentage of assumed to total premiums and other amounts assessed to policyholders	0.08%	0.03%	—%	0.01%
_______________

(1)	Successor Company ceded premiums reflect long-term disability income business recaptured during 2016.

(2)
Total policy fees and contract charges represents amounts charged to policyholders other than premiums and recorded in policy fees, contract charges and other in the consolidated statements of income (loss). This primarily consists of cost of insurance charges.

48

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Reinsurance benefits reduced policyholder benefits and claims by $98.0, $27.2, $3.5, and $70.1, respectively, for the year ended December 31, 2017, the periods February 1 to December 31, 2016 and January 1 to January 31, 2016, and for the year ended December 31, 2015.
13. Liability for Unpaid Claims and Claim Adjustment Expenses
Liabilities for policy and contract claims primarily represent liabilities for claims under medical stop-loss, group life and DI, and individual life policies. These liabilities are established on the basis of reported losses. The Company also provides for claims incurred but not reported (IBNR). For medical stop-loss and group life and DI policies, this is based on expected loss ratios, claims paying completion patterns and historical experience. If expected loss ratios increase or expected claims paying completion patterns extend, the IBNR claim liability increases. The Company reviews estimates for reported but unpaid claims and IBNR claims quarterly. Any necessary adjustments are reflected in earnings.
The following tables provide reconciliations of the beginning and ending liability balances for unpaid claims and claims adjustment expenses (CAE) disaggregated by medical stop-loss, and group life and DI and other. These reserves include policy and contract claims and certain amounts recorded in future policy benefits on the consolidated balance sheets.

Medical Stop-Loss	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Balance, beginning of period	$114.6	$113.1	$122.9	$113.3
Less: reinsurance recoverables	7.7	3.4	3.6	2.8
Net balance, beginning of period	106.9	109.7	119.3	110.5
Incurred related to insured events of:
The current year	464.8	351.9	28.1	371.4
Prior years	3.3	(5.2)	(0.5)	(7.6)
Total incurred	468.1	346.7	27.6	363.8
Paid related to insured events of:
The current year	331.1	276.7	1.9	256.9
Prior years	103.2	72.8	35.3	98.1
Total paid	434.3	349.5	37.2	355.0
Net balance, end of period	140.7	106.9	109.7	119.3
Add: reinsurance recoverables	12.4	7.7	3.4	3.6
Balance, end of period	$153.1	$114.6	$113.1	$122.9

49

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Group Life and DI and Other	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Balance, beginning of period	$182.9	$149.4	$144.3	$126.3
Less: reinsurance recoverables	55.1	80.5	81.3	81.1
Net balance, beginning of period	127.8	68.9	63.0	45.2
Incurred related to insured events of:
The current year	261.3	221.9	14.4	163.6
Prior years	2.7	10.5	3.0	7.8
Total incurred	264.0	232.4	17.4	171.4
Paid related to insured events of:
The current year	172.3	137.9	1.7	118.6
Prior years	52.4	35.6	9.8	35.0
Total paid	224.7	173.5	11.5	153.6
Net balance, end of period	167.1	127.8	68.9	63.0
Add: reinsurance recoverables	46.7	55.1	80.5	81.3
Balance, end of period	$213.8	$182.9	$149.4	$144.3
Claims Development – Short Duration Contracts
The Company's short duration contracts primarily include medical stop-loss and group life and DI. The following tables present information about claims development of short-duration contracts as of December 31, 2017, net of reinsurance. The tables also include cumulative claim frequency (presented in whole numbers) and the total of incurred but not reported (IBNR) liabilities plus expected development on reported claims included within the net incurred amounts. Claim frequency for medical stop-loss is measured on an individual claimant basis per policy year. Claim frequency for group life and DI is measured by claim event on an individual basis.
The information about incurred and paid claims development for the years ended December 31, 2013 through 2016 is presented as unaudited supplementary information. The recording and paying of claims and related reserves on short duration contracts was not impacted by the Merger, and therefore, the information presented below combines Predecessor and Successor Company for 2016.
The tables below present information for the number of years for which claims incurred typically remain outstanding. Medical stop-loss claims are typically paid within two years. Claims for group life and DI tend to develop over a longer period; however, prior to 2013, this business was substantially reinsured and did not materially impact the Company's results. Additionally, during the fourth quarter of 2016, the Company entered into an agreement to recapture the majority of the long-term DI business that had been ceded to a reinsurer, which impacted the retained incurred claims in later contract years. Prior to the recapture, long-term DI business was generally reinsured at 45% to 90%, depending on year of issue, and prior period amounts have not been adjusted to reflect the recapture.

50

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Medical Stop-Loss

	For the Years Ended December 31,		As of December 31, 2017
			Related IBNR Reserves	Cumulative Number of Reported Claims
Year of Insured Event	2016 (Unaudited)	2017
Incurred Claims, Net of Reinsurance:
2016	$380.0	$387.9	$5.8	4,806
2017		464.8	109.5	2,992
Total		$852.7	$115.3
Cumulative Paid Claims, Net of Reinsurance:
2016	$278.5	$380.9
2017		331.1
Total		712.0
Liabilities for unpaid claims prior to 2016, net of reinsurance		—
Total liabilities for unpaid claims, net of reinsurance		$140.7
Group Life and DI

	For the Years Ended December 31,					As of December 31, 2017
	2013	2014	2015	2016		Related IBNR Reserves	Cumulative Number of Reported Claims
Year of Insured Event	(Unaudited)				2017
Incurred Claims, Net of Reinsurance:
2013	$21.9	$23.5	$23.0	$26.6	$27.5	$—	16,249
2014		41.3	42.1	56.2	56.1	—	30,678
2015			73.6	92.1	90.8	—	37,966
2016				106.5	105.6	0.7	35,152
2017					157.9	42.4	36,690
Total					$437.9	$43.1
Cumulative Paid Claims, Net of Reinsurance:
2013	$15.1	$19.7	$21.3	$22.0	$22.8
2014		25.3	32.6	35.9	39.8
2015			39.9	57.1	66.1
2016				53.4	74.2
2017					80.7
Total					$283.6
Liabilities for unpaid claims prior to 2013, net of reinsurance					2.7
Total liabilities for unpaid claims, net of reinsurance					$157.0

51

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Reconciliation
The reconciliation of the December 31, 2017 net incurred and paid claims development tables to the unpaid claims liability is as follows:

Reconciliation of the Claims Development Information to the Liability for Unpaid Claims and CAE
As of December 31, 2017
Net outstanding liabilities for unpaid claims
Medical Stop-Loss	$140.7
Group Life and DI	157.0
Other	3.8
Liabilities for unpaid claims, net of reinsurance	301.5

Reinsurance recoverable on unpaid claims
Medical Stop-Loss	12.4
Group Life and DI	41.9
Other	0.2
Total reinsurance recoverable on unpaid claims	54.5

Insurance lines other than short duration, net	25.7
Impact of discounting	(14.8)
Total gross liability for unpaid claims	$366.9
Claims Duration and Payout
The following is required unaudited supplementary information about average historical percentage payout of incurred claims by age, net of reinsurance:

Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance (Unaudited)
	Year 1	Year 2	Year 3	Year 4	Year 5
Group Life and DI	57.2%	16.2%	3.0%	0.6%	6.1%
14. Income Taxes
Symetra Life files a consolidated federal income tax return with its wholly-owned subsidiaries. Income taxes have been determined using the liability method. The provision for income taxes has two components: amounts currently payable or receivable and deferred income taxes. The deferred income taxes are calculated as the difference between the book and tax bases of the appropriate assets and liabilities and are measured using enacted tax rates. The Company includes penalties and interest related to unrecognized tax benefits in the calculation of income tax expense in the accompanying consolidated statements of income (loss).
The Company files income tax returns in the U.S. federal and various state jurisdictions. The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service (IRS), or the statute of limitations has expired, for all tax periods through December 31, 2012. Based upon a 2016 federal carryback claim, the Company's tax year 2013 is open for examination until 2020. The Company is not currently subject to any state income tax examinations.
The Company receives investment tax credits from its investments in certain limited partnerships. These are accounted for using the flow-through method. Refer to Note 4 for further discussion of our tax credit investments.

52

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

Differences between income taxes computed by applying the U.S. federal income tax rate to income (loss) from operations before income taxes and the provision (benefit) for income taxes were as follows:

	Successor Company				Predecessor Company
	For the Year Ended December 31, 2017		February 1 to December 31, 2016		January 1 to January 31, 2016		For the Year Ended December 31, 2015
Income (loss) from operations before income taxes	$114.7		$(51.7)		$(12.8)		$148.1
Tax provision (benefit) at U.S. Federal statutory rate	40.2	35.0%	(18.1)	35.0%	(4.5)	35.0%	51.8	35.0%
Increase (reduction) in rate resulting from:
Impact of change in enacted tax rates on deferred tax balances	(151.0)	(131.6)	—	—	—	—	—	—
Investment tax credits	(37.0)	(32.3)	(52.0)	100.8	(4.1)	32.0	(79.8)	(53.9)
Other	2.4	2.1	(0.4)	0.6	(0.3)	2.4	(2.3)	(1.5)
Provision (benefit) for income taxes	$(145.4)	(126.8)%	$(70.5)	136.4%	$(8.9)	69.4%	$(30.3)	(20.4)%
On December 22, 2017, the 2017 Tax Act was signed into law, reducing the corporate tax rate from 35% to 21%, effective January 1, 2018. The effects of the 2017 Tax Act have been reasonably estimated, and a provisional tax benefit of $151.0 was recorded for the year ended December 31, 2017. This amount reflects the re-measurement of deferred tax assets and liabilities due to the change in the enacted tax rate. As analysis of the 2017 Tax Act is completed and any additional guidance issued by the U.S. Treasury Department, the IRS, and other standard-setting bodies is interpreted, there may be adjustments to this provisional amount. Those adjustments may, but are not expected to, materially impact the provision for income taxes in the period in which the adjustments are made.
The following table sets forth the tax effects of temporary differences that gave rise to the deferred income tax assets and liabilities. Deferred income tax assets and liabilities were measured at a corporate tax rate of 21% and 35%, respectively, as of December 31, 2017 and 2016.

	As of December 31, 2017	As of December 31, 2016
Deferred income tax assets:
Adjustments to life policy liabilities	$452.6	$840.8
Deferred policy acquisition costs	—	36.6
Other	13.3	21.9
Total deferred income tax assets	465.9	899.3
Deferred income tax liabilities:
Deferred policy acquisition costs	24.4	—
Basis adjustment on securities	210.4	462.0
Unrealized gains on investment securities (net of DAC and VOBA adjustment: $16.9 and $7.5, respectively)	146.5	76.0
Intangible assets	325.7	605.1
Other	10.0	9.6
Total deferred income tax liabilities	717.0	1,152.7
Deferred income tax liability, net	$251.1	$253.4
Deferred tax assets are recognized only to the extent that it is more likely than not that future taxable profits will be available, and a valuation allowance is established where deferred tax assets cannot be recognized. Based on an analysis of the Company’s tax position, management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation for deferred tax assets has been established as of December 31, 2017 and 2016.

53

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

15. Dividends
Symetra Life is restricted by state regulations as to the aggregate amount of dividends it may pay to the Parent in any consecutive 12-month period without regulatory approval. The aggregate amount of dividends for the current year is determined based on the prior year’s statutory results. Under state law, Symetra Life may pay dividends only from the earned surplus arising from its business and must receive prior approval of the Insurance Commissioner of the State of Iowa ("the Commissioner") if such distributions would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limits.
For the year ended December 31, 2017, dividends to the Parent from Symetra Life were limited to $208.2 without Commissioner approval, and total dividends declared were $50.0, of which $19.9 was recorded as a return of capital and deducted against additional paid in capital. A portion of the dividend was paid as a non-cash transfer of Symetra Life's investment in a limited partnership with a fair value of $20.9, while the remaining $29.1 was paid in cash. For the year ended December 31, 2018, dividends are restricted to $221.9 without prior Commissioner approval.
On March 7, 2018, the Board of Directors declared a $25.0 dividend to the Parent.
16. Statutory-Basis Information
The Company and its subsidiaries are also required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as accounting for investments, certain assets, certain financial reinsurance transactions, and deferred taxes on a different basis. Additionally, the statutory financial statements were not affected by purchase accounting.
Effective January 1, 2017, Symetra Life elected Iowa Bulletin 06-01, which allows companies to record the change in fair value of derivative instruments used to economically hedge indexed products in income, consistent with how the change in indexed product reserves are recorded. There was no net impact on surplus.
The statutory net income and statutory capital and surplus for the Company and its subsidiaries are as follows:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Statutory net income:
Symetra Life Insurance Company	$267.8	$43.4	$205.6
Subsidiaries	11.1	7.3	9.4
Statutory capital and surplus:
Symetra Life Insurance Company (1)	$2,218.9	$2,082.4	$2,081.5
Subsidiaries	135.9	134.0	138.1
_______________

(1)
Symetra Life Insurance Company’s surplus includes the balances of its three wholly-owned subsidiaries, First Symetra National Life Insurance Company of New York, Symetra National Life Insurance Company and Symetra Reinsurance Corporation.

Each state of domicile imposes minimum risk–based capital (RBC) requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to the financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to company action level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company and its subsidiaries have statutory surplus and RBC levels above current regulatory required levels.
17. Related Parties
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel and facilities, and that the related expenses will be shared. These expenses include rent, payroll, benefits, data processing systems, and other charges. General service expenses are allocated among legal entities using various methodologies to estimate service utilization, including headcount, time

54

SYMETRA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All amounts in millions, unless otherwise stated)

studies or relevant activity levels, which management believes to be reasonable. In addition, the Company paid concessions, general agent fees, administrative and underwriting fees for services provided by its affiliates. These affiliates primarily included Symetra Securities, Inc. and Medical Risk Managers, Inc.
The Company’s affiliate, Symetra Assigned Benefits Service Company (SABSCO), purchased future payment streams of structured settlement annuity contracts issued by the Company from third-party payees. These contracts were assigned to and owned by SABSCO. The Company issued commutation endorsements to pay SABSCO lump sum amounts in lieu of receiving the future payment streams in the structured settlement annuity contracts and releases its reserves related to the contracts.
The Company records intercompany receivables in receivables and other assets and intercompany payables in other liabilities on the consolidated balance sheets. It is the Company’s policy to settle amounts due with affiliated companies within 30 days, except for certain long-term compensation liabilities that are settled when the awards are paid to the employee. Payables and receivables are aggregated and reported net for each affiliated entity. Balances and transactions with related parties recorded in the Company’s consolidated financial statements were as follows:

	As of December 31, 2017	As of December 31, 2016
Balances with Parent and affiliates:
Receivables	$0.1	$0.3
Payables	17.1	—

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016	For the Year Ended December 31, 2015
Transactions with Parent and affiliates:
Payments related to commutation endorsements (1)	$7.8	$7.4	$0.6	$14.7
Shared services expenses allocated, net (2)	6.9	6.1	0.4	5.5
Concessions, general agent fees, administrative and underwriting fees	10.7	8.0	0.9	11.7
___________________

(1)
Commutation endorsements reduce the reserves reported in funds held under deposit contracts on the consolidated balance sheets and interest credited on the consolidated statements of income, net of related payments.

(2)	Reported primarily in other underwriting and operating expenses on the consolidated statements of income.

55

SYMETRA SEPARATE ACCOUNT SL
PART C
OTHER INFORMATION

Item  26. Exhibits

Exhibit		Description	Reference
a.		Resolution of Board of Directors of Symetra Life authorizing the Separate Account	1/
b.		Custodian Agreement	Not Applicable
c.	(i) (ii)	Principal Underwriter's Agreement Amendment to Principal Underwriter's Agreement Form of Broker-Dealer Selling Agreement	4/ 5/ 3/
d.	(i) (ii) (iii) (iv) (v) (vi) (vii)
a) Form of Flexible Premium Variable Adjustable Life
         Insurance Policy
b) Interest Credited to the Loan Account Endorsement

a) Lapse Protection Benefit Rider
b) Lapse Protection Benefit Rider Specifications

Accelerated Death Benefit for Chronic Illness Rider

Accelerated Death Benefit Rider for Terminal Illness

Charitable Giving Benefit Rider

a) Accelerated Death Benefit for Chronic Illness Plus Rider
b) Chronic Illness Plus Specifications

Endorsement to Accelerated Death Benefit for Chronic Illness Rider and Accelerated Death Benefit for Chronic Illness Plus Rider

6/ Filed Herewith 6/ 6/ 6/ 6/ 6/ 6/ 7/ Filed Herewith
e.		Form of Application	6/
f.	(i)	Amended and Restated Articles of Incorporation of Symetra Life Insurance Company	2/
	(ii)	Bylaws of Symetra Life Insurance Company Effective July 1, 2014	2/
g.		Form of Reinsurance Agreement	Not Applicable
h.	(i)	Participation Agreement, as Amended (Vanguard)	3/
	(ii)	Amendment to Participation Agreement (Vanguard)	Filed Herewith
i.		Administrative Contracts	Not Applicable
j.		Other Material Contracts	Not Applicable
k.		Opinion and Consent of Counsel	Filed Herewith

Exhibit		Description	Reference
l.		Opinion and Consent of Actuary	Filed Herewith
m.		Sample Calculation	Not Applicable
n.		Other Opinions
	(i)	Consent of Ernst and Young LLP	Filed Herewith
o.		Omitted Financial Statements	Not Applicable
p.		Initial Capital Agreements	Not Applicable
q.		Redeemability Exemption: Description of Symetra Life Insurance Company's Issuance, Transfer and Redemption Procedures for Policies	7/
r.		Powers of Attorney	Filed Herewith

Reference	Description
1/
Incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 registration statement of Registrant filed with the Securities and Exchange Commission (“SEC”) on April 30, 1997 (File No. 33-10248).

2/	Incorporated herein by reference to Post-Effective Amendment No. 32 on Form N-4 registration statement of Separate Account C filed with the SEC on July 2, 2014 (File No. 33-69712).
3/	Incorporated herein by reference to Amendment No. 28 on Form N-6 registration statement of Registrant filed with the SEC on August 18, 2016 (File No. 333-213191).
4/	Incorporated by reference to Amendment No. 14 to Form S-6 registration statement of Registrant filed with the SEC on April 30, 1997 (File No. 33-10248).
5/	Incorporated by reference to Amendment No. 33 to Form N-6 registration statement of Registrant filed with the SEC on April 28, 2006 (File No. 333-30329).
6/	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement of Registrant filed with the SEC on November 18, 2016 (File No. 333-213191).
7/	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-6 registration statement of Registrant filed with the SEC on April 26, 2017 (File No. 333-213191).

Item 27. Directors and Officers of the Depositor

Set forth below is a list of each director and officer of Symetra Life who is engaged in activities relating to Symetra Separate Account SL or the variable life insurance policies offered through Symetra Separate Account SL.

Name	Positions with Symetra Life	Principal Business Address
Margaret A. Meister	Director and President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Michael W. Fry	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Daniel R. Guilbert	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Name	Positions with Symetra Life	Principal Business Address
Mark E. Hunt	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Hirofumi Miyahara	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Masato Naitoh	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Tommie D. Brooks	Director, Chief Financial Officer, Executive Vice President and Chief Actuary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Jacqueline M. Veneziani	Director, Senior Vice President, General Counsel and Secretary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Richard G. LaVoice	Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Colleen M. Murphy	Senior Vice President, Controller and Treasurer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Christine A. Katzmar Holmes	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Chantel L. Balkovetz	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Philippe D. Bouvier	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Suzanne Webb Sainato	Vice President and Chief Compliance Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Michaelanne Ehrenberg	Vice President and Associate General Counsel	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Stephanie L. Fry	Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Michael A. Polonsky	Assistant Vice President and Senior Actuary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Stephen F. Selby	Assistant Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant

No person is directly or indirectly controlled by Symetra Separate Account SL (“Registrant”). Symetra Life established Registrant by resolution of its Board of Directors. Symetra Life is a wholly owned subsidiary of Symetra Financial Corporation. Symetra Financial Corporation is organized under Delaware law and Symetra Life is organized under Iowa law. All subsidiaries are included in consolidated financial statements. Following is the organizational chart of Symetra Financial

Corporation.

Item 29. Indemnification

As more fully set forth in its Bylaws, Symetra Life, to the maximum extent it is empowered by the Iowa Business Corporation Act, Iowa Code Chapter 490, shall indemnify and advance expenses to any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including a grand jury proceeding) and whether formal or informal, by reason of the fact that such person (a) is or was a director or officer of the corporation, or (b) while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent, partner or trustee (or in a similar capacity) of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against reasonable expenses (including attorneys’ fees), judgments, fines, penalties, including an excise tax assessed with respect to an employee benefit plan, and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding or any appeal thereof.

Under certain Director and Officer Indemnification Agreements (“Agreement(s)”) between Symetra Life’s parent company, Symetra Financial Corporation, and directors and/or certain officers of Symetra Life (“Indemnitees”), Symetra Financial Corporation indemnifies and holds harmless Indemnitees, to the full extent permitted by the laws of the State of Delaware in effect at the time the Agreement is effective or as such laws may from time to time be amended, against all Indemnifiable Losses related to, resulting from or arising out of any Claim (subject to certain exceptions) where:

•
“Claim” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other, in which the Indemnitee is a party or reasonably could be made a party, is threatened to be made a party or is involved by reason of the fact that (i) Indemnitee is or was a director, officer, employee or agent of the Company and/or of a subsidiary of the Company, or (ii) Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, non-profit organization, joint venture, trust or other enterprise. Inclusion of the Indemnitee’s role with such an enterprise (including, for example, service on the board of directors of a non-profit organization) on a list approved from time to time by the Chief Executive Officer or Chief Financial Officer of the Company shall constitute service “at the request of the Company” for purposes of clause (ii) in the preceding sentence.

•
“Expenses” includes all direct and indirect costs and expenses of any type whatsoever (including without limitation all attorneys’ and experts’ fees, expenses and charges) and all other costs, expenses and obligations actually and reasonably paid or incurred by Indemitee in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim; and

•
“Indemnifiable Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, “Losses”) reasonably incurred by Indemnitee relating to, resulting from or arising out of any Claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Symetra Life pursuant to such provisions of the bylaws, statutes, agreements, or otherwise, Symetra Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Symetra Life or Symetra Financial Corporation of expenses incurred or paid by a director, officer or controlling person of Symetra Life in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the contracts issued by the Separate Account, Symetra Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

a. Symetra Securities, Inc., the principal underwriter for the Policies, also acts as the principal underwriter for other Symetra Life individual flexible premium variable life insurance policies, Symetra Life individual variable annuity contracts and Symetra Life’s group variable annuity contracts.

b. The following information is provided for each officer and director of the principal underwriter:

Name	Positions and Offices with Underwriter	Principal Business Address
Baker, Stephen R.	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Bodmer, Julie M.	Assistant Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Brooks, Tommie D.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Farrell, Andrew M.	Chairman of the Board, President and Chief Operating Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Fuehrer, Melissa J.	Chief Compliance Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
LaVoice, Richard G.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Chief Financial Officer, Treasurer and Financial and Operations Principal	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Pessoa, Melissa	Assistant Treasurer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Polley, Michael H.	Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Sainato, Suzanne Webb	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

c.
During the fiscal year ended December 31, 2017, Symetra Securities, Inc. received $920,610.10 in commissions for the distribution of certain variable life insurance policies in connection with Registrant of which no payments were retained. Symetra Securities, Inc. did not receive any other compensation in connection with the sale of Registrant's policies.

Item 31. Location of Accounts and Records

Symetra Life Insurance Company at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004 maintains physical possession of the accounts, books or documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable

Item 33. Fee Representations

Symetra Life hereby represents that the fees and charges deducted under the Milestone VUL-G Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Symetra Life.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City of Bellevue and State of Washington, on this 30th day of April, 2018.

Symetra Separate Account SL
Registrant

By:    Symetra Life Insurance Company

By:    Margaret A. Meister*
Margaret A. Meister, Director

Symetra Life Insurance Company
Depositor

By:    Margaret A. Meister*
Margaret A. Meister, Director

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

NAME                            TITLE

Michael W. Fry*                    Director and Executive Vice President
Michael W. Fry

Director, General Counsel, Senior Vice President and Secretary
Jacqueline M. Veneziani

Daniel R. Guilbert*                Director and Executive Vice President
Daniel R. Guilbert

Mark E. Hunt*                     Director and Executive Vice President
Mark E. Hunt

Margaret A. Meister*                 Director and President (Principal Executive Officer)
Margaret A. Meister

Tommie D. Brooks*                Director, Chief Financial Officer, Chief Actuary and

Tommie D. Brooks	Executive Vice President (Principal Accounting Officer & Principal Financial Officer)

Hirofumi Miyahara*                Director
Hirofumi Miyahara

Masato Naitoh*                    Director
Masato Naitoh

* BY: __________________________
Jacqueline M. Veneziani, Attorney In Fact

Those signatures with an asterisk indicate that the signature was supplied by a duly appointed attorney-in-fact under a valid Power of Attorney which is Filed Herewith.

EXHIBITS
Filed Herewith

Exhibit		Description
d.	(i)b.	Interest Credited to Loan Account Endorsement
d.	(vii)	Endorsement to Accelerated Death Benefit for Chronic Illness Rider and Accelerated Death Benefit for Chronic Illness Plus Rider
h.	(ii)	Amendment to Participation Agreement (Vanguard)
k.		Opinion and Consent of Counsel
l.		Opinion and Consent of Actuary
n.	(i)	Consent of Ernst and Young LLP
r.		Powers of Attorney